WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     While the economic statistics are not yet finalized, it appears that last year was the worst in 20 years or more in terms of economic growth, employment and total production. The third quarter produced the first quarterly decline in a decade and the fourth quarter probably followed suit. Total employment fell by 1 million and industrial production fell in 11 of the 12 months of the year. In fact, industrial production had a streak of declines unrivaled since the Great Depression. Not surprisingly, corporate profits came under extreme pressure and fell 18.5% for the year through September 2001, and probably will show a 25% decline when full year data is completed. This would make 2001 the worst year for corporate profits since 1991 and the second worst year in the Post WWII era.

     Inflation news throughout the year was generally positive. The Consumer Price Index was helped by declining energy prices and produced a modest 1.6% rise for the full year. The low level of inflation and weak economic conditions allowed the Federal Reserve (the "Fed") to reduce interest rates a record number of times and a record amount. By year-end 2001, Treasury Bill rates were below 2% compared with nearly 6% one year earlier. Long-term Treasury Bond rates fell as well, but by far less. Ten-year Treasury Bond yields fell by only 0.06% in 2001 and ended the year at just over 5%.

     The prospects for 2002 at this juncture look a great deal better than what we experienced in 2001. The Fed's actions to lower interest rates, along with the modest tax refund that consumers received late last year, is already producing dividends. Motor vehicle sales in 2001 were the second highest on record and record mortgage refinancings are putting extra income into consumers' pockets. Furthermore, consumer confidence levels have been erratically improving since their September lows. Tempering overall enthusiasm, however, is the reality of ongoing layoffs in many sectors and a debt level that is near record highs relative to income. Nevertheless, total disposable income grew by 4% over the last year despite the declines in total employment and, with confidence on the rise, spending can't be too far behind. Our expectation is that consumer spending this year will grow about as much as in 2001, or 2%. The pattern of growth is likely to be the mirror-image of 2001 as growth starts more slowly but rises throughout the year.

Financial Markets

     Stock prices generally declined in 2001 for the second consecutive year. In the Post WWII era, stock prices have declined in consecutive years only once before, 1973-74. Incidentally in 1975, the market rebounded 37% followed by a positive 24% return in 1976. We wish we could be as optimistic in 2002. Even with a nice increase in estimated S&P 500 reported operating earnings of 10-15% in 2002 (excluding the boost from the goodwill accounting change) we see an up, but not a booming, market. This is because, using our earnings estimate of $48, the price/earnings ratio for 2002 is 24x; a 55% premium over the 50 year average of 15.5x. This will act as a drag on performance. However, lower interest rates should help, leading to our estimate that stocks will be up 10-15% in 2002. We are looking for a rebound in technology earnings and expect that more economically sensitive stocks should perform well as the economy improves throughout the year.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     Bond investors had a good year in 2001 as the Lehman Government/Credit Index rose 8.5%. This year will probably not be as beneficial mainly due to the lack of significant Fed activity throughout the year. Last year, the Fed's focus was uniformly on economic growth. This year, the focus is likely to be less clear. The substantial growth in liquidity and money supply that was necessary to move the economy forward will probably change the Fed's focus as the year progresses. This passage of time will increase the role inflation plays on both Fed policy and the bond market. The Fed is not likely to raise rates until both an economic recovery is well established and inflation concerns begin to develop. Without the threat of higher prices, the Fed will be willing to keep rates low as they did in the '92-'94 period. The outlook for inflation will have a major impact on how the long end of the market behaves. Our expectation is for the yield curve to flatten, but a declining inflation picture could allow the market to respond with a "bull" flattener that has long-term rates coming down while short rates hold steady or rise slightly. How much of the low inflation environment the market is willing to price into long-term yields will be the critical question.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The Wilmington Large Cap Growth Portfolio (the "Portfolio") returned -11.27% for the six-month period ended December 31, 2001. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined -5.56% for the same period. The Russell 1000 Growth Index returned -7.21% for the same six-month period. The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics.

     The Portfolio is currently positioned for an economic recovery, which at this point in time appears to be likely in the second half of 2002. Approximately 60% of the Portfolio is in cyclical growth stocks (financials, consumer discretionary, technology, industrials) and 35% is in less cyclical stocks (healthcare, consumer staples). The growth bias in this mix will allow us to participate as the market turns while we maintain risk controls that we believe are appropriate in the current environment. As of December 31, 2001, the ten largest holdings were:

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
General Electric Co.                4.84%
Bristol-Meyers                      4.21%
Microsoft Corp.                     4.13%
Tyco International, Ltd.            3.74%
Anheuser-Busch Companies,
  Inc.                              3.26%

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
AOL Time Warner, Inc.               3.10%
Wal-Mart Stores, Inc.               3.04%
Costco Wholesale Corp.              3.04%
Citigroup, Inc.                     3.02%
American International
  Group, Inc.                       2.93%

     The following table compares the performance of the Wilmington Large Cap Growth Portfolio ("Large Cap Growth"), the Russell 1000 Growth Index and the S&P 500 Index for the past ten years ended December 31, 2001.*

                                                    Average Annual
                                   Six       -----------------------------
                                  Months     1 Year     5 Year     10 Year
                                  ------     ------     ------     -------
Large Cap Growth                  (11.27)%   (33.06)%    4.27%       9.07%
Russell 1000 Growth Index          (7.21)%   (20.42)%    8.27%      10.79%
S&P 500 Index                      (5.56)%   (11.89)%   10.70%      12.94%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Growth Index and S&P 500 Index are unmanaged stock market indicies without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP CORE PORTFOLIO

     The Wilmington Large Cap Core Portfolio (the "Portfolio") returned -6.44% for the six-month period ended December 31, 2001. The Standard & Poor's 500 Index, an unmanaged, capitalization-weighted index of five hundred publicly traded stocks, declined -5.56% for the same period.

     As of the date of this report, the Portfolio is well diversified across all major Standard & Poor's economic sectors with overweights to health care and capital goods. During the six-month period, the Portfolio benefited from its overweight in health care and underweight financials but was more than offset by the performance in consumer staples due to the media and cable exposure. The performance was also hampered by the performance shift from the large capitalization to smaller capitalization companies. The Portfolio's strategy emphasizes diversification in order to produce market like returns. We continue to emphasize the purchase of and overweight positions in, relative to the Standard & Poor's 500 Index, stocks that possess, in the judgement of its investment adviser, above average long-term sustainable earnings growth rates. The top ten holdings as of December 31, 2001, representing approximately 24% of the Portfolio's assets are:

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
General Electric Co.                3.28%
Tyco International                  3.01%
Microsoft Corp.                     2.39%
Comcast                             2.36%
American Itn'l Group Inc.           2.30%

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
Pepsico Inc.                        2.14%
Merck Co.                           2.12%
Pfizer Inc.                         2.09%
Home Depot                          2.01%
Exxon-Mobil Corp.                   1.93%

     The following table compares the performance of the Wilmington Large Cap Core Portfolio ("Large Cap Core") with that of the S&P 500 Index since the Portfolio's commencement of operations on January 4, 1995 through December 31, 2001.*

                                                     Average Annual
                                   Six       -------------------------------
                                  Months     1 Year     5 Year     Inception
                                  ------     ------     ------     ---------
Large Cap Core                    (6.44)%    (17.55)%    7.88%       11.47%
S&P 500 Index                     (5.56)%    (11.89)%   10.70%       15.70%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON SMALL CAP CORE PORTFOLIO

     The Wilmington Small Cap Core Portfolio (the "Portfolio") declined -5.08% for the six-month period ended December 31, 2001, compared to the Russell 2000 Index, which declined -4.09% during the period. The Russell Index is based on a ranking of the top 3,000 U.S. companies by market capitalization. The first 1,000 companies comprise the Russell 1000 (large cap) Index and the bottom 2,000 companies make up the Russell 2000 (small cap) Index.

     During the second half of calendar year 2001, U.S. small cap stocks were already in a pronounced decline when terrorism struck on September 11(th). The market remained closed for the balance of that week, traded sharply lower the following week, and since has begun a steady rise that we believe marks the beginning of a sustainable new bull market trend. As such, the tone of our activity has changed from the balanced approach that we were following during the first eight months of calendar 2001. Our primary methodology is to seek out small companies that can grow large by exploiting an inherent competitive advantage. These types of companies are normally found in industries where there is a high scientific component such as biotechnology, medical devices, semiconductors and software. To balance out the risk of investing in these early stage companies, we include a component of more established smaller firms that retain a competitive edge in more mundane industries such as natural gas exploration, specialty retail, media and financial services.

     Prior to the September 11(th) Attacks, our new purchases were marked by names such as; Direct Focus, a marketer of home exercise equipment; Sierra Pacific, a Nevada based electric utility; Duane Reade, a NYC based drug store chain; and American Axle & Manufacturing, an automotive industry outsourcer. Throughout the entire six-month period, we maintained our overweight to biotechnology, but we began to reverse the severe underweight to electronic technology in the fourth calendar quarter. In early to mid October, we began to rebuild these positions in storage related companies such as QLogic and Emulex and in networking companies such as Enterasys, Extreme Networks and Riverstone Networks. We also added a position in Vitesse Semiconductor, which makes high-speed communications processor chips. While we remain slightly underweight to electronic technology, these positions have appreciated substantially from our entry points.

     In the months ahead, we believe the Portfolio is well structured to generate above average returns. Our strong representation in various consumer discretionary groups and biotechnology and our increasing positions in technology industries bode well for future performance. As of December 31, 2001, the ten largest holdings were:

   10 Largest Holdings     Percent of Total Assets
   -------------------     -----------------------
Orthofix International NV           2.25%
Titan Corp.                         1.96%
O'Reilly Automotive, Inc.           1.65%
Orthodontic Centers of
  America                           1.53%
Mediacom Communications
  Corp.                             1.50%

   10 Largest Holdings     Percent of Total Assets
   -------------------     -----------------------
Factset Research Systems,
  Inc.                              1.42%
Williams-Sonoma, Inc.               1.35%
Waste Connections, Inc.             1.27%
Toll Brothers, Inc.                 1.22%
Direct Focus, Inc.                  1.22%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Small Cap Portfolio ("Small Cap Core") and its predecessor, the Small Cap Stock Fund (a collective investment fund), with that of the Russell 2000 Index since the Portfolio's commencement of operations on March 31, 1997 through December 31, 2001. The Small Cap Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Core Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Small Cap Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Small Cap Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                          Average Annual
                                             Six       --------------------
                                            Months     1 Year     Inception
                                            ------     ------     ---------
Small Cap Core                              (5.08)%    (1.37)%      10.82%
Russell 2000 Index                          (4.09)%    2.49%         9.15%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights

WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The Wilmington International Multi-Manager Portfolio (the "Portfolio") returned -11.17% for the six-month period ended December 31, 2001. The Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI EAFE Index") declined -8.0% for the same six-month period. The MSCI EAFE Index is an unmanaged, capitalization weighted index of approximately 900 companies listed on the major stock exchanges in Europe, Australasia and the Far East.

     The third quarter of 2001 was particularly unkind due to the horrific events of September 11(th). Obviously, the human tragedy suffered from the September 11(th) terrorist attacks will forever haunt our generation and has changed our way of living. Needless to say, the financial markets also experienced a great deal of turmoil and anxiety with the whole world worrying what else may be to come. In the US, the financial markets were closed or limited for almost a week following the attacks. Overseas, the markets remained opened and immediately sold off as much as 15% with airlines and insurance companies being the hardest hit. The Portfolio was down 15.75% for the quarter and down 11.1% alone for the month of September.

     The fourth quarter of 2001 saw a bit of a recovery with the Portfolio rallying 5.43%. America's pride and resolve took center stage as the hunt for the terrorists and the conflict in Afghanistan began to take shape. Unfortunately, the Portfolio's performance lagged the MSCI Index for the quarter with mixed results from its sub-advisers. As a whole, the Portfolio suffered from its underweights in the technology and consumer discretionary sectors, which appreciated nicely for the quarter, but were down for the year.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     With all the uncertainty swirling around, chances are the foreign markets will remain volatile in the near-term with the general thought being U.S. will lead a global economic recovery. Although the Portfolio's sub-advisers anticipate increasing their cyclical growth investments, the current investment strategy remains cautious with an emphasis on mature quality company stocks. As of December 31, 2001, the ten largest holdings were:

10 Largest Holdings - Country  Percent of Total Assets
-----------------------------  -----------------------
Vodafone Group PLC - United
  Kingdom                               2.97%
Total Fina Elf - France                 2.47%
BP PLC - United Kingdom                 1.85%
Aventis SA - France                     1.77%
GlaxoSmithKline PLC - United
  Kingdom                               1.76%

10 Largest Holdings - Country  Percent of Total Assets
-----------------------------  -----------------------
Lafarge SA - France                     1.62%
Nestle SA - Switzerland                 1.60%
E.On AG - Germany                       1.49%
Diageo PLC - United Kingdom             1.35%
Suez SA - France                        1.33%

     The following table compares the performance of the Wilmington International Multi-Manager Portfolio ("International Multi-Manager") and its predecessor, the International Stock Fund (a collective investment fund), with that of the MSCI EAFE Index for the past ten years ended December 31, 2001. The International Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Multi-Manager Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The International Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the International Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                      Average Annual
                                       Six      --------------------------
                                      Months    1 Year    5 Year   10 Year
                                      ------    ------    ------   -------
International Multi-Manager           (11.17)%  (26.91)%   0.52%    5.32%
MSCI EAFE Index                       (8.00)%   (21.44)%   0.89%    4.46%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The MSCI EAFE Index is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

WILMINGTON LARGE CAP VALUE PORTFOLIO

     The Wilmington Large Cap Value Portfolio ("Portfolio") returned -5.39% for the six-month period ended December 31, 2001, compared to -4.39% return for the Russell 1000 Value Index.

     The Portfolio had several stocks perform well in the fourth quarter, such as Accenture and Cendant that were also the top performers for the year. Accenture, one of the world's largest consulting and outsourcing firms (formerly Anderson Consulting), had its initial public offering in July at $14/share. Accenture's earnings estimates increased after reporting a solid third quarter, causing the Portfolio to trim its position at $26/share. Cendant's core businesses are travel related, including franchising of various hotel brands. The company is also heavily involved in mortgage banking and residential real estate sales. After suffering through a well-publicized accounting fraud and subsequent class action shareholder suits, Cendant appears to be back on track to produce consistent results. The stock dropped sharply in September due to travel industry exposure, thus providing us with an excellent investment opportunity. We increased our position when the stock was trading at 10x next year's earnings estimates, and have seen a 50% appreciation in price since.

     One of our newest holdings is Dynegy, which suffered from the inevitable fallout surrounding Enron. We believe the company's business model is more conservative than its competitors, given its control over power generation in Illinois. Dynegy's recent equity offering and absence of undisclosed off-balance sheet financing should enable the company to maintain its credit rating and take advantage of the void Enron's departure has left in the marketplace. As of December 31, 2001, the ten largest holdings were:

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
Cablevision Systems
  Corp. - Class A                   3.74%
Citigroup. Inc.                     3.25%
Washington Mutual, Inc.             3.07%
El Paso Corp.                       2.95%
Cendant Corp.                       2.94%

10 Largest Holdings        Percent of Total Assets
-------------------        -----------------------
AON Corp.                           2.89%
Schering-Plough Corp.               2.77%
Duke Energy Corp.                   2.71%
Kraft Foods, Inc.                   2.63%
AT&T Corp.                          2.57%

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the performance of the Wilmington Large Cap Value Portfolio ("Large Cap Value") and its predecessor, the Value Stock Fund (a collective investment fund), with that of the Russell 1000 Value Index for the past ten years ended December 31, 2001. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Large Cap Value Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Value Stock Fund was not a registered investment company under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code 1986, as amended. If the Value Stock Fund had registered under the 1940 Act, its performance may have been different.*

                                                      Average Annual
                                       Six      --------------------------
                                      Months    1 Year    5 Year   10 Year
                                      ------    ------    ------   -------
Large Cap Value                       (5.39)%   (5.14)%    7.12%    11.36%
Russell 1000 Value Index              (4.39)%   (5.59)%   11.14%    14.16%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The Russell 1000 Value Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest in an index. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights

     We invite your comments and questions and thank you for your investment in the Wilmington Equity Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         [/s/Robert J. Christian]

                                         Robert J. Christian
February 15, 2002                        President

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                       Large Cap                                       International    Large Cap
                                         Growth        Large Cap        Small Cap      Multi-Manager      Value
                                       Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                      ------------   --------------   --------------   -------------   -----------
ASSETS:
Investment in Series, at value......  $117,511,896    $110,768,030     $143,892,963    $ 68,743,110    $76,172,018
Deferred organizational costs.......            --              --           11,695          15,251         12,651
Other assets........................         3,059           2,507            3,016           1,780          1,950
                                      ------------    ------------     ------------    ------------    -----------
Total assets........................   117,514,955     110,770,537      143,907,674      68,760,141     76,186,619
                                      ------------    ------------     ------------    ------------    -----------
LIABILITIES:
Accrued expenses....................        56,849          19,872           33,687          44,820         27,857
                                      ------------    ------------     ------------    ------------    -----------
Total liabilities...................        56,849          19,872           33,687          44,820         27,857
                                      ------------    ------------     ------------    ------------    -----------
NET ASSETS..........................  $117,458,106    $110,750,665     $143,873,987    $ 68,715,321    $76,158,762
                                      ============    ============     ============    ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital.....................  $192,197,762    $ 98,171,089     $129,308,846    $ 88,813,719    $71,470,223
Undistributed net investment income
  (loss)............................         1,093         322,266           32,948        (582,418)        25,061
Accumulated net realized loss on
  investments and foreign
  currencies........................   (62,404,403)     (2,473,243)      (1,435,186)    (16,893,262)    (1,312,472)
Net unrealized appreciation
  (depreciation) of investments.....   (12,336,346)     14,730,553       15,967,379      (2,647,539)     5,975,950
Net unrealized appreciation on
  translations of assets and
  liabilities in foreign
  currencies........................            --              --               --          24,821             --
                                      ------------    ------------     ------------    ------------    -----------
NET ASSETS..........................  $117,458,106    $110,750,665     $143,873,987    $ 68,715,321    $76,158,762
                                      ============    ============     ============    ============    ===========
Shares of beneficial interest
  outstanding ($0.01 par value,
  unlimited authorized shares):.....    10,429,463       6,692,091       14,266,623      10,544,411      7,456,130
                                      ============    ============     ============    ============    ===========
NET ASSET VALUE, offering and
  redemption price per share
  Institutional Shares..............        $11.26                           $16.55                         $10.08
                                      ============                     ============                    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                        Large Cap                                       International    Large Cap
                                          Growth        Large Cap        Small Cap      Multi-Manager      Value
                                        Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                       ------------   --------------   --------------   -------------   -----------
INVESTMENT INCOME:
  Investment income from Series......  $    572,498    $   729,633      $   666,253      $   337,932    $   601,062
  Expenses from Series...............      (469,192)      (407,036)        (480,537)        (396,016)      (274,153)
                                       ------------    -----------      -----------      -----------    -----------
    Net investment income (loss)
       from Series...................       103,306        322,597          185,716          (58,084)       326,909
                                       ------------    -----------      -----------      -----------    -----------
EXPENSES:
  Administration and accounting
    fees.............................        27,000         27,000           27,000           27,000         27,000
  Transfer agent fees................        32,782         20,142           27,487           18,621         18,891
  Custody fees.......................           607            393              607           26,098            608
  Reports to shareholders............        11,297          6,336            6,413            4,484          3,859
  Trustees' fees.....................         3,597          3,587            3,611            3,587          3,587
  Amortization of organizational
    expenses.........................           702            337            2,462            4,875          2,636
  Registration fees..................        16,090         15,631           16,587           16,043         14,715
  Professional fees..................         8,621          7,609            7,852            8,531          6,354
  Other..............................         1,517          1,169            1,300              707          1,118
                                       ------------    -----------      -----------      -----------    -----------
    Total expenses before fee waivers
       and expense reimbursements....       102,213         82,204           93,319          109,946         78,768
    Fees waived and expenses
       reimbursed....................            --        (82,204)              --           (6,569)        (3,375)
                                       ------------    -----------      -----------      -----------    -----------
       Total expenses, net...........       102,213             --           93,319          103,377         75,393
                                       ------------    -----------      -----------      -----------    -----------
    Net investment income (loss).....         1,093        322,597           92,397         (161,461)       251,516
                                       ------------    -----------      -----------      -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY:
  Net realized loss on investments
    and foreign currency
    transactions.....................   (35,554,232)    (2,132,343)        (157,697)      (8,597,486)      (810,623)
  Net change in unrealized
    appreciation (depreciation) on
    investments and foreign
    currency.........................    17,241,415     (5,171,696)      (4,733,929)         883,890     (3,791,411)
                                       ------------    -----------      -----------      -----------    -----------
  Net loss on investments and foreign
    currency.........................   (18,312,817)    (7,304,039)      (4,891,626)      (7,713,596)    (4,602,034)
                                       ------------    -----------      -----------      -----------    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................  $(18,311,724)   $(6,981,442)     $(4,799,229)     $(7,875,057)   $(4,350,518)
                                       ============    ===========      ===========      ===========    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                          Large Cap                                       International    Large Cap
                                            Growth        Large Cap        Small Cap      Multi-Manager      Value
                                          Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         ------------   --------------   --------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $      1,093    $    322,597     $     92,397    $   (161,461)   $    251,516
  Net realized loss on investments and
    foreign currency...................   (35,554,232)     (2,132,343)        (157,697)     (8,597,486)       (810,623)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................    17,241,415      (5,171,696)      (4,733,929)        883,890      (3,791,411)
                                         ------------    ------------     ------------    ------------    ------------
Net decrease in net assets resulting
  from operations......................   (18,311,724)     (6,981,442)      (4,799,229)     (7,875,057)     (4,350,518)
                                         ------------    ------------     ------------    ------------    ------------
Distributions to shareholders:
  From net investment income...........            --        (454,491)        (144,996)       (184,335)       (651,344)
  From net realized gain...............            --      (2,227,006)              --        (668,349)     (1,677,212)
                                         ------------    ------------     ------------    ------------    ------------
Total distributions....................            --      (2,681,497)        (144,996)       (852,684)     (2,328,556)
                                         ------------    ------------     ------------    ------------    ------------
Portfolio share transactions(a):
  Proceeds from shares sold............    32,445,652      17,199,383       39,623,252      88,023,099      10,914,848
  Cost of shares issued on reinvestment
    of distributions...................            --       2,574,803          108,732         791,689       2,165,184
  Cost of shares redeemed..............   (54,993,914)     (7,421,898)     (27,149,595)    (87,882,782)    (12,554,485)
                                         ------------    ------------     ------------    ------------    ------------
Net increase (decrease) in net assets
  from
  Portfolio share transactions.........   (22,548,262)     12,352,288       12,582,389         932,006         525,547
                                         ------------    ------------     ------------    ------------    ------------
Total increase (decrease) in net
  assets...............................   (40,859,986)      2,689,349        7,638,164      (7,795,735)     (6,153,527)
NET ASSETS:
  Beginning of period..................   158,318,092     108,061,316      136,235,823      76,511,056      82,312,289
                                         ------------    ------------     ------------    ------------    ------------
  End of period........................  $117,458,106    $110,750,665     $143,873,987    $ 68,715,321    $ 76,158,762
                                         ============    ============     ============    ============    ============
  Undistributed net investment income
    (loss).............................  $      1,093    $    322,266     $     32,948    $   (582,418)   $     25,061
                                         ============    ============     ============    ============    ============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:        Shares          Shares           Shares          Shares          Shares
                                         ------------    ------------     ------------    ------------    ------------
  Shares sold..........................     2,884,052       1,027,288        4,230,900      13,324,345       1,075,222
  Shares issued on reinvestment of
    distributions......................            --         156,238           10,950         123,124         215,656
  Shares redeemed......................    (4,930,110)       (440,231)      (2,788,967)    (13,194,244)     (1,231,392)
                                         ------------    ------------     ------------    ------------    ------------
  Net increase (decrease) in shares....    (2,046,058)        743,295        1,452,883         253,225          59,486
  Shares outstanding -- Beginning of
    period.............................    12,475,521       5,948,796       12,813,740      10,291,186       7,396,644
                                         ------------    ------------     ------------    ------------    ------------
  Shares outstanding -- Ending of
    period.............................    10,429,463       6,692,091       14,266,623      10,544,411       7,456,130
                                         ============    ============     ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                           Large Cap                                       International    Large Cap
                                            Growth         Large Cap        Small Cap      Multi-Manager      Value
                                           Portfolio     Core Portfolio   Core Portfolio     Portfolio      Portfolio
                                         -------------   --------------   --------------   -------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $    (810,994)   $    454,160     $    160,179    $    431,589    $   709,197
  Net realized gain (loss) on
    investments and foreign currency...    (26,850,171)      1,895,916        7,758,966      (7,467,489)     2,869,840
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................    (76,620,205)    (29,516,451)     (13,336,367)    (18,052,076)     2,603,531
                                         -------------    ------------     ------------    ------------    -----------
Net increase (decrease) in net assets
  resulting from operations............   (104,281,370)    (27,166,375)      (5,417,222)    (25,087,976)     6,182,568
                                         -------------    ------------     ------------    ------------    -----------
Distributions to shareholders:
  From net investment income...........             --        (196,362)         (55,679)       (425,931)      (496,624)
  From net realized gain...............    (79,333,373)     (3,968,620)     (10,728,667)    (13,436,633)            --
  In excess of net realized gain.......             --              --       (1,277,489)             --             --
                                         -------------    ------------     ------------    ------------    -----------
Total distributions....................    (79,333,373)     (4,164,982)     (12,061,835)    (13,862,564)      (496,624)
                                         -------------    ------------     ------------    ------------    -----------
Portfolio share transactions(a):
  Proceeds from shares sold............     48,050,866      29,263,077       70,160,030      70,158,808     20,799,351
  Cost of shares issued on reinvestment
    of distributions...................     74,318,994       4,071,772       11,170,984      13,254,099        477,874
  Cost of shares redeemed..............    (57,726,686)    (21,754,236)     (31,072,024)    (52,029,187)    (8,922,875)
                                         -------------    ------------     ------------    ------------    -----------
Net increase in net assets from
  Portfolio share transactions.........     64,643,174      11,580,613       50,258,990      31,383,720     12,354,350
                                         -------------    ------------     ------------    ------------    -----------
Total increase (decrease) in net
  assets...............................   (118,971,569)    (19,750,744)      32,779,933      (7,566,820)    18,040,294
NET ASSETS:
  Beginning of year....................    277,289,661     127,812,060      103,455,890      84,077,876     64,271,995
                                         -------------    ------------     ------------    ------------    -----------
  End of year..........................  $ 158,318,092    $108,061,316     $136,235,823    $ 76,511,056    $82,312,289
                                         =============    ============     ============    ============    ===========
  Undistributed net investment
    income.............................  $          --    $    454,160     $     85,547    $         --    $   424,889
                                         =============    ============     ============    ============    ===========
(a)TRANSACTIONS IN CAPITAL SHARES WERE:         Shares          Shares           Shares          Shares         Shares
                                         -------------    ------------     ------------    ------------    -----------
  Shares sold..........................      3,019,552       1,476,559        6,735,583       8,359,597      1,913,448
  Shares issued on reinvestment of
    distributions......................      4,410,623         195,758        1,115,982       1,507,861         44,206
  Shares redeemed......................     (3,259,730)     (1,042,850)      (3,012,060)     (6,315,066)      (829,645)
                                         -------------    ------------     ------------    ------------    -----------
  Net increase in shares...............      4,170,445         629,467        4,839,505       3,552,392      1,128,009
  Shares outstanding -- Beginning of
    year...............................      8,305,076       5,319,329        7,974,235       6,738,794      6,268,635
                                         -------------    ------------     ------------    ------------    -----------
  Shares outstanding -- End of year....     12,475,521       5,948,796       12,813,740      10,291,186      7,396,644
                                         =============    ============     ============    ============    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                                  For the
                                           For the                                 Period
                                          Six-Month                              January 1,      For the Fiscal
                                         Period Ended       For the Fiscal          1999          Years Ended
                                         December 31,    Years Ended June 30,     through         December 31,
                                             2001       ----------------------    June 30,    --------------------
LARGE CAP GROWTH PORTFOLIO --            (Unaudited)      2001      2000(4)(+)    1999(+)     1998(+)(1)   1997(+)
INSTITUTIONAL SHARES                     ------------   ---------   ----------   ----------   ----------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................    $  12.69     $  33.39     $  25.76     $  23.59     $  21.37    $ 19.22
                                           --------     --------     --------     --------     --------    -------
INVESTMENT OPERATIONS:
  Net investment gain (loss)...........          --(5)     (0.08)(2)     (0.14)(2)     (0.02)     (0.01)     (0.19)(2)
  Net realized and unrealized gain
    (loss)
    on investments.....................       (1.43)      (10.61)        8.70         2.19         5.02       5.44
                                           --------     --------     --------     --------     --------    -------
    Total from investment operations...       (1.43)      (10.69)        8.56         2.17         5.01       5.25
                                           --------     --------     --------     --------     --------    -------
DISTRIBUTIONS:
  From net investment income...........          --           --           --           --           --         --
  From net realized gain...............          --       (10.01)       (0.93)          --        (2.79)     (3.10)
                                           --------     --------     --------     --------     --------    -------
    Total distributions................          --       (10.01)       (0.93)          --        (2.79)     (3.10)
                                           --------     --------     --------     --------     --------    -------
NET ASSET VALUE -- END OF PERIOD.......    $  11.26     $  12.69     $  33.39     $  25.76     $  23.59    $ 21.37
                                           ========     ========     ========     ========     ========    =======
TOTAL RETURN...........................    (11.27)%**   (39.41)%       33.27%        9.20%**     23.58%     27.50%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations......       0.85%*       0.76%        0.75%        0.75%*       0.80%      1.38%
    Excluding expense limitations......       0.85%*       0.79%        0.77%        0.80%*       0.92%        N/A
  Net investment income (loss).........       0.00%*     (0.37)%      (0.45)%      (0.14)%*     (0.08)%    (0.86)%
Portfolio turnover rate................         49%          78%         111%          16%          52%        28%
Net assets at the end of period (000
  omitted).............................    $117,458     $158,318     $277,290     $222,538     $223,151    $91,445

*    Annualized.
**   Not annualized.
(1)  Effective February 23, 1998, Wilmington Trust Company
     assumed the responsibility of Adviser to the Large Cap
     Growth Portfolio.
(2)  The net investment loss per share was calculated using
     average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- WT Large Cap Growth Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(4)  Effective November 1, 1999, Roxbury Capital Management, LLC,
     assumed the responsibility of Adviser to the WT Large Cap
     Growth Series.
(5)  Less than $0.01 per share.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial
     highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                            For the
                                           Six-Month
                                          Period Ended
                                          December 31,           For the Fiscal Years Ended June 30,
                                              2001       ---------------------------------------------------
LARGE CAP CORE PORTFOLIO --               (Unaudited)      2001       2000       1999       1998      1997
INSTITUTIONAL SHARES                      ------------   --------   --------   --------   --------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD................................    $  18.17     $  24.03   $  22.50   $  18.72   $  20.56   $ 16.58
                                            --------     --------   --------   --------   --------   -------
INVESTMENT OPERATIONS:
  Net investment income.................        0.05         0.08       0.10       0.12       0.16      0.13
  Net realized and unrealized gain
    (loss) on investments...............       (1.22)       (5.15)      1.83       4.14       4.52      4.09
                                            --------     --------   --------   --------   --------   -------
    Total from investment operations....       (1.17)       (5.07)      1.93       4.26       4.68      4.22
                                            --------     --------   --------   --------   --------   -------
DISTRIBUTIONS:
  From net investment income............       (0.08)       (0.04)     (0.12)     (0.14)     (0.16)    (0.15)
  From net realized gain................       (0.37)       (0.75)     (0.28)     (0.34)     (6.36)    (0.09)
                                            --------     --------   --------   --------   --------   -------
    Total distributions.................       (0.45)       (0.79)     (0.40)     (0.48)     (6.52)    (0.24)
                                            --------     --------   --------   --------   --------   -------
NET ASSET VALUE -- END OF PERIOD........    $  16.55     $  18.17   $  24.03   $  22.50   $  18.72   $ 20.56
                                            ========     ========   ========   ========   ========   =======
TOTAL RETURN............................     (6.44)%**   (21.50)%      8.57%     23.25%     29.09%    25.67%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations.......       0.80%*       0.80%      0.80%      0.80%      0.80%     0.80%
    Excluding expense limitations.......       0.96%*       0.98%      0.94%      0.91%      0.93%     0.94%
  Net investment income.................       0.63%*       0.39%      0.40%      0.65%      0.81%     0.80%
Portfolio turnover rate.................         26%          72%        12%         5%        93%       26%
Net assets at the end of period (000
  omitted)..............................    $110,751     $108,061   $127,812   $139,228   $110,052   $88,763

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- Large
     Cap Core Series (the "Series") and the portfolio turnover
     reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                  For the       For the
                                             For the                               Period        period
                                            Six-Month                            January 1,     June 29,
                                           Period Ended      For the Fiscal         1999        1998(1)
                                           December 31,   Years Ended June 30,    through       through
                                               2001       --------------------    June 30,    December 31,
SMALL CAP CORE PORTFOLIO --                (Unaudited)      2001      2000(+)     1999(+)       1998(+)
INSTITUTIONAL SHARES                       ------------   --------   ---------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD...    $  10.63     $ 12.97    $   9.51     $  9.36       $ 10.00
                                             --------     -------    --------     -------       -------
INVESTMENT OPERATIONS:
  Net investment income..................        0.01        0.16          --        0.02          0.02
  Net realized and unrealized gain (loss)
    on investments.......................       (0.55)      (1.14)       3.50        0.13         (0.62)
                                             --------     -------    --------     -------       -------
    Total from investment operations.....       (0.54)      (0.98)       3.50        0.15         (0.60)
                                             --------     -------    --------     -------       -------
DISTRIBUTIONS:
  From net investment income.............       (0.01)      (0.01)      (0.02)       0.00         (0.02)
  From net realized gain.................          --       (1.21)      (0.02)         --            --
  In excess of net realized gain.........          --       (0.14)         --          --         (0.02)
                                             --------     -------    --------     -------       -------
    Total distributions..................       (0.01)      (1.36)      (0.04)         --         (0.04)
                                             --------     -------    --------     -------       -------
NET ASSET VALUE -- END OF PERIOD.........    $  10.08     $ 10.63    $  12.97     $  9.51       $  9.36
                                             ========     =======    ========     =======       =======
TOTAL RETURN.............................     (5.08)%**   (6.88)%      36.93%       1.60%**     (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations........       0.89%*      0.83%       0.80%       0.80%*        0.80%*
    Excluding expense limitations........       0.89%*      0.90%       0.91%       0.90%*        0.95%*
  Net investment income..................       0.14%*      0.15%       0.02%       0.39%*        0.45%*
Portfolio turnover rate..................         11%         53%         47%          7%           10%
Net assets at the end of period (000
  omitted)...............................    $143,874     $136,236   $103,456     $76,316       $82,156

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Effective November 1, 1999, the expense and the net
     investment income ratios include expenses allocated from the
     WT Investment Trust I -- Small Cap Core Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(+)  Effective November 1, 1999, the Rodney Square Small Cap
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial
     highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                 For the       For the
                                              For the                             Period        Period
                                             Six-Month       For the Fiscal     January 1,     June 29,
                                            Period Ended      Years Ended          1999        1998(1)
                                            December 31,        June 30,         through       through
                                                2001       ------------------    June 30,    December 31,
INTERNATIONAL MULTI-MANAGER PORTFOLIO --    (Unaudited)      2001     2000(+)    1999(+)       1998(+)
INSTITUTIONAL SHARES                        ------------   --------   -------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD....    $   7.43     $  12.48   $ 10.03    $  9.82       $ 10.00
                                              --------     --------   -------    -------       -------
INVESTMENT OPERATIONS:
  Net investment income (loss)(2).........       (0.02)        0.05      0.08       0.06          0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency...       (0.81)       (3.19)     3.09       0.26         (0.09)
                                              --------     --------   -------    -------       -------
    Total from investment operations......       (0.83)       (3.14)     3.17       0.32         (0.07)
                                              --------     --------   -------    -------       -------
DISTRIBUTIONS:
  From net investment income..............       (0.02)       (0.06)    (0.06)        --            --
  From net realized gain..................       (0.06)       (1.85)    (0.66)     (0.11)        (0.11)
                                              --------     --------   -------    -------       -------
    Total distributions...................       (0.08)       (1.91)    (0.72)     (0.11)        (0.11)
                                              --------     --------   -------    -------       -------
NET ASSET VALUE -- END OF PERIOD..........    $   6.52     $   7.43   $ 12.48    $ 10.03       $  9.82
                                              ========     ========   =======    =======       =======
TOTAL RETURN..............................    (11.17)%**   (27.55)%    31.52%      3.29%**     (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations.........       1.40%*       1.07%     1.00%      1.00%*        1.00%*
    Excluding expense limitations.........       1.42%*       1.29%     1.21%      1.19%*        1.10%*
  Net investment income (loss)............     (0.45)%*       0.55%     0.66%      1.86%*        0.46%*
Portfolio turnover rate...................         42%          86%       78%        33%           28%
Net assets at the end of period (000
  omitted)................................    $ 68,715     $ 76,511   $84,078    $69,401       $73,784

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  The net investment income (loss) per share was calculated using the average share outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- International Multi-Manager Series
     (the "Series") and the portfolio turnover reflects the
     investment activity of the Series.
(+)  Effective November 1, 1999, the Rodney Square International
     Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The
     financial highlights for the periods prior to November 1,
     1999 reflect the performance history of the Rodney Square
     Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                                                                   For the       For the
                                              For the                               Period        Period
                                             Six-Month        For the Fiscal      January 1,     June 29,
                                            Period Ended       Years Ended           1999        1998(1)
                                            December 31,         June 30,          through       through
                                                2001       --------------------    June 30,    December 31,
LARGE CAP VALUE PORTFOLIO --                (Unaudited)     2001     2000(3)(+)    1999(+)       1998(+)
INSTITUTIONAL SHARES                        ------------   -------   ----------   ----------   ------------
NET ASSET VALUE -- BEGINNING OF PERIOD....    $ 11.13      $ 10.25    $  9.82      $  9.30       $ 10.00
                                              -------      -------    -------      -------       -------
INVESTMENT OPERATIONS:
  Net investment income...................       0.03         0.09       0.13         0.10          0.10
  Net realized and unrealized gain (loss)
    on investments........................      (0.63)        0.86       0.50         0.42         (0.58)
                                              -------      -------    -------      -------       -------
    Total from investment operations......      (0.60)        0.95       0.63         0.52         (0.48)
                                              -------      -------    -------      -------       -------
DISTRIBUTIONS:
  From net investment income..............      (0.09)       (0.07)     (0.20)          --         (0.10)
  From net realized gain..................      (0.23)          --         --           --            --
  In excess of net realized gain..........         --           --         --           --         (0.12)
                                              -------      -------    -------      -------       -------
    Total distributions...................      (0.32)       (0.07)     (0.20)          --         (0.22)
                                              -------      -------    -------      -------       -------
NET ASSET VALUE -- END OF PERIOD              $ 10.21      $ 11.13    $ 10.25      $  9.82       $  9.30
                                              =======      =======    =======      =======       =======
TOTAL RETURN..............................    (5.39)%**      9.33%      6.61%        5.59%**     (4.79)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations.........      0.91%*       0.77%      0.75%        0.75%*        0.75%*
    Excluding expense limitations.........      0.92%*       0.91%      0.97%        0.84%*        0.88%*
  Net investment income...................      0.65%*       0.96%      1.06%        1.92%*        2.07%*
Portfolio turnover rate...................        32%         109%       136%          25%           37%
Net assets at the end of period (000
  omitted)................................    $76,159      $82,312    $64,272      $79,060       $93,780

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- Large Cap Value Series (the "Series")
     and the portfolio turnover reflects the investment activity of the Series.
(3)  Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC
     assumed the responsibility of Adviser to the Large Cap Value
     Series.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial
     highlights for the periods prior to November 1, 1999
     reflects the performance history of the Rodney Square
     Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Small Cap Core Portfolio, Wilmington International Multi-Manager Portfolio, and Wilmington Large Cap Value Portfolio (each a "Portfolio" and collectively the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Institutional Shares. As of December 31, 2001, the Investor Shares have not commenced operations.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio (effective November 1, 1999 with respect to the Wilmington Large Cap Growth, Wilmington Small Cap Core, Wilmington International Multi-Manager and Wilmington Large Cap Value Portfolios) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, the Wilmington Large Cap Growth Portfolio had $4,836,830 net tax basis capital loss carryforwards to offset future capital gains which will expire June 30, 2009.

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared and paid to shareholders annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

WILMINGTON FUNDS -- EQUITY PORTFOLIOS
   NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Deferred Organization Costs. Organization costs incurred by certain Portfolios have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each Portfolio commenced operations.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Large Cap Core, Small Cap Core and International Multi-Manager Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington Trust"). Prior to May 9, 2001, Wilmington Trust Company, a wholly owned subsidiary of Wilmington Trust, served as investment adviser under identical terms. The investment adviser to the WT Large Cap Growth and Large Cap Value Series is Roxbury Capital Management, LLC and Cramer Rosenthal McGlynn, LLC, respectively. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

  RSMC has agreed to reimburse operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of average daily net assets for Large Cap Core Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment advisers agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 0.80% of average daily net assets for the Small Cap Core Portfolio, 1.00% of average daily net assets for the International Multi-Manager Portfolio, and 0.75% of average daily net assets for Large Cap Value Portfolio and Large Cap Growth Portfolio. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

WT INVESTMENT TRUST I -- EQUITY SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2001 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                  Value
                                     Shares      (Note 2)
                                     -------   ------------
COMMON STOCK -- 99.2%
COMMUNICATION & BROADCASTING -- 9.6%
    AOL Time Warner, Inc.*.........  114,000   $  3,659,400
    Comcast Corp. - Class A*.......   69,000      2,484,000
    Liberty Media Corp. - Class
      A*...........................  202,075      2,829,050
    Viacom, Inc. - Class B*........   52,000      2,295,800
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......     11,268,250
                                               ------------
 COMPUTER SERVICES -- 10.5%
    BEA Systems, Inc.*.............   73,000      1,124,930
    EMC Corp.*.....................   73,600        989,184
    Microsoft Corp.*...............   73,750      4,887,413
    Oracle Corp.*..................  181,500      2,506,515
    SunGard Data Systems, Inc.*....   98,700      2,855,391
                                               ------------
   TOTAL COMPUTER SERVICES..................     12,363,433
                                               ------------
 FINANCE & INSURANCE -- 15.6%
  FINANCIAL SERVICES -- 3.0%
    Citigroup, Inc. ...............   70,650      3,566,412
                                               ------------
  INSURANCE CARRIERS -- 3.9%
    AFLAC, Inc. ...................   46,000      1,129,760
    American International Group,
      Inc. ........................   43,500      3,453,900
                                               ------------
                                                  4,583,660
                                               ------------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 4.2%
    Capital One Financial Corp. ...   49,000      2,643,550
    Freddie Mac....................   34,500      2,256,300
                                               ------------
                                                  4,899,850
                                               ------------
  SECURITY & COMMODITY BROKERS, DEALERS, & SERVICES -- 2.0%
    Goldman Sachs Group, Inc. .....   25,375      2,353,531
                                               ------------
  STATE & NATIONAL BANKS -- 2.5%
    State Street Corp. ............   55,200      2,884,200
                                               ------------
   TOTAL FINANCE & INSURANCE................     18,287,653
                                               ------------
 MANUFACTURING -- 48.2%
  BIOTECHNOLOGY -- 2.4%
    Amgen, Inc.*...................   49,600      2,799,424
                                               ------------
  COMPUTERS & OFFICE EQUIPMENT -- 6.4%
    Cisco Systems, Inc*............  189,900      3,439,089
    International Business Machines
      Corp. .......................   20,500      2,479,680
    Sun Microsystems, Inc.*........  130,200      1,601,460
                                               ------------
                                                  7,520,229
                                               ------------
  CONSUMER PRODUCTS -- 2.0%
    Kimberly-Clark Corp. ..........   38,500      2,302,300
                                               ------------

                                                  Value
                                     Shares      (Note 2)
                                     -------   ------------
  ELECTRONICS -- 2.9%
    Texas Instruments, Inc. .......  122,500   $  3,430,000
                                               ------------
  FOOD AND BEVERAGE -- 3.3%
    Anheuser-Busch Companies,
      Inc. ........................   85,000      3,842,850
                                               ------------
  MISCELLANEOUS ELECTRICAL MACHINERY & EQUIPMENT -- 4.8%
    General Electric Co. ..........  142,600      5,715,408
                                               ------------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 5.8%
    Danaher Corp. .................   39,450      2,379,230
    Tyco International, Ltd. ......   74,900      4,411,610
                                               ------------
                                                  6,790,840
                                               ------------
  PHARMACEUTICAL PREPARATIONS -- 13.7%
    Abbott Laboratories............   44,000      2,453,000
    Bristol-Myers Squibb Co. ......   97,500      4,972,500
    Eli Lilly & Co. ...............   30,200      2,371,908
    Pfizer, Inc. ..................   72,800      2,901,080
    Pharmacia Corp. ...............   80,900      3,450,385
                                               ------------
                                                 16,148,873
                                               ------------
 PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.7%
    Baxter International, Inc. ....   51,000      2,735,130
    Medtronic, Inc. ...............   54,825      2,807,588
                                               ------------
                                                  5,542,718
                                               ------------
  SEMICONDUCTORS -- 2.2%
    Analog Devices, Inc.*..........   57,100      2,534,669
                                               ------------
    Valutron.......................   34,700              0
    Valutron Distribution..........   12,200              0
                                               ------------
                                                          0
                                               ------------
   TOTAL MANUFACTURING......................     56,627,311
                                               ------------
 OIL & GAS -- 1.7%
  PIPELINES -- 1.7%
    Williams Cos., Inc. ...........   77,455      1,976,652
                                               ------------
   TOTAL OIL & GAS..........................      1,976,652
                                               ------------
 SERVICES -- 3.2%
  BUSINESS SERVICES -- 2.2%
    Automatic Data Processing,
      Inc. ........................   44,500      2,621,050
                                               ------------
  INTERNET SERVICES -- 1.0%
    VeriSign, Inc.*................   31,600      1,202,064
                                               ------------
   TOTAL SERVICES...........................      3,823,114
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / WT LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                  Value
                                     Shares      (Note 2)
                                     -------   ------------
WHOLESALE & RETAIL TRADE -- 10.4%
  RETAIL BUILDING MATERIAL -- 2.3%
    Home Depot, Inc. ..............   52,750   $  2,690,777
                                               ------------
  RETAIL FOOD STORES -- 2.0%
    Safeway, Inc.*.................   55,000      2,296,250
                                               ------------
  RETAIL MERCHANDISING -- 3.1%
    Wal-Mart Stores, Inc. .........   62,400      3,591,120
                                               ------------
  WHOLESALE MISCELLANEOUS -- 3.0%
    Costco Wholesale Corp.*........   80,725      3,582,575
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........     12,160,722
                                               ------------
   TOTAL COMMON STOCK (COST $128,843,541)...    116,507,135
                                               ------------
SHORT-TERM INVESTMENTS -- 0.3%
    Sansom Street Fund - Money
      Market Portfolio.............  373,983        373,983
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $373,983)..............................        373,983
                                               ------------
TOTAL INVESTMENTS -- 99.5% (Cost
  $129,217,524)+............................    116,881,118
OTHER ASSETS AND LIABILITIES,
  NET -- 0.5%...............................        631,471
                                               ------------
NET ASSETS -- 100.0%........................   $117,512,589
                                               ============

* Non-income producing security.
+ The cost for federal income tax purposes was $129,217,524. At December 31, 2001, net unrealized depreciation was $12,336,406. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,333,765, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $15,670,171.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
COMMON STOCK -- 98.5%
 COMMUNICATION & BROADCASTING -- 10.0%
    BellSouth Corp. .............     65,000   $  2,479,750
    Clear Channel Communications,
      Inc.*(a)...................     25,000      1,272,750
    Comcast Corp. (A
      Shares)*(a)................    100,000      3,600,000
    Viacom, Inc. - Class B(a)....     35,000      1,545,250
    Vodafone Group PLC, ADR(a)...     85,000      2,182,800
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......     11,080,550
                                               ------------
 COMPUTER SERVICES -- 6.9%
    BEA Systems, Inc.*(a)........     55,000        847,550
    Electronic Data Systems
      Corp.(a)...................     30,000      2,056,500
    EMC Corp.*(a)................     80,000      1,075,200
    Microsoft Corp.*.............     55,000      3,644,850
                                               ------------
   TOTAL COMPUTER SERVICES..................      7,624,100
                                               ------------
 FINANCE & INSURANCE -- 15.6%
  FINANCIAL SERVICES -- 4.4%
    Citigroup, Inc. .............     55,000      2,776,400
    U.S. Bancorp.................    100,000      2,093,000
                                               ------------
                                                  4,869,400
                                               ------------
  INSURANCE CARRIERS -- 3.2%
    American International Group,
      Inc. ......................     44,264      3,514,562
                                               ------------
  SAVINGS, CREDIT, & OTHER FINANCIAL INSTITUTIONS -- 3.7%
    American Express Co.(a)......     29,786      1,063,062
    Fannie Mae(a)................     13,060      1,038,270
    Freddie Mac..................     30,000      1,962,000
                                               ------------
                                                  4,063,332
                                               ------------
  STATE & NATIONAL BANKS -- 4.3%
    Bank of America Corp. .......     45,000      2,832,750
    J.P. Morgan Chase & Co.(a)...     55,000      1,999,250
                                               ------------
                                                  4,832,000
                                               ------------
   TOTAL FINANCE & INSURANCE................     17,279,294
                                               ------------
 MANUFACTURING -- 44.7%
  AIRCRAFT & AEROSPACE -- 2.0%
    United Technologies Corp. ...     35,000      2,262,050
                                               ------------
  BIOTECHNOLOGY -- 4.6%
    Amgen, Inc.*(a)..............     40,000      2,257,600
    Genentech, Inc.*(a)..........     26,000      1,410,500
    Immunex Corp.*...............     30,000        831,300
    Protein Design Labs,
      Inc.*(a)...................     20,000        658,600
                                               ------------
                                                  5,158,000
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
  COMPUTERS & OFFICE EQUIPMENT -- 4.8%
    Cisco Systems, Inc.*.........    120,000   $  2,173,200
    Intel Corp.(a)...............     60,000      1,887,000
    International Business
      Machines Corp. ............     10,000      1,209,600
                                               ------------
                                                  5,269,800
                                               ------------
  ELECTRONICS -- 1.0%
    Texas Instruments, Inc. .....     40,000      1,120,000
                                               ------------
  FOOD & BEVERAGE -- 4.9%
    Coca-Cola Co.(a).............     47,000      2,216,050
    PepsiCo, Inc.(a).............     67,110      3,267,586
                                               ------------
                                                  5,483,636
                                               ------------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT, & SUPPLIES -- 4.5%
    General Electric Co.(a)......    125,000      5,010,000
                                               ------------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.7%
    Dover Corp.(a)...............     50,000      1,853,500
                                               ------------
  MISC. MANUFACTURING INDUSTRIES -- 4.3%
    Tyco International,
      Ltd.(a)....................     80,000      4,712,000
                                               ------------
  PHARMACEUTICAL PREPARATIONS -- 12.0%
    Abbott Laboratories(a).......     35,000      1,951,250
    Johnson & Johnson Co.(a).....     35,000      2,068,500
    Merck & Co., Inc. ...........     55,000      3,234,000
    Novartis AG, ADR.............     80,000      2,920,000
    Pfizer, Inc. ................     80,000      3,188,000
                                               ------------
                                                 13,361,750
                                               ------------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.1%
    Medtronic, Inc.(a)...........     45,000      2,304,450
                                               ------------
  SEMICONDUCTORS -- 1.9%
    Analog Devices, Inc.*(a).....     28,000      1,242,920
    Vitesse Semiconductor
      Corp.*(a)..................     70,000        872,200
                                               ------------
                                                  2,115,120
                                               ------------
  TELECOMMUNICATIONS EQUIPMENT -- 0.9%
    Motorola, Inc. ..............     66,000        991,320
                                               ------------
   TOTAL MANUFACTURING......................     49,641,626
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I --EQUITY SERIES / LARGE CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
OIL & GAS -- 6.2%
  PETROLEUM REFINING -- 4.6%
    Conoco, Inc. ................     75,000   $  2,122,500
    Exxon Mobil Corp. ...........     75,000      2,947,500
                                               ------------
                                                  5,070,000
                                               ------------
  PIPE LINES -- 1.6%
    El Paso Corp.(a).............     40,000      1,784,400
                                               ------------
   TOTAL OIL & GAS..........................      6,854,400
                                               ------------
 REAL ESTATE INVESTMENT TRUSTS -- 1.9%
    Equity Office Properties
      Trust......................     70,000      2,105,600
                                               ------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS......      2,105,600
                                               ------------
 SERVICES -- 3.6%
  BUSINESS SERVICES -- 1.2%
    Automatic Data Processing,
      Inc.(a)....................     22,000      1,295,800
                                               ------------
  INTERNET SERVICES -- 2.4%
    AOL Time Warner, Inc.*.......     85,000      2,728,500
                                               ------------
   TOTAL SERVICES...........................      4,024,300
                                               ------------
 WHOLESALE & RETAIL TRADE -- 9.6%
  MISCELLANEOUS RETAIL STORES -- 1.2%
    Family Dollar Stores,
      Inc. ......................     44,000      1,319,120
                                               ------------
  RETAIL BUILDING MATERIAL -- 2.8%
    Home Depot, Inc. ............     60,000      3,060,600
                                               ------------
  RETAIL DEPARTMENT STORES -- 4.2%
    Target Corp. ................     55,000      2,257,750
    Wal-Mart Stores, Inc. .......     42,000      2,417,100
                                               ------------
                                                  4,674,850
                                               ------------
  WHOLESALE MISCELLANEOUS -- 1.4%
    Sysco Corp.(a)...............     60,000      1,573,200
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........     10,627,770
                                               ------------
   TOTAL COMMON STOCK (Cost $94,494,151)....    109,237,640
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
SHORT-TERM INVESTMENTS -- 38.4%
    Sansom Street Fund - Money
      Market Portfolio...........  3,231,331   $  3,231,331
    Short-Term Investments Held
      as Collateral for Loaned
      Securities (see Note 5)....                39,368,726
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $42,600,057)...........................     42,600,057
                                               ------------
TOTAL INVESTMENTS -- 136.9% (Cost
  $137,094,208)+............................    151,837,697
OTHER ASSETS AND LIABILITIES,
  NET -- (36.9%)............................    (40,981,237)
                                               ------------
NET ASSETS -- 100.0%........................   $110,856,460
                                               ============

ADR - American Depository Receipt
*  Non-income producing security.
(a)Security partially or fully on loan. (see Note 5)
+ The cost for federal income tax purposes was $137,094,208. At December 31, 2001, net unrealized appreciation was $14,743,489. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $17,657,971 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $2,914,482.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
COMMON STOCK -- 96.5%
COMMUNICATION & BROADCASTING -- 3.2%
    Emmis Communications Corp. -
      Class A*(a)...............      45,000   $  1,063,800
    Mediacom Communications
      Corp.*(a).................     154,875      2,828,017
    Primus Telecommunications
      Group, Inc.*(a)...........      83,700         54,405
    Saga Communications,
      Inc.*.....................      37,500        776,250
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......      4,722,472
                                               ------------
 COMPUTER SERVICES -- 6.4%
    Aspen Technology, Inc.*.....      99,800      1,676,640
    Avici Systems, Inc.*(a).....      15,165         44,130
    Digital Think, Inc..........      45,075        486,810
    Emulex Corp.................      30,400      1,201,104
    Enterasys Networks, Inc.*...      65,000        575,250
    Extreme Networks, Inc.(a)...      45,000        580,500
    Factset Research Systems,
      Inc.......................      76,600      2,677,170
    Fiserv, Inc.*...............      18,750        793,500
    Transmeta Corp.*............     206,750        473,458
    Vitesse Semiconductor
      Corp.*....................      55,000        685,300
                                               ------------
   TOTAL COMPUTER SERVICES..................      9,193,862
                                               ------------
 FINANCE & INSURANCE -- 8.1%
  FINANCIAL SERVICES -- 1.6%
    Affiliated Managers Group,
      Inc.*.....................      32,000      2,255,360
                                               ------------
 INSURANCE CARRIERS -- 4.5%
    Delphi Financial Group,
      Inc. - Class A*...........      52,802      1,758,307
    HCC Insurance Holdings(a)...      40,000      1,102,000
    Protective Life Corp........      61,000      1,764,730
    RenaissanceRe Holdings,
      Ltd.......................      19,238      1,835,305
                                               ------------
                                                  6,460,342
                                               ------------
  STATE & NATIONAL BANKS -- 2.0%
    Colonial BancGroup, Inc.....     135,950      1,915,535
    Commonwealth Bancorp,
      Inc.......................      46,900      1,038,835
                                               ------------
                                                  2,954,370
                                               ------------
   TOTAL FINANCE & INSURANCE................     11,670,072
                                               ------------
 MANUFACTURING -- 38.2%
  AIRCRAFT & AEROSPACE -- 5.7%
    Alliant Techsystems,
      Inc.*.....................      19,137      1,477,376
    EDO Corp....................      28,497        753,746
    Titan Corp.*(a).............     147,700      3,685,115
    Triumph Group, Inc.*........      68,125      2,214,063
                                               ------------
                                                  8,130,300
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  AUTO PARTS & EQUIPMENT -- 2.3%
    American Axle &
      Manufacturing Holdings,
      Inc.......................     106,850   $  2,284,453
    Borg-Warner Automotive,
      Inc. .....................      20,500      1,071,125
                                               ------------
                                                  3,355,578
                                               ------------
  BATTERY POWERED SYSTEMS AND COMPONENTS -- 0.1%
    Valence Technology, Inc.*...      52,675        177,515
                                               ------------
  BIOTECHNOLOGY -- 3.6%
    CV Therapeutics, Inc.*(a)...      20,000      1,040,400
    Invitrogen Corp.*(a)........      15,000        928,950
    Progenics Pharmaceuticals,
      Inc.*.....................      30,000        554,100
    Protein Design Labs,
      Inc.*.....................      66,600      2,193,138
    Regeneron Pharmaceuticals,
      Inc.*.....................      17,000        478,720
                                               ------------
                                                  5,195,308
                                               ------------
  COMPUTERS & OFFICE EQUIPMENT -- 1.9%
    Black Box Corp.*(a).........      12,000        634,560
    Brocade Communications
      Systems, Inc.*(a).........      16,000        529,920
    QLogic Corp.*...............      35,200      1,566,752
                                               ------------
                                                  2,731,232
                                               ------------
  DIVERSIFIED-INDUSTRIAL PRODUCTS -- 4.0%
    Armor Holdings, Inc.*.......      57,875      1,562,046
    CLARCOR, Inc. ..............      71,425      1,939,189
    Teleflex, Inc. .............      47,000      2,223,570
                                               ------------
                                                  5,724,805
                                               ------------
  ELECTRONIC & MECHANICAL INDUSTRIAL POWER -- 1.0%
    H Power Corp.*(a)...........      60,100        187,512
    Sierra Pacific
      Resources(a)..............      83,300      1,253,665
                                               ------------
                                                  1,441,177
                                               ------------
  ELECTRONICS -- 1.7%
    Astropower, Inc.*(a)........      38,350      1,550,490
    Mercury Computer Systems,
      Inc.*.....................      22,650        885,842
                                               ------------
                                                  2,436,332
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
GENERAL CONSTRUCTION -- SINGLE HOMES -- 3.7%
    Centex Corp.(a).............      29,000   $  1,655,610
    Pulte Corp..................      30,800      1,375,836
    Toll Brothers, Inc. ........      52,400      2,300,360
                                               ------------
                                                  5,331,806
                                               ------------
  GLASS & PLASTIC PACKAGING PRODUCTS -- 1.2%
    Owens Illinois..............     173,875      1,737,011
                                               ------------
  LIGHTING FIXTURES -- 0.1%
    Advanced Lighting
      Technologies, Inc.*.......      40,300         60,450
                                               ------------
  MISC. INDUSTRIAL MACHINERY & EQUIPMENT -- 1.3%
    Cognex Corp.*...............      18,800        481,468
    IDEX Corp...................      27,100        934,950
    SureBeam Corp. - Class
      A(a)......................      47,629        498,676
                                               ------------
                                                  1,915,094
                                               ------------
  PHARMACEUTICAL PREPARATIONS -- 4.5%
    Alkermes, Inc.*(a)..........      28,100        740,716
    Cell Therapeutics, Inc.*....      42,650      1,029,571
    Enzon, Inc.*(a).............      10,000        562,800
    Guilford Pharmaceuticals,
      Inc.*.....................      45,800        549,600
    Ilex Oncology, Inc.*........      33,100        895,024
    Inspire Pharmaceuticals,
      Inc.*.....................      50,850        716,476
    Isis Pharmaceuticals,
      Inc.......................      15,000        332,850
    Noven Pharmaceuticals,
      Inc.*.....................      32,000        568,000
    Tanox, Inc.*(a).............      20,000        370,050
    Tularik, Inc.*..............      30,000        720,600
                                               ------------
                                                  6,485,687
                                               ------------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 5.7%
    Aclara Biosciences, Inc.*...      57,000        288,990
    Biosite Diagnostics,
      Inc.*.....................      38,375        704,949
    Closure Medical Corp.*......      30,000        700,800
    Cryolife, Inc.*.............      43,650      1,309,500
    Mentor Corp.................      35,000        999,600
    Orthofix International
      NV*.......................     114,075      4,232,468
                                               ------------
                                                  8,236,307
                                               ------------
  TELECOMMUNICATIONS EQUIPMENT -- 1.4%
    Avanex Corp.*...............         400          2,360
    C-COR.net Corp.*............      59,500        866,915
    Gilat Satellite Networks,
      Ltd.*(a)..................       5,000         27,400
    Harman International
      Industries, Inc...........      25,295      1,140,804
                                               ------------
                                                  2,037,479
                                               ------------
   TOTAL MANUFACTURING......................     54,996,081
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
 OIL & GAS -- 5.0%
  CRUDE PETROLEUM & NATURAL GAS -- 1.6%
    Houston Exploration Co.*....      68,300   $  2,293,514
                                               ------------
  DRILLING OIL & GAS WELLS -- 0.9%
    Patterson Energy, Inc.*.....      56,500      1,317,015
                                               ------------
  OIL & GAS EXPLORATION -- 0.8%
    Peabody Energy Corp.........         489         13,785
    Stone Energy Corp.*.........      28,000      1,106,000
                                               ------------
                                                  1,119,785
                                               ------------
  OIL FIELD MACHINERY & EQUIPMENT -- 0.7%
    Core Laboratories NV*.......      70,000        981,400
                                               ------------
  PETROLEUM REFINING -- 1.0%
    Tesoro Petroleum Corp.*.....     114,625      1,502,734
                                               ------------
   TOTAL OIL & GAS..........................      7,214,448
                                               ------------
 REAL ESTATE INVESTMENT TRUSTS -- 4.9%
    Alexandria Real Estate
      Equities, Inc.............      33,675      1,384,042
    Camden Property Trust.......      15,000        550,500
    Developers Diversified
      Realty Corp...............      74,000      1,413,400
    Health Care Property
      Investors, Inc............      33,084      1,197,972
    Kilroy Realty Corp..........      41,050      1,078,383
    Shurgard Storage Centers,
      Inc.......................      42,425      1,357,600
                                               ------------
   TOTAL REAL ESTATE INVESTMENT TRUSTS......      6,981,897
                                               ------------
 SERVICES -- 16.7%
  ADVERTISING SERVICES -- 1.1%
    Interpublic Group of
      Cos.(a)...................      11,400        336,756
    Valassis Communications,
      Inc.*.....................      34,250      1,219,985
                                               ------------
                                                  1,556,741
                                               ------------
  AMUSEMENT & RECREATIONAL SERVICES -- 2.0%
    International Sweedway Corp.
      (A Shares)................      43,200      1,689,120
    Speedway Motorsports,
      Inc.*.....................      25,000        632,000
    World Wrestling Federation
      Entertainment, Inc........      40,000        526,000
                                               ------------
                                                  2,847,120
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / SMALL CAP CORE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  Pix
BUSINESS SERVICES -- 4.5%
    Acxiom Corp.*(a)............      64,700   $  1,130,309
    Bright Horizons Family
      Solutions, Inc. ..........      49,925      1,397,401
    Diamondcluster
      International, Inc.*......       7,500         98,250
    F.Y.I., Inc.*...............      51,475      1,724,412
    Profit Recovery Group
      International, Inc.*(a)...     268,525      2,188,479
                                               ------------
                                                  6,538,851
                                               ------------
  COMMERCIAL SERVICES -- 0.8%
    Steiner Leisure, Ltd.*......      56,600      1,202,750
                                               ------------
  EDUCATIONAL SERVICES -- 1.1%
    Corinthian Colleges,
      Inc.*.....................      39,300      1,606,977
                                               ------------
  ELECTRICAL WORK -- 0.4%
    Quanta Services, Inc.*......      35,625        549,694
                                               ------------
  INTERNET SERVICES -- 3.1%
    Commerce One, Inc.*.........     262,850        938,374
    GRIC Communications,
      Inc.*.....................      20,000         25,600
    Homestore.com, Inc.*(a).....      20,950         75,420
    Riverstone Networks, Inc....     126,363      2,097,626
    RSA Security, Inc.*(a)......      72,575      1,267,160
                                               ------------
                                                  4,404,180
                                               ------------
  MEDICAL & HEALTH SERVICES -- 2.0%
    Orthodontic Centers of
      America, Inc.*(a).........      94,400      2,879,200
                                               ------------
  SANITARY SERVICES -- 1.7%
    Waste Connections,
      Inc.*(a)..................      76,825      2,380,807
                                               ------------
   TOTAL SERVICES...........................     23,966,320
                                               ------------
 WHOLESALE & RETAIL TRADE -- 14.0%
  MISCELLANEOUS RETAIL STORES -- 5.2%
    Duane Reade, Inc.(a)........      68,750      2,086,562
    Ethan Allen Interiors.,
      Inc.......................      20,000        831,800
    Linens 'N Things,
      Inc.*(a)..................      60,200      1,535,100
    O'Reilly Automotive,
      Inc.*(a)..................      85,000      3,099,950
                                               ------------
                                                  7,553,412
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                  ----------   ------------
  RETAIL EATING & DRINKING PLACES -- 2.2%
    Applebees International.....      40,000   $  1,368,000
    Buca, Inc.*(a)..............      38,286        620,616
    Checkers Drive-In
      Restaurants*..............         257          1,575
    The Cheesecake Factory,
      Inc.*(a)..................      35,000      1,216,950
                                               ------------
                                                  3,207,141
                                               ------------
  RETAIL-COOKWARE, HOME FURNISHINGS -- 1.8%
    Williams-Sonoma, Inc.*(a)...      59,000      2,531,100
                                               ------------
  RETAIL-MAIL ORDER -- 0.8%
    MSC Industrial Direct Co.,
      Inc.*.....................      56,400      1,113,900
                                               ------------
  WHOLESALE-GROCERIES & RELATED PRODUCTS -- 0.9%
    Green Mountain Coffee,
      Inc.*.....................      47,125      1,290,754
                                               ------------
  WHOLESALE-SPORTING & RECREATION GOODS -- 3.1%
    Direct Focus, Inc.(a).......      73,687      2,299,034
    SCP Pool Corp.*.............      78,450      2,153,453
                                               ------------
                                                  4,452,487
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........     20,148,794
                                               ------------
   TOTAL COMMON STOCK (COST $122,926,435)...    138,893,946
                                               ------------
 SHORT-TERM INVESTMENTS -- 32.6%
    Sansom Street Fund - Money
      Market Portfolio..........   4,916,531      4,916,531
    Short-Term Investments Held
      as Collateral for Loaned
      Securities (see Note 5)...                 43,277,168
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $48,193,699).........                 48,193,699
                                               ------------
TOTAL INVESTMENTS -- 129.1% (Cost
  $171,120,134)+............................    187,087,645
OTHER ASSETS AND LIABILITIES, NET --
  (29.1%)...................................    (43,193,464)
                                               ------------
NET ASSETS -- 100.0%........................   $143,894,181
                                               ============

*   Non-income producing security.
(a) Security partially or fully on loan. (see Note 5)
+ The cost for Federal income tax purposes was $171,120,134. At December 31, 2001, net unrealized appreciation was $15,967,511. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $30,656,207, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $14,688,696.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
   (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
COMMON STOCK -- 91.4%
AUSTRALIA -- 2.3%
      BHP Billiton, Ltd. (Metals-Non
        Ferrous)....................  112,798   $   606,270
      News Corp., Ltd., ADR
        (Broadcasting &
        Publishing).................    4,877       155,138
      Telstra Corp.
        (Telecommunication).........   20,138        56,078
      Westpac Banking (Banking).....   70,000       564,536
      WMC, Ltd. (Diversified-
        Minerals)...................   43,573       213,521
                                                -----------
   TOTAL AUSTRALIA...........................     1,595,543
                                                -----------
 BELGIUM -- 1.0%
      Groupe Bruxelles Lambert SA
        (Diversified-Industrial
        Products)...................    2,400       126,184
      Interbrew (Beverages).........   14,650       401,104
      KBC Bancassurance Holding
        (Banks).....................    4,894       164,278
                                                -----------
   TOTAL BELGIUM.............................       691,566
                                                -----------
 BRAZIL -- 0.0%
      Companhia Vale do Rio Doce*
        (Metals-Non Ferrous)........    3,200             0
                                                -----------
   TOTAL BRAZIL..............................             0
                                                -----------
 CANADA -- 1.9%
      Alcan, Inc., ADR (Aluminum)...    8,450       303,609
      Biovail Corp.* (Drugs &
        Pharmaceuticals)............    1,610        89,685
      Biovail Corp., ADR* (Drugs &
        Pharmaceuticals)............      958        53,888
      Canadian National Railway Co.
        (Transportation-Road &
        Rail).......................   10,058       485,600
      Nortel Networks Corp.
        (Telecommunications
        Equipment)..................    8,701        64,864
      Royal Bank of Canada
        (Banking)...................    9,778       317,488
                                                -----------
   TOTAL CANADA..............................     1,315,134
                                                -----------
 DENMARK -- 0.4%
      Novo Nordisk A/S (B Shares)
        (Pharmaceutical
        Preparations)...............    4,600       188,123
      TDC A/S
        (Telecommunications)........    3,165       112,759
                                                -----------
   TOTAL DENMARK.............................       300,882
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 FINLAND -- 0.5%
      Sonera Oyj
        (Telecommunications)........   19,400   $    98,285
      Stora Enso Oyj (R Shares)
        Forest Products & Paper)....    6,900        88,345
      UPM-Kymmene Oyj (Forest
        Products & Paper)...........    5,512       182,814
                                                -----------
   TOTAL FINLAND.............................       369,444
                                                -----------
 FRANCE -- 14.2%
      Assurances Generales De France
        (AGF) (Insurance)...........    2,924       140,327
      Alcatel SA (Telecommunications
        Equipment)..................    3,244        55,457
      Aventis SA (Health & Personal
        Care).......................   17,155     1,218,135
      BNP Paribas SA (Banking)......    8,983       803,825
      Carrefour SA (Merchandise)....    4,761       247,563
      Compagnie Generale d'Industrie
        et de Participations (CGIP)
        (Metal Products)............    1,580        52,755
      CGIP - CW03 Cap Gemini* (Metal
        Products)...................    1,580           647
      Credit Lyonnais SA
        (Banking)...................    6,462       215,761
      Eurotunnel SA* (Building &
        Construction)...............  205,346       206,604
      France Telecom
        (Telecommunications)........    2,798       111,858
      Groupe Danone (Food and
        Beverage)...................    1,276       155,649
      Havas Advertising SA
        (Advertising)...............    4,439        32,133
      Lafarge SA (Building Materials
        & Components)...............   11,909     1,112,307
      Orange SA*
        (Telecommunications)........    7,938        71,950
      Pechiney SA (Metal
        Fabricating)................    2,166       111,663
      Peugeot SA (Drugs &
        Pharmaceuticals)............    2,133        90,686
      Rhodia SA
        (Chemicals-Specialty........    4,684        37,451
      Sanofi-Synthelabo SA (Drugs &
        Pharmaceuticals)............    9,344       697,189
      Schneider Electric SA
        (Electronics)...............   10,045       482,967
      Scor SA (Insurance)...........    1,543        48,648
      STMicroelectronics NV
        (Semiconductors)............    6,714       215,506
      Suez SA (Business & Public
        Services)...................   30,197       914,148
      Technip - Coflex SA (Building
        & Construction).............      557        74,390

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Total Fina Elf SA (Petroleum
        Refining)...................   11,891   $ 1,698,230
      Usinor SA (Metals-Steel)......    6,564        82,114
      Vivendi Environment (Sanitary
        Services)...................    2,409        80,349
      Vivendi Universal SA
        (Commercial Services).......   15,139       828,984
      Vivendi Warrants (Sanitary
        Services)...................    2,409           986
                                                -----------
   TOTAL FRANCE..............................     9,788,282
                                                -----------
 GERMANY -- 10.4%
      Allianz AG (Insurance)........    3,456       816,981
      Altana AG (Pharmaceutical
        Preparations)...............    1,279        63,772
      AMB Generali Holding AG
        (Financial Services)........       28         2,942
      BASF AG (Chemicals)...........   16,750       624,143
      Bayer AG (Medical Chemicals &
        Botanical Products).........   13,952       443,485
      Bayerische Motoren Werke (BMW)
        AG (Automobiles)............    5,776       203,398
      Beiersdorf AG (Cosmetics).....      564        63,475
      Deutsche Bank AG (Financial
        Services)...................    6,121       432,185
      Deutsche Lufthansa AG
        (Transportation-Airlines)...    7,930       106,616
      E.On AG (Electric Companies &
        Systems)....................   19,700     1,024,361
      Ergo Versicherungs Gruppe AG
        (Insurance).................    1,520       250,374
      KarstadtQuelle AG
        (Merchandising).............    4,667       182,837
      Man AG (Machinery: Industrial/
        Special)....................    3,513        74,444
      Merck KGAA (Pharmaceutical
        Preparations)...............    1,590        58,737
      Metro AG (Retail-Department
        Stores).....................   13,692       481,546
      Muenchener Rueckversicherungs-
        Gesellschaft AG (Financial
        Services)...................    3,235       878,801
      SAP AG (Business & Public
        Services)...................    5,235       681,922
      Schering AG (Pharmaceutical
        Preparations)...............    6,260       334,983
      Siemens AG
        (Diversified-Industrial &
        Consumer Products)..........    6,772       451,318
                                                -----------
   TOTAL GERMANY.............................     7,176,320
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 HONG KONG -- 1.4%
      China Mobile, Ltd.*
        (Telecommunications)........   29,310   $   103,177
      China Resources Enterprise,
        Ltd. (Diversified-Industrial
        & Consumer Products)........  106,070        99,298
      China Unicom, Ltd., ADR*
        (Telecommunications)........   58,000       647,860
      Citic Pacific, Ltd.
        (Multi-Industrial)..........   44,600        99,234
                                                -----------
   TOTAL HONG KONG...........................       949,569
                                                -----------
 IRELAND -- 1.6%
      Bank of Ireland (Banking).....   43,154       400,371
      Elan Corp. PLC, ADR*
        (Pharmaceutical
        Preparations)...............   15,265       687,841
                                                -----------
   TOTAL IRELAND.............................     1,088,212
                                                -----------
 ISRAEL -- 0.8%
      Check Point Software
        Technologies Ltd., ADR*
        (Internet Services).........    4,949       197,416
      Teva Pharmaceutical Industries
        Ltd., ADR (Pharmaceutical
        Preparations)...............    6,000       369,780
                                                -----------
   TOTAL ISRAEL..............................       567,196
                                                -----------
 ITALY -- 3.1%
      ENI SPA (Energy Sources)......   29,967       375,681
      Italgas SPA (Natural Gas
        Distribution)...............   66,000       619,382
      Mediobanca SPA (Financial
        Services)...................   29,700       332,668
      Riunione Adriatica di Sicurta
        (RAS) SPA (Insurance).......   40,850       481,200
      San Paolo - IMI SPA
        (Banking)...................   11,526       123,663
      Telecom Italia SPA
        (Telecommunications)........   19,194       164,063
                                                -----------
   TOTAL ITALY...............................     2,096,657
                                                -----------
 JAPAN -- 13.0%
      Asahi Glass Co., Ltd.
        (Building Materials &
        Components).................   25,000       147,833
      Canon, Inc. (Data Processing &
        Reproduction)...............   22,438       772,130
      Dai Nippon Printing Co., Ltd.
        (Printing & Publishing).....    4,000        39,982
      Daiwa Securities Group, Inc.
        (Financial Services)........   20,000       105,143
      East Japan Railway Co., Ltd.
        (Transportation-Road &
        Rail........................       31       149,725

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Fast Retailing Co., Ltd.
        (Retail Apparel & Accessory
        Stores).....................      800   $    71,174
      Hitachi, Ltd. (Electronic
        Equipment & Components).....   10,000        73,249
      Honda Motor Co., Ltd.
        (Automobiles)...............    4,531       180,811
      Ito - Yokado Co., Ltd. (Retail
        Food Stores)................    2,000        90,340
      Kajima Corp. (Building &
        Construction)...............   21,000        57,043
      Matsushita Comm. Indu. Co.
        (Telecommunications
        Equipment)..................    2,000        54,174
      Matsushita Electric Industrial
        Co., Ltd. (Appliances &
        Household Durables).........   14,000       179,780
      Mitsubishi Corp. (Diversified-
        Business & Consumer
        Services)...................   22,000       142,851
      Mitsubishi Estate Company,
        Ltd. (Real Estate)..........   29,000       212,201
      Mitsui & Co., Ltd.
        (Diversified-Business &
        Consumer Services)..........   27,000       133,702
      Mitsui Fudosan Co., Ltd. (Real
        Estate).....................   34,000       259,423
      Mizuho Holdings, Inc.
        (Banking)...................       10        20,372
      Murata Manufacturing Co., Ltd.
        (Electronic Equipment &
        Components).................    1,600        95,956
      NEC Corp.
        (Telecommunications)........   36,780       375,209
      Nikko Securities Co., Ltd.
        (Financial Services)........   45,000       200,862
      Nintendo Co., Ltd.
        (Recreation, Other Consumer
        Goods)......................    3,841       672,600
      Nippon Telegraph & Telephone
        Corp.
        (Telecommunications)........       27        87,967
      Nippon Unipac Holding (Paper &
        Paper Products).............       15        66,954
      Nippon Yusen Kabushiki
        (Transportation)............   38,700       116,637
      Nissan Motor Co., Ltd.
        (Automobiles)...............   85,690       454,407
      Nomura Securities Co., Ltd.
        (Security & Commodity
        Brokers, Dealers &
        Services)...................   44,090       565,170
      NTT DoComo, Inc.
        (Telecommunications)........       23       270,258
      Oji Paper Co. (Paper & Paper
        Products)...................   16,000        63,604
      Pioneer Corp. (Electronics)...    9,700       211,674

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Promise Co., Ltd. (Financial
        Services)...................    4,000   $   216,390
      Sankyo Co., Ltd.
        (Pharmaceutical
        Preparations)...............   12,000       205,555
      Sega Corp.* (Recreation, Other
        Consumer Goods).............   13,077       260,921
      Sharp Corp. (Electronic
        Technology).................   35,600       404,714
      Shionogi & Co. (Drugs &
        Pharmaceutical).............   16,000       273,463
      SMC Corp. (Misc. Industrial
        Machinery & Equipment)......      700        71,250
      Sony Corp. (Electrical &
        Electronics)................   14,300       653,571
      Taisei Corp. (Building &
        Construction)...............   29,000        62,841
      Takeda Chemical Industries,
        Ltd. (Pharmaceutical
        Preparations)...............   16,593       750,774
      Tokyo Electronic (Electrical &
        Electronics)................    4,218        89,793
      Yamanouchi Pharmaceutical Co.
        (Pharmaceutical
        Preparations)...............    3,850       101,641
                                                -----------
   TOTAL JAPAN...............................     8,962,144
                                                -----------
 KOREA -- 2.3%
      Kookmin Bank, ADR (Banking)...    2,469        96,034
      Korea Telecom Corp. ADR
        (Electronics)...............    8,414       171,057
      Pohang Iron & Steel Ltd., ADR
        (Metal-Steel)...............    5,700       131,100
      Samsung Electronics Co., Ltd.
        (Electronics)...............    2,330       494,914
      Samsung Electronics Co., Ltd.,
        GDR (Electrical &
        Electronics)................    1,582       183,037
      SK Telecom Co., Ltd., ADR
        (Telecommunications)........   22,240       480,829
                                                -----------
   TOTAL KOREA...............................     1,556,971
                                                -----------
 MEXICO -- 0.6%
      America Movil SA de CV, ADR
        (Series L)
        (Telecommunications)........   10,966       213,618
      Cemex SA de CV (Building
        Material)...................    3,070        75,829
      Grupo Televisa SA, GDR*
        (Broadcast Media)...........    2,691       116,197
                                                -----------
   TOTAL MEXICO..............................       405,644
                                                -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
NETHERLANDS -- 7.6%
      ABN AMRO Holding NV
        (Banking)...................   11,090   $   178,626
      Aegon NV (Insurance)..........   24,500       663,153
      Akzo Nobel NV (Chemicals).....    8,203       366,283
      ASML Holding NV
        (Semiconductors)............    4,100        71,259
      Buhrmann NV (Data Processing &
        Reproduction)...............    9,100        99,903
      DSM NV (Chemicals)............    9,070       331,185
      Elsevier NV (Printing &
        Publishing).................    8,500       100,506
      Fortis (NL) NV (Financial
        Services)...................   17,538       454,410
      Gucci Group NV, ADR (Textiles
        & Apparel)..................    1,700       144,330
      Heineken NV (Beverages).......    3,100       117,555
      IHC Caland (Services).........    1,500        70,117
      ING Groep NV (Financial
        Services)...................   29,934       763,329
      Koninklijke (Royal) Philips
        Electronics NV
        (Electronics)...............    4,568       135,764
      Koninklijke Ahold NV (Retail
        Drug Stores)................   22,220       646,547
      Koninklijke KPN NV
        (Telecommunications)........   26,300       133,710
      Unilever NV (Food & Household
        Products)...................    7,879       461,956
      Van der Moolen Holding NV
        (Financial Services)........    5,422       155,691
      VNU NV (Printing &
        Publishing).................   10,000       307,269
                                                -----------
   TOTAL NETHERLANDS.........................     5,201,593
                                                -----------
 NORWAY -- 0.2%
      Statoil ASA* (Oil & Gas-
        Exploration & Production)...   16,758       114,905
                                                -----------
   TOTAL NORWAY..............................       114,905
                                                -----------
 PORTUGAL -- 0.3%
      Brisa Auto Estradas de
        Portugal SA
        (Transportation-Road &
        Rail).......................   53,734       227,735
                                                -----------
   TOTAL PORTUGAL............................       227,735
                                                -----------
 SINGAPORE -- 0.2%
      Flextronics International,
        Ltd.* (Electric & Electronic
        Machinery, Equip)...........    6,265       150,297
                                                -----------
   TOTAL SINGAPORE...........................       150,297
                                                -----------

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
 SPAIN -- 2.0%
      Actividades De Construction Y
        Servicios SA (Construction &
        Housing)....................   11,000   $   268,360
      Industria de Diseno Textil SA*
        (Inditex) (Retail Apparel &
        Accessory Stores)...........   15,133       288,480
      Telefonica SA*
        (Telecommunications)........   58,103       777,555
                                                -----------
   TOTAL SPAIN...............................     1,334,395
                                                -----------
 SWEDEN -- 2.2%
      Atlas Copco AB (Machinery &
        Heavy Equipment)............   16,000       357,684
      Ericsson LM (B Shares)
        (Telecommunications
        Equipment)..................  155,400       844,429
      Nordea AB (Banking)...........   61,035       322,931
                                                -----------
   TOTAL SWEDEN..............................     1,525,044
                                                -----------
 SWITZERLAND -- 6.5%
      Converium Holdings AG
        (Insurance).................    3,273       159,087
      Credit Suisse Group (REG)
        (Savings, Credit & Other
        Financial Institutions).....   17,980       766,724
      Julius Baer Holding AG
        (Banks).....................      332       111,980
      Nestle SA (Food & Household
        Products)...................    5,163     1,100,833
      Novartis AG (Reg. Shares)
        (Pharmaceutical
        Preparations)...............   20,670       746,978
      Roche Holding AG (Drugs &
        Pharmaceuticals)............    1,654       118,051
      Serono SA (Biotechnology).....      269       234,767
      Swiss Re (Insurance)..........    2,933       295,015
      Swisscom AG
        (Telecommunication).........      358        99,188
      Syngenta AG
        (Chemicals-Specialty).......    2,708       140,270
      United Bank of Switzerland AG
        (Banking)...................   13,458       679,267
                                                -----------
   TOTAL SWITZERLAND.........................     4,452,160
                                                -----------
 TAIWAN -- 1.3%
      Hon Hai Precision Industry
        Co., Ltd. (Electric &
        Electronic Machinery
        Equip.) ....................   11,183       111,830

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / INTERNATIONAL MULTI-MANAGER SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Taiwan Semiconductor
        Manufacturing Co., Ltd.,
        ADR* (Semiconductors).......   14,957   $   256,812
      United Microelectronics Corp.,
        ADR* (Semiconductors).......   51,677       496,099
                                                -----------
   TOTAL TAIWAN..............................       864,741
                                                -----------
 UNITED KINGDOM -- 17.6%
      Abbey National PLC (Financial
        Services)...................    9,747       139,022
      Amdocs, Ltd.*
        (Telecommunications)........    7,360       250,019
      Amvescap PLC (Financial
        Services)...................   14,678       211,703
      Anglo American PLC
        (Diversified-Minerals)......    6,561        99,405
      BAE Systems PLC (Aerospace &
        Defense)....................  103,565       466,509
      Barclays PLC (Banking)........    5,747       190,287
      Bhp Billiton PLC
        (Metals-Steel)..............   25,895       131,531
      BP PLC (Petroleum Refining)...  163,484     1,270,583
      BT Group PLC
        (Telecommunications)........   28,100       103,470
      Centrica PLC (Energy Equipment
        & Services).................   51,993       167,990
      CGNU PLC (Insurance)..........   34,000       418,140
      Compass Group PLC* (Misc. Food
        Preparations & Kindred
        Products)...................   16,555       124,086
      Diageo PLC (Food and
        Beverage)...................   81,167       927,333
      GlaxoSmithKline PLC (Health &
        Personal Care)..............   48,325     1,211,835
      Granada Compass PLC
        (Diversified-Commercial
        Services)...................   68,662       143,402
      Matalan PLC (Retail Apparel &
        Accessory Stores)...........   23,500       119,708
      Pearson PLC (Broadcasting)....   20,395       234,794
      Reed International PLC
        (Printing & Publishing).....   38,359       318,221

                                                   Value
                                      Shares     (Note 2)
                                      -------   -----------
      Reuters Group PLC (Business &
        Public Services)............   34,146   $   337,936
      Rio Tinto PLC (Metals-Non
        Ferrous)....................   18,587       356,001
      Royal & Sun Alliance Insurance
        Group PLC (Insurance).......   21,309       122,425
      Royal Bank of Scotland Group
        PLC (Banking)...............   24,500       596,195
      Safeway PLC (Retail Food
        Stores).....................   45,037       209,752
      J Sainsbury PLC (Food &
        Household Products).........   43,885       233,767
      Scottish & Southern Energy PLC
        (Electric Companies &
        Systems)....................   12,357       109,706
      Scottish Power PLC (Electric
        Companies & Systems)........   24,799       137,153
      Shell Transport & Trading Co.
        PLC (Petroleum Refining)....   84,533       580,704
      Spirent PLC
        (Telecommunications
        Equipment)..................   33,152        76,235
      Standard Chartered PLC
        (Banks).....................   10,192       121,635
      United Business Media
        (Printing & Publishing).....   12,106        84,572
      United Utilities PLC
        (Distributions-Food
        Health).....................   39,200       351,156
      Vodafone Group PLC
        (Telecommunications
        Equipment)..................  779,866     2,040,212
      WPP Group PLC (Services-
        Advertising)................   21,337       236,011
                                                -----------
   TOTAL UNITED KINGDOM......................    12,121,498
                                                -----------
   TOTAL COMMON STOCK (COST $65,503,507).....    62,855,932
                                                -----------
TOTAL INVESTMENTS -- 91.4%
  (COST $65,503,507)+........................    62,855,932
OTHER ASSETS AND LIABILITIES, NET -- 8.6%....     5,887,959
                                                -----------
NET ASSETS -- 100.0%.........................   $68,743,891
                                                ===========

ADR - American Depository Receipt
GDR - Global Depository Receipt
* Non-income producing security.
+ The cost for federal income tax purposes was $65,503,507. At December 31, 2001, net unrealized depreciation was $2,647,575. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $3,037,680, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $5,685,255.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
COMMON STOCK -- 96.3%
AEROSPACE & DEFENSE -- 2.9%
    Honeywell International,
      Inc. ......................     25,700   $    869,174
    Rockwell Collins.............     80,100      1,561,950
                                               ------------
   TOTAL AEROSPACE & DEFENSE................      2,431,124
                                               ------------
 COMMUNICATION & BROADCASTING -- 16.3%
    AT & T Corp.(a)..............    108,000      1,959,120
    AT & T Wireless Group*(a)....     82,654      1,187,738
    Cablevision Systems Corp. --
      Class A*(a)................     60,000      2,847,000
    News Corp., Ltd., ADR --
      Class A....................     62,000      1,640,520
    Nextel Communications,
      Inc.*(a)...................    134,700      1,476,312
    Verizon Communications,
      Inc. ......................     30,940      1,468,413
    Viacom, Inc. -- Class
      B*(a)......................     39,700      1,752,755
    WorldCom, Inc.-WorldCom
      Group*(a)..................     93,300      1,313,664
                                               ------------
   TOTAL COMMUNICATION & BROADCASTING.......     13,645,522
                                               ------------
 COMPUTER SERVICES -- 1.2%
    Ceridian Corp.*..............     53,700      1,006,875
                                               ------------
   TOTAL COMPUTER SERVICES..................      1,006,875
                                               ------------
 ELECTRIC, GAS & WATER UTILITIES -- 4.1%
    Duke Energy Corp.(a).........     52,600      2,065,076
    Exelon Corp.(a)..............     27,700      1,326,276
                                               ------------
   TOTAL ELECTRIC, GAS & WATER UTILITIES....      3,391,352
                                               ------------
 FINANCE & INSURANCE -- 25.6%
  FINANCIAL SERVICES -- 6.7%
    American Express Co.(a)......     45,400      1,620,326
    Bank of America Corp. .......     23,400      1,473,030
    Citigroup, Inc. .............     49,142      2,480,688
                                               ------------
                                                  5,574,044
                                               ------------
  INSURANCE CARRIERS -- 10.8%
    ACE Ltd.(a)..................     37,700      1,513,655
    Allmerica Financial Corp. ...     34,000      1,514,700
    American International Group,
      Inc. ......................     16,500      1,310,100
    AON Corp.(a).................     62,000      2,202,240
    Hartford Financial Services
      Group, Inc. ...............     26,500      1,664,995
    Prudential Financial,
      Inc.(a)....................     26,000        862,940
                                               ------------
                                                  9,068,630
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 4.3%
    Freddie Mac..................     19,500   $  1,275,300
    Washington Mutual, Inc.(a)...     71,600      2,341,320
                                               ------------
                                                  3,616,620
                                               ------------
  SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 3.8%
    Bear Stearns Cos., Inc. .....     24,255      1,422,313
    Merrill Lynch & Co., Inc. ...     34,000      1,772,080
                                               ------------
                                                  3,194,393
                                               ------------
   TOTAL FINANCE & INSURANCE................     21,453,687
                                               ------------
 MANUFACTURING -- 14.7%
  CHEMICAL & ALLIED PRODUCTS -- 5.5%
    Dow Chemical Co. ............     51,300      1,732,914
    Du Pont (E.I.) de Nemours &
      Co.(a).....................     37,500      1,594,125
    Rohm & Haas Co. .............     36,800      1,274,384
                                               ------------
                                                  4,601,423
                                               ------------
  FOOD & BEVERAGE -- 2.4%
    Kraft Foods, Inc. -- Class
      A*.........................     58,900      2,004,367
                                               ------------
  PHARMACEUTICAL PREPARATIONS -- 4.9%
    Abbott Laboratories(a).......     18,900      1,053,675
    American Home Products
      Corp.(a)...................     15,500        951,080
    Schering-Plough Corp. .......     59,000      2,112,790
                                               ------------
                                                  4,117,545
                                               ------------
  PLUMBING FIXTURES & HEATING EQUIPMENT -- 1.9%
    Masco Corp. .................     65,900      1,614,550
                                               ------------
   TOTAL MANUFACTURING......................     12,337,885
                                               ------------
 MINING -- 0.8%
    Alcoa, Inc. .................     19,600        696,780
                                               ------------
   TOTAL MINING.............................        696,780
                                               ------------
 OIL & GAS -- 9.4%
    Alberta Energy Co., Ltd. ....     33,000      1,249,050
    Anadarko Petroleum Corp. ....     23,200      1,318,920
    ChevronTexaco Corp.(a).......     19,100      1,711,551
    Dynegy, Inc. ................     51,900      1,323,450
    El Paso Corp.(a).............     50,361      2,246,604
                                               ------------
   TOTAL OIL & GAS..........................      7,849,575
                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES / LARGE CAP VALUE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
SERVICES -- 6.0%
  BUSINESS SERVICES -- 4.3%
    Accenture Ltd.*..............     50,400   $  1,356,768
    Cendant Corp.*(a)............    114,200      2,239,462
                                               ------------
                                                  3,596,230
                                               ------------
  PRINTING & PUBLISHING -- 1.7%
    McGraw-Hill Cos., Inc. ......     23,200      1,414,736
                                               ------------
   TOTAL SERVICES...........................      5,010,966
                                               ------------
 TECHNOLOGY -- 6.9%
  COMPUTERS & OFFICE EQUIPMENT -- 2.4%
    Compaq Computer Corp. .......     44,800        437,248
    International Business
      Machines Corp. ............     13,300      1,608,768
                                               ------------
                                                  2,046,016
                                               ------------
  COMPUTER SOFTWARE -- 3.4%
    Computer Associates
      International, Inc. .......     49,700      1,714,153
    Compuware Corp.*.............     94,000      1,108,260
                                               ------------
                                                  2,822,413
                                               ------------
  TELECOMMUNICATIONS EQUIPMENT -- 1.1%
    Motorola, Inc. ..............     60,000        901,200
                                               ------------
   TOTAL TECHNOLOGY.........................      5,769,629
                                               ------------
 TRANSPORTATION -- 2.3%
    Union Pacific Corp.(a).......     34,200      1,949,400
                                               ------------
   TOTAL TRANSPORTATION.....................      1,949,400
                                               ------------
 WHOLESALE & RETAIL TRADE -- 6.1%
  RETAIL EATING & DRINKING PLACES -- 1.4%
    McDonald's Corp. ............     43,600      1,154,092
                                               ------------
  RETAIL FOOD STORES -- 1.5%
    Safeway, Inc.*(a)............     30,500      1,273,375
                                               ------------

                                                  Value
                                    Shares       (Note 2)
                                   ---------   ------------
  SPECIALTY RETAIL STORES -- 3.2%
    Autonation, Inc.*............     84,000   $  1,035,720
    Toys "R" Us, Inc.*(a)........     80,500      1,669,570
                                               ------------
                                                  2,705,290
                                               ------------
   TOTAL WHOLESALE & RETAIL TRADE...........      5,132,757
                                               ------------
   TOTAL COMMON STOCK (COST $73,993,637)....     80,675,552
                                               ------------
SHORT-TERM INVESTMENTS -- 44.7%
    Sansom Street Fund -- Money
      Market Portfolio...........  2,178,294      2,178,294
    Short-Term Investments Held
      as Collateral for Loaned
      Securities (see Note 5)....                35,332,532
                                               ------------
   TOTAL SHORT-TERM INVESTMENTS
     (COST $37,510,826).....................     37,510,826
                                               ------------
                                      Par
                                   ---------
U.S. AGENCY OBLIGATIONS -- 1.8%
    U.S. Treasury Bills, 1.77%,
      01/03/02...................    500,000        499,951
    U.S. Treasury Bills, 1.66%,
      01/10/02...................    500,000        499,792
    U.S. Treasury Bills, 1.75%,
      01/24/02...................    500,000        499,443
                                               ------------
   TOTAL U.S. AGENCY OBLIGATIONS
     (COST $1,499,186)......................      1,499,186
                                               ------------
TOTAL INVESTMENTS -- 142.8% (COST
  $113,003,649)+............................    119,685,564
OTHER ASSETS AND LIABILITIES,
  NET -- (42.8%)............................    (35,882,904)
                                               ------------
NET ASSETS -- 100%..........................   $ 83,802,660
                                               ============

ADR - American Depository Receipt
*   Non-income producing security.
(a) Security partially or fully on loan. (see Note 5)
(+) The cost for federal income tax purposes was $113,003,649. At December 31, 2001, net unrealized appreciation was $6,681,915. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $9,785,447, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $3,103,532.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                     WT Large Cap                                 International    Large Cap
                                        Growth       Large Cap      Small Cap     Multi-Manager      Value
                                        Series      Core Series    Core Series       Series          Series
                                     ------------   ------------   ------------   -------------   ------------
ASSETS:
Investment in securities, at
  value*...........................  $116,881,118   $151,837,697   $187,087,645    $62,855,932    $119,685,564
Cash (held in interest bearing
  account).........................           --              --             --      3,305,425              --
Receivable for contributions.......      103,000              --        990,600        240,504         138,006
Receivable for investments sold....      900,786         614,583             --      2,504,158              --
Dividends and interest
  receivable.......................       92,299         102,058        101,833        212,482          78,503
Net unrealized appreciation on
  forward foreign currency exchange
  contracts........................           --              --             --         32,474              --
                                     ------------   ------------   ------------    -----------    ------------
Total assets.......................  117,977,203     152,554,338    188,180,078     69,150,975     119,902,073
                                     ------------   ------------   ------------    -----------    ------------
LIABILITIES:
Obligation to return securities
  lending collateral...............           --      39,368,726     43,277,168             --      35,332,532
Payable for withdrawals............      375,866          10,190        908,999        284,700          61,567
Payable for investments
  purchased........................           --       2,231,744             --             --         643,476
Accrued advisory fee...............       58,849          59,231         74,085         39,151          39,711
Other accrued expenses.............       29,899          27,987         25,645         83,233          22,127
                                     ------------   ------------   ------------    -----------    ------------
Total liabilities..................      464,614      41,697,878     44,285,897        407,084      36,099,413
                                     ------------   ------------   ------------    -----------    ------------
NET ASSETS.........................  $117,512,589   $110,856,460   $143,894,181    $68,743,891    $ 83,802,660
                                     ============   ============   ============    ===========    ============
*Investments at cost...............  $129,217,524   $137,094,208   $171,120,134    $65,503,507    $113,003,649

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                         WT Large Cap                               International    Large Cap
                                            Growth       Large Cap     Small Cap    Multi-Manager      Value
                                            Series      Core Series   Core Series      Series          Series
                                         ------------   -----------   -----------   -------------   ------------
INVESTMENT INCOME:
  Dividends............................  $   487,788    $   638,741   $   465,216    $   320,819    $   558,680
  Interest.............................       84,859         44,806       148,680         53,645         62,993
  Securities lending...................           --         49,057        52,363             --         39,405
  Foreign tax withheld.................         (146)        (2,337)           --        (36,528)        (2,462)
                                         ------------   -----------   -----------    -----------    -----------
  Total investment income..............      572,501        730,267       666,259        337,936        658,616
                                         ------------   -----------   -----------    -----------    -----------
EXPENSES:
  Advisory fees........................      371,216        356,568       388,617        231,444        232,143
  Administration and accounting fees...       67,494         50,938        64,769         51,889         42,208
  Custody fees.........................       13,207          8,161        10,034         97,978          8,556
  Trustees' fees.......................        1,206            936         1,200          1,215            998
  Professional fees....................       11,043         10,334         9,948          9,158         12,699
  Other................................        5,027          5,026         5,973          4,336          3,841
                                         ------------   -----------   -----------    -----------    -----------
    Total expenses before fee
       waivers.........................      469,193        431,963       480,541        396,020        300,445
    Fees waived........................           --        (24,574)           --             --             --
                                         ------------   -----------   -----------    -----------    -----------
       Total expenses, net.............      469,193        407,389       480,541        396,020        300,445
                                         ------------   -----------   -----------    -----------    -----------
  Net investment income (loss).........      103,308        322,878       185,718        (58,084)       358,171
                                         ------------   -----------   -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized loss on investments and
    foreign currency...................  (35,554,407)    (2,137,947)     (157,698)    (8,597,589)      (767,028)
  Change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................   17,241,501     (5,172,432)   (4,733,993)       883,895     (4,241,497)
                                         ------------   -----------   -----------    -----------    -----------
  Net loss on investments and foreign
    currency...........................  (18,312,906)    (7,310,379)   (4,891,691)    (7,713,694)    (5,008,525)
                                         ------------   -----------   -----------    -----------    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................  $(18,209,598)  $(6,987,501)  $(4,705,973)   $(7,771,778)   $(4,650,354)
                                         ============   ===========   ===========    ===========    ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                         WT Large Cap                                 International    Large Cap
                                            Growth       Large Cap      Small Cap     Multi-Manager      Value
                                            Series      Core Series    Core Series       Series          Series
                                         ------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $   103,308    $    322,878   $    185,718   $    (58,084)   $    358,171
  Net realized loss on investments and
    foreign currency...................  (35,554,407)     (2,137,947)      (157,698)    (8,597,589)       (767,028)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................   17,241,501      (5,172,432)    (4,733,993)       883,895      (4,241,497)
                                         ------------   ------------   ------------   ------------    ------------
Net decrease in net assets
  resulting from operations............  (18,209,598)     (6,987,501)    (4,705,973)    (7,771,778)     (4,650,354)
                                         ------------   ------------   ------------   ------------    ------------
Transactions in beneficial interest:
  Contributions........................   32,445,652      17,273,520     39,623,252     88,023,099      11,482,052
  Withdrawals..........................  (55,095,445)     (7,602,658)   (27,277,158)   (88,033,462)    (13,170,849)
                                         ------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from transactions in beneficial
  interest.............................  (22,649,793)      9,670,862     12,346,094        (10,363)     (1,688,797)
                                         ------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
  assets...............................  (40,859,391)      2,683,361      7,640,121     (7,782,141)     (6,339,151)
NET ASSETS:
  Beginning of period..................  158,371,980     108,173,099    136,254,060     76,526,032      90,141,811
                                         ------------   ------------   ------------   ------------    ------------
  End of period........................  $117,512,589   $110,856,460   $143,894,181   $ 68,743,891    $ 83,802,660
                                         ============   ============   ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                         WT Large Cap                                  International    Large Cap
                                            Growth        Large Cap      Small Cap     Multi-Manager      Value
                                            Series       Core Series    Core Series       Series          Series
                                         -------------   ------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss).........  $   (675,220)   $    454,588   $    246,572   $    490,973    $    822,390
  Net realized gain (loss) on
    investments and foreign currency...   (26,850,415)      1,895,943      7,759,003     (7,467,673)      3,330,183
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency...................   (76,620,463)    (29,542,789)   (13,336,501)   (18,052,229)      2,827,358
                                         -------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  resulting from operations............  (104,146,098)    (27,192,258)    (5,330,926)   (25,028,929)      6,979,931
                                         -------------   ------------   ------------   ------------    ------------
Transactions in beneficial interest:
  Contributions........................    48,127,720      30,197,062     70,240,280     70,310,040      22,850,948
  Withdrawals..........................   (63,003,155)    (22,793,962)   (32,140,593)   (52,840,071)    (11,917,996)
                                         -------------   ------------   ------------   ------------    ------------
Net increase (decrease) in net assets
  from transactions in beneficial
  interest.............................   (14,875,435)      7,403,100     38,099,687     17,469,969      10,932,952
                                         -------------   ------------   ------------   ------------    ------------
Total increase (decrease) in net
  assets...............................  (119,021,533)    (19,789,158)    32,768,761     (7,558,960)     17,912,883
NET ASSETS:
  Beginning of year....................   277,393,513     127,962,257    103,485,299     84,084,992      72,228,928
                                         -------------   ------------   ------------   ------------    ------------
  End of year..........................  $158,371,980    $108,173,099   $136,254,060   $ 76,526,032    $ 90,141,811
                                         =============   ============   ============   ============    ============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. WT Large Cap Growth Series, Large Cap Core Series, Small Cap Core Series, International Multi-Manager Series and Large Cap Value Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

  Foreign Currency Translations. The books and records of the International Multi-Manager Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, assets and liabilities at the daily rates of exchanges, and

  (ii) purchases and sales of equity investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

  The International Multi-Manager Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Multi-Manager Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

  Forward Foreign Currency Exchange Contracts. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Multi-Manager Series may enter into forward foreign currency exchange contracts. Additionally, from time to time the International Multi-Manager Series may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions.

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington Trust"), serves as investment adviser to the Large Cap Core Series, Small Cap Core Series, and International Multi-Manager Series. Prior to May 9, 2001, Wilmington Trust Company, a wholly owned subsidiary of Wilmington Trust, served as investment adviser under identical terms. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to the Large Cap Value Series. Roxbury Capital Management, LLC ("Roxbury") serves as investment adviser to the WT Large Cap Growth Series. For its services, each adviser receives a fee as follows:

                                                    % of Average Daily Net Assets
                                             -------------------------------------------
WT Large Cap Growth Series                   .55% up to $1 billion; .50% of next $1
                                             billion; and
                                             .45% in excess of $2 billion
Large Cap Core Series                        .70% up to $1 billion; .65% of next $1
                                             billion; and
                                             .60% in excess of $2 billion
Small Cap Core Series                        .60% up to $1 billion; .55% of next $1
                                             billion; and
                                             .50% in excess of $2 billion
International Multi-Manager Series           .65%
Large Cap Value Series                       .55% up to $1 billion; .50% of next $1
                                             billion; and
                                             .45% in excess of $2 billion

  Clemente Capital Inc., Invista Capital Management LLC, and Scudder Kemper Investments Inc. serve as sub-advisers to the International Multi-Manager Series. RSMC, not the Series, pays the sub-advisers from its advisory fee.

  RSMC has agreed to waive its fee or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.80% of average daily net assets for the Large Cap Core Series. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment advisers agreed to

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  waive their fees or reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 0.80% of average daily net assets for the Small Cap Core Series, 1.00% of average daily net assets for the International Multi-Manager Series, and 0.75% of average daily net assets for Large Cap Value Series and WT Large Cap Growth Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company serves as custodian and PFPC Trust Company serves as sub-custodian to the WT Large Cap Growth, Large Cap Core, Small Cap Core and Large Cap Value Series. Deutsche Bank serves as custodian to the International Multi-Manager Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participate in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No amounts were outstanding at December 31, 2001. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Large Cap Core, Small Cap Core and Large Cap Value Series may lend their securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

  In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

  At December 31, 2001, the market value of securities on loan for the Large Cap Core, Small Cap Core and Large Cap Value Series was $37,674,763, $40,991,739, and $33,889,317, respectively, and the market value of the

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  related collateral was $39,368,726, $43,277,168, and $35,332,532, respectively. The securities on loan were collateralized by the following:

                                                             Large Cap     Small Cap     Large Cap
                                                            Core Series   Core Series   Value Series
                                                            -----------   -----------   ------------
   Samson Street Fund -- Money Market Portfolio, 2.214864%
     due 1/2/02...........................................  $30,249,803   $34,838,337   $23,225,078
   American Century FRN, 3.60% due 8/16/02................           --     1,158,420            --
   American Express FRN, 2.07% due 11/14/02...............           --            --       360,207
   Chase Manhattan Bank TD, 1.125% due 1/2/02.............      487,633       614,163       591,249
   First Union FRCD, 5.6975% due 2/6/02...................           --       954,663     1,389,411
   First Union FRN, 4.05125% due 5/17/02..................    1,107,866            --       783,657
   First Union FRN, 4.07% due 5/21/02.....................    3,375,524     2,060,370     1,536,705
   KBC Bank Nevada TD, 2.50% due 1/2/02...................    2,542,074            --     3,816,085
   Links Finance, 3.76% due 1/25/02.......................        3,808            --            --
   Morgan Stanley FRN, 2.13% due 2/27/02..................    1,182,681            --            --
   Morgan Stanley FRN, 2.52% due 2/11/02..................      419,337     3,651,215       157,867
   Morgan Stanley FRN, 2.53% due 2/6/02...................           --            --     1,626,095
   Morgan Stanley Repo, 1.35% due 1/2/02..................           --            --       132,210
   Sigma Finance FRN, 3.4675% due 2/13/02.................           --            --     1,713,969
                                                            -----------   -----------   -----------
                                                            $39,368,726   $43,277,168   $35,332,532
                                                            ===========   ===========   ===========

6. INVESTMENT SECURITIES. During the six-month period ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                                 International
                                     WT Large Cap     Large Cap     Small Cap    Multi-Manager    Large Cap
                                     Growth Series   Core Series   Core Series      Series       Value Series
                                     -------------   -----------   -----------   -------------   ------------
    Purchases......................   $62,381,889    $38,033,803   $30,434,729    $27,535,295    $26,746,380
    Sales..........................    74,237,289     26,244,435    12,581,730     29,423,143     25,668,011

7. FINANCIAL HIGHLIGHTS

                                                    For the Six-Month
                                                      Period Ended      For the Fiscal Year   November 1, 2000(1)
                                                    December 31, 2001          Ended                through
                                                       (Unaudited)         June 30, 2001         June 30, 2000
                                                    -----------------   -------------------   -------------------
  WT LARGE CAP GROWTH SERIES
  Total Return....................................       (11.17)%**           (39.33)%               28.40%**
  Ratios to Average Net Assets:
    Expenses......................................         0.70%*               0.69%                 0.67%*
    Net investment income (loss)..................         0.15%*              (0.31)%               (0.47)%*
  Portfolio Turnover Rate.........................           49%                  78%                   88%

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                              For the Six-Month
                                                Period Ended       For the Fiscal Years Ended June 30,
                                              December 31, 2001   -------------------------------------
                                                 (Unaudited)       2001    2000   1999   1998   1997(2)
                                              -----------------   ------   ----   ----   ----   -------
  LARGE CAP CORE SERIES
  Total Return..............................        (6.40)%**     (21.50)% 8.53%   N/A    N/A      N/A
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations........         0.80%*         0.80%  0.80%  0.74%  0.74%    0.56%*
       Excluding expense limitations........         0.85%*         0.86%  0.84%  0.85%  0.87%    1.02%*
    Net investment income...................         0.63%*         0.39%  0.40%  0.70%  0.87%    0.91%*
  Portfolio Turnover Rate...................           26%            72%    12%     5%    93%      26%

                                                    For the Six-Month                           For the Period
                                                      Period Ended      For the Fiscal Year   November 1, 2000(1)
                                                    December 31, 2001          Ended                through
                                                       (Unaudited)         June 30, 2001         June 30, 2000
                                                    -----------------   -------------------   -------------------
  SMALL CAP CORE SERIES
  Total Return....................................        (4.48)%**            (6.81)%               37.30%**
  Ratios to Average Net Assets:
    Expenses......................................         0.74%*               0.75%                 0.49%*
    Net investment income.........................         0.29%*               0.22%                 0.00%*
  Portfolio Turnover Rate.........................           11%                  52%                   33%

                                                    For the Six-Month                           For the Period
                                                      Period Ended      For the Fiscal Year   November 1, 2000(1)
                                                    December 31, 2001          Ended                through
                                                       (Unaudited)         June 30, 2001         June 30, 2000
                                                    -----------------   -------------------   -------------------
  INTERNATIONAL MULTI-MANAGER SERIES
  Total Return....................................       (11.19)%**           (27.48)%               20.70%**
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations..............         1.11%*               0.99%                 0.95%*
       Excluding expense limitations..............         1.11%*               1.05%                 0.95%*
    Net investment income (loss)..................        (0.16)%*              0.62%                 0.92%*
  Portfolio Turnover Rate.........................           42%                  86%                   57%

WT INVESTMENT TRUST I -- EQUITY SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

                                                    For the Six-Month                           For the Period
                                                      Period Ended      For the Fiscal Year   November 1, 2000(1)
                                                    December 31, 2001          Ended                through
                                                       (Unaudited)         June 30, 2001         June 30, 2000
                                                    -----------------   -------------------   -------------------
  LARGE CAP VALUE SERIES
  Total Return....................................        (5.24)%**            9.38%                 18.70%**
  Ratios to Average Net Assets:
    Expenses......................................         0.71%*              0.72%                  0.69%*
    Net investment income.........................         0.85%*              1.01%                  0.82%*
  Portfolio Turnover Rate.........................           32%                109%                   110%

*    Annualized.
**   Not annualized.
(1)  Commencement of operations.
(2)  For the period March 1, 1997 (commencement of operations).

8. COMMITMENTS. At December 31, 2001, the International Multi-Manager Series had entered into forward foreign currency exchange contracts, which contractually obligate the Series to deliver or receive currencies at specified future dates. The open contracts were as follows:

                                                                           Net Unrealized
  Settlement                               Contract        Value at         Appreciation
     Date         Currency Purchased        Amount     December 31, 2001   (Depreciation)
  ----------   ------------------------   ----------   -----------------   --------------
  3/19/2002    252,653,742 Japanese Yen   $1,928,448       1,980,000          $51,552

                                                                         Net Unrealized
  Settlement                             Contract        Value at         Appreciation
     Date           Currency Sold         Amount     December 31, 2001   (Depreciation)
  ----------   -----------------------   ---------   -----------------   --------------
  1/2/2002     607,716 Australian
               Dollars                   $ 307,565       $ 311,083          $(3,518)
  1/2/2002     155,286 British Pound       224,621         226,005           (1,384)
  1/2/2002     385,454 Euro                339,765         343,199           (3,434)
  1/3/2002     905,145 Euro                797,894         805,920           (8,026)
  1/4/2002     3,958 Euro                    3,480           3,525              (45)
  1/4/2002     1,146,838 Japanese Yen        8,771           8,750               21
  1/7/2002     6,565,684 Japanese Yen       49,827          50,097             (270)
  1/8/2002     2,051,607 Japanese Yen       15,637          15,654              (17)
  1/2/2002     1,209,540 Swedish Krona     712,902         115,307           (2,405)

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890

                         Cramer Rosenthal McGlynn, LLC
                             707 Westchester Avenue
                             White Plains, NY 10640

                        Roxbury Capital Management, LLC
                         100 Wilshire Blvd., Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
                                   CUSTODIAN
                            Wilmington Trust Company
                                 Deutsche Bank
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Equity Portfolios.
WEP-Semi-12/01

                                                                      WILMINGTON
                                                                           FUNDS

EQUITY PORTFOLIOS

                  - LARGE CAP GROWTH
                  - LARGE CAP CORE
                  - SMALL CAP CORE
                  - INTERNATIONAL MULTI-MANAGER
                  - LARGE CAP VALUE
                                  SEMI-ANNUAL
                               December 31, 2001

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     While the economic statistics are not yet finalized, it appears that last year was the worst in 20 years or more in terms of economic growth, employment and total production. The third quarter produced the first quarterly decline in a decade and the fourth quarter probably followed suit. Total employment fell by 1 million and industrial production fell in 11 of the 12 months of the year. In fact, industrial production had a streak of declines unrivaled since the Great Depression. Not surprisingly, corporate profits came under extreme pressure and fell 18.5% for the year through September 2001, and probably will show a 25% decline when full year data is completed. This would make 2001 the worst year for corporate profits since 1991 and the second worst year in the Post WWII era.

     Inflation news throughout the year was generally positive. The Consumer Price Index was helped by declining energy prices and produced a modest 1.6% rise for the full year. The low level of inflation and weak economic conditions allowed the Federal Reserve (the "Fed") to reduce interest rates a record number of times and a record amount. By year-end 2001, Treasury Bill rates were below 2% compared with nearly 6% one year earlier. Long-term Treasury Bond rates fell as well, but by far less. Ten-year Treasury Bond yields fell by only .06% in 2001 and ended the year at just over 5%.

     The prospects for 2002 at this juncture look a great deal better than what we experienced in 2001. The Fed's actions to lower interest rates, along with the modest tax refund that consumers received late last year, is already producing dividends. Motor vehicle sales in 2001 were the second highest on record and record mortgage refinancings are putting extra income into consumers' pockets. Furthermore, consumer confidence levels have been erratically improving since their September lows. Tempering overall enthusiasm, however, is the reality of ongoing layoffs in many sectors and a debt level that is near record highs relative to income. Nevertheless, total disposable income grew by 4% over the last year despite the declines in total employment and, with confidence on the rise, spending can't be too far behind. Our expectation is that consumer spending this year will grow about as much as it did in 2001, or by 2%. The pattern of growth is likely to be the mirror-image of 2001 as growth starts more slowly but rises throughout the year.

Outlook

     Last year, the Fed's focus was uniformly on economic growth. This year, the focus is likely to be less clear. The substantial growth in liquidity and money supply that was necessary to move the economy forward will probably change the Fed's focus as the year progresses. This passage of time will increase the role inflation plays on both Fed policy and the bond market. The Fed is not likely to raise rates until both an economic recovery is well established and inflation concerns begin to develop. Without the threat of higher prices, the Fed will be willing to keep rates low as they did in the '92-'94 period.

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   PRESIDENT'S MESSAGE -- continued

INVESTMENT RESULTS

     For the six-month period ended December 31, 2001, the Wilmington Prime Money Market Portfolio paid shareholders dividends of $0.01 per share, the Wilmington U.S. Government Portfolio paid shareholders dividends of $0.01 per share and the Wilmington Tax-Exempt Portfolio paid shareholders dividends of $0.01 per share. Based on each Portfolio's net asset value of $1.00 per share, these dividends represented a return of 1.45%, 1.34% and 0.84%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                        For the Six-Month
                                                          Period Ended
                                                        December 31, 2001
                                                        -----------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                       1.45%
Lipper Money Market Funds                                     1.19%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                          1.34%
Lipper U.S. Government Money Market Funds                     1.22%
WILMINGTON TAX-EXEMPT PORTFOLIO                               0.84%
Lipper Tax-Exempt Money Market Funds                          0.80%

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios - Investor Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         [/s/Robert J. Christian]

                                         Robert J. Christian
February 15, 2002                        President

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,639,940,558   $1,388,942,219   $588,920,229
Other assets..........................................          68,061           31,656         16,146
                                                        --------------   --------------   ------------
Total assets..........................................   2,640,008,619    1,388,973,875    588,936,375
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................       4,024,512        1,790,295        477,854
Accrued expenses......................................         660,081          302,042        133,969
                                                        --------------   --------------   ------------
Total liabilities.....................................       4,684,593        2,092,337        611,823
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,635,324,026   $1,386,881,538   $588,324,552
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,635,246,391   $1,386,811,165   $588,325,294
Accumulated net realized gain (loss) on investments...          77,635           70,373           (742)
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,635,324,026   $1,386,881,538   $588,324,552
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   85,191,488   $   28,655,921   $ 10,896,104
  Service Shares......................................   2,550,132,538    1,358,225,617    577,428,448
                                                        --------------   --------------   ------------
                                                        $2,635,324,026   $1,386,881,538   $588,324,552
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
($0.01 par value, unlimited authorized shares):
  Investor Shares.....................................      85,123,319       28,596,212     10,904,366
  Service Shares......................................   2,550,123,072    1,358,214,953    577,427,611
NET ASSET VALUE, offering and redemption price per
  share
  Investor Shares.....................................           $1.00            $1.00          $1.00
  Service Shares......................................           $1.00            $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                               Prime          U.S.
                                                            Money Market   Government    Tax-Exempt
                                                             Portfolio      Portfolio     Portfolio
                                                            ------------   -----------   -----------
INVESTMENT INCOME:
  Investment income from Series...........................  $43,972,967    $18,818,037   $ 6,621,598
  Expenses from Series....................................   (6,011,082)    (3,012,163)   (1,498,450)
                                                            -----------    -----------   -----------
    Net investment income from Series.....................   37,961,885     15,805,874     5,123,148
                                                            -----------    -----------   -----------
EXPENSES:
  Transfer agent fees.....................................       22,278         13,423         9,968
  Reports to shareholders.................................       31,917         22,853         7,266
  Trustees' fees..........................................        3,287          3,301         3,291
  Distribution fees -- Investor Shares....................           --          6,453         2,166
  Shareholder service fees -- Service Shares..............    3,197,838      1,444,585       698,406
  Registration fees.......................................       61,733          7,775        17,451
  Professional fees.......................................      109,659         23,738        12,847
  Other...................................................       37,251         18,344         8,939
                                                            -----------    -----------   -----------
    Total expenses........................................    3,463,963      1,540,472       760,334
                                                            -----------    -----------   -----------
  Net investment income...................................   34,497,922     14,265,402     4,362,814
                                                            -----------    -----------   -----------
NET REALIZED GAIN ON INVESTMENTS..........................        9,681             --           918
                                                            -----------    -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $34,507,603    $14,265,402   $ 4,363,732
                                                            ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    34,497,922   $    14,265,402   $   4,362,814
  Net realized gain on investments..................            9,681                --             918
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       34,507,603        14,265,402       4,363,732
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................      (34,497,922)      (14,265,402)     (4,362,814)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      477,903,143       154,176,191     237,787,985
  Proceeds from shares sold -- Service Shares.......    3,339,165,049     2,469,411,834     520,791,520
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          667,625            95,168          27,200
    Service Shares..................................        1,726,065           146,932          59,406
  Cost of shares redeemed -- Investor Shares........     (776,263,466)     (220,939,124)   (292,056,798)
  Cost of shares redeemed -- Service Shares.........   (2,946,174,973)   (2,232,108,727)   (353,073,683)
                                                      ---------------   ---------------   -------------
Net increase in net assets from Portfolio share
  transactions......................................       97,023,443       170,782,274     113,535,630
                                                      ---------------   ---------------   -------------
Total increase in net assets........................       97,033,124       170,782,274     113,536,548
NET ASSETS:
  Beginning of period...............................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of period.....................................  $ 2,635,324,026   $ 1,386,881,538   $ 588,324,552
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      477,903,143       154,176,191     237,787,985
  Shares sold -- Service Shares.....................    3,339,165,049     2,469,411,834     520,791,520
  Shares issued on reinvestment of distributions:
    Investor Shares.................................          667,625            95,168          27,200
    Service Shares..................................        1,726,065           146,932          59,406
  Shares redeemed -- Investor Shares................     (776,263,466)     (220,939,124)   (292,056,798)
  Shares redeemed -- Service Shares.................   (2,946,174,973)   (2,232,108,727)   (353,073,683)
                                                      ---------------   ---------------   -------------
  Net increase in shares............................       97,023,443       170,782,274     113,535,630
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                          Prime             U.S.
                                                      Money Market       Government        Tax-Exempt
                                                        Portfolio         Portfolio         Portfolio
                                                     ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income............................  $   132,374,504   $    49,736,591   $    16,760,482
  Net realized gain on investments.................           91,466            65,213                --
                                                     ---------------   ---------------   ---------------
Net increase in net assets resulting from
  operations.......................................      132,465,970        49,801,804        16,760,482
                                                     ---------------   ---------------   ---------------
Distributions to shareholders from net investment
  income...........................................     (132,374,504)      (49,736,591)      (16,760,482)
                                                     ---------------   ---------------   ---------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares.....    5,818,404,564     2,238,404,646       922,188,838
  Proceeds from shares sold -- Service Shares......    4,007,480,483     1,859,155,520       540,665,655
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Cost of shares redeemed -- Investor Shares.......   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Cost of shares redeemed -- Service Shares........   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
Net increase (decrease) in net assets from
  Portfolio share transactions.....................      474,181,253       450,913,401        (8,303,804)
                                                     ---------------   ---------------   ---------------
Total increase (decrease) in net assets............      474,272,719       450,978,614        (8,303,804)
NET ASSETS:
  Beginning of year................................    2,064,018,183       765,120,650       483,091,808
                                                     ---------------   ---------------   ---------------
  End of year......................................  $ 2,538,290,902   $ 1,216,099,264   $   474,788,004
                                                     ===============   ===============   ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       Shares            Shares            Shares
                                                     ---------------   ---------------   ---------------
  Shares sold -- Investor Shares...................    5,818,404,564     2,238,404,646       922,188,838
  Shares sold -- Service Shares....................    4,007,480,483     1,859,155,520       540,665,655
  Shares issued on reinvestment of distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Shares redeemed -- Investor Shares...............   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Shares redeemed -- Service Shares................   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
  Net increase (decrease) in shares................      474,181,253       450,913,401        (8,303,804)
                                                     ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                       For the
                                      Six-Month                             For the Period
                                     Period Ended   For the Fiscal Years      October 1,      For the Fiscal Years
                                     December 31,      Ended June 30,            1998          Ended September 30,
                                         2001       ---------------------      through       -----------------------
PRIME MONEY MARKET PORTFOLIO --      (Unaudited)      2001       2000+      June 30, 1999+     1998+        1997+
INVESTOR SHARES                      ------------   --------   ----------   --------------   ----------   ----------
NET ASSET VALUE --  BEGINNING OF
  PERIOD...........................    $  1.00      $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                       -------      --------   ----------     ----------     ----------   ----------
INVESTMENT OPERATIONS:
  Net investment income............       0.01          0.06         0.05           0.04           0.05         0.05
                                       -------      --------   ----------     ----------     ----------   ----------
DISTRIBUTIONS:
  From net investment income.......      (0.01)        (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
                                       -------      --------   ----------     ----------     ----------   ----------
NET ASSET VALUE --  END OF
  PERIOD...........................    $  1.00      $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                       =======      ========   ==========     ==========     ==========   ==========
TOTAL RETURN.......................      1.45%**       5.68%        5.45%          3.51%**        5.26%        5.17%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.........................      0.46%*        0.48%        0.50%          0.52%*         0.53%        0.54%
  Net investment income............      3.07%*        5.70%        5.35%          4.61%*         5.13%        5.06%
Net assets at end of period (000
  omitted).........................    $85,191      $382,884   $2,064,018     $1,651,174     $1,702,734   $1,191,271

* Annualized.
**Not annualized.
+ Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney
  Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                        For the
                                       Six-Month                            For the Period
                                     Period Ended    For the Fiscal Years     October 1,     For the Fiscal Years
                                     December 31,       Ended June 30,           1998         Ended September 30,
                                         2001        --------------------      through       ---------------------
U.S. GOVERNMENT PORTFOLIO --          (Unaudited)      2001       2000+     June 30, 1999+     1998+       1997+
INVESTOR SHARES                      -------------   --------   ---------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...........................     $  1.00      $  1.00    $   1.00       $   1.00      $   1.00    $   1.00
                                        -------      -------    --------       --------      --------    --------
INVESTMENT OPERATIONS:
  Net investment income............        0.01         0.05        0.05           0.03          0.05        0.05
                                        -------      -------    --------       --------      --------    --------
DISTRIBUTIONS:
  From net investment income.......       (0.01)       (0.05)      (0.05)         (0.03)        (0.05)      (0.05)
                                        -------      -------    --------       --------      --------    --------
NET ASSET VALUE -- END OF PERIOD...     $  1.00      $  1.00    $   1.00       $   1.00      $   1.00    $   1.00
                                        =======      =======    ========       ========      ========    ========
TOTAL RETURN.......................       1.34%**      5.50%       5.25%          3.42%**       5.19%       5.07%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.........................       0.54%*       0.54%       0.54%          0.54%*        0.54%       0.55%
  Net investment income............       2.85%*       5.59%       5.17%          4.51%*        5.06%       4.96%
Net assets at end of period
  (000 omitted)....................     $28,656      $95,324    $765,121       $547,833      $802,153    $378,475

* Annualized.
**Not annualized.
+ Effective November 1, 1999, the Rodney Square U.S. Government Portfolio
  ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                        For the
                                       Six-Month                            For the Period
                                     Period Ended    For the Fiscal Years     October 1,     For the Fiscal Years
                                     December 31,       Ended June 30,           1998         Ended September 30,
                                         2001        --------------------      through       ---------------------
TAX-EXEMPT PORTFOLIO -- INVESTOR      (Unaudited)      2001       2000+     June 30, 1999+     1998+       1997+
SHARES                               -------------   --------   ---------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...........................     $  1.00      $  1.00    $   1.00       $   1.00      $   1.00    $   1.00
                                        -------      -------    --------       --------      --------    --------
INVESTMENT OPERATIONS:
  Net investment income............        0.01         0.03        0.03           0.02          0.03        0.03
                                        -------      -------    --------       --------      --------    --------
DISTRIBUTIONS:
  From net investment income.......       (0.01)       (0.03)      (0.03)         (0.02)        (0.03)      (0.03)
                                        -------      -------    --------       --------      --------    --------
NET ASSET VALUE -- END OF PERIOD...     $  1.00      $  1.00    $   1.00       $   1.00      $   1.00    $   1.00
                                        =======      =======    ========       ========      ========    ========
TOTAL RETURN.......................       0.84%**      3.38%       3.23%          1.96%**       3.11%       3.09%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses.........................       0.53%*       0.53%       0.55%          0.55%*        0.55%       0.57%
  Net investment income............       1.84%*       3.36%       3.21%          2.58%*        3.05%       3.05%
Net assets at end of period
  (000 omitted)....................     $10,896      $65,138    $483,092       $451,509      $392,610    $280,864

* Annualized.
**Not annualized.
+ Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square
  Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each a "Portfolio" and collectively the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. Information regarding the Service Shares is included in a separate shareholder report.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, Wilmington Tax-Exempt Portfolio had net tax basis capital loss carryforwards available to offset future net capital gains of approximately $2,000, which will expire June 30, 2002.

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- INVESTOR SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.05% of average daily net assets for the period July 1, 2001 through October 31, 2001 and 0.10% of average daily net assets thereafter.

  The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2001 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
CERTIFICATES OF DEPOSIT -- 74.2%
FOREIGN BANKS, FOREIGN CENTERS -- 45.3%
    Abbey National PLC, 2.08%, 02/04/02.....................    P-1, A-1+      $ 50,000,000    $   50,008,154
    ABN-Amro Bank, 2.07%, 02/28/02..........................    P-1, A-1+        50,000,000        50,000,000
    ABN-Amro Bank, 1.86%,03/04/02...........................    P-1, A-1+        60,000,000        60,005,944
    Barclays Bank, PLC, 3.41%, 02/25/02.....................    P-1, A-1+        75,000,000        75,001,106
    Bank of Nova Scotia, 1.75%, 03/13/02....................     P-1, A-1       110,000,000       110,002,129
    Bayerische Landesbank Girozentarale, 3.46%, 02/19/02....    P-1, A-1+       110,000,000       110,001,441
    Credit Agricole Indosuez, 3.49%, 02/21/02...............    P-1, A-1+       110,000,000       110,001,501
    Dresdner Bank, 3.46%, 02/15/02..........................    P-1, A-1+       100,000,000        99,997,396
    Landesbank Hessen-Thuringen Girozentrale, 3.47%,
      02/19/02..............................................    P-1, A-1+        60,000,000        60,000,786
    Landesbank Hessen-Thuringen Girozentrale, 3.43%,
      02/25/02..............................................    P-1, A-1+        50,000,000        50,000,737
    Lloyd's Bank PLC, 2.12%, 01/07/02.......................    P-1, A-1+        60,000,000        60,001,409
    Lloyd's Bank PLC, 2.15%, 03/28/02.......................    P-1, A-1+        50,000,000        50,029,164
    Rabobank Nederland, 1.80%, 01/17/02.....................    P-1, A-1+       100,000,000       100,000,416
    Royal Bank of Scotland, 3.48%, 01/07/02.................    P-1, A-1+       110,000,000       110,000,151
    Toronto Dominion, 2.50%, 01/28/02.......................    P-1, A-1+       100,000,000       100,000,716
                                                                                               --------------
                                                                                                1,195,051,050
                                                                                               --------------
 FOREIGN BANKS, U.S. BRANCHES -- 24.7%
    Abbey National Treasury Services, 2.05%, 02/07/02.......    P-1, A-1+        40,000,000        40,001,950
    Bank of Montreal - New York, 1.74%, 03/14/02............    P-1, A-1+       115,000,000       114,997,741
    Bayerische Hypo-Und Vereinsbank, 1.85%, 03/07/02........     P-1, A-1        70,000,000        70,002,327
    Credit Suisse First Boston, 1.81%, 01/11/02.............    P-1, A-1+       110,000,000       110,000,000
    Deutsche Bank, 2.25%, 01/24/02..........................    P-1, A-1+       100,000,000       100,000,000
    Societe Generale, 1.75%, 02/01/02.......................    P-1, A-1+        50,000,000        50,000,000
    Societe Generale, 1.90%, 02/08/02.......................    P-1, A-1+        57,000,000        56,999,971
    Westdeutche Landesbank, 3.48%, 02/19/02.................    P-1, A-1+        35,000,000        35,000,000
    Westdeutche Landesbank, 2.10%, 03/28/02.................    P-1, A-1+        75,000,000        75,000,000
                                                                                               --------------
                                                                                                  652,001,989
                                                                                               --------------
 U.S. BANKS, U.S. BRANCHES -- 4.2%
    Chase Bank, 1.75%, 01/30/02.............................    P-1, A-1+       110,000,000       110,000,000
                                                                                               --------------
   TOTAL CERTIFICATES OF DEPOSIT(Cost $1,957,053,039)......................................
                                                                                                1,957,053,039
                                                                                               --------------
COMMERCIAL PAPER -- 22.8%
 AUTOMOBILES -- 1.6%
    Volkswagen of America, Inc., 1.83%, 01/14/02............     NR, A-1         41,000,000        40,974,990
                                                                                               --------------
 BANKS -- 3.8%
    Barclays U.S. Funding Corp., 2.48%, 01/25/02............     P-1, A-1        25,000,000        24,960,389
    Commerzbank, 2.30%, 01/22/02............................    P-1, A-1+        75,000,000        74,904,375
                                                                                               --------------
                                                                                                   99,864,764
                                                                                               --------------
 FINANCIAL SERVICES -- 3.9%
    Park Avenue Receivables, 2.08%, 01/22/02................     P-1, A-1       103,517,000       103,397,380
                                                                                               --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES  / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
LEASING -- 5.2%
    International Lease Finance Corp., 1.91%, 02/08/02......     NR, A-1+      $ 29,000,000    $   28,943,071
    Vehicle Servicing Corp. of America, 2.04%, 02/13/02.....     NR, A-1+       110,000,000       109,738,200
                                                                                               --------------
                                                                                                  138,681,271
                                                                                               --------------
 SECURITIES DEALERS -- 8.3%
    Goldman Sachs, 2.49%, 01/24/02..........................    P-1, A-1+       110,000,000       109,832,617
    Salomon Smith Barney Holdings, 1.79%, 01/14/02..........     P-1, A-1       110,000,000       109,934,366
                                                                                               --------------
                                                                                                  219,766,983
                                                                                               --------------
   TOTAL COMMERCIAL PAPER
     (COST $602,685,388)...................................................................       602,685,388
                                                                                               --------------
REPURCHASE AGREEMENTS -- 2.6%
    With UBS Paine Webber, Inc.: at 1.80%, dated 12/31/01, to be repurchased at $69,703,470 on 01/02/02, collateralized by $71,429,274 of Federal National Mortgage Association Securities with various
     coupons and maturities to 03/01/31 (Cost $69,696,500).................      69,696,500        69,696,500
                                                                                               --------------

TOTAL INVESTMENTS (Cost $2,629,434,927)+ -- 99.6%..........................................
                                                                                                2,629,434,927
OTHER ASSETS AND LIABILITIES, NET -- 0.4%..................................................        10,506,743
                                                                                               --------------
NET ASSETS -- 100.0%.......................................................................    $2,639,941,670
                                                                                               ==============

+ Cost for federal income tax purposes.
(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                 Principal          Value
                                                                   Amount          (Note 2)
                                                                ------------    --------------
US AGENCY OBLIGATIONS -- 71.1%
FEDERAL FARM CREDIT BANKS DISCOUNT NOTES -- 0.9%
    Federal Farm Credit Banks Discount Notes, 4.90%,
     01/10/02...............................................    $ 12,960,000    $   12,945,888
                                                                                --------------
 FEDERAL FARM CREDIT BANKS NOTES -- 12.3%
    Federal Farm Credit Banks Notes, 1.96%, 01/02/02*.......      70,000,000        69,998,339
    Federal Farm Credit Banks Notes, 1.98%, 01/02/02*.......      52,000,000        51,990,859
    Federal Farm Credit Banks Notes, 6.63%, 02/01/02........       3,465,000         3,476,810
    Federal Farm Credit Banks Notes, 1.75%, 04/01/02........      40,000,000        40,000,000
    Federal Farm Credit Banks Notes, 2.41%, 04/01/02........       5,000,000         5,001,564
                                                                                --------------
                                                                                   170,467,572
                                                                                --------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 1.4%
    Federal Home Loan Banks Discount Notes, 2.27%,
     01/11/02...............................................       9,451,000         9,445,637
    Federal Home Loan Banks Discount Notes, 3.38%,
     01/11/02...............................................      10,000,000         9,991,550
                                                                                --------------
                                                                                    19,437,187
                                                                                --------------
 FEDERAL HOME LOAN BANKS NOTES -- 16.9%
    Federal Home Loan Banks Notes, 6.75%, 02/01/02..........      30,485,000        30,570,441
    Federal Home Loan Banks Notes, 5.00%, 02/15/02..........       5,000,000         4,999,907
    Federal Home Loan Banks Notes, 1.73%, 01/15/02*.........      50,000,000        49,998,230
    Federal Home Loan Banks Notes, 5.13%, 02/26/02..........      21,180,000        21,225,395
    Federal Home Loan Banks Notes, 1.97%, 01/07/02*.........      25,000,000        25,000,000
    Federal Home Loan Banks Notes, 4.88%, 01/22/02..........      30,000,000        30,046,853
    Federal Home Loan Banks Notes, 6.75%, 02/15/02..........      21,510,000        21,623,363
    Federal Home Loan Banks Notes, 5.77%, 03/28/02..........       6,365,000         6,416,717
    Federal Home Loan Banks Notes, 6.75%, 05/01/02..........      14,600,000        14,833,831
    Federal Home Loan Banks Notes, 6.34%, 08/20/02..........       1,500,000         1,540,407
    Federal Home Loan Banks Notes, 3.68%, 08/28/02..........       3,250,000         3,249,152
    Federal Home Loan Banks Notes, 2.10%, 12/05/02..........      15,000,000        14,997,836
    Federal Home Loan Banks Notes, 2.50%, 12/12/02..........       5,000,000         5,000,000
    Federal Home Loan Banks Notes, 2.51%, 12/12/02..........       5,000,000         5,000,000
                                                                                --------------
                                                                                   234,502,132
                                                                                --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 19.8%
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.28%, 01/10/02........................................      14,228,000        14,220,791
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.19%, 01/17/02........................................      23,658,000        23,636,412
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.00%, 02/07/02........................................      25,000,000        24,950,000
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.02%, 02/28/02........................................      50,000,000        49,840,083
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.89%, 02/28/02........................................      44,380,000        44,247,193
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.78%, 03/07/02........................................      19,156,000        19,095,314
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.81%, 03/07/02........................................      50,000,000        49,839,111
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.74%, 03/21/02........................................      50,000,000        49,811,500
                                                                                --------------
                                                                                   275,640,404
                                                                                --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.0%
    Federal Home Loan Mortgage Corporation Notes, 5.50%,
     05/15/02...............................................      45,000,000        45,577,956
    Federal Home Loan Mortgage Corporation Notes, 2.21%,
     11/26/02...............................................      10,000,000        10,000,000
                                                                                --------------
                                                                                    55,577,956
                                                                                --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                 Principal          Value
                                                                   Amount          (Note 2)
                                                                ------------    --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 10.5%
    Federal National Mortgage Association Discount Notes,
     3.48%, 01/10/02........................................    $ 25,000,000    $   24,980,667
    Federal National Mortgage Association Discount Notes,
     2.19%, 01/17/02........................................      24,414,000        24,391,722
    Federal National Mortgage Association Discount Notes,
     3.48%, 01/24/02........................................      15,000,000        14,968,100
    Federal National Mortgage Association Discount Notes,
     3.90%, 01/25/02........................................       6,549,000         6,532,682
    Federal National Mortgage Association Discount Notes,
     2.01%, 03/18/02........................................      25,054,000        24,949,086
    Federal National Mortgage Association Discount Notes,
     2.03%, 05/23/02........................................      25,000,000        24,801,229
    Federal National Mortgage Association Discount Notes,
     1.82%, 06/13/02........................................      25,000,000        24,795,250
                                                                                --------------
                                                                                   145,418,736
                                                                                --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 3.9%
    Federal National Mortgage Association Notes, 6.63%,
     01/15/02...............................................       9,250,000         9,264,849
    Federal National Mortgage Association Notes, 6.38%,
     01/16/02...............................................      14,750,000        14,766,106
    Federal National Mortgage Association Notes, 1.81%,
     01/29/02*..............................................      30,000,000        29,992,497
                                                                                --------------
                                                                                    54,023,452
                                                                                --------------
 STUDENT LOAN MARKETING ASSOCIATION NOTES -- 1.4%
    Student Loan Marketing Association Notes, 2.22%,
     01/02/02*..............................................      10,000,000         9,999,149
    Student Loan Marketing Association Notes, 2.25%,
     01/02/02*..............................................      10,000,000         9,999,029
                                                                                --------------
                                                                                    19,998,178
                                                                                --------------
   TOTAL US AGENCY OBLIGATIONS(Cost $988,011,505)...........................       988,011,505
                                                                                --------------
REPURCHASE AGREEMENTS -- 31.5%
    With CS First Boston, Inc.: at 1.80%, dated 12/31/01, to
     be repurchased at $180,032,801 on 01/02/02,
     collateralized by $182,400,666 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 05/15/11.............................     180,014,800       180,014,800
    With UBS Paine Webber, Inc.: at 1.80%, dated 12/31/01,
     to be repurchased at $257,025,700 on 01/02,02,
     collateralized by $263,299,313 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 11/01/31.............................     257,000,000       257,000,000
                                                                                --------------
   TOTAL REPURCHASE AGREEMENTS(Cost $437,014,800)...........................       437,014,800
                                                                                --------------
TOTAL INVESTMENTS (Cost $1,425,026,305)+ -- 102.6%..........................     1,425,026,305
OTHER ASSETS AND LIABILITIES, NET -- (2.6)%.................................       (36,082,974)
                                                                                --------------
NET ASSETS -- 100.0%........................................................    $1,388,943,331
                                                                                ==============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2001. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
MUNICIPAL BONDS -- 99.7%
ALABAMA -- 0.7%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.65%,
      1/2/02*...............................................     N/R, A-1+      $ 4,200,000    $  4,200,000
                                                                                               ------------
 ALASKA -- 3.0%
    Valdez, AK Marine Terminal Rev. Bonds (ARCO Trans.
      Alaska, Inc. Proj.), Ser. 1994B, 1.65%, 1/2/02*.......    VMIG-1, A-1       2,400,000       2,400,000
    Valdez, AK Marine Terminal Rev. Bonds (ARCO Trans.
      Alaska, Inc. Proj.), Ser. 1994A, 1.95%, 1/11/02.......     VMIG1, A-1      15,000,000      15,000,000
                                                                                               ------------
                                                                                                 17,400,000
                                                                                               ------------
 CALIFORNIA -- 0.8%
    California Higher Educ. Loan Auth. Student Loan Rev.
      Senior Lien Bonds Ser. A, 3.15%, 4/1/02...............     VMIG1, N/R       2,500,000       2,500,000
    Los Angeles Regional Airports Imp. Corp. Lease Rev.
      Bonds (American Airlines), LOC Bayerische Landesbank
      Girozentrale, Ser. 1984 B, 1.85%, 1/2/02*.............      P-1, N/R        1,900,000       1,900,000
                                                                                               ------------
                                                                                                  4,400,000
                                                                                               ------------
 CONNECTICUT -- 1.9%
    Connecticut Health & Educ. Fac. Auth. Rev. Bonds (Yale
      Univ. Proj.), Ser. S, 1.35%, 2/6/02...................    VMIG1, A-1+       7,500,000       7,500,000
    Connecticut Health & Educ. Fac. Auth. Rev. Bonds (Yale
      Univ. Proj.), Ser. T-1, 1.80%, 1/2/02*................    VMIG-1, A-1+      3,500,000       3,500,000
                                                                                               ------------
                                                                                                 11,000,000
                                                                                               ------------
 FLORIDA -- 4.6%
    City of Jacksonville, FL Poll. Cntrl. Ref. Rev. Bonds
      (Florida Power & Light Co. Proj.), Ser. 1992, 2.05%,
      1/11/02...............................................     P-1, A-1+        6,150,000       6,150,000
    Jacksonville, FL Electric Auth. Electric Sys. TECP, Ser.
      C-1, 2.55%, 2/8/02....................................     P-1, A-1+        6,500,000       6,500,000
    Jacksonville, FL Electric Auth. Ref. Rev. Variable Rate
      Electric System Subordinated Rev. Bonds, Ser. C,
      1.80%, 1/2/02*........................................    VMIG-1, A-1+      2,400,000       2,400,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.65%, 1/2/02*.........     N/R, A-1+        4,235,000       4,235,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds, Ser. 1985 (Pooled Hosp. Loan Prog.), LOC
      SunTrust Bank, 1.35%, 3/14/02.........................    VMIG1, A-1+       8,000,000       8,000,000
                                                                                               ------------
                                                                                                 27,285,000
                                                                                               ------------
 GEORGIA -- 12.8%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.65%, 1/2/02*..............    VMIG-1, N/R       1,965,000       1,965,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Georgia Power Co. Plant Vogtle Proj.), Ser. 1994,
      1.90%, 1/2/02*........................................      P-1, A-1        2,000,000       2,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev. Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.65%, 1/2/02*........................................     N/R, A-1+        4,300,000       4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.65%, 1/2/02*............................      AA1, N/R        3,875,000       3,875,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.65%, 1/2/02*........................................     VMIG1, N/R       4,000,000       4,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.65%,
      1/2/02*...............................................      AA3, N/R      $ 1,700,000    $  1,700,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.65%,
      1/2/02*...............................................    VMIG-1, N/R       5,000,000       5,000,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.65%, 1/2/02*..................................      AA3, N/R        1,200,000       1,200,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.65%, 1/2/02*........................................    VMIG-1, N/R       2,800,000       2,800,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,
      1.90%, 1/2/02*........................................    VMIG-1, A-1       4,100,000       4,100,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds.
      (Georgia Kraft Co. Proj.), LOC Banque Nationale de
      Paris, 2.05%, 1/2/02*.................................      P-1, N/R        4,775,000       4,775,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.65%,
      1/2/02*...............................................      AA3, N/R        3,500,000       3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.65%, 1/2/02*........................................      AA3, N/R        1,000,000       1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.65%,
      1/2/02*...............................................      AA3, AA3        2,200,000       2,200,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.65%, 1/2/02*........................................      AA3, N/R        5,000,000       5,000,000
    Gwinnett County, GA Housing Auth. Rev. Bonds (Post
      Corners Proj.), FNMA Gtd., Ser. 1996, 1.65%,
      1/2/02*...............................................     N/R, A-1+       10,160,000      10,160,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.95%, 1/2/02*...    VMIG-1, A-1       2,000,000       2,000,000
    Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert.
      (Central GA Sr. Health, Inc. Carlyle Place Proj.), LOC
      SunTrust Bank, Ser. 2000, 1.90%, 1/2/02*..............    VMIG1, A-1+       8,000,000       8,000,000
    Monroe County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Scherer Proj.), Ser. 1997-1, 1.90%,
      1/2/02*...............................................    VMIG-1, A-1       3,000,000       3,000,000
    Rockdale County, GA Health Fac. Auth. Rev. Bonds
      (Georgia Hosp. Proj.), LOC SunTrust Bank, Ser. 1994,
      1.65%, 1/2/02*........................................    VMIG-1, N/R       4,765,000       4,765,000
                                                                                               ------------
                                                                                                 75,340,000
                                                                                               ------------
 HAWAII -- 0.9%
    State of Hawaii Gen. Oblig. Rev. Bonds, FGIC Insured,
      Ser. 1997, 6.25%, 3/1/02..............................      Aaa, AAA        2,000,000       2,009,075
    State of Hawaii Gen. Oblig. Rev. Bonds, FGIC Insured,
      Ser. 1997, 5.00%, 10/1/02.............................      Aaa, AAA        3,500,000       3,579,787
                                                                                               ------------
                                                                                                  5,588,862
                                                                                               ------------
 ILLINOIS -- 13.7%
    City of Chicago, IL Gas Supply Ref. Bonds (The Peoples
      Gas Light & Coke Co. Proj.), Ser. 2000B, 2.00%,
      4/4/02................................................    VMIG1, A-1+      14,500,000      14,500,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB&T, Ser. 1997, 1.70%,
      1/3/02*...............................................     N/R, A-1+        2,610,000       2,610,000
    Illinois Dev. Fin. Auth. Poll. Cntrl. Rev. Ref. Bonds
      (YMCA Met Chicago Proj.), LOC Harris Trust & Savings
      Bank, 1.90%, 1/2/02*..................................     N/R, A-1+        2,400,000       2,400,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), Ser. 1999, 1.70%, 1/2/02*.....................     N/R, A-1+       13,400,000      13,400,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), Ser. 1998, 1.75%, 1/2/02*....     N/R, A-1+      $10,100,000    $ 10,100,000
    Illinois Educ. Fac. Auth. Rev. Bonds (DePaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.65%,
      1/2/02*...............................................    VMIG-1, A-1+     11,000,000      11,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998, 1.70%, 1/2/02*.....................    VMIG-1, A-1+      1,800,000       1,800,000
    Illinois Health Fac. Auth. Commercial Paper Rev. Notes
      (Pooled financing Prog.), 1.40%, 2/11/02..............      NR, A-1+        2,979,000       2,979,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.90%, 1/2/02*......    VMIG-1, A-1+     10,100,000      10,100,000
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      NA, Ser. 1989, 1.70%, 1/2/02*.........................    VMIG-1, N/R      11,900,000      11,900,000
                                                                                               ------------
                                                                                                 80,789,000
                                                                                               ------------
 INDIANA -- 0.7%
    Sullivan, IN Poll. Cntrl. Rev. Bonds (Hoosier Energy
      Rural Electric Co-op, Inc.), National Rural Utilities
      CFC Gtd, Ser. 1985 L-4, 1.55%, 2/11/02................     P-1, A-1+        4,300,000       4,300,000
                                                                                               ------------
 KANSAS -- 2.9%
    City of Burlington, KS Corp. Rev. Bonds (Kansas Electric
      Power Co-op Inc.), National Rural Utilities CFC Gtd,
      Ser. 1985 C-1, 1.50%, 1/24/02.........................     P-1, A-1+        5,800,000       5,800,000
    City of Burlington, KS Corp. Rev. Bonds (Kansas Electric
      Power Co-op Inc.), National Rural Utilities CFC Gtd,
      Ser. 1985 C-1, 1.35%, 2/13/02.........................      P-1, A-1        5,965,000       5,965,000
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.70%, 1/2/02*........................................      P-1, A-1        5,000,000       5,000,000
                                                                                               ------------
                                                                                                 16,765,000
                                                                                               ------------
 LOUISIANA -- 1.6%
    Parish of East Baton Rouge, LA Poll. Cntrl. Rev. Ref.
      Bonds (Exxon Corp. Proj.), 1.90%, 1/2/02*.............     P-1, A-1+        4,730,000       4,730,000
    West Baton Rouge, LA Ind. Dist. #3 Rev. Bonds (Dow
      Chemical Co. Proj.), Ser. 1994B, 1.90%, 1/2/02*.......      P-1, A-1        4,800,000       4,800,000
                                                                                               ------------
                                                                                                  9,530,000
                                                                                               ------------
 MARYLAND -- 6.0%
    Baltimore County, MD Poll. Cntrl. Rev. Bonds (Baltimore
      Gas & Electric Proj.), Ser. 1994, 2.00%, 3/15/02......     VMIG1, A-1      17,500,000      17,500,000
    Maryland Health & Higher Educ. Fac. Auth. Rev. Bonds
      (John Hopkins Univ. Proj.), Ser. A, 1.65%, 1/10/02....     P-1, A-1+       15,575,000      15,575,000
    Montgomery County, MD Consolidated Commercial Paper,
      2.00%, 2/11/02........................................     P-1, A-1+        2,500,000       2,500,000
                                                                                               ------------
                                                                                                 35,575,000
                                                                                               ------------
 MASSACHUSETTS -- 0.9%
    Massachusetts State Water Resources Auth. General Rev.
      Bonds, Ser. A, Prerefunded 5.50%, 7/15/02.............      Aaa, AAA        5,220,000       5,318,217
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
 MICHIGAN -- 1.7%
    Michigan Strategic Fund Ltd. Oblig. Ref. Rev. Bonds
      (Consumers Power Co. Proj.), 1.90%, 1/2/02*...........    VMIG-1, A-1+    $ 2,300,000    $  2,300,000
    Michigan Strategic Fund Poll. Cntrl. Rev. VRDB (The Dow
      Chemical Company Proj.), Ser. 1986, 1.50%, 2/12/02....      P-1, N/R        8,000,000       8,000,000
                                                                                               ------------
                                                                                                 10,300,000
                                                                                               ------------
 MINNESOTA -- 2.0%
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 88E, 2.00%,
      1/16/02...............................................      NA, A-1+       11,570,000      11,570,000
                                                                                               ------------
 MISSISSIPPI -- 1.2%
    Claiborne County, MS Poll. Cntrl. Rev. Bonds (Southern
      Mississippi Elec. Power Assoc. Proj.), National Rural
      Utilities CFC Gtd, Ser. 1985G-1, 1.55%, 1/25/02.......     P-1, A-1+        7,000,000       7,000,000
                                                                                               ------------
 NEBRASKA -- 4.4%
    Omaha Public Power Dist., Nebraska (Commercial Paper
      Notes), 2.00%, 1/11/02................................     P-1, A-1+        6,000,000       6,000,000
    Omaha Public Power Dist., Nebraska (Commercial Paper
      Notes), 1.70%, 1/18/02................................     P-1, A-1+       20,000,000      20,000,000
                                                                                               ------------
                                                                                                 26,000,000
                                                                                               ------------
 NEW JERSEY -- 0.3%
    State of New Jersey Tax & Rev. Ant. Notes, Ser. C,
      3.00%, 6/14/02........................................      AA1, AA+        2,000,000       2,010,184
                                                                                               ------------
 NEW YORK -- 2.6%
    New York, NY Rev. Ant. Notes, Ser. A, 3.00%, 4/12/02....    MIG-1, SP-1+     15,000,000      15,042,713
                                                                                               ------------
 NORTH CAROLINA -- 5.1%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC Banque Nationale de
      Paris, Ser. 1985, 1.88%, 1/3/02*......................      AA3, N/R        5,000,000       5,000,000
    North Carolina Educ. Fac. Fin. Agency Rev. Bonds (Duke
      Univ. Proj.), Ser. 1991B, 1.70%, 1/3/02*..............    VMIG1, A-1+       2,300,000       2,300,000
    North Carolina Educ. Fac. Fin. Agency Rev. Bonds (Duke
      Univ. Proj.), Ser. 1992A, 1.70%, 1/3/02*..............    VMIG1, A-1+      11,600,000      11,600,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1985D, 1.70%,
      1/3/02*...............................................    VMIG-1, A-1+      1,000,000       1,000,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1993A, 1.70%,
      1/3/02*...............................................    VMIG-1, A-1+     10,000,000      10,000,000
                                                                                               ------------
                                                                                                 29,900,000
                                                                                               ------------
 OHIO -- 2.5%
    Lorain County, OH Hosp. Fac. Auth. Rev. Bonds (Catholic
      Healthcare Partners Proj.), Ser. 1997A, 2.15%,
      2/12/02...............................................     VMIG1, A-1      15,000,000      15,000,000
                                                                                               ------------
 PENNSYLVANIA -- 6.1%
    Allegheny County, PA Gen. Oblig. Rev. Bonds, FGIC
      Insured, Ser. C-45, 5.25%, 10/1/02....................      Aaa, AAA        2,400,000       2,458,205
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.60%, 1/2/02*........................................    VMIG-1, A-1+      4,200,000       4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. 1989H, 1.65%, 1/2/02*............................     N/R, A-1+        8,900,000       8,900,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. G2, 1.70%, 1/2/02*...............................     N/R, A-1+      $ 1,200,000    $  1,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bonds
      Pool Prog.) Ser. A-9, 1.65%, 1/2/02*..................      NR, A-1         1,500,000       1,500,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. 1989B, 1.65%, 1/2/02*............................     N/R, A-1+        5,000,000       5,000,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.70%, 1/2/02*....................     N/R, A-1+        3,000,000       3,000,000
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Univ. of Pennsylvania Health Services Proj.), Ser.
      1998B, 1.60%, 1/2/02*.................................    VMIG1, A-1+       7,170,000       7,170,000
    Philadelphia, PA Hosp. and Higher Educ. Fac. Auth. Rev.
      Bonds (Childrens Hosp. of Phila. Proj.), Ser. 1992-B,
      1.90%, 1/2/02*........................................    VMIG1, A-1+       2,300,000       2,300,000
                                                                                               ------------
                                                                                                 35,728,205
                                                                                               ------------
 SOUTH CAROLINA -- 0.7%
    Piedmont Municipal Power Agency Electric Rev. Bds., MBIA
      Insured/SBPA Credit Suisse, Ser. 97B, 1.55%,
      1/2/02*...............................................    VMIG-1, A-1+      3,900,000       3,900,000
                                                                                               ------------
 TENNESSEE -- 2.4%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Pooled
      Financing Murfreesboro Proj.), LOC Bank of America,
      NA, 1.60%, 1/3/02*....................................    VMIG-1, N/R       9,065,000       9,065,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.60%, 1/3/02*..................................     N/R, A-1+        1,505,000       1,505,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.60%, 1/3/02*..................................     N/R, A-1+        3,545,000       3,545,000
                                                                                               ------------
                                                                                                 14,115,000
                                                                                               ------------
 TEXAS -- 15.2%
    Angelina & Neches River Auth., TX Ind. Dev. Corp. Solid
      Waste Disposal Fac. Rev. Bonds, (TEEC, Inc. Proj.),
      LOC Bank of America, NA, Ser. 1984D, 1.95%, 1/2/02*...      P-1, N/R        3,200,000       3,200,000
    Bexar County, TX Housing Fin. Corp. Multifamily Housing
      Ref. Rev. Bonds (Almonte Apartments Proj.), FNMA Gtd,
      1.60%, 1/2/02*........................................     N/R, A-1+       14,500,000      14,500,000
    Brazos River Harbor Navigation Dist., TX Poll. Cntrl.
      Rev. Bonds (Dow Chemical Co. Proj.), Ser. 1990, 2.05%,
      1/16/02...............................................      P-1, NA         4,350,000       4,350,000
    Brazos River Harbor Navigation Dist., TX Poll. Cntrl.
      Rev. Bonds (Dow Chemical Co. Proj.), Ser. 1986, 1.65%,
      2/11/02...............................................      P-1, N/R        5,300,000       5,300,000
    Brazos River Harbor Navigation Dist., TX Poll. Cntrl.
      Rev. Bonds (Dow Chemical Co. Proj.), Ser. 1990, 1.70%,
      1/16/02...............................................      P-1, N-R        3,000,000       3,000,000
    City of San Antonio, TX Electric & Gas Sys. TECP, 1.30%,
      2/28/02...............................................     P-1, A-1+        6,500,000       6,500,000
    City of San Antonio, TX Sales Tax TECP Notes, Ser. A,
      1.70%, 1/17/02........................................     P-1, A-1+       15,000,000      15,000,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. G, 1.55%, 2/11/02................................     P-1, A-1+       10,000,000      10,000,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Rev.
      Bonds (Methodist Hosp. Proj.), 1.90%, 1/2/02*.........     N/R, A-1+        5,350,000       5,350,000
    Harris County, TX Ind. Dev. Corp. Poll. Cntrl. Rev.
      Bonds (Exxon Proj.), Ser. B, 1.90%, 1/2/02*...........     N/R, A-1+        2,300,000       2,300,000
    State of Texas Tax & Rev. Ant. Notes, 3.75%, 8/29/02....    MIG-1, SP-1+     20,000,000      20,160,348
                                                                                               ------------
                                                                                                 89,660,348
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
 WASHINGTON -- 1.7%
    Port of Anacortes, WA Ind. Dev. Corp. Ref. Bonds (Texaco
      Proj.), Ser. 1995, 1.75%, 2/6/02......................      P-1, A-1      $ 5,690,000    $  5,690,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC
      Banque Nationale de Paris, 1.60%, 1/2/02*.............    VMIG-1, N/R       4,300,000       4,300,000
                                                                                               ------------
                                                                                                  9,990,000
                                                                                               ------------
 WISCONSIN -- 3.3%
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 2.10%, 1/15/02................................     P-1, A-1+        9,855,000       9,855,000
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A, 1.45%, 2/8/02.................................     P-1, A-1+        9,871,000       9,871,000
                                                                                               ------------
                                                                                                 19,726,000
                                                                                               ------------
   TOTAL MUNICIPAL BONDS (COST $587,433,529)...............................................
                                                                                                587,433,529
                                                                                               ------------
TOTAL INVESTMENTS (Cost $587,433,529)+ -- 99.7%............................................
                                                                                                587,433,529
OTHER ASSETS AND LIABILITIES, NET -- 0.3%..................................................
                                                                                                  1,487,770
                                                                                               ------------
NET ASSETS -- 100.0%.......................................................................
                                                                                               $588,921,299
                                                                                               ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2001. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ Cost for federal income tax purposes.
(1)
  Although certain securities are not rated (N/R) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities.
LOC - Letter of Credit
SBPA - Stand-by Bond Purchase Agreement
TECP - Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                                Prime             U.S.
                                                             Money Market      Government      Tax-Exempt
                                                                Series           Series          Series
                                                            --------------   --------------   ------------
ASSETS:
Investment in securities, at value*.......................  $2,629,434,927   $1,425,026,305   $587,433,529
Cash......................................................              21               29        108,556
Interest receivable.......................................      11,600,999        4,526,028      1,657,220
                                                            --------------   --------------   ------------
Total assets..............................................   2,641,035,947    1,429,552,362    589,199,305
                                                            --------------   --------------   ------------
LIABILITIES:
Payable for investments purchased.........................              --       40,000,000             --
Accrued advisory fee......................................       1,032,876          586,555        251,990
Other accrued expenses....................................          61,401           22,476         26,016
                                                            --------------   --------------   ------------
Total liabilities.........................................       1,094,277       40,609,031        278,006
                                                            --------------   --------------   ------------
NET ASSETS................................................  $2,639,941,670   $1,388,943,331   $588,921,299
                                                            ==============   ==============   ============
* Investments at cost.....................................  $2,629,434,927   $1,425,026,305   $587,433,529

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                                 Series        Series        Series
                                                              ------------   -----------   ----------
INVESTMENT INCOME...........................................  $43,972,985    $18,818,054   $6,622,309
                                                              -----------    -----------   ----------
EXPENSES:
  Advisory fees.............................................    5,687,861      2,807,979    1,400,469
  Administration and accounting fees........................      282,932        136,420       74,801
  Trustees' fees............................................        1,213          1,230        1,230
  Professional fees.........................................       26,026         16,564       10,311
  Other.....................................................       13,053         49,971       11,641
                                                              -----------    -----------   ----------
    Total expenses..........................................    6,011,085      3,012,164    1,498,452
                                                              -----------    -----------   ----------
  Net investment income.....................................   37,961,900     15,805,890    5,123,857
                                                              -----------    -----------   ----------
NET REALIZED GAIN ON INVESTMENTS............................        9,681             --          918
                                                              -----------    -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $37,971,581    $15,805,890   $5,124,775
                                                              ===========    ===========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                               Prime             U.S.
                                                           Money Market       Government       Tax-Exempt
                                                              Series            Series           Series
                                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................  $    37,961,900   $    15,805,890   $   5,123,857
  Net realized gain on investments......................            9,681                --             918
                                                          ---------------   ---------------   -------------
Net increase in net assets resulting from operations....       37,971,581        15,805,890       5,124,775
                                                          ---------------   ---------------   -------------
Transactions in beneficial interest:
  Contributions.........................................    3,817,068,192     2,623,588,025     758,579,505
  Withdrawals...........................................   (3,762,023,240)   (2,470,458,163)   (650,616,896)
                                                          ---------------   ---------------   -------------
Net increase in net assets from transactions in
  beneficial interest...................................       55,044,952       153,129,862     107,962,609
                                                          ---------------   ---------------   -------------
Total increase in net assets............................       93,016,533       168,935,752     113,087,384
NET ASSETS:
  Beginning of period...................................    2,546,925,137     1,220,007,579     475,833,915
                                                          ---------------   ---------------   -------------
  End of period.........................................  $ 2,639,941,670   $ 1,388,943,331   $ 588,921,299
                                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                              Prime             U.S.
                                                          Money Market       Government        Tax-Exempt
                                                             Series            Series            Series
                                                         ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................  $   133,842,413   $    50,714,707   $    16,972,795
  Net realized gain on investments.....................           91,466            65,213                --
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from operations...      133,933,879        50,779,920        16,972,795
                                                         ---------------   ---------------   ---------------
Transactions in beneficial interest:
  Contributions........................................    9,825,885,047     4,097,560,166     1,462,854,493
  Withdrawals..........................................   (9,488,628,409)   (3,697,476,366)   (1,488,614,133)
                                                         ---------------   ---------------   ---------------
Net increase (decrease) in net assets from transactions
  in beneficial interest...............................      337,256,638       400,083,800       (25,759,640)
                                                         ---------------   ---------------   ---------------
Total increase (decrease) in net assets................      471,190,517       450,863,720        (8,786,845)
NET ASSETS:
  Beginning of year....................................    2,075,734,620       769,143,859       484,620,760
                                                         ---------------   ---------------   ---------------
  End of year..........................................  $ 2,546,925,137   $ 1,220,007,579   $   475,833,915
                                                         ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the"1940 Act") is an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

  Approximately, 75% of the investments by the Tax-Exempt Series on December 31, 2001, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, provides investment advisory services to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

  PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                    For the Six-Month                           For the Period
                                                      Period Ended      For the Fiscal Year   November 1, 1999(1)
                                                    December 31, 2001          Ended                through
                                                       (Unaudited)         June 30, 2001         June 30, 2000
                                                    -----------------   -------------------   -------------------
  PRIME MONEY MARKET SERIES
    Total Return..................................         1.46%**             5.70%                 3.75%**
    Ratios to Average Net Assets:
       Expenses...................................         0.45%*              0.45%                 0.46%*
       Net investment income......................         2.84%*              5.51%                 5.63%*
  U.S. GOVERNMENT SERIES
    Total Return..................................         1.38%**             5.66%                 3.61%**
    Ratios to Average Net Assets:
       Expenses...................................         0.50%*              0.49%                 0.50%*
       Net investment income......................         2.61%*              5.24%                 5.42%*
  TAX-EXEMPT SERIES
    Total Return..................................         0.87%**             3.42%                 2.30%**
    Ratios to Average Net Assets:
       Expenses...................................         0.50%*              0.50%                 0.50%*
       Net investment income......................         1.72%*              3.33%                 3.45%*

*  Annualized.
** Not annualized.
(1)Commencement of operations.

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Investor Shares.

WMMPI-SEMI-12/01

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
INVESTOR SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                  SEMI-ANNUAL
                               December 31, 2001

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     While the economic statistics are not yet finalized, it appears that last year was the worst in 20 years or more in terms of economic growth, employment and total production. The third quarter produced the first quarterly decline in a decade and the fourth quarter probably followed suit. Total employment fell by 1 million and industrial production fell in 11 of the 12 months of the year. In fact, industrial production had a streak of declines unrivaled since the Great Depression. Not surprisingly, corporate profits came under extreme pressure and fell 18.5% for the year through September 2001, and probably will show a 25% decline when full year data is completed. This would make 2001 the worst year for corporate profits since 1991 and the second worst year in the Post WWII era.

     Inflation news throughout the year was generally positive. The Consumer Price Index was helped by declining energy prices and produced a modest 1.6% rise for the full year. The low level of inflation and weak economic conditions allowed the Federal Reserve (the "Fed") to reduce interest rates a record number of times and a record amount. By year-end 2001, Treasury Bill rates were below 2% compared with nearly 6% one year earlier. Long-term Treasury Bond rates fell as well, but by far less. Ten-year Treasury Bond yields fell by only .06% in 2001 and ended the year at just over 5%.

     The prospects for 2002 at this juncture look a great deal better than what we experienced in 2001. The Fed's actions to lower interest rates, along with the modest tax refund that consumers received late last year, is already producing dividends. Motor vehicle sales in 2001 were the second highest on record and record mortgage refinancings are putting extra income into consumers' pockets. Furthermore, consumer confidence levels have been erratically improving since their September lows. Tempering overall enthusiasm, however, is the reality of ongoing layoffs in many sectors and a debt level that is near record highs relative to income. Nevertheless, total disposable income grew by 4% over the last year despite the declines in total employment and, with confidence on the rise, spending can't be too far behind. Our expectation is that consumer spending this year will grow about as much as it did in 2001, or by 2%. The pattern of growth is likely to be the mirror-image of 2001 as growth starts more slowly but rises throughout the year.

Outlook

     Last year, the Fed's focus was uniformly on economic growth. This year, the focus is likely to be less clear. The substantial growth in liquidity and money supply that was necessary to move the economy forward will probably change the Fed's focus as the year progresses. This passage of time will increase the role inflation plays on both Fed policy and the bond market. The Fed is not likely to raise rates until both an economic recovery is well established and inflation concerns begin to develop. Without the threat of higher prices, the Fed will be willing to keep rates low as they did in the '92-'94 period.

------------------------
Past performance is not indicative of future results. An investment in the Portfolios is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that any of the Portfolios will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   PRESIDENT'S MESSAGE -- continued

INVESTMENT RESULTS

     For the six-month period ended December 31, 2001, the Wilmington Prime Money Market Portfolio paid shareholders dividends of $0.01 per share, the Wilmington U.S. Government Portfolio paid shareholders dividends of $0.01 per share and the Wilmington Tax-Exempt Portfolio paid shareholders dividends of $0.01 per share. Based on each Portfolio's net asset value of $1.00 per share, these dividends represented a return of 1.31%, 1.23% and 0.73%, respectively. A comparison of each Portfolio's performance versus its respective benchmark is presented below:

                                                        For the Six-Month
                                                          Period Ended
                                                        December 31, 2001
                                                        -----------------
WILMINGTON PRIME MONEY MARKET PORTFOLIO                       1.31%
Lipper Money Market Funds                                     1.19%
WILMINGTON U.S. GOVERNMENT PORTFOLIO                          1.23%
Lipper U.S. Government Money Market Funds                     1.22%
WILMINGTON TAX-EXEMPT PORTFOLIO                               0.73%
Lipper Tax-Exempt Money Market Funds                          0.80%

     We invite your comments and questions and thank you for your investment in the Wilmington Money Market Portfolios - Service Shares. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         [/s/Robert J. Christian]

                                         Robert J. Christian
February 15, 2002                        President

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                            Prime             U.S.
                                                         Money Market      Government      Tax-Exempt
                                                          Portfolio        Portfolio       Portfolio
                                                        --------------   --------------   ------------
ASSETS:
Investment in Series, at value........................  $2,639,940,558   $1,388,942,219   $588,920,229
Other assets..........................................          68,061           31,656         16,146
                                                        --------------   --------------   ------------
Total assets..........................................   2,640,008,619    1,388,973,875    588,936,375
                                                        --------------   --------------   ------------
LIABILITIES:
Dividends payable.....................................       4,024,512        1,790,295        477,854
Accrued expenses......................................         660,081          302,042        133,969
                                                        --------------   --------------   ------------
Total liabilities.....................................       4,684,593        2,092,337        611,823
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,635,324,026   $1,386,881,538   $588,324,552
                                                        ==============   ==============   ============
NET ASSETS CONSIST OF:
Paid-in capital.......................................  $2,635,246,391   $1,386,811,165   $588,325,294
Accumulated net realized gain (loss) on investments...          77,635           70,373           (742)
                                                        --------------   --------------   ------------
NET ASSETS............................................  $2,635,324,026   $1,386,881,538   $588,324,552
                                                        ==============   ==============   ============
NET ASSETS BY SHARE CLASS:
  Investor Shares.....................................  $   85,191,488   $   28,655,921   $ 10,896,104
  Service Shares......................................   2,550,132,538    1,358,225,617    577,428,448
                                                        --------------   --------------   ------------
                                                        $2,635,324,026   $1,386,881,538   $588,324,552
                                                        ==============   ==============   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  ($0.01 par value, unlimited authorized shares):
  Investor Shares.....................................      85,123,319       28,596,212     10,904,366
  Service Shares......................................   2,550,123,072    1,358,214,953    577,427,611
NET ASSET VALUE, offering and redemption price per
  share
  Investor Shares.....................................           $1.00            $1.00          $1.00
  Service Shares......................................           $1.00            $1.00          $1.00

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                              Prime           U.S.
                                                           Money Market    Government     Tax-Exempt
                                                            Portfolio       Portfolio      Portfolio
                                                           ------------    -----------    -----------
INVESTMENT INCOME:
  Investment income from Series..........................  $43,972,967     $18,818,037    $ 6,621,598
  Expenses from Series...................................   (6,011,082)     (3,012,163)    (1,498,450)
                                                           -----------     -----------    -----------
    Net investment income from Series....................   37,961,885      15,805,874      5,123,148
                                                           -----------     -----------    -----------
EXPENSES:
  Transfer agent fees....................................       22,278          13,423          9,968
  Trustees' fees.........................................        3,287           3,301          3,291
  Distribution fees -- Investor Shares...................           --           6,453          2,166
  Shareholder service fees -- Service Shares.............    3,197,838       1,444,585        698,406
  Reports to shareholders................................       31,917          22,853          7,266
  Registration fees......................................       61,733           7,775         17,451
  Professional fees......................................      109,659          23,738         12,847
  Other..................................................       37,251          18,344          8,939
                                                           -----------     -----------    -----------
    Total expenses.......................................    3,463,963       1,540,472        760,334
                                                           -----------     -----------    -----------
  Net investment income..................................   34,497,922      14,265,402      4,362,814
                                                           -----------     -----------    -----------
NET REALIZED GAIN ON INVESTMENTS.........................        9,681              --            918
                                                           -----------     -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $34,507,603     $14,265,402    $ 4,363,732
                                                           ===========     ===========    ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                           Prime             U.S.
                                                       Money Market       Government       Tax-Exempt
                                                         Portfolio         Portfolio        Portfolio
                                                      ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................  $    34,497,922   $    14,265,402   $   4,362,814
  Net realized gain on investments..................            9,681                --             918
                                                      ---------------   ---------------   -------------
Net increase in net assets resulting from
  operations........................................       34,507,603        14,265,402       4,363,732
                                                      ---------------   ---------------   -------------
Distributions to shareholders from net investment
  income............................................      (34,497,922)      (14,265,402)     (4,362,814)
                                                      ---------------   ---------------   -------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares......      477,903,143       154,176,191     237,787,985
  Proceeds from shares sold -- Service Shares.......    3,339,165,049     2,469,411,834     520,791,520
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares.................................          667,625            95,168          27,200
    Service Shares..................................        1,726,065           146,932          59,406
  Cost of shares redeemed -- Investor Shares........     (776,263,466)     (220,939,124)   (292,056,798)
  Cost of shares redeemed -- Service Shares.........   (2,946,174,973)   (2,232,108,727)   (353,073,683)
                                                      ---------------   ---------------   -------------
Net increase in net assets from Portfolio share
  transactions......................................       97,023,443       170,782,274     113,535,630
                                                      ---------------   ---------------   -------------
Total increase in net assets........................       97,033,124       170,782,274     113,536,548
NET ASSETS:
  Beginning of period...............................    2,538,290,902     1,216,099,264     474,788,004
                                                      ---------------   ---------------   -------------
  End of period.....................................  $ 2,635,324,026   $ 1,386,881,538   $ 588,324,552
                                                      ===============   ===============   =============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                        Shares            Shares          Shares
                                                      ---------------   ---------------   -------------
  Shares sold -- Investor Shares....................      477,903,143       154,176,191     237,787,985
  Shares sold -- Service Shares.....................    3,339,165,049     2,469,411,834     520,791,520
  Shares issued on reinvestment of distributions:
    Investor Shares.................................          667,625            95,168          27,200
    Service Shares..................................        1,726,065           146,932          59,406
  Shares redeemed -- Investor Shares................     (776,263,466)     (220,939,124)   (292,056,798)
  Shares redeemed -- Service Shares.................   (2,946,174,973)   (2,232,108,727)   (353,073,683)
                                                      ---------------   ---------------   -------------
  Net increase in shares............................       97,023,443       170,782,274     113,535,630
                                                      ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                          Prime             U.S.
                                                      Money Market       Government        Tax-Exempt
                                                        Portfolio         Portfolio         Portfolio
                                                     ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income............................  $   132,374,504   $    49,736,591   $    16,760,482
  Net realized gain on investments.................           91,466            65,213                --
                                                     ---------------   ---------------   ---------------
Net increase in net assets resulting from
  operations.......................................      132,465,970        49,801,804        16,760,482
                                                     ---------------   ---------------   ---------------
Distributions to shareholders from net investment
  income...........................................     (132,374,504)      (49,736,591)      (16,760,482)
                                                     ---------------   ---------------   ---------------
Portfolio share transactions(a):
  Proceeds from shares sold -- Investor Shares.....    5,818,404,564     2,238,404,646       922,188,838
  Proceeds from shares sold -- Service Shares......    4,007,480,483     1,859,155,520       540,665,655
  Cost of shares issued on reinvestment of
    distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Cost of shares redeemed -- Investor Shares.......   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Cost of shares redeemed -- Service Shares........   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
Net increase (decrease) in net assets from
  Portfolio share transactions.....................      474,181,253       450,913,401        (8,303,804)
                                                     ---------------   ---------------   ---------------
Total increase (decrease) in net assets............      474,272,719       450,978,614        (8,303,804)
NET ASSETS:
  Beginning of year................................    2,064,018,183       765,120,650       483,091,808
                                                     ---------------   ---------------   ---------------
  End of year......................................  $ 2,538,290,902   $ 1,216,099,264   $   474,788,004
                                                     ===============   ===============   ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                       Shares            Shares            Shares
                                                     ---------------   ---------------   ---------------
  Shares sold -- Investor Shares...................    5,818,404,564     2,238,404,646       922,188,838
  Shares sold -- Service Shares....................    4,007,480,483     1,859,155,520       540,665,655
  Shares issued on reinvestment of distributions:
    Investor Shares................................        9,407,179         1,489,604           403,396
  Shares redeemed -- Investor Shares...............   (7,509,037,421)   (2,909,745,763)   (1,340,546,406)
  Shares redeemed -- Service Shares................   (1,852,073,552)     (738,390,606)     (131,015,287)
                                                     ---------------   ---------------   ---------------
  Net increase (decrease) in shares................      474,181,253       450,913,401        (8,303,804)
                                                     ===============   ===============   ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                For the
                                                               Six-Month
                                                              Period Ended    For the Period
                                                              December 31,   April 2, 2001(2)
                                                                  2001           through
                                                              (Unaudited)     June 30, 2001
PRIME MONEY MARKET PORTFOLIO -- SERVICE SHARES                ------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00       $     1.00
                                                               ----------       ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.01             0.01
                                                               ----------       ----------
DISTRIBUTIONS:
  From net investment income................................        (0.01)           (0.01)
                                                               ----------       ----------
NET ASSET VALUE -- END OF PERIOD............................   $     1.00       $     1.00
                                                               ==========       ==========
TOTAL RETURN................................................        1.31%**          1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.72%*           0.72%*
  Net investment income.....................................        2.56%*           3.97%*
Net Assets at end of period (000 omitted)...................   $2,550,133       $2,155,407

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- Prime
     Money Market Series.
(2)  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                For the
                                                               Six-Month
                                                              Period Ended    For the Period
                                                              December 31,   April 2, 2001(2)
                                                                  2001           through
                                                              (Unaudited)     June 30, 2001
U.S. GOVERNMENT PORTFOLIO -- SERVICE SHARES                   ------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................   $     1.00       $     1.00
                                                               ----------       ----------
INVESTMENT OPERATIONS:
  Net investment income.....................................         0.01             0.01
                                                               ----------       ----------
DISTRIBUTIONS:
  From net investment income................................        (0.01)           (0.01)
                                                               ----------       ----------
NET ASSET VALUE -- END OF PERIOD............................   $     1.00       $     1.00
                                                               ==========       ==========
TOTAL RETURN................................................        1.23%**          0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................        0.76%*           0.78%*
  Net investment income.....................................        2.34%*           3.75%*
Net Assets at end of period (000 omitted)...................   $1,358,226       $1,120,776

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust I -- U.S.
     Government Series.
(2)  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   FINANCIAL HIGHLIGHTS -- continued

                                                                For the
                                                               Six-Month
                                                              Period Ended    For the Period
                                                              December 31,   April 2, 2001(2)
                                                                  2001           through
                                                              (Unaudited)     June 30, 2001
TAX-EXEMPT PORTFOLIO -- SERVICE SHARES                        ------------   ----------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................    $   1.00         $   1.00
                                                                --------         --------
INVESTMENT OPERATIONS:
  Net investment income.....................................        0.01             0.01
                                                                --------         --------
DISTRIBUTIONS:
  From net investment income................................       (0.01)           (0.01)
                                                                --------         --------
NET ASSET VALUE -- END OF PERIOD............................    $   1.00         $   1.00
                                                                ========         ========
TOTAL RETURN................................................       0.73%**          0.64%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..................................................       0.77%*           0.79%*
  Net investment income.....................................       1.44%*           2.38%*
Net Assets at end of period (000 omitted)...................    $577,428         $409,650

*    Annualized.
**   Not annualized.
(1)  The expense and net investment income ratios include
     expenses allocated from the WT Investment Trust
     I -- Tax-Exempt Series.
(2)  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, and Wilmington Tax-Exempt Portfolio (each a "Portfolio" and collectively the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Service Shares. The Service Shares commenced operations on April 2, 2001. Information regarding the Investor Shares is included in a separate shareholder report.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, Wilmington Tax-Exempt Portfolio had net tax basis capital loss carryforwards available to offset future net capital gains of approximately $2,000, which will expire June 30, 2002.

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Portfolio's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Tax-Exempt Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually.

WILMINGTON FUNDS -- MONEY MARKET PORTFOLIOS -- SERVICE SHARES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  The Investor Shares of each Portfolio have adopted a distribution plan under Rule 12b-l that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to Investor Shares shareholders. While the Rule 12b-l Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets of the Investor Shares, the Board of Trustees limited annual payments to 0.05% of average daily net assets for the period July 1, 2001 through October 31, 2001 and 0.10% of average daily net assets thereafter.

  The Service Shares of each Portfolio have adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2001 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
CERTIFICATES OF DEPOSIT -- 74.2%
FOREIGN BANKS, FOREIGN CENTERS -- 45.3%
    Abbey National PLC, 2.08%, 02/04/02.....................    P-1, A-1+      $ 50,000,000    $   50,008,154
    ABN-Amro Bank, 2.07%, 02/28/02..........................    P-1, A-1+        50,000,000        50,000,000
    ABN-Amro Bank, 1.86%, 03/04/02..........................    P-1, A-1+        60,000,000        60,005,944
    Barclays Bank, PLC, 3.41%, 02/25/02.....................    P-1, A-1+        75,000,000        75,001,106
    Bank of Nova Scotia, 1.75%, 03/13/02....................     P-1, A-1       110,000,000       110,002,129
    Bayerische Landesbank Girozentarale, 3.46%, 02/19/02....    P-1, A-1+       110,000,000       110,001,441
    Credit Agricole Indosuez, 3.49%, 02/21/02...............    P-1, A-1+       110,000,000       110,001,501
    Dresdner Bank, 3.46%, 02/15/02..........................    P-1, A-1+       100,000,000        99,997,396
    Landesbank Hessen-Thuringen Girozentrale, 3.47%,
      02/19/02..............................................    P-1, A-1+        60,000,000        60,000,786
    Landesbank Hessen-Thuringen Girozentrale, 3.43%,
      02/25/02..............................................    P-1, A-1+        50,000,000        50,000,737
    Lloyd's Bank PLC, 2.12%, 01/07/02.......................    P-1, A-1+        60,000,000        60,001,409
    Lloyd's Bank PLC, 2.15%, 03/28/02.......................    P-1, A-1+        50,000,000        50,029,164
    Rabobank Nederland, 1.80%, 01/17/02.....................    P-1, A-1+       100,000,000       100,000,416
    Royal Bank of Scotland, 3.48%, 01/07/02.................    P-1, A-1+       110,000,000       110,000,151
    Toronto Dominion, 2.50%, 01/28/02.......................    P-1, A-1+       100,000,000       100,000,716
                                                                                               --------------
                                                                                                1,195,051,050
                                                                                               --------------
 FOREIGN BANKS, U.S. BRANCHES -- 24.7%
    Abbey National Treasury Services, 2.05%, 02/07/02.......    P-1, A-1+        40,000,000        40,001,950
    Bank of Montreal -- New York, 1.74%, 03/14/02...........    P-1, A-1+       115,000,000       114,997,741
    Bayerische Hypo-Und Vereinsbank, 1.85%, 03/07/02........     P-1, A-1        70,000,000        70,002,327
    Credit Suisse First Boston, 1.81%, 01/11/02.............    P-1, A-1+       110,000,000       110,000,000
    Deutsche Bank, 2.25%, 01/24/02..........................    P-1, A-1+       100,000,000       100,000,000
    Societe Generale, 1.75%, 02/01/02.......................    P-1, A-1+        50,000,000        50,000,000
    Societe Generale, 1.90%, 02/08/02.......................    P-1, A-1+        57,000,000        56,999,971
    Westdeutche Landesbank, 3.48%, 02/19/02.................    P-1, A-1+        35,000,000        35,000,000
    Westdeutche Landesbank, 2.10%, 03/28/02.................    P-1, A-1+        75,000,000        75,000,000
                                                                                               --------------
                                                                                                  652,001,989
                                                                                               --------------
 U.S. BANKS, U.S. BRANCHES -- 4.2%
    Chase Bank, 1.75%, 01/30/02.............................    P-1, A-1+       110,000,000       110,000,000
                                                                                               --------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $1,957,053,039).....................................     1,957,053,039
                                                                                               --------------
COMMERCIAL PAPER -- 22.8%
 AUTOMOBILES -- 1.6%
    Volkswagen of America, Inc., 1.83%, 01/14/02............     NR, A-1         41,000,000        40,974,990
                                                                                               --------------
 BANKS -- 3.8%
    Barclays U.S. Funding Corp., 2.48%, 01/25/02............     P-1, A-1        25,000,000        24,960,389
    Commerzbank, 2.30%, 01/22/02............................    P-1, A-1+        75,000,000        74,904,375
                                                                                               --------------
                                                                                                   99,864,764
                                                                                               --------------
 FINANCIAL SERVICES -- 3.9%
    Park Avenue Receivables, 2.08%, 01/22/02................     P-1, A-1       103,517,000       103,397,380
                                                                                               --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / PRIME MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal          Value
                                                                 Rating(1)        Amount          (Note 2)
                                                                -----------    ------------    --------------
 x
LEASING -- 5.2%
    International Lease Finance Corp., 1.91%, 02/08/02......     NR, A-1+      $ 29,000,000    $   28,943,071
    Vehicle Servicing Corp. of America, 2.04%, 02/13/02.....     NR, A-1+       110,000,000       109,738,200
                                                                                               --------------
                                                                                                  138,681,271
                                                                                               --------------
 SECURITIES DEALERS -- 8.3%
    Goldman Sachs, 2.49%, 01/24/02..........................    P-1, A-1+       110,000,000       109,832,617
    Salomon Smith Barney Holdings, 1.79%, 01/14/02..........     P-1, A-1       110,000,000       109,934,366
                                                                                               --------------
                                                                                                  219,766,983
                                                                                               --------------
   TOTAL COMMERCIAL PAPER (COST $602,685,388)..............................................       602,685,388
                                                                                               --------------
REPURCHASE AGREEMENTS -- 2.6%
    With UBS Paine Webber, Inc.: at 1.80%, dated 12/31/01, to be repurchased at $69,703,470 on 01/02/02, collateralized by $71,429,274 of Federal National Mortgage Association Securities with various
     coupons and maturities to 03/01/31 (Cost $69,696,500).................      69,696,500        69,696,500
                                                                                               --------------

TOTAL INVESTMENTS (Cost $2,629,434,927)+ -- 99.6%..........................................     2,629,434,927
OTHER ASSETS AND LIABILITIES, NET -- 0.4%..................................................        10,506,743
                                                                                               --------------
NET ASSETS -- 100.0%.......................................................................    $2,639,941,670
                                                                                               ==============

+    Cost for federal income tax purposes.
(1)  Although certain securities are not rated (NR) by either
     Moody's or S&P, they have been determined to be of
     comparable quality to investment grade securities by the
     investment adviser. The ratings shown are unaudited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                 Principal          Value
                                                                   Amount          (Note 2)
                                                                ------------    --------------
US AGENCY OBLIGATIONS -- 71.1%
FEDERAL FARM CREDIT BANKS DISCOUNT NOTES -- 0.9%
    Federal Farm Credit Banks Discount Notes, 4.90%,
     01/10/02...............................................    $ 12,960,000    $   12,945,888
                                                                                --------------
 FEDERAL FARM CREDIT BANKS NOTES -- 12.3%
    Federal Farm Credit Banks Notes, 1.96%, 01/02/02*.......      70,000,000        69,998,339
    Federal Farm Credit Banks Notes, 1.98%, 01/02/02*.......      52,000,000        51,990,859
    Federal Farm Credit Banks Notes, 6.63%, 02/01/02........       3,465,000         3,476,810
    Federal Farm Credit Banks Notes, 1.75%, 04/01/02........      40,000,000        40,000,000
    Federal Farm Credit Banks Notes, 2.41%, 04/01/02........       5,000,000         5,001,564
                                                                                --------------
                                                                                   170,467,572
                                                                                --------------
 FEDERAL HOME LOAN BANKS DISCOUNT NOTES -- 1.4%
    Federal Home Loan Banks Discount Notes, 2.27%,
     01/11/02...............................................       9,451,000         9,445,637
    Federal Home Loan Banks Discount Notes, 3.38%,
     01/11/02...............................................      10,000,000         9,991,550
                                                                                --------------
                                                                                    19,437,187
                                                                                --------------
 FEDERAL HOME LOAN BANKS NOTES -- 16.9%
    Federal Home Loan Banks Notes, 6.75%, 02/01/02..........      30,485,000        30,570,441
    Federal Home Loan Banks Notes, 5.00%, 02/15/02..........       5,000,000         4,999,907
    Federal Home Loan Banks Notes, 1.73%, 01/15/02*.........      50,000,000        49,998,230
    Federal Home Loan Banks Notes, 5.13%, 02/26/02..........      21,180,000        21,225,395
    Federal Home Loan Banks Notes, 1.97%, 01/07/02*.........      25,000,000        25,000,000
    Federal Home Loan Banks Notes, 4.88%, 01/22/02..........      30,000,000        30,046,853
    Federal Home Loan Banks Notes, 6.75%, 02/15/02..........      21,510,000        21,623,363
    Federal Home Loan Banks Notes, 5.77%, 03/28/02..........       6,365,000         6,416,717
    Federal Home Loan Banks Notes, 6.75%, 05/01/02..........      14,600,000        14,833,831
    Federal Home Loan Banks Notes, 6.34%, 08/20/02..........       1,500,000         1,540,407
    Federal Home Loan Banks Notes, 3.68%, 08/28/02..........       3,250,000         3,249,152
    Federal Home Loan Banks Notes, 2.10%, 12/05/02..........      15,000,000        14,997,836
    Federal Home Loan Banks Notes, 2.50%, 12/12/02..........       5,000,000         5,000,000
    Federal Home Loan Banks Notes, 2.51%, 12/12/02..........       5,000,000         5,000,000
                                                                                --------------
                                                                                   234,502,132
                                                                                --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES -- 19.8%
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.28%, 01/10/02........................................      14,228,000        14,220,791
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.19%, 01/17/02........................................      23,658,000        23,636,412
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.00%, 02/07/02........................................      25,000,000        24,950,000
    Federal Home Loan Mortgage Corporation Discount Notes,
     2.02%, 02/28/02........................................      50,000,000        49,840,083
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.89%, 02/28/02........................................      44,380,000        44,247,193
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.78%, 03/07/02........................................      19,156,000        19,095,314
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.81%, 03/07/02........................................      50,000,000        49,839,111
    Federal Home Loan Mortgage Corporation Discount Notes,
     1.74%, 03/21/02........................................      50,000,000        49,811,500
                                                                                --------------
                                                                                   275,640,404
                                                                                --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.0%
    Federal Home Loan Mortgage Corporation Notes, 5.50%,
     05/15/02...............................................      45,000,000        45,577,956
    Federal Home Loan Mortgage Corporation Notes, 2.21%,
     11/26/02...............................................      10,000,000        10,000,000
                                                                                --------------
                                                                                    55,577,956
                                                                                --------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / U.S. GOVERNMENT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                 Principal          Value
                                                                   Amount          (Note 2)
                                                                ------------    --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES -- 10.5%
    Federal National Mortgage Association Discount Notes,
     3.48%, 01/10/02........................................    $ 25,000,000    $   24,980,667
    Federal National Mortgage Association Discount Notes,
     2.19%, 01/17/02........................................      24,414,000        24,391,722
    Federal National Mortgage Association Discount Notes,
     3.48%, 01/24/02........................................      15,000,000        14,968,100
    Federal National Mortgage Association Discount Notes,
     3.90%, 01/25/02........................................       6,549,000         6,532,682
    Federal National Mortgage Association Discount Notes,
     2.01%, 03/18/02........................................      25,054,000        24,949,086
    Federal National Mortgage Association Discount Notes,
     2.03%, 05/23/02........................................      25,000,000        24,801,229
    Federal National Mortgage Association Discount Notes,
     1.82%, 06/13/02........................................      25,000,000        24,795,250
                                                                                --------------
                                                                                   145,418,736
                                                                                --------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 3.9%
    Federal National Mortgage Association Notes, 6.63%,
     01/15/02...............................................       9,250,000         9,264,849
    Federal National Mortgage Association Notes, 6.38%,
     01/16/02...............................................      14,750,000        14,766,106
    Federal National Mortgage Association Notes, 1.81%,
     01/29/02*..............................................      30,000,000        29,992,497
                                                                                --------------
                                                                                    54,023,452
                                                                                --------------
 STUDENT LOAN MARKETING ASSOCIATION NOTES -- 1.4%
    Student Loan Marketing Association Notes, 2.22%,
     01/02/02*..............................................      10,000,000         9,999,149
    Student Loan Marketing Association Notes, 2.25%,
     01/02/02*..............................................      10,000,000         9,999,029
                                                                                --------------
                                                                                    19,998,178
                                                                                --------------
   TOTAL US AGENCY OBLIGATIONS (COST $988,011,505)..........................       988,011,505
                                                                                --------------
REPURCHASE AGREEMENTS -- 31.5%
    With CS First Boston, Inc.: at 1.80%, dated 12/31/01, to
     be repurchased at $180,032,801 on 01/02/02,
     collateralized by $182,400,666 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 05/15/11.............................     180,014,800       180,014,800
    With UBS Paine Webber, Inc.: at 1.80%, dated 12/31/01,
     to be repurchased at $257,025,700 on 01/02/02,
     collateralized by $263,299,313 of Federal National
     Mortgage Association Securities with various coupons
     and maturities to 11/01/31.............................     257,000,000       257,000,000
                                                                                --------------
   TOTAL REPURCHASE AGREEMENTS (COST $437,014,800)..........................       437,014,800
                                                                                --------------
TOTAL INVESTMENTS (Cost $1,425,026,305)+ -- 102.6%..........................     1,425,026,305
OTHER ASSETS AND LIABILITIES, NET -- (2.6)%.................................       (36,082,974)
                                                                                --------------
NET ASSETS -- 100.0%........................................................    $1,388,943,331
                                                                                ==============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2001. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+ Cost for federal income tax purposes.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
MUNICIPAL BONDS -- 99.7%
ALABAMA -- 0.7%
    Alabama Housing Fin. Auth. Rev. Bonds (Rime Village
      Hoover Proj.), FNMA Gtd., Ser. 1996-A, 1.65%,
      1/2/02*...............................................     N/R, A-1+      $ 4,200,000    $  4,200,000
                                                                                               ------------
 ALASKA -- 3.0%
    Valdez, AK Marine Terminal Rev. Bonds (ARCO Trans.
      Alaska, Inc. Proj.), Ser. 1994B, 1.65%, 1/2/02*.......    VMIG-1, A-1       2,400,000       2,400,000
    Valdez, AK Marine Terminal Rev. Bonds (ARCO Trans.
      Alaska, Inc. Proj.), Ser. 1994A, 1.95%, 1/11/02.......     VMIG1, A-1      15,000,000      15,000,000
                                                                                               ------------
                                                                                                 17,400,000
                                                                                               ------------
 CALIFORNIA -- 0.8%
    California Higher Educ. Loan Auth. Student Loan Rev.
      Senior Lien Bonds Ser. A, 3.15%, 4/1/02...............     VMIG1, N/R       2,500,000       2,500,000
    Los Angeles Regional Airports Imp. Corp. Lease Rev.
      Bonds (American Airlines), LOC Bayerische Landesbank
      Girozentrale, Ser. 1984 B, 1.85%, 1/2/02*.............      P-1, N/R        1,900,000       1,900,000
                                                                                               ------------
                                                                                                  4,400,000
                                                                                               ------------
 CONNECTICUT -- 1.9%
    Connecticut Health & Educ. Fac. Auth. Rev. Bonds (Yale
      Univ. Proj.), Ser. S, 1.35%, 2/6/02...................    VMIG1, A-1+       7,500,000       7,500,000
    Connecticut Health & Educ. Fac. Auth. Rev. Bonds (Yale
      Univ. Proj.), Ser. T-1, 1.80%, 1/2/02*................    VMIG-1, A-1+      3,500,000       3,500,000
                                                                                               ------------
                                                                                                 11,000,000
                                                                                               ------------
 FLORIDA -- 4.6%
    City of Jacksonville, FL Poll. Cntrl. Ref. Rev. Bonds
      (Florida Power & Light Co. Proj.), Ser. 1992, 2.05%,
      1/11/02...............................................     P-1, A-1+        6,150,000       6,150,000
    Jacksonville, FL Electric Auth. Electric Sys. TECP, Ser.
      C-1, 2.55%, 2/8/02....................................     P-1, A-1+        6,500,000       6,500,000
    Jacksonville, FL Electric Auth. Ref. Rev. Variable Rate
      Electric System Subordinated Rev. Bonds, Ser. C,
      1.80%, 1/2/02*........................................    VMIG-1, A-1+      2,400,000       2,400,000
    Orange County, FL Housing Fin. Auth. Multi-Family
      Housing Ref. Rev. Bonds (Post Fountains at Lee Vista
      Proj.), FNMA Gtd., Ser. 1997E, 1.65%, 1/2/02*.........     N/R, A-1+        4,235,000       4,235,000
    Orange County, FL Health Fac. Auth. Ref. Prog. Rev.
      Bonds, Ser. 1985 (Pooled Hosp. Loan Prog.), LOC
      SunTrust Bank, 1.35%, 3/14/02.........................    VMIG1, A-1+       8,000,000       8,000,000
                                                                                               ------------
                                                                                                 27,285,000
                                                                                               ------------
 GEORGIA -- 12.8%
    Atlanta, GA Downtown Dev. Auth. (CARE Proj.), LOC
      SunTrust Bank, Ser. 1993, 1.65%, 1/2/02*..............    VMIG-1, N/R       1,965,000       1,965,000
    Burke County, GA Dev. Auth. Poll. Cntrl. Rev. Bonds
      (Georgia Power Co. Plant Vogtle Proj.), Ser. 1994,
      1.90%, 1/2/02*........................................      P-1, A-1        2,000,000       2,000,000
    City of Smyrna, GA Housing Auth. Multi-Family Housing
      Rev. Bonds (F&M Villages Proj.), FNMA Gtd., Ser. 1997,
      1.65%, 1/2/02*........................................     N/R, A-1+        4,300,000       4,300,000
    Clayton County, GA Hosp. Auth. Rev. Ant. Cert. (Southern
      Regional Medical Center Proj.), LOC SunTrust Bank,
      Ser. 1998B, 1.65%, 1/2/02*............................      AA1, N/R        3,875,000       3,875,000
    Cobb County, GA Dev. Auth. Rev. Bonds (Whitefield
      Academy, Inc. Proj.), LOC SunTrust Bank, Ser. 2000,
      1.65%, 1/2/02*........................................     VMIG1, N/R       4,000,000       4,000,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1997, 1.65%,
      1/2/02*...............................................      AA3, N/R      $ 1,700,000    $  1,700,000
    Columbus, GA Hosp. Auth. Rev. Bonds (St. Francis Hosp.,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.65%,
      1/2/02*...............................................    VMIG-1, N/R       5,000,000       5,000,000
    Columbus, GA Housing Auth. Rev. Bonds (Columbus State
      Univ. Foundation, Inc. Proj.), LOC SunTrust Bank, Ser.
      1997, 1.65%, 1/2/02*..................................      AA3, N/R        1,200,000       1,200,000
    Dekalb County, GA Hosp. Auth. Rev. Ant. Cert. (Dekalb
      Medical Center Proj.), LOC SunTrust Bank, Ser. 1993B,
      1.65%, 1/2/02*........................................    VMIG-1, N/R       2,800,000       2,800,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds
      (Georgia Power Co. Plant Hammond Proj.), Ser. 1996,
      1.90%, 1/2/02*........................................    VMIG-1, A-1       4,100,000       4,100,000
    Floyd County, GA Dev. Auth. Environ. Imp. Rev. Bonds.
      (Georgia Kraft Co. Proj.), LOC Banque Nationale de
      Paris, 2.05%, 1/2/02*.................................      P-1, N/R        4,775,000       4,775,000
    Floyd County, GA Dev. Auth. Rev. Bonds (Berry College,
      Inc. Proj.), LOC SunTrust Bank, Ser. 1999, 1.65%,
      1/2/02*...............................................      AA3, N/R        3,500,000       3,500,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Arthritis
      Foundation, Inc. Proj.), LOC SunTrust Bank, Ser. 1996,
      1.65%, 1/2/02*........................................      AA3, N/R        1,000,000       1,000,000
    Fulton County, GA Dev. Auth. Rev. Bonds (Trinity School,
      Inc. Proj.), LOC SunTrust Bank, Ser. 2000, 1.65%,
      1/2/02*...............................................      AA3, AA3        2,200,000       2,200,000
    Gwinnett County, GA Dev. Auth. Rev. Bonds (Wesleyan
      School, Inc. Proj.), LOC SunTrust Bank, Ser. 1999,
      1.65%, 1/2/02*........................................      AA3, N/R        5,000,000       5,000,000
    Gwinnett County, GA Housing Auth. Rev. Bonds (Post
      Corners Proj.), FNMA Gtd., Ser. 1996, 1.65%,
      1/2/02*...............................................     N/R, A-1+       10,160,000      10,160,000
    Heard County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Wansley Proj.), Ser. 1996, 1.95%, 1/2/02*...    VMIG-1, A-1       2,000,000       2,000,000
    Macon Bibb County, GA Hosp. Auth. Rev. Ant. Cert.
      (Central GA Sr. Health, Inc. Carlyle Place Proj.), LOC
      SunTrust Bank, Ser. 2000, 1.90%, 1/2/02*..............    VMIG1, A-1+       8,000,000       8,000,000
    Monroe County, GA Poll. Cntrl. Rev. Bonds (Georgia Power
      Co. Plant Scherer Proj.), Ser. 1997-1, 1.90%,
      1/2/02*...............................................    VMIG-1, A-1       3,000,000       3,000,000
    Rockdale County, GA Health Fac. Auth. Rev. Bonds
      (Georgia Hosp. Proj.), LOC SunTrust Bank, Ser. 1994,
      1.65%, 1/2/02*........................................    VMIG-1, N/R       4,765,000       4,765,000
                                                                                               ------------
                                                                                                 75,340,000
                                                                                               ------------
 HAWAII -- 0.9%
    State of Hawaii Gen. Oblig. Rev. Bonds, FGIC Insured,
      Ser. 1997,
      6.25%, 3/1/02.........................................      Aaa, AAA        2,000,000       2,009,075
    State of Hawaii Gen. Oblig. Rev. Bonds, FGIC Insured,
      Ser. 1997,
      5.00%, 10/1/02........................................      Aaa, AAA        3,500,000       3,579,787
                                                                                               ------------
                                                                                                  5,588,862
                                                                                               ------------
 ILLINOIS -- 13.7%
    City of Chicago, IL Gas Supply Ref. Bonds (The Peoples
      Gas Light & Coke Co. Proj.), Ser. 2000B, 2.00%,
      4/4/02................................................    VMIG1, A-1+      14,500,000      14,500,000
    Illinois Dev. Fin. Auth. Rev. Bonds (Radiological
      Society Proj.), LOC American NB&T, Ser. 1997,
      1.70%, 1/3/02*........................................     N/R, A-1+        2,610,000       2,610,000
    Illinois Dev. Fin. Auth. Poll. Cntrl. Rev. Ref. Bonds
      (YMCA Met Chicago Proj.), LOC Harris Trust & Savings
      Bank, 1.90%, 1/2/02*..................................     N/R, A-1+        2,400,000       2,400,000
    Illinois Dev. Fin. Auth. Rev. Bonds, (Goodman Theatre
      Proj.), Ser. 1999,
      1.70%, 1/2/02*........................................     N/R, A-1+       13,400,000      13,400,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Illinois Educ. Fac. Auth. Rev. Bonds (ACI/Cultural
      Pooled Financing Proj.), Ser. 1998, 1.75%, 1/2/02*....     N/R, A-1+      $10,100,000    $ 10,100,000
    Illinois Educ. Fac. Auth. Rev. Bonds (DePaul Univ.
      Proj.), LOC Northern Trust Co., Ser. 1992, 1.65%,
      1/2/02*...............................................    VMIG-1, A-1+     11,000,000      11,000,000
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), Ser. 1998,
      1.70%, 1/2/02*........................................    VMIG-1, A-1+      1,800,000       1,800,000
    Illinois Health Fac. Auth. Commercial Paper Rev. Notes
      (Pooled financing Prog.), 1.40%, 2/11/02..............      NR, A-1+        2,979,000       2,979,000
    Illinois Health Fac. Auth. Rev. Bonds (Northwestern
      Memorial Hosp. Proj.), Ser. 1995, 1.90%, 1/2/02*......    VMIG-1, A-1+     10,100,000      10,100,000
    Oak Forest, IL Dev. Rev. Bonds (Homewood Pool-South
      Suburban Mayors & Managers Assoc. Proj.), LOC Bank One
      NA, Ser. 1989, 1.70%, 1/2/02*.........................    VMIG-1, N/R      11,900,000      11,900,000
                                                                                               ------------
                                                                                                 80,789,000
                                                                                               ------------
 INDIANA -- 0.7%
    Sullivan, IN Poll. Cntrl. Rev. Bonds (Hoosier Energy
      Rural Electric Co-op, Inc.), National Rural Utilities
      CFC Gtd, Ser. 1985 L-4, 1.55%, 2/11/02................     P-1, A-1+        4,300,000       4,300,000
                                                                                               ------------
 KANSAS -- 2.9%
    City of Burlington, KS Corp. Rev. Bonds (Kansas Electric
      Power Co-op Inc.), National Rural Utilities CFC Gtd,
      Ser. 1985 C-1, 1.50%, 1/24/02.........................     P-1, A-1+        5,800,000       5,800,000
    City of Burlington, KS Corp. Rev. Bonds (Kansas Electric
      Power Co-op Inc.), National Rural Utilities CFC Gtd,
      Ser. 1985 C-1, 1.35%, 2/13/02.........................      P-1, A-1        5,965,000       5,965,000
    Wamego, KS Poll. Cntrl. Ref. Rev. Bonds (Utilicorp
      United, Inc. Proj.), LOC Bank One, NA, Ser. 1996,
      1.70%, 1/2/02*........................................      P-1, A-1        5,000,000       5,000,000
                                                                                               ------------
                                                                                                 16,765,000
                                                                                               ------------
 LOUISIANA -- 1.6%
    Parish of East Baton Rouge, LA Poll. Cntrl. Rev. Ref.
      Bonds (Exxon Corp. Proj.), 1.90%, 1/2/02*.............     P-1, A-1+        4,730,000       4,730,000
    West Baton Rouge, LA Ind. Dist. #3 Rev. Bonds (Dow
      Chemical Co. Proj.), Ser. 1994B, 1.90%, 1/2/02*.......      P-1, A-1        4,800,000       4,800,000
                                                                                               ------------
                                                                                                  9,530,000
                                                                                               ------------
 MARYLAND -- 6.0%
    Baltimore County, MD Poll. Cntrl. Rev. Bonds (Baltimore
      Gas & Electric Proj.), Ser. 1994, 2.00%, 3/15/02......     VMIG1, A-1      17,500,000      17,500,000
    Maryland Health & Higher Educ. Fac. Auth. Rev. Bonds
      (John Hopkins Univ. Proj.), Ser. A, 1.65%, 1/10/02....     P-1, A-1+       15,575,000      15,575,000
    Montgomery County, MD Consolidated Commercial Paper,
      2.00%, 2/11/02........................................     P-1, A-1+        2,500,000       2,500,000
                                                                                               ------------
                                                                                                 35,575,000
                                                                                               ------------
 MASSACHUSETTS -- 0.9%
    Massachusetts State Water Resources Auth. General Rev.
      Bonds, Ser. A, Prerefunded 5.50%, 7/15/02.............      Aaa, AAA        5,220,000       5,318,217
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
MICHIGAN -- 1.7%
    Michigan Strategic Fund Ltd. Oblig. Ref. Rev. Bonds
      (Consumers Power Co. Proj.), 1.90%, 1/2/02*...........    VMIG-1, A-1+    $ 2,300,000    $  2,300,000
    Michigan Strategic Fund Poll. Cntrl. Rev. VRDB (The Dow
      Chemical Company Proj.), Ser. 1986, 1.50%, 2/12/02....      P-1, N/R        8,000,000       8,000,000
                                                                                               ------------
                                                                                                 10,300,000
                                                                                               ------------
 MINNESOTA -- 2.0%
    City of Rochester, MN Health Care Fac. Rev. Bonds Mayo
      Foundation/Mayo Medical Center, Ser. 88E, 2.00%,
      1/16/02...............................................      NA, A-1+       11,570,000      11,570,000
                                                                                               ------------
 MISSISSIPPI -- 1.2%
    Claiborne County, MS Poll. Cntrl. Rev. Bonds (Southern
      Mississippi Elec. Power Assoc. Proj.), National Rural
      Utilities CFC Gtd, Ser. 1985G-1, 1.55%, 1/25/02.......     P-1, A-1+        7,000,000       7,000,000
                                                                                               ------------
 NEBRASKA -- 4.4%
    Omaha Public Power Dist., Nebraska (Commercial Paper
      Notes), 2.00%, 1/11/02................................     P-1, A-1+        6,000,000       6,000,000
    Omaha Public Power Dist., Nebraska (Commercial Paper
      Notes), 1.70%, 1/18/02................................     P-1, A-1+       20,000,000      20,000,000
                                                                                               ------------
                                                                                                 26,000,000
                                                                                               ------------
 NEW JERSEY -- 0.3%
    State of New Jersey Tax & Rev. Ant. Notes, Ser. C,
      3.00%, 6/14/02........................................      AA1, AA+        2,000,000       2,010,184
                                                                                               ------------
 NEW YORK -- 2.6%
    New York, NY Rev. Ant. Notes, Ser. A, 3.00%, 4/12/02....    MIG-1, SP-1+     15,000,000      15,042,713
                                                                                               ------------
 NORTH CAROLINA -- 5.1%
    Carteret County, NC Ind. Fac. & Poll. Cntrl. Fin. Auth.
      Rev. Bonds (Texas Gulf Proj.), LOC Banque Nationale de
      Paris, Ser. 1985, 1.88%, 1/3/02*......................      AA3, N/R        5,000,000       5,000,000
    North Carolina Educ. Fac. Fin. Agency Rev. Bonds (Duke
      Univ. Proj.), Ser. 1991B, 1.70%, 1/3/02*..............    VMIG1, A-1+       2,300,000       2,300,000
    North Carolina Educ. Fac. Fin. Agency Rev. Bonds (Duke
      Univ. Proj.), Ser. 1992A, 1.70%, 1/3/02*..............    VMIG1, A-1+      11,600,000      11,600,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1985D, 1.70%,
      1/3/02*...............................................    VMIG-1, A-1+      1,000,000       1,000,000
    North Carolina Medical Care Commission Hosp. Rev. Bonds
      (Duke Univ. Hosp. Proj.), Ser. 1993A, 1.70%,
      1/3/02*...............................................    VMIG-1, A-1+     10,000,000      10,000,000
                                                                                               ------------
                                                                                                 29,900,000
                                                                                               ------------
 OHIO -- 2.5%
    Lorain County, OH Hosp. Fac. Auth. Rev. Bonds (Catholic
      Healthcare PartnersProj.), Ser. 1997A, 2.15%,
      2/12/02...............................................     VMIG1, A-1      15,000,000      15,000,000
                                                                                               ------------
 PENNSYLVANIA -- 6.1%
    Allegheny County, PA Gen. Oblig. Rev. Bonds, FGIC
      Insured, Ser. C-45,
      5.25%, 10/1/02........................................      Aaa, AAA        2,400,000       2,458,205
    Beaver County, PA Ind. Dev. Auth. Poll. Cntrl. Rev.
      Bonds (Atlantic Richfield Co. Proj.), Ser. 1995,
      1.60%, 1/2/02*........................................    VMIG-1, A-1+      4,200,000       4,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. 1989H, 1.65%, 1/2/02*............................     N/R, A-1+        8,900,000       8,900,000

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. G2, 1.70%, 1/2/02*...............................     N/R, A-1+      $ 1,200,000    $  1,200,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bonds
      Pool Prog.) Ser. A-9, 1.65%, 1/2/02*..................      NR, A-1         1,500,000       1,500,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.), LOC Bayerische Landesbank Girozentrale,
      Ser. 1989B, 1.65%, 1/2/02*............................     N/R, A-1+        5,000,000       5,000,000
    Emmaus, PA Gen. Auth. Local Government Rev. Bonds (Bond
      Pool Prog.) Ser. A, 1.70%, 1/2/02*....................     N/R, A-1+        3,000,000       3,000,000
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Univ. of Pennsylvania Health Services Proj.), Ser.
      1998B, 1.60%, 1/2/02*.................................    VMIG1, A-1+       7,170,000       7,170,000
    Philadelphia, PA Hosp. and Higher Educ. Fac. Auth. Rev.
      Bonds (Childrens Hosp. of Phila. Proj.), Ser. 1992-B,
      1.90%, 1/2/02*........................................    VMIG1, A-1+       2,300,000       2,300,000
                                                                                               ------------
                                                                                                 35,728,205
                                                                                               ------------
 SOUTH CAROLINA -- 0.7%
    Piedmont Municipal Power Agency Electric Rev. Bds., MBIA
      Insured/SBPA Credit Suisse, Ser. 97B, 1.55%,
      1/2/02*...............................................    VMIG-1, A-1+      3,900,000       3,900,000
                                                                                               ------------
 TENNESSEE -- 2.4%
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Pooled
      Financina Murfreesboro Proj.), LOC Bank of America,
      NA, 1.60%, 1/3/02*....................................    VMIG-1, N/R       9,065,000       9,065,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1995, 1.60%, 1/3/02*..................................     N/R, A-1+        1,505,000       1,505,000
    Clarksville, TN Public Bldg. Auth. Rev. Bonds (Tennessee
      Municipal Bond Fund Proj.), LOC Bank of America, Ser.
      1984, 1.60%, 1/3/02*..................................     N/R, A-1+        3,545,000       3,545,000
                                                                                               ------------
                                                                                                 14,115,000
                                                                                               ------------
 TEXAS -- 15.2%
    Angelina & Neches River Auth., TX Ind. Dev. Corp. Solid
      Waste Disposal Fac. Rev. Bonds, (TEEC, Inc. Proj.),
      LOC Bank of America, NA, Ser. 1984D, 1.95%, 1/2/02*...      P-1, N/R        3,200,000       3,200,000
    Bexar County, TX Housing Fin. Corp. Multifamily Housing
      Ref. Rev. Bonds (Almonte Apartments Proj.), FNMA Gtd,
      1.60%, 1/2/02*........................................     N/R, A-1+       14,500,000      14,500,000
    Brazos River Harbor Navigation Dist., TX Poll. Cntrl.
      Rev. Bonds (Dow Chemical Co. Proj.), Ser. 1990, 2.05%,
      1/16/02...............................................      P-1, NA         4,350,000       4,350,000
    Brazos River Harbor Navigation Dist., TX Poll. Cntrl.
      Rev. Bonds (Dow Chemical Co. Proj.), Ser. 1986, 1.65%,
      2/11/02...............................................      P-1, N/R        5,300,000       5,300,000
    Brazos River Harbor Navigation Dist., TX Poll. Cntrl.
      Rev. Bonds (Dow Chemical Co. Proj.), Ser. 1990, 1.70%,
      1/16/02...............................................      P-1, N-R        3,000,000       3,000,000
    City of San Antonio, TX Electric & Gas Sys. TECP, 1.30%,
      2/28/02...............................................     P-1, A-1+        6,500,000       6,500,000
    City of San Antonio, TX Sales Tax TECP Notes, Ser. A,
      1.70%, 1/17/02........................................     P-1, A-1+       15,000,000      15,000,000
    Harris County, TX Gen. Oblig. (Commercial Paper Notes),
      Ser. G,
      1.55%, 2/11/02........................................     P-1, A-1+       10,000,000      10,000,000
    Harris County, TX Health Fac. Auth. Dev. Corp. Rev.
      Bonds (Methodist Hosp. Proj.), 1.90%, 1/2/02*.........     N/R, A-1+        5,350,000       5,350,000
    Harris County, TX Ind. Dev. Corp. Poll. Cntrl. Rev.
      Bonds (Exxon Proj.), Ser. B, 1.90%, 1/2/02*...........     N/R, A-1+        2,300,000       2,300,000
    State of Texas Tax & Rev. Ant. Notes, 3.75%, 8/29/02....    MIG-1, SP-1+     20,000,000      20,160,348
                                                                                               ------------
                                                                                                 89,660,348
                                                                                               ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES / TAX-EXEMPT SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P      Principal        Value
                                                                 Rating(1)        Amount         (Note 2)
                                                                ------------    -----------    ------------
WASHINGTON -- 1.7%
    Port of Anacortes, WA Ind. Dev. Corp. Ref. Bonds (Texaco
      Proj.), Ser. 1995, 1.75%, 2/6/02......................      P-1, A-1      $ 5,690,000    $  5,690,000
    Washington Health Care Fac. Auth. Lease Rev. Bonds
      (National Healthcare Research & Educ. Proj.), LOC
      Banque Nationale de Paris, 1.60%, 1/2/02*.............    VMIG-1, N/R       4,300,000       4,300,000
                                                                                               ------------
                                                                                                  9,990,000
                                                                                               ------------
 WISCONSIN -- 3.3%
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A,
      2.10%, 1/15/02........................................     P-1, A-1+        9,855,000       9,855,000
    State of Wisconsin Gen. Oblig. (Commercial Paper Notes),
      Ser. A,
      1.45%, 2/8/02.........................................     P-1, A-1+        9,871,000       9,871,000
                                                                                               ------------
                                                                                                 19,726,000
                                                                                               ------------
   TOTAL MUNICIPAL BONDS (COST $587,433,529)...............................................     587,433,529
                                                                                               ------------
TOTAL INVESTMENTS (Cost $587,433,529)+ -- 99.7%............................................     587,433,529
OTHER ASSETS AND LIABILITIES, NET -- 0.3%..................................................       1,487,770
                                                                                               ------------
NET ASSETS -- 100.0%.......................................................................    $588,921,299
                                                                                               ============

*    Denotes a Variable or Floating Rate Note. Variable or
     Floating Rate Notes are instruments whose rates change
     periodically. The rates shown are the interest rates as of
     December 31, 2001. The dates shown are the next dates the
     interest rates on the instruments are scheduled to be reset.
+    Cost for federal income tax purposes.
(1)  Although certain securities are not rated (N/R) by either
     Moody's or S&P, they have been determined to be of
     comparable quality to investment grade securities.

LOC - Letter of Credit
SBPA - Stand-by Bond Purchase Agreement
TECP - Tax-Exempt Commercial Paper and multi-modal bonds in commercial paper mode

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                                Prime             U.S.
                                                             Money Market      Government      Tax-Exempt
                                                                Series           Series          Series
                                                            --------------   --------------   ------------
ASSETS:
Investment in securities, at value*.......................  $2,629,434,927   $1,425,026,305   $587,433,529
Cash......................................................              21               29        108,556
Interest receivable.......................................      11,600,999        4,526,028      1,657,220
                                                            --------------   --------------   ------------
Total assets..............................................   2,641,035,947    1,429,552,362    589,199,305
                                                            --------------   --------------   ------------
LIABILITIES:
Payable for investments purchased.........................              --       40,000,000             --
Accrued advisory fee......................................       1,032,876          586,555        251,990
Other accrued expenses....................................          61,401           22,476         26,016
                                                            --------------   --------------   ------------
Total liabilities.........................................       1,094,277       40,609,031        278,006
                                                            --------------   --------------   ------------
NET ASSETS................................................  $2,639,941,670   $1,388,943,331   $588,921,299
                                                            ==============   ==============   ============
*Investments at cost......................................  $2,629,434,927   $1,425,026,305   $587,433,529

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                                 Prime          U.S.
                                                              Money Market   Government    Tax-Exempt
                                                                 Series        Series        Series
                                                              ------------   -----------   ----------
INVESTMENT INCOME...........................................  $43,972,985    $18,818,054   $6,622,309
                                                              -----------    -----------   ----------
EXPENSES:
  Advisory fees.............................................    5,687,861      2,807,979    1,400,469
  Administration and accounting fees........................      282,932        136,420       74,801
  Trustees' fees............................................        1,213          1,230        1,230
  Professional fees.........................................       26,026         16,564       10,311
  Other.....................................................       13,053         49,971       11,641
                                                              -----------    -----------   ----------
    Total expenses..........................................    6,011,085      3,012,164    1,498,452
                                                              -----------    -----------   ----------
  Net investment income.....................................   37,961,900     15,805,890    5,123,857
                                                              -----------    -----------   ----------
NET REALIZED GAIN ON INVESTMENTS............................        9,681             --          918
                                                              -----------    -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $37,971,581    $15,805,890   $5,124,775
                                                              ===========    ===========   ==========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                               Prime             U.S.
                                                           Money Market       Government       Tax-Exempt
                                                              Series            Series           Series
                                                          ---------------   ---------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................  $    37,961,900   $    15,805,890   $   5,123,857
  Net realized gain on investments......................            9,681                --             918
                                                          ---------------   ---------------   -------------
Net increase in net assets resulting from operations....       37,971,581        15,805,890       5,124,775
                                                          ---------------   ---------------   -------------
Transactions in beneficial interest:
  Contributions.........................................    3,817,068,192     2,623,588,025     758,579,505
  Withdrawals...........................................   (3,762,023,240)   (2,470,458,163)   (650,616,896)
                                                          ---------------   ---------------   -------------
Net increase in net assets from transactions in
  beneficial interest...................................       55,044,952       153,129,862     107,962,609
                                                          ---------------   ---------------   -------------
Total increase in net assets............................       93,016,533       168,935,752     113,087,384
NET ASSETS:
  Beginning of period...................................    2,546,925,137     1,220,007,579     475,833,915
                                                          ---------------   ---------------   -------------
  End of period.........................................  $ 2,639,941,670   $ 1,388,943,331   $ 588,921,299
                                                          ===============   ===============   =============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                               Prime             U.S.
                                                            Money Market      Government       Tax-Exempt
                                                               Series           Series           Series
                                                           --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................................  $  133,842,413   $   50,714,707   $   16,972,795
  Net realized gain on investments.......................          91,466           65,213               --
                                                           --------------   --------------   --------------
Net increase in net assets resulting from operations.....     133,933,879       50,779,920       16,972,795
                                                           --------------   --------------   --------------
Transactions in beneficial interest:
  Contributions..........................................   9,825,885,047    4,097,560,166    1,462,854,493
  Withdrawals............................................   9,488,628,409    3,697,476,366    1,488,614,133
                                                           --------------   --------------   --------------
Net increase (decrease) in net assets from transactions
  in
  beneficial interest....................................     337,256,638      400,083,800      (25,759,640)
                                                           --------------   --------------   --------------
Total increase (decrease) in net assets..................     471,190,517      450,863,720       (8,786,845)
NET ASSETS:
  Beginning of year......................................   2,075,734,620      769,143,859      484,620,760
                                                           --------------   --------------   --------------
  End of year............................................  $2,546,925,137   $1,220,007,579   $  475,833,915
                                                           ==============   ==============   ==============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Prime Money Market Series, U.S. Government Series, and Tax-Exempt Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") is an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Each Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Repurchase Agreements. Each Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, each Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury and thus may or may not be backed by the "full faith and credit" of the United States. Payment of interest and principal on these obligations, although generally backed directly or indirectly by the U.S. Government, may be backed solely by the issuing instrumentality.

  Approximately, 75% of the investments by the Tax-Exempt Series on December 31, 2001, were insured by private issuers that guarantee payment of principal and interest in the event of default or were backed by letters of credit issued by domestic and foreign banks or financial institutions.

WT INVESTMENT TRUST I -- MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, provides investment advisory services to each Series. For its services, RSMC receives a fee of 0.47% of each Series' first $1 billion of average daily net assets; 0.43% of each Series' next $500 million of average daily net assets; 0.40% of each Series' next $500 million of average daily net assets; and 0.37% of each Series' average daily net assets in excess of $2 billion.

  PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                    For the Six-Month                           For the Period
                                                      Period Ended      For the Fiscal Year   November 1, 1999(1)
                                                    December 31, 2001          Ended                through
                                                       (Unaudited)         June 30, 2001         June 30, 2000
                                                    -----------------   -------------------   -------------------
  PRIME MONEY MARKET SERIES
    Total Return..................................        1.46%**              5.70%                 3.75%**
    Ratios to Average Net Assets:
       Expenses...................................        0.45%*               0.45%                 0.46%*
       Net investment income......................        2.84%*               5.51%                 5.63%*
  U.S. GOVERNMENT SERIES
    Total Return..................................        1.38%**              5.66%                 3.61%**
    Ratios to Average Net Assets:
       Expenses...................................        0.50%*               0.49%                 0.50%*
       Net investment income......................        2.61%*               5.24%                 5.42%*
  TAX-EXEMPT SERIES
    Total Return..................................        0.87%**              3.42%                 2.30%**
    Ratios to Average Net Assets:
       Expenses...................................        0.50%*               0.50%                 0.50%*
       Net investment income......................        1.72%*               3.33%                 3.45%*

*  Annualized.
** Not annualized.
(1)Commencement of operations.

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Money Market Portfolios -- Service Shares.

WMMPS-Semi-12/01

                                                                      WILMINGTON
                                                                           FUNDS

MONEY MARKET PORTFOLIOS
SERVICE SHARES

                  - PRIME MONEY MARKET
                  - U.S. GOVERNMENT
                  - TAX-EXEMPT
                                  SEMI-ANNUAL
                               December 31, 2001

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     While the economic statistics are not yet finalized, it appears that last year was the worst in 20 years or more in terms of economic growth, employment and total production. The third quarter produced the first quarterly decline in a decade and the fourth quarter probably followed suit. Total employment fell by 1 million and industrial production fell in 11 of the 12 months of the year. In fact, industrial production had a streak of declines unrivaled since the Great Depression. Not surprisingly, corporate profits came under extreme pressure and fell 18.5% for the year through September 2001, and probably will show a 25% decline when full year data is completed. This would make 2001 the worst year for corporate profits since 1991 and the second worst year in the Post WWII era.

     Inflation news throughout the year was generally positive. The Consumer Price Index was helped by declining energy prices and produced a modest 1.6% rise for the full year. The low level of inflation and weak economic conditions allowed the Federal Reserve (the "Fed") to reduce interest rates a record number of times and a record amount. By year-end 2001, Treasury Bill rates were below 2% compared with nearly 6% one year earlier. Long-term Treasury Bond rates fell as well, but by far less. Ten-year Treasury Bond yields fell by only .06% in 2001 and ended the year at just over 5%.

     The prospects for 2002 at this juncture look a great deal better than what we experienced in 2001. The Fed's actions to lower interest rates, along with the modest tax refund that consumers received late last year, is already producing dividends. Motor vehicle sales in 2001 were the second highest on record and record mortgage refinancings are putting extra income into consumers' pockets. Furthermore, consumer confidence levels have been erratically improving since their September lows. Tempering overall enthusiasm, however, is the reality of ongoing layoffs in many sectors and a debt level that is near record highs relative to income. Nevertheless, total disposable income grew by 4% over the last year despite the declines in total employment and, with confidence on the rise, spending can't be too far behind. Our expectation is that consumer spending this year will grow about as much as in 2001, or 2%. The pattern of growth is likely to be the mirror image of 2001 as growth starts more slowly but rises throughout the year.

Financial Markets

     Stock prices generally declined in 2001 for the second consecutive year. In the Post WWII era, stock prices have declined in consecutive years only once before, 1973-74. Incidentally in 1975, the market rebounded 37% followed by a positive 24% return in 1976. We wish we could be as optimistic in 2002. Even with a nice increase in estimated S&P 500 reported operating earnings of 10-15% in 2002 (excluding the boost from the goodwill accounting change) we see an up, but not a booming, market. This is because, using our earnings estimate of $48, the price/earnings ratio for 2002 is 24x; a 55% premium over the 50 year average of 15.5x. This will act as a drag on performance. However, lower interest rates should help, leading to our estimate that stocks will be up 10-15% in 2002. We are looking for a rebound in technology earnings and expect that more economically sensitive stocks should perform well as the economy improves throughout the year.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     Bond investors had a good year in 2001 as the Lehman Government/Credit Index rose 8.5%. This year will probably not be as beneficial mainly due to the lack of significant Fed activity throughout the year. Last year, the Fed's focus was uniformly on economic growth. This year, the focus is likely to be less clear. The substantial growth in liquidity and money supply that was necessary to move the economy forward will probably change the Fed's focus as the year progresses. This passage of time will increase the role inflation plays on both Fed policy and the bond market. The Fed is not likely to raise rates until both an economic recovery is well established and inflation concerns begin to develop. Without the threat of higher prices, the Fed will be willing to keep rates low as they did in the '92-'94 period. The outlook for inflation will have a major impact on how the long end of the market behaves. Our expectation is for the yield curve to flatten, but a declining inflation picture could allow the market to respond with a "bull" flattener that has long-term rates coming down while short rates hold steady or rise slightly. How much of the low inflation environment the market is willing to price into long-term yields will be the critical question.

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND AND WILMINGTON BROAD MARKET BOND PORTFOLIOS

     The Wilmington Short/Intermediate Bond Portfolio and Wilmington Broad Market Bond Portfolio, formerly Wilmington Intermediate Bond Portfolio, (the "Portfolios") are designed to give shareholders broad exposure to the dynamics of the taxable fixed income bond market with a stable flow of income and minimization of risk. This goal is accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Portfolios is the exposure to interest rate risk. The Wilmington Short/Intermediate Bond Portfolio has the lower risk exposure to interest rates and finished 2001 with an effective duration of 3.66 years. The Wilmington Broad Market Bond Portfolio had an effective duration of 5.49 years.

     The Portfolios have performed well during the past six months. The Wilmington Short/Intermediate Bond Portfolio had a total return of 4.52%, which was slightly behind the 4.68% earned by the Lehman Intermediate Government/Credit Index but well ahead of the mean return of funds in the Lipper Short/Intermediate Investment Grade Universe that earned 3.44%. The Wilmington Broad Market Bond Portfolio had a total return of 4.87%, which exceeded both the 4.82% earned by the Lehman Government/Credit Index and the mean return of funds in the Lipper Intermediate Investment Grade Universe that earned 4.10%. Both Portfolios have experienced solid asset growth as investors have sought better returns than are currently available in money market instruments as well as a safe haven from the equity market. Since June 30, 2001, net assets have grown by 24% and 26% for the Wilmington Short/Intermediate Bond and Wilmington Broad Market Bond Portfolios, respectively.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The Portfolios seek to achieve their investment objectives through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management. Over the past six months, market volatility was extremely high, which created many opportunities for the Portfolios as well as some significant challenges. Whether one looks at the financial markets before or after September 11(th), the overriding trend was the extended slowing of the American economy. As the third quarter of 2001 began, the outlook called for the slowdown to bottom with growth picking up towards the end of the year. Instead economic activity continued to fall as corporate profits evaporated, layoffs were announced and stock prices tumbled. While not declared officially until later in the year, the economy had in fact entered a recession. These events all helped to push interest rates down across the yield curve resulting in strong positive total returns for the bond market prior to September 11(th).

     In the wake of the terrorist attack, the Fed lowered their target funds rate 4 times chopping 175 basis points ("bps") off of it by the end of the year. The main beneficiary in the fixed income market was the short-term Treasury market. Yield levels dropped by 154 bps on 3-month T-Bills. However, the long end of the market did not follow suit and yield levels actually rose by the end of the year relative to their position prior to the terrorist attack. With the government needing to respond to both the slowing economy and the threat of terrorism, the anticipated Federal budget surplus melted away taking with it the prospects for significant Treasury buy back programs. The corporate bond market, which had been performing well prior to the attack, also retreated on concerns over deteriorating credit conditions. The average spread on the Lehman Credit Index expanded almost 40 bps to 189 bps. This was only 10 bps shy of the level at the start of the year.

     The Portfolios are managed in similar styles and both of them were positioned, prior to the terrorist attack, to take advantage of the declining rate environment and strong corporate bond market. In the aftermath of the attack, this was precisely the wrong kind of portfolio structure to have. However, our analysis indicated that most of the initial market reaction was to guard against risk. In these kinds of events, the best strategy is not to follow the market since time will heal the situation. As such, we used the opportunity to acquire assets at cheap prices and made sure that we did not over react. We retained our emphasis on corporate bonds and benefited from the recovery in this asset class as the spreads narrowed from the previously mentioned 189 bps to 164 bps by year-end. As a result, our performance was quite strong during the final months of the year.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The following table compares the Wilmington Short/Intermediate Bond Portfolio ("Short/Intermediate"), the Merrill Lynch 1-10 Year U.S. Treasury Index ("Merrill Lynch 1-10 Yr."), an unmanaged index of fixed rate coupon bearing U.S. Treasury Securities with a maturity range of 1 to 10 years, and the Lehman Intermediate Government/ Credit Index ("Lehman Inter. Govt/Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with a maturity range between 1 and 10 years, for the past ten years ended December 31, 2001.*

                                                        Average Annual
                                           Six     -------------------------
                                          Months   1 Year   5 Year   10 Year
                                          ------   ------   ------   -------
Short/Intermediate                         4.52%    8.40%    6.70%    6.37%
Merrill Lynch 1-10 Yr                      4.64%    8.12%    6.99%    6.61%
Lehman Inter. Govt./Credit                 4.69%    8.96%    7.10%    6.81%

     The following table compares the Wilmington Broad Market Bond Portfolio ("Broad Market Bond") and its predecessor, the Bond Fund (a collective investment fund), with that of the Merrill Lynch U.S. Treasury Master Index ("Merrill Lynch U.S. Treasury"), an unmanaged index of fixed rate coupon bearing U.S. Treasury Securities with a maturity range of 1 to 30 years, and the Lehman Government/Credit Index ("Lehman Govt./Credit"), an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government agency obligations and investment grade corporate debt obligations with maturities no less than 1 year, for the past ten years ended December 31, 2001.*

                                                        Average Annual
                                           Six     -------------------------
                                          Months   1 Year   5 Year   10 Year
                                          ------   ------   ------   -------
Broad Market Bond                          4.87%    7.94%    6.98%    6.73%
Merrill Lynch U.S. Treasury                4.68%    6.74%    7.33%    7.09%
Lehman Govt./Credit                        4.69%    8.50%    7.37%    7.27%

------------------------
* Past performance is not necessarily indicative of future results. An investment in either Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above tables do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

  WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Wilmington Municipal Bond Portfolio (the "Portfolio") is an intermediate, high quality fund designed to produce a high level of income that is exempt from Federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     The economy slowed further during the third quarter of 2001, but there was still a debate as to whether or not it would fall into a recession. The tragic events of September 11(th) changed all that. Prior to this date, the slowdown had largely been confined to the business sector. Now, consumers were beginning to change their habits. The fourth quarter ushered in more rate cuts by the Fed in addition to the announcement the 30-year bond auction would be suspended. The Treasury market rallied through October to extremely low levels. But as the quarter progressed, some positive economic news was released and the market pulled back leaving negative returns for November and December.

     During the second half of 2001, the municipal market continued to experience monthly volatility. July, August and October turned in positive returns, while September, November and December turned in negative returns. During this time period though, the Fed continued to lower rates and the yield curve steepened with maturities inside 5-years receiving all the benefit. Yields on 1-year paper decreased 79 bps to 1.78% and yields on 5-year paper decreased 13 bps to 3.58%. Conversely, yields on 10-year paper were up 4 bps to 4.44% and yields on 20-year paper were up 5 bps to 5.13%. The persistence of low interest rates had another effect on the municipal market during 2001. Municipal issuance was up 43%, versus the prior year, to $286 billion, the second highest level in history. This high level of supply was easily absorbed throughout most of the year, but as the stock market began to show signs of life in November and December, the heavy issuance became a burden and helped throw the municipal market into a tailspin.

     Given this volatility, the strategy of the Portfolio during the third quarter was to keep duration relatively neutral, continue to maintain coupon return versus the index and use the market strength to sell bonds that had moved to par.

     As the fourth quarter progressed, our focus shifted to a more defensive stance. We took advantage of the rally in October to sell bonds in the 15-year range. We purchased bonds in the 2006 to 2009 range, the steepest part of the yield curve, as these bonds would provide a large kick in return over the year end as the yield curve "rolled down". This strategy shortened the duration of the Portfolio, but kept the coupon the same.

     On December 31, 2001, the Portfolio had an average effective maturity of
6.7 years, duration of 5.3 years, and an average coupon of 5.4%, versus the target Merrill Lynch Index of 7.5 years, 5.9 years and 5.4%, respectively.

     On the credit side, New York City and airport bonds became the focus as a result of the tragic events of September 11(th). Subsequently, other bond issues that depend on tourism, specifically revenue bonds backed by sales, hotel and rental car taxes, have been hurt by the decrease in travel by consumers. The Portfolio had no exposure to any of these names. Unfortunately, the Portfolio does have a non-rated credit, Westmoreland County Pennsylvania Industrial Development -- Lancester Energy Partners, that experienced a default, missing two interest payments. The current bondholders are working with management of Lancester Energy Partners to continue moving the project along. To date, steps in this process have resulted in modest positive cash flows for the project.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   PRESIDENT'S MESSAGE -- continued

     The Portfolio's performance of 1.74% for the six-month period ended December 31, 2001 nearly matched the Merrill Lynch Index return of 1.77%. The Portfolio's return outperformed the Lipper Peer Group Index, which had a return of 1.65%.

     The following table compares the Municipal Bond Portfolio with that of the Merrill Lynch Intermediate Municipal Index ("Merrill Lynch Muni Index"), an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years, since the Portfolio's commencement of operations on November 1, 1993.*

                                                        Average Annual
                                          Six     ---------------------------
                                         Months   1 Year   5 Year   Inception
                                         ------   ------   ------   ---------
Municipal Bond Portfolio                  1.74%    4.38%    4.88%     4.70%
Merrill Lynch Muni Index                  1.77%    5.15%    5.70%     5.39%

------------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

     We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         /s/ Robert J. Christian

                                         Robert J. Christian
February 15, 2002                        President

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio     Portfolio(1)    Portfolio
                                                            ------------   ------------   -----------
ASSETS:
Investment in Series, at value............................  $175,273,106   $137,289,918   $24,757,750
Receivable for Portfolio shares sold......................       266,000        255,006            --
Receivable for investment in Series withdrawn.............       648,912        284,000       200,000
Other assets..............................................         4,053         19,637           677
                                                            ------------   ------------   -----------
Total assets..............................................   176,192,071    137,848,561    24,958,427
                                                            ------------   ------------   -----------
LIABILITIES:
Dividends payable.........................................       656,443        598,717        83,641
Payable for Portfolio shares redeemed.....................       648,912        284,000       200,000
Payable for investment in Series..........................       266,000        255,006            --
Accrued expenses..........................................        47,237         40,462        10,948
                                                            ------------   ------------   -----------
Total liabilities.........................................     1,618,592      1,178,185       294,589
                                                            ------------   ------------   -----------
NET ASSETS................................................  $174,573,479   $136,670,376   $24,663,838
                                                            ============   ============   ===========
NET ASSETS CONSIST OF:
Paid-in capital...........................................  $171,437,656   $133,356,146   $24,495,235
Accumulated net realized gain on investments..............       239,580        199,471           190
Net unrealized appreciation of investments................     2,896,243      3,114,759       168,413
                                                            ------------   ------------   -----------
NET ASSETS................................................  $174,573,479   $136,670,376   $24,663,838
                                                            ============   ============   ===========
Shares of beneficial interest outstanding ($0.01 par
  value, unlimited authorized shares):....................    17,089,081     13,697,915     1,962,406
                                                            ============   ============   ===========
NET ASSET VALUE, offering and redemption price per share
  Institutional Shares....................................        $10.22          $9.98        $12.57
                                                            ============   ============   ===========

(1)Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                                 Short/
                                                              Intermediate   Broad Market   Municipal
                                                                  Bond           Bond         Bond
                                                               Portfolio     Portfolio(1)   Portfolio
                                                              ------------   ------------   ---------
INVESTMENT INCOME:
  Investment income from Series.............................   $4,341,442     $3,517,290    $565,907
  Expenses from Series......................................     (372,022)      (299,795)    (77,386)
                                                               ----------     ----------    --------
    Net investment income from Series.......................    3,969,420      3,217,495     488,521
                                                               ----------     ----------    --------
EXPENSES:
  Administration and accounting fees........................       27,145         27,145      27,145
  Transfer agent fees.......................................       29,182         25,685       7,858
  Custody fees..............................................          554          1,221       1,218
  Reports to shareholders...................................       12,528          8,046       2,024
  Trustees' fees............................................        3,301          3,621       3,603
  Amortization of organizational expenses...................           --          6,290          --
  Registration fees.........................................       16,518         19,676      19,032
  Professional fees.........................................        9,627          8,678       5,440
  Other.....................................................        1,838            896         364
                                                               ----------     ----------    --------
    Total expenses before fee waivers and expense
       reimbursements.......................................      100,693        101,258      66,684
    Fees waived and expenses reimbursed.....................           --             --     (26,609)
    Administration and accounting fees waived...............           --             --     (27,145)
                                                               ----------     ----------    --------
       Total expenses, net..................................      100,693        101,258      12,930
                                                               ----------     ----------    --------
  Net investment income.....................................    3,868,727      3,116,237     475,591
                                                               ----------     ----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................    1,272,129      1,120,446      70,502
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,397,681      1,057,898    (154,518)
                                                               ----------     ----------    --------
  Net gain (loss) on investments............................    2,669,810      2,178,344     (84,016)
                                                               ----------     ----------    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $6,538,537     $5,294,581    $391,575
                                                               ==========     ==========    ========

(1) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                               Short/
                                                            Intermediate   Broad Market    Municipal
                                                                Bond           Bond          Bond
                                                             Portfolio     Portfolio(1)    Portfolio
                                                            ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  3,868,727   $  3,116,237   $   475,591
  Net realized gain on investments........................     1,272,129      1,120,446        70,502
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     1,397,681      1,057,898      (154,518)
                                                            ------------   ------------   -----------
Net increase in net assets resulting from operations......     6,538,537      5,294,581       391,575
                                                            ------------   ------------   -----------
Distributions to shareholders:
  From net investment income..............................    (3,868,727)    (3,116,237)     (475,591)
  From net realized gain..................................      (253,838)      (578,048)      (91,363)
                                                            ------------   ------------   -----------
Total distributions.......................................    (4,122,565)    (3,694,285)     (566,954)
                                                            ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold...............................    70,277,547     66,068,895     3,733,403
  Cost of shares issued on reinvestment of
    distributions.........................................     3,460,187      3,240,157       383,678
  Cost of shares redeemed.................................   (41,609,888)   (42,570,085)   (2,036,604)
                                                            ------------   ------------   -----------
Net increase in net assets from Portfolio share
  transactions............................................    32,127,846     26,738,967     2,080,477
                                                            ------------   ------------   -----------
Total increase in net assets..............................    34,543,818     28,339,263     1,905,098
NET ASSETS:
  Beginning of period.....................................   140,029,661    108,331,113    22,758,740
                                                            ------------   ------------   -----------
  End of period...........................................  $174,573,479   $136,670,376   $24,663,838
                                                            ============   ============   ===========
(A)TRANSACTIONS IN CAPITAL SHARES WERE:                           Shares         Shares        Shares
                                                            ------------   ------------   -----------
  Shares sold.............................................     6,872,476      6,560,062       292,088
  Shares issued on reinvestment of distributions..........       337,213        322,370        30,120
  Shares redeemed.........................................    (4,055,144)    (4,229,421)     (159,453)
                                                            ------------   ------------   -----------
  Net increase in shares..................................     3,154,545      2,653,011       162,755
  Shares outstanding -- Beginning of period...............    13,934,536     11,044,904     1,799,651
                                                            ------------   ------------   -----------
  Shares outstanding -- End of period.....................    17,089,081     13,697,915     1,962,406
                                                            ============   ============   ===========

(1) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                              Short/
                                                           Intermediate   Broad Market    Municipal
                                                               Bond           Bond          Bond
                                                            Portfolio     Portfolio(1)    Portfolio
                                                           ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income..................................  $  8,467,334   $ 5,722,791    $   824,593
  Net realized gain on investments.......................       238,036        25,479         94,136
  Net change in unrealized appreciation (depreciation) on
    investments..........................................     5,217,246     3,100,025        460,758
                                                           ------------   ------------   -----------
Net increase in net assets resulting from operations.....    13,922,616     8,848,295      1,379,487
                                                           ------------   ------------   -----------
Distributions to shareholders:
  From net investment income.............................    (8,467,334)   (5,722,791)      (824,593)
  From net realized gain.................................            --       (34,711)            --
                                                           ------------   ------------   -----------
Total distributions......................................    (8,467,334)   (5,757,502)      (824,593)
                                                           ------------   ------------   -----------
Portfolio share transactions(a):
  Proceeds from shares sold..............................    21,953,535    66,077,078      7,054,173
  Cost of shares issued on reinvestment of
    distributions........................................     7,380,954     5,364,660        568,525
  Cost of shares redeemed................................   (34,774,706)  (45,511,509)    (1,428,321)
                                                           ------------   ------------   -----------
Net increase (decrease) in net assets from Portfolio
  share transactions.....................................    (5,440,217)   25,930,229      6,194,377
                                                           ------------   ------------   -----------
Total increase in net assets.............................        15,065    29,021,022      6,749,271
NET ASSETS:
  Beginning of year......................................   140,014,596    79,310,091     16,009,469
                                                           ------------   ------------   -----------
  End of year............................................  $140,029,661   $108,331,113   $22,758,740
                                                           ============   ============   ===========
(A)TRANSACTIONS IN CAPITAL SHARES WERE:                          Shares        Shares         Shares
                                                           ------------   ------------   -----------
  Shares sold............................................     2,191,981     6,743,387        560,577
  Shares issued on reinvestment of distributions.........       745,314       552,104         45,447
  Shares redeemed........................................    (3,475,510)   (4,637,479)      (113,727)
                                                           ------------   ------------   -----------
  Net increase (decrease) in shares......................      (538,215)    2,658,012        492,297
  Shares outstanding -- Beginning of year................    14,472,751     8,386,892      1,307,354
                                                           ------------   ------------   -----------
  Shares outstanding -- End of year......................    13,934,536    11,044,904      1,799,651
                                                           ============   ============   ===========

(1)Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                        For the
                                       Six-Month
                                      Period Ended   For the Fiscal Years     For the Period    For the Fiscal Years
                                      December 31,      Ended June 30,       November 1, 1998     Ended October 31,
                                          2001       ---------------------       through        ---------------------
SHORT/INTERMEDIATE BOND PORTFOLIO --  (Unaudited)      2001        2000+      June 30, 1999+      1998+       1997+
INSTITUTIONAL SHARES                  ------------   ---------   ---------   ----------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..........................      $  10.05     $   9.67    $   9.86        $  10.27        $ 10.03     $  9.94
                                        --------     --------    --------        --------        -------     -------
INVESTMENT OPERATIONS:
  Net investment income...........          0.27         0.58        0.52            0.37           0.58        0.59
  Net realized and unrealized gain
    (loss) on investments.........          0.19         0.38       (0.16)          (0.39)          0.24        0.09
                                        --------     --------    --------        --------        -------     -------
    Total from investment
    operations....................          0.46         0.96        0.36           (0.02)          0.82        0.68
                                        --------     --------    --------        --------        -------     -------
DISTRIBUTIONS:
  From net investment income......         (0.27)       (0.58)      (0.52)          (0.37)         (0.58)      (0.59)
  From net realized gain..........         (0.02)          --       (0.03)          (0.02)            --          --
                                        --------     --------    --------        --------        -------     -------
    Total distributions...........         (0.29)       (0.58)      (0.55)          (0.39)         (0.58)      (0.59)
                                        --------     --------    --------        --------        -------     -------
NET ASSET VALUE -- END OF PERIOD...     $  10.22     $  10.05    $   9.67        $   9.86        $ 10.27     $ 10.03
                                        ========     ========    ========        ========        =======     =======
TOTAL RETURN......................         4.52%**     10.21%       4.28%         (0.27)%**        8.40%       7.13%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations...       0.63%*       0.55%       0.55%           0.55%*         0.59%       0.65%
    Excluding expense limitations...       0.63%*       0.61%       0.72%           0.67%*         0.83%       1.12%
  Net investment income...........         5.14%*       5.89%       6.35%           5.47%*         5.64%       5.98%
Portfolio turnover................           47%          88%         47%             30%            41%         84%
Net assets at end of period (000
  omitted)........................      $174,573     $140,030    $140,015        $ 89,383        $94,597     $31,456

 *  Annualized.
 ** Not annualized.
 + Effective November 1, 1999, the Rodney Square Short/Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.

(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I --
    Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                       For the
                                      Six-Month
                                     Period Ended   For the Fiscal Years    For the Period     For the Period
                                     December 31,      Ended June 30,      November 1, 1998   June 29, 1998(1)
                                         2001       --------------------       through             through
BROAD MARKET BOND PORTFOLIO(4) --    (Unaudited)      2001       2000+      June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES                 ------------   ---------   --------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...........................    $   9.81     $   9.46    $  9.63       $   10.19            $ 10.00
                                       --------     --------    -------       ---------            -------
INVESTMENT OPERATIONS:
  Net investment income............        0.27         0.58       0.58            0.38               0.20
  Net realized and unrealized gain
    (loss) on investments..........        0.21         0.35      (0.15)          (0.53)              0.19
                                       --------     --------    -------       ---------            -------
    Total from investment
    operations.....................        0.48         0.93       0.43           (0.15)              0.39
                                       --------     --------    -------       ---------            -------
DISTRIBUTIONS:
  From net investment income.......       (0.27)       (0.58)     (0.58)          (0.38)             (0.20)
  From net realized gain...........       (0.04)          --(3)   (0.02)          (0.03)                --
                                       --------     --------    -------       ---------            -------
    Total distributions............       (0.31)       (0.58)     (0.60)          (0.41)             (0.20)
                                       --------     --------    -------       ---------            -------
NET ASSET VALUE -- END OF PERIOD...    $   9.98     $   9.81    $  9.46       $    9.63            $ 10.19
                                       ========     ========    =======       =========            =======
TOTAL RETURN.......................       4.87%**     10.11%      4.72%         (1.52)%**            3.89%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
       limitations.................       0.67%*       0.59%      0.55%           0.55%*             0.55%*
    Excluding expense
       limitations.................       0.67%*       0.70%      0.71%           0.67%*             0.66%*
  Net investment income............       5.23%*       5.96%      6.15%           5.71%*             5.69%*
Portfolio turnover.................         48%          73%        53%             18%                18%
Net assets at end of period
  (000 omitted)....................    $136,670     $108,331    $79,310       $  87,297            $93,002

 *  Annualized.
 ** Not annualized.
 + Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) Commencement of operations.

(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

(3) Distributions were less than .01 per share.

(4) Formerly the Intermediate Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   FINANCIAL HIGHLIGHTS -- continued

                                    For the
                                   Six-Month
                                  Period Ended   For the Fiscal Years    For the Period    For the Fiscal Years
                                  December 31,      Ended June 30,      November 1, 1998    Ended October 31,
                                      2001       --------------------       through        --------------------
MUNICIPAL BOND PORTFOLIO --       (Unaudited)      2001       2000+      June 30, 1999+     1998+       1997+
INSTITUTIONAL SHARES              ------------   --------    --------   ----------------   --------    --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD........................    $ 12.65      $ 12.25     $ 12.48        $  12.94       $ 12.74     $ 12.46
                                    -------      -------     -------        --------       -------     -------
INVESTMENT OPERATIONS:
  Net investment income.........       0.25         0.56        0.56            0.36          0.56        0.55
  Net realized and unrealized
    gain (loss) on
    investments.................      (0.03)        0.40       (0.15)          (0.40)         0.20        0.28
                                    -------      -------     -------        --------       -------     -------
    Total from investment
    operations..................       0.22         0.96        0.41           (0.04)         0.76        0.83
                                    -------      -------     -------        --------       -------     -------
DISTRIBUTIONS:
  From net investment income....      (0.25)       (0.56)      (0.56)          (0.36)        (0.56)      (0.55)
  From net realized gain........      (0.05)          --       (0.08)          (0.06)           --          --
                                    -------      -------     -------        --------       -------     -------
    Total distributions.........      (0.30)       (0.56)      (0.64)          (0.42)        (0.56)      (0.55)
                                    -------      -------     -------        --------       -------     -------
NET ASSET VALUE -- END OF
  PERIOD........................    $ 12.57      $ 12.65     $ 12.25        $  12.48       $ 12.94     $ 12.74
                                    =======      =======     =======        ========       =======     =======
TOTAL RETURN....................      1.74%**      7.94%       3.40%         (0.30)%**       6.07%       6.85%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense
       limitations..............      0.75%*       0.75%       0.75%           0.75%*        0.75%       0.75%
    Excluding expense
       limitations..............      1.20%*       1.39%       1.03%           0.90%*        1.23%       1.52%
  Net investment income.........      3.95%*       4.43%       4.59%           4.29%*        4.35%       4.42%
Portfolio turnover..............        11%          36%         50%             19%           44%         29%
Net assets at end of period (000
  omitted)......................    $24,664      $22,759     $16,009        $ 16,612       $17,579     $17,446

 *  Annualized.
 ** Not annualized.
 + Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio (formerly, Wilmington Intermediate Bond Portfolio), and Wilmington Municipal Bond Portfolio (each a "Portfolio" and collectively the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  The Portfolios currently offer two classes of shares: Investor Shares and Institutional Shares. As of December 31, 2001, the Investor Shares have not commenced operations.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

  Valuation of Investment in Series. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, the Short/Intermediate Bond and Broad Market Bond Portfolios had net tax basis capital loss carryforwards available to offset future capital gains of $747,628 and $308,579, respectively, which will expire as follows:

                                                                Capital Loss   Expiration
                                                                Carryforward      Date
                                                                ------------   ----------
  Wilmington Short/Intermediate Bond Portfolio................    $148,377        2008
  Wilmington Short/Intermediate Bond Portfolio................     599,251        2009
  Wilmington Broad Market Bond Portfolio......................     308,579        2009

  Investment Income. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

  Distributions to Shareholders. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

  Deferred Organization Costs. Organization costs incurred by the Broad Market Bond Portfolio have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date it commenced operations.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington Trust"). Prior to May 9, 2001, Wilmington Trust Company, a wholly owned subsidiary of Wilmington Trust, served as investment adviser under identical terms. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

  RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of the average daily net assets of the Municipal Bond Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment adviser agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 0.55% of average daily net assets for the Short/ Intermediate Bond and the Broad Market Bond Portfolios. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2001 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P    Principal        Value
                                                                 Rating(1)       Amount        (Note 2)
                                                                -----------    ----------    ------------
CORPORATE BONDS -- 38.3%
BANKS -- 0.5%
    Union Bank Switzerland, New York, 7.25%, 07/15/06.......     Aa2, AA       $  800,000    $    861,094
                                                                                             ------------
 FINANCIAL -- 15.6%
    Abbey National PLC, 6.69%, 10/17/05.....................     Aa3, AA-         675,000         707,349
    AIG Sunamerica Global Finance, 5.85%, 08/01/08..........     Aaa, AAA       2,000,000       2,012,492
    Equifax, Inc., 6.30%, 07/01/05..........................     Baa1, A          300,000         307,973
    First Chicago, 7.63%, 01/15/03..........................      A2, A           400,000         419,260
    First Union Corp., 6.82%, 08/01/26......................      A2, A-          200,000         210,052
    Ford Motor Credit, 4.23%, 01/25/02*.....................     A2, BBB+       2,750,000       2,749,538
    General Electric Capital Corp., 6.50%, 12/10/07.........     Aaa, AAA       2,125,000       2,257,781
    General Electric Capital Corp., 8.13%, 05/15/12.........     Aaa, AAA         250,000         287,495
    General Electric Global Insurance, 7.75%, 06/15/30......     Aa1, AA          300,000         338,329
    General Motors Acceptance Corp., 7.75%, 01/19/10........      A2, A         1,500,000       1,541,892
    Goldman Sachs Group, 6.65%, 05/15/09....................      A1, A+        2,100,000       2,136,162
    Household Finance Corp., 5.88%, 02/01/09................      A2, A           600,000         570,717
    JP Morgan Chase & Co., 6.75%, 02/01/11..................      A1, A+        2,500,000       2,559,190
    Lehman Brothers Holdings, Inc., 6.63%, 02/05/06.........      A3, A         2,325,000       2,413,815
    Morgan Stanley Dean Witter, 6.75%, 04/15/11.............     Aa3, AA-       3,000,000       3,069,210
    Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%,
      07/23/06..............................................     A2, AA-        1,000,000       1,033,903
    Sprint Capital Corp., 5.70%, 11/15/03...................    Baa1, BBB+      2,000,000       2,037,972
    U.S. West Capital Funding, 6.25%, 07/15/05..............     Baa1, A-       1,200,000       1,189,872
    TPSA Finance BV 144A, 7.75%, 12/10/08...................    Baa3, BBB-      1,500,000       1,518,090
                                                                                             ------------
                                                                                               27,361,092
                                                                                             ------------
 INDUSTRIAL -- 18.6%
    Alcan, Inc. Note, 6.45%, 03/15/11.......................      A2, A-        1,400,000       1,419,407
    AT&T Corp., 6.50%, 03/15/29.............................     A3,BBB+          800,000         689,349
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................    Baa3, BBB-        950,000         946,300
    Bausch & Lomb, Inc., 6.75%, 12/15/04....................    Baa3, BBB-      1,000,000         985,085
    Cendant Corp., 6.88%, 08/15/06..........................    Baa1, BBB       2,000,000       1,931,870
    Conoco Inc., 5.45%, 10/15/06............................    Baa1, BBB+      3,000,000       3,001,161
    EG & G, Inc., 6.80%, 10/15/05...........................     Baa2, A-       1,000,000       1,035,762
    Federated Department Stores Sr. Notes, 8.50%,
      06/15/03..............................................    Baa1, BBB+        600,000         636,151
    Gap, Inc., 5.63%, 05/01/03..............................      A3, A         1,250,000       1,133,190
    Hershey Foods Corp., 6.70%, 10/01/05....................      A1, A+        1,500,000       1,618,017
    Hertz Corp., 8.25%, 06/01/05............................      A3, A-        2,000,000       2,086,696
    Ingersoll-Rand, 6.02%, 02/15/28.........................      A3, A-        2,300,000       2,326,323
    Kellogg Co., 6.00%, 04/01/06............................    Baa2, BBB       2,000,000       2,048,010
    Kimberly Clark Corp., 7.10%, 08/01/07...................     Aa2, AA        1,000,000       1,088,195
    Lockheed Martin Corp., 8.20%, 12/01/09..................    Baa3, BBB-      1,000,000       1,125,228
    Praxair, Inc., 6.75%, 03/01/03..........................     A3, BBB+       1,000,000       1,037,811
    Safeway, Inc., 6.15%, 03/01/06..........................    Baa2, BBB       3,000,000       3,079,995
    Tyco International Group S.A., 5.80%, 08/01/06..........     Baa1, A        1,500,000       1,501,151
    Tyco International Group S.A., 6.75%, 02/15/11..........     Baa1, A-       1,750,000       1,757,031
    USX Corp., 6.65%, 02/01/06..............................    Baa1, BBB       1,000,000       1,037,399
    Verizon Global Funding Corp., 7.25%, 12/01/10...........     AAA, AAA       2,000,000       2,142,288
                                                                                             ------------
                                                                                               32,626,419
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal        Value
                                                                 Rating(1)       Amount        (Note 2)
                                                                -----------    ----------    ------------
NATIONAL GOVERNMENT -- 0.5%
    Korea Export - Import Bank, 7.10%, 03/15/07.............    Baa2, AA-      $  900,000    $    946,810
                                                                                             ------------
 TELECOMMUNICATIONS -- 1.5%
    GTE Southwest, Ser. 1993B, 6.54%, 12/01/05..............     A2, AA-        1,000,000       1,039,035
    Worldcom, Inc., 6.50%, 05/15/04.........................     A3, BBB+       1,500,000       1,541,241
                                                                                             ------------
                                                                                                2,580,276
                                                                                             ------------
 TRANSPORTATION -- 0.5%
    CSX Corp., 7.90%, 05/01/17..............................    Baa2, BBB         800,000         892,003
                                                                                             ------------
 UTILITIES -- 1.1%
    Hawaiian Electric Industry, 6.49%, 06/12/02.............    Baa2, BBB         550,000         556,683
    Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04.............     Baa1, A-         400,000         418,039
    Oklahoma Gas & Electric, 6.50%, 07/15/17................      A1, A+        1,000,000       1,040,230
                                                                                             ------------
                                                                                                2,014,952
                                                                                             ------------
   TOTAL CORPORATE BONDS (COST $66,290,748)..............................................      67,282,646
                                                                                             ------------
ASSET-BACKED SECURITIES -- 9.8%
    Advanta Mortgage Loan Trust, Ser. 1996-1, C1. A6, 6.73%,
      08/25/23..............................................     Aaa, AAA         412,283         421,442
    Advanta Mortgage Loan Trust, Ser. 1993-3, C1. A5, 5.55%,
      01/25/25..............................................     Aaa, AAA          59,282          58,192
    Contimortgage Home Equity Loan Trust, Ser. 1996-1, C1.
      A6, 6.69%, 01/15/16...................................     Aaa, AAA         321,189         329,458
    Contimortgage Home Equity Loan Trust, Ser. 1998-2, C1.
      A5, 6.28%, 09/15/16...................................     Aaa, AAA       1,300,000       1,324,375
    Contimortgage Home Equity Loan Trust, Ser. 1999-2, C1.
      A4, 6.48%, 07/25/23...................................     Aaa, AAA       1,400,000       1,443,883
    Crown Home Equity Loan Trust, Ser. 1996-1, C1. A4,
      7.15%, 08/25/12.......................................     Aaa, AAA         562,171         581,267
    First Sierra Equipment Contact Trust, Ser. 1998-1, C1.
      A4, 5.63%, 08/12/04...................................     Aaa, AAA         981,011         997,363
    General Electric Capital Mortgage Services, Inc. Ser.
      1996-HE2, C1. A5, 7.94%, 06/25/14.....................     Aaa, N/R       1,000,000       1,047,892
    General Electric Capital Mortgage Services, Inc. Ser.
      1999-HE1, 6.19%, 01/25/23.............................     Aaa, N/R       1,200,000       1,223,520
    Green Tree Financial Corp., Ser. 1995-2, C1. A6, 8.30%,
      05/15/26..............................................     N/R, AAA         872,558         939,860
    Green Tree Home Equity Loan Trust Ser. 1999-D, C1. A3,
      7.30%, 08/15/18.......................................     N/R, AAA       2,000,000       2,084,080
    Greenpoint Manufactured Housing, Ser. 1999-1, C1. A2,
      6.01%, 08/15/15.......................................     Aaa, AAA         893,722         914,833
    IMC Home Equity Loan Trust, Ser. 1997-5, C1. A7, 6.90%,
      01/20/22..............................................     Aaa, AAA         602,696         616,428
    The Money Store Home Equity Trust, Ser. 1992-D2, C1. A3,
      7.55%, 01/15/18.......................................     Aaa, AAA         515,033         514,587
    The Money Store Home Equity Trust, Ser. 1996-B, C1. A8,
      7.91%, 05/15/24.......................................     Aaa, AAA         726,220         764,826
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.75%, 08/25/05..................................     Aaa, AAA       1,000,000       1,016,928
    Residential Asset Securities Corp., Ser. 1998-KS3, Cl.
      AI3, 5.91%, 08/25/22..................................     Aaa, AAA         628,360         634,377
    Saxon Asset Securities Trust, Ser. 2000-4, Cl. AF3,
      6.78%, 01/25/16.......................................     Aaa, N/R       1,000,000       1,037,590
    Vanderbilt Mortgage Finance, Ser. 1999-C, C1. A2, 7.09%,
      11/07/13..............................................     Aaa, N/R       1,100,000       1,147,337
    Vanderbilt Mortgage Finance, Ser. 1996-A, C1. A3, 6.85%,
      04/07/26..............................................     Aaa, N/R          52,829          53,063
                                                                                             ------------
   TOTAL ASSET-BACKED SECURITIES (COST $16,676,709)......................................      17,151,301
                                                                                             ------------
MORTGAGE-BACKED SECURITIES -- 8.6%
    Federal Home Loan Mortgage Corp. Notes, CMO 2129, 5.75%,
      09/15/11..............................................                    1,650,000       1,687,488
    Federal Home Loan Mortgage Corp. Notes, 2052PK, 6.00%,
      11/15/11..............................................                    2,000,000       2,037,540
    Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
      6.00%, 01/01/13.......................................                      707,411         716,475
    Federal Home Loan Mortgage Corp. Notes, 2095 PM, 6.00%,
      10/15/22..............................................                      850,000         868,504
    Federal Home Loan Mortgage Corp. Notes, 1589 N, 6.25%,
      04/15/23..............................................                    2,500,000       2,597,702
    Federal Home Loan Mortgage Corp. Notes, 2073 PJ, 6.00%,
      10/15/23..............................................                      500,000         507,510

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal        Value
                                                                 Rating(1)       Amount        (Note 2)
                                                                -----------    ----------    ------------
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 01/01/06..............................                   $   65,170    $     66,189
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                      144,753         147,014
    Federal National Mortgage Association Notes, 7 Yr
      Balloon, 6.00%, 02/01/06..............................                      229,458         233,402
    Federal National Mortgage Association Notes, Ser.
      1996-4, C1. VC, 6.50%, 07/25/02.......................                       52,320          52,795
    Federal National Mortgage Association Notes, Ser.
      1993-50, C1. D, 6.25%, 07/25/04.......................                      400,000         410,900
    Federal National Mortgage Association Notes, Ser.
      1998-34, PG, 6.00%, 11/18/17..........................                      822,061         837,245
    Federal National Mortgage Association Notes, Ser.
      1996-23, C1. A, 6.50%, 09/25/21.......................                      770,080         784,851
    Federal National Mortgage Association Notes, Ser.
      1995-W1, 8.10%, 04/25/25..............................                      170,030         172,056
    Federal National Mortgage Association Notes, Ser.
      1998-W3, 6.50%, 07/25/28..............................                      142,327         143,658
    Federal National Mortgage Association Notes, Ser.
      1999-W5, 6.12%, 02/25/29..............................                    1,500,000       1,518,872
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                      223,106         233,285
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                      199,788         208,030
    Vanderbilt Mortgage Finance, Ser. 2001-C A2, 4.24%,
      08/07/14..............................................                    1,875,000       1,848,712
                                                                                             ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $14,583,091)...................................      15,072,228
                                                                                             ------------
U.S. AGENCY OBLIGATIONS -- 19.1%
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 2.9%
    Federal Home Loan Mortgage Corp. Notes, 6.63%,
      09/15/09..............................................                    2,800,000       2,980,866
    Federal Home Loan Mortgage Corp. Notes, 6.88%,
      09/15/10..............................................                    2,000,000       2,157,244
                                                                                             ------------
                                                                                                5,138,110
                                                                                             ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 16.2%
    Federal National Mortgage Association Notes, 5.13%,
      02/13/04..............................................                    6,000,000       6,204,690
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04..............................................                    2,000,000       1,990,444
    Federal National Mortgage Association Notes, 6.00%,
      12/15/05 (a)..........................................                    3,000,000       3,155,493
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                    2,250,000       2,290,484
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                    4,000,000       4,096,768
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                    1,275,000       1,311,478
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                    1,500,000       1,474,107
    Federal National Mortgage Association Notes, 6.00%,
      05/15/11..............................................                    1,000,000       1,016,113
    Federal National Mortgage Association Notes, 5.38%,
      11/15/11..............................................                    7,000,000       6,787,312
                                                                                             ------------
                                                                                               28,326,889
                                                                                             ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $32,990,163)......................................      33,464,999
                                                                                             ------------
U.S. TREASURY OBLIGATIONS -- 14.0%
 U.S. TREASURY BONDS -- 0.5%
    U.S. Treasury Bonds, 10.38%, 11/15/12...................                      650,000         833,879
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal        Value
                                                                 Rating(1)       Amount        (Note 2)
                                                                -----------    ----------    ------------
U.S. TREASURY NOTES -- 13.5%
    U.S. Treasury Notes, 4.75%, 02/15/04....................                   $2,000,000    $  2,065,000
    U.S. Treasury Notes, 6.88%, 05/15/06....................                    2,000,000       2,204,062
    U.S. Treasury Notes, 7.00%, 07/15/06 (a)................                    1,800,000       1,994,344
    U.S. Treasury Notes, 6.50%, 10/15/06 (a)................                    7,000,000       7,623,714
    U.S. Treasury Notes, 6.13%, 08/15/07 (a)................                    1,000,000       1,075,938
    U.S. Treasury Notes, 5.00%, 08/15/11 (a)................                    8,750,000       8,728,125
                                                                                             ------------
                                                                                               23,691,183
                                                                                             ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $24,057,437)....................................      24,525,062
                                                                                             ------------
COMMERCIAL PAPER -- 10.1%
    American Express, 1.70%, 01/02/02.......................                    8,727,565       8,727,565
    Exxon Project, 1.72%, 01/02/02..........................                    9,000,000       9,000,000
                                                                                             ------------
   TOTAL COMMERCIAL PAPER (COST $17,727,565).............................................      17,727,565
                                                                                             ------------
SHORT-TERM INVESTMENT -- 9.3%
    Short-Term Investments Held as Collateral for Loaned Securities (COST $16,347,875)
     (see Note 4)........................................................................      16,347,875
                                                                                             ------------
TOTAL INVESTMENTS -- 109.2% (COST $188,673,588)+.........................................     191,571,676
OTHER ASSETS AND LIABILITIES, NET -- (9.2)%..............................................     (16,200,929)
                                                                                             ------------
NET ASSETS -- 100.0%.....................................................................    $175,370,747
                                                                                             ============

+ The cost for federal income tax purposes. At December 31, 2001, net unrealized appreciation was $2,898,088. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $3,327,957, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $429,869.
(1)Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are not audited.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)        Amount        (Note 2)
                                                                ------------    ----------    ------------
CORPORATE BONDS -- 45.5%
BANKS -- 0.4%
    Union Bank Switzerland, New York, 7.25%, 07/15/06.......      AA2, AA       $  600,000    $    645,820
                                                                                              ------------
 FINANCIAL -- 18.0%
    Abbey National PLC, 6.69%, 10/17/05.....................      AA3, AA-       1,100,000       1,152,716
    AIG Sunamerica Global Finance, 5.85%, 08/01/08..........      Aaa, AAA       1,000,000       1,006,246
    Alcan Inc., Note, 6.45%, 03/15/11.......................       A2, A-        1,300,000       1,318,021
    First Union Corp., 6.82%, 08/01/26......................       A2, A-          651,000         683,719
    Ford Motor Credit, 4.23%, 10/25/04......................      A2, BBB+       1,000,000         999,832
    General Electric Capital Corp., 6.50%, 12/10/07.........       A2, A         1,500,000       1,593,728
    General Electric Capital Corp., 8.13%, 05/15/12.........      Aaa, AAA         700,000         804,986
    General Electric Global Insurance, 7.75%, 06/15/30......      AA1, AA        1,600,000       1,804,422
    General Motors Acceptance Corp., 7.75%, 01/19/10........       A2, A         1,250,000       1,284,910
    Goldman Sachs Group, 6.65%, 05/15/09....................       A1, A+        3,000,000       3,051,660
    Household Finance Corp., 5.88%, 02/01/09................       A2, A         1,800,000       1,712,151
    JP Morgan Chase & Co., 6.75%, 02/01/11..................      AA3, A+        2,400,000       2,456,822
    Lehman Brothers Holdings, Inc., 6.63%, 02/05/06.........       A3, A-        1,750,000       1,816,850
    Morgan Stanley Dean Witter, 6.75%, 04/15/11.............      AA3, A-        1,500,000       1,534,605
    Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%,
      07/23/06..............................................       A2, A+        1,000,000       1,033,903
    Swiss Bank Corp., New York, 7.00%, 10/15/15.............      AAA, AA        1,000,000       1,046,912
    TPSA Finance BV 144A, 7.75%, 12/10/08...................     BAA3, BBB-      1,400,000       1,416,884
                                                                                              ------------
                                                                                                24,718,367
                                                                                              ------------
 INDUSTRIAL -- 17.4%
    Akzo Nobel, Inc., 6.00%, 11/15/03.......................       A2, A           600,000         621,734
    Bausch & Lomb, Inc., 6.38%, 08/01/03....................     BAA3, BBB-        700,000         697,274
    Cendant Corp., 6.88%, 08/15/06..........................     BAA1, BBB       1,350,000       1,304,012
    Conoco Inc., 5.45%, 10/15/06............................     BAA1, BBB+      1,500,000       1,500,581
    CSX Corp., 7.90%, 05/01/17..............................     Baa2, BBB       1,700,000       1,895,507
    Federated Department Stores Sr. Notes, 8.50%,
      06/15/03..............................................     Baa1, BBB+        400,000         424,100
    Ford Motor Co., 7.45%, 07/16/31.........................      A3, BBB+       3,000,000       2,748,564
    Hertz Corp., 8.25%, 06/01/05............................     BAA1, BBB         300,000         313,004
    Ingersoll-Rand, 6.02%, 02/15/28.........................      A3, N/R        1,000,000       1,011,445
    International Business Machines Corp., 7.00%,
      10/30/25..............................................       A1, A+        2,545,000       2,673,680
    Kellogg Co., Ser. B, 6.00%, 04/01/06....................     Baa2, BBB       1,750,000       1,792,009
    Lockheed Martin Corp., 8.20%, 12/01/09..................     BAA3, BBB-      2,000,000       2,250,456
    Safeway, Inc., 6.15%, 03/01/06..........................      Baa1, A        1,500,000       1,539,998
    Tyco International Group S.A., 5.80%, 08/01/06..........      Baa1, A        2,000,000       2,001,534
    Tyco International Group S.A., 6.75%, 02/15/11..........      Baa1, A        1,000,000       1,004,018
    Zeneca Wilmington, 7.00%, 11/15/23......................      AA2, AA-       2,000,000       2,127,094
                                                                                              ------------
                                                                                                23,905,010
                                                                                              ------------
 NATIONAL GOVERNMENT -- 0.4%
    Korea Export-Import Bank, 7.10%, 03/15/07...............     Baa2, BBB         550,000         578,606
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)        Amount        (Note 2)
                                                                ------------    ----------    ------------
TELECOMMUNICATIONS -- 7.6%
    AT&T Corp., 6.50%, 03/15/29.............................      A3, BBB+      $2,000,000    $  1,723,372
    GTE Southwest, Ser. 1993B, 6.54%, 12/01/05..............      A2, AAA-         500,000         519,518
    Sprint Capital Corp., 5.70%, 11/15/03...................     Baa1, BBB+      1,500,000       1,528,479
    US West Capital Funding, 6.25%, 07/15/05................      Baa1, A-       2,000,000       1,983,120
    Verizon Global Funding Corp., Ser. 144A, 7.25%,
      12/01/10..............................................       A1, A+        3,000,000       3,213,432
    Worldcom, Inc., 6.50%, 05/15/04.........................      A3, BBB+       1,400,000       1,438,492
                                                                                              ------------
                                                                                                10,406,413
                                                                                              ------------
 UTILITIES -- 1.7%
    Hawaiian Electric Industry, 6.49%, 06/12/02.............     Baa2, BBB       1,000,000       1,012,151
    Oklahoma Gas & Electric, 6.50%, 07/15/17................       A1, A+        1,250,000       1,300,287
                                                                                              ------------
                                                                                                 2,312,438
                                                                                              ------------
   TOTAL CORPORATE BONDS
     (COST $61,470,951)...................................................................      62,566,654
                                                                                              ------------
ASSET-BACKED SECURITIES -- 10.2%
    Advanta Mortgage Loan Trust, Ser. 1993-3, Cl. A5, 5.55%,
      01/25/25..............................................      Aaa, AAA         118,565         116,384
    AFC Home Equity Loan Trust, Ser. 1993-1, Cl. A, 5.90%,
      05/20/08..............................................      Aaa, AAA         455,086         455,942
    Contimortgage Home Equity Loan Trust, Ser. 1992-2, Cl.
      A4 6.48%, 07/25/23....................................      Aaa, AAA       1,000,000       1,031,345
    Crown Home Equity Loan Trust Ser. 1996-1, Cl. A4, 7.15%,
      08/25/12..............................................      Aaa, AAA         787,039         813,774
    Federal National Mortgage Association Notes, Ser.
      1995-W1, Cl. A6 6.50%, 09/25/21.......................      N/R, N/R         379,617         386,898
    Federal National Mortgage Association Notes, Ser.
      1995-W1, Cl. A6 8.10%, 04/25/25.......................      N/R, N/R         170,030         172,056
    General Electric Capital Mortgage Services, Inc., Ser.
      1997-HE4, Cl. A3 6.19%, 01/25/23......................      Aaa, N/R         500,000         509,800
    Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
      05/15/26..............................................      Aaa, N/R         377,323         406,426
    Green Tree Home Improvement Loan Trust, Ser. 1996-C, Cl.
      A4 7.80%, 06/15/26....................................      Aaa, N/R         862,006         891,134
    IMC Home Equity Loan Trust, Ser. 1997-5, Cl. A7, 6.90%,
      01/20/22..............................................      N/R, N/R         334,831         342,460
    Residential Asset Securities Corp., Ser. 2001-KS2, Cl.
      AI3, 5.91%, 08/25/05..................................      Aaa, AAA       1,500,000       1,525,393
    Residential Asset Securities Corp., Ser. 1998-KS3, Cl.
      AI3, 5.91%, 08/25/22..................................      Aaa, AAA         460,780         465,209
    Saxon Asset Securities Trust, Ser. 2000-4, Cl. A, 6.78%,
      1/25/16...............................................      N/R, N/R       1,500,000       1,556,385
    The Money Store Home Equity, Ser. 1992-D2, Cl. A3,
      7.55%, 01/15/18.......................................      Aaa,AAA          335,081         334,792
    The Money Store Home Equity, Ser. 1995-D2, Cl. 5, 8.40%,
      02/15/24..............................................      Aaa,AAA          652,458         664,025
    The Money Store Home Equity, Ser. 1996-B, Cl. A8, 7.91%,
      05/15/24..............................................      Aaa,AAA        1,936,587       2,039,536
    Vanderbilt Mortgage Finance, Ser. 1998-B, 6.20%,
      10/07/12..............................................      N/R, N/R         700,000         720,733
    Vanderbilt Mortgage Finance, Ser. 2001-C, 4.24%,
      08/07/14..............................................      Aaa, Aaa       1,500,000       1,478,970
    Vanderbilt Mortgage Finance, Ser. 1996-A, Cl. A3, 6.85%,
      04/07/26..............................................      Aaa, N/R         105,658         106,126
                                                                                              ------------
   TOTAL ASSET-BACKED SECURITIES (COST $13,694,103).......................................      14,017,388
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)        Amount        (Note 2)
                                                                ------------    ----------    ------------
MORTGAGE-BACKED SECURITIES -- 6.4%
    Federal Home Loan Mortgage Corp. Notes, CMO 2129 PE,
      5.75%, 09/15/11.......................................                    $  400,000    $    409,088
    Federal Home Loan Mortgage Corp. Notes, FHR 2052 PK6,
      6.00%, 11/15/11.......................................                     1,000,000       1,018,770
    Federal Home Loan Mortgage Corp. Notes, 5.38%,
      11/15/11..............................................                     2,500,000       2,424,040
    Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr.,
      6.00%, 01/01/13.......................................                       471,607         477,650
    Federal Home Loan Mortgage Corp. Notes, Ser. 1998-34,
      Cl. PG, 6.00%, 11/18/17...............................                       493,237         502,347
    Federal Home Loan Mortgage Corp. Notes, FHR 2359 VD,
      6.00%, 05/15/19.......................................                     1,600,000       1,526,200
    Federal Home Loan Mortgage Corp. Notes, FHR 2095 PM,
      6.00%, 10/15/22.......................................                       700,000         715,239
    Federal Home Loan Mortgage Corp. Notes, FHR 1589 N,
      6.25%, 04/15/23.......................................                     1,000,000       1,039,081
    Federal Home Loan Mortgage Corp. Notes, 2073 PJ(PAC),
      6.00%, 10/15/23.......................................                       300,000         304,506
    Government National Mortgage Association, 30 Yr. Pool
      529670, 7.50%, 12/15/23...............................                       179,924         188,133
    Government National Mortgage Association, 30 Yr. Pool
      529669, 7.50%, 02/15/26...............................                       159,831         166,424
                                                                                              ------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $8,662,433).....................................       8,771,478
                                                                                              ------------
U.S. AGENCY OBLIGATIONS -- 17.9%
 FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 2.0%
    Federal Home Loan Mortgage Corp. Notes, 7.00%,
      07/15/05..............................................                     1,000,000       1,086,704
    Federal Home Loan Mortgage Corp. Notes, 6.88%,
      09/15/10..............................................                     1,500,000       1,617,933
                                                                                              ------------
                                                                                                 2,704,637
                                                                                              ------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 15.9%
    Federal National Mortgage Association Notes, 5.13%,
      02/13/04..............................................                     2,090,000       2,161,300
    Federal National Mortgage Association Notes, 3.50%,
      09/15/04..............................................                     1,150,000       1,144,505
    Federal National Mortgage Association Notes, 6.00%,
      12/15/05(a)...........................................                     2,000,000       2,103,662
    Federal National Mortgage Association Notes, 5.25%,
      06/15/06..............................................                     6,000,000       6,107,958
    Federal National Mortgage Association Notes, 5.75%,
      02/15/08..............................................                     1,500,000       1,536,288
    Federal National Mortgage Association Notes, 6.16%,
      07/09/08..............................................                       500,000         514,305
    Federal National Mortgage Association Notes, 6.38%,
      06/15/09..............................................                     2,500,000       2,635,710
    Federal National Mortgage Association Notes, 5.50%,
      03/15/11..............................................                       900,000         884,464
    Federal National Mortgage Association Notes, 6.00%,
      05/15/11..............................................                     1,500,000       1,524,170
    Federal National Mortgage Association Notes, 6.25%,
      05/15/29..............................................                     3,250,000       3,241,199
                                                                                              ------------
                                                                                                21,853,561
                                                                                              ------------
   TOTAL U.S. AGENCY OBLIGATIONS (COST $24,228,019).......................................      24,558,198
                                                                                              ------------
U.S. TREASURY OBLIGATIONS -- 13.4%
 U.S. TREASURY BONDS -- 7.4%
    U.S. Treasury Bonds, 9.25%, 02/15/16....................                     1,250,000       1,690,235
    U.S. Treasury Bonds, 7.50%, 11/15/16....................                       500,000         591,270
    U.S. Treasury Bonds, 8.88%, 02/15/19....................                     2,000,000       2,683,124
    U.S. Treasury Bonds, 8.13%, 08/15/19(a).................                       500,000         631,287
    U.S. Treasury Bonds, 7.13%, 02/15/23....................                       850,000         989,752
    U.S. Treasury Bonds, 6.25%, 08/15/23....................                       250,000         264,649
    U.S. Treasury Bonds, 6.75%, 08/15/26....................                       350,000         395,144
    U.S. Treasury Bonds, 6.50%, 11/15/26....................                       500,000         548,555

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / BROAD MARKET BOND SERIES(2)
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)        Amount        (Note 2)
                                                                ------------    ----------    ------------
    U.S. Treasury Bonds, 6.38%, 08/15/27....................                    $  500,000    $    541,836
    U.S. Treasury Bonds, 6.13%, 11/15/27(a).................                     1,750,000       1,840,850
                                                                                              ------------
                                                                                                10,176,702
                                                                                              ------------
 U.S. TREASURY NOTES -- 6.0%
    U.S. Treasury Notes, 4.75%, 02/15/04....................                     1,000,000       1,032,500
    U.S. Treasury Notes, 7.00%, 07/15/06(a).................                       750,000         830,977
    U.S. Treasury Notes, 6.50%, 10/15/06....................                     1,750,000       1,905,928
    U.S. Treasury Notes, 5.00%, 08/15/11(a).................                     3,000,000       2,992,500
    U.S. Treasury Notes, 6.00%, 02/15/26....................                     1,400,000       1,442,875
                                                                                              ------------
                                                                                                 8,204,780
                                                                                              ------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $17,128,298).....................................      18,381,482
                                                                                              ------------
COMMERCIAL PAPER -- 4.9%
    American Express, 1.70%, 01/02/02.......................                     3,744,468       3,744,468
    Exxon Project, 1.72%, 01/02/02..........................                     3,000,000       3,000,000
                                                                                              ------------
   TOTAL COMMERCIAL PAPER (COST $6,744,468)...............................................       6,744,468
                                                                                              ------------
                                                                                  Shares
                                                                                ----------
PREFERRED STOCK -- 0.4%
    ABN AMRO Cap Funding, Ser. B, 7.50% (Cost $500,000).....                        20,000         503,400
                                                                                              ------------
SHORT-TERM INVESTMENT -- 6.3%
    Short-Term Investments Held as Collateral for Loaned
      Securities
      (COST $8,665,938) (see Note 4)........................                                     8,665,938
                                                                                              ------------
TOTAL INVESTMENTS -- 105.0% (COST $141,094,210)+..........................................     144,209,006
OTHER ASSETS AND LIABILITIES, NET -- (5.0)%...............................................      (6,917,883)
                                                                                              ------------
NET ASSETS -- 100.0%......................................................................    $137,291,123
                                                                                              ============

+ The cost for federal income tax purposes. At December 31, 2001, net unrealized appreciation was $3,114,796. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $3,692,861, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $578,065.
(1)Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are not audited.
(2)Formerly the Intermediate Bond Series.
(a)Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P    Principal       Value
                                                                 Rating(1)      Amount       (Note 2)
                                                                -----------    ---------    -----------
MUNICIPAL BONDS -- 95.5%
 ALABAMA -- 2.0%
    Alabama Housing Fin. Auth. Single Family Mtge. Rev.
      Bonds, Ser. A-1,
      5.00%, 10/01/14.......................................     AAA, NR       $ 250,000    $   246,738
    Alabama Waterpoll. Cntrl. Auth. Rev. Bonds, Ser. B,
      4.50%, 08/15/10.......................................     AAA, NR         250,000        250,268
                                                                                            -----------
                                                                                                497,006
                                                                                            -----------
 COLORADO -- 2.1%
    Colorado Health Fac. Auth. Rev. Bonds (Catholic Health
      Initiatives), 5.38%, 09/01/10.........................     AA3, NR         500,000        520,330
                                                                                            -----------
 DELAWARE -- 11.9%
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/07..............................................    AAA, AAA         160,000        206,974
    Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%,
      11/01/08..............................................    AAA, AAA         180,000        239,135
    Delaware River & Bay Auth. Rev. Bonds, 5.40%,
      01/01/14..............................................    AAA, AAA         250,000        262,278
    Delaware State Economic Dev. Auth. Poll. Cntrl. Rfg.
      Ref. Rev. Bonds, Ser. 2001C, 4.90%, 05/01/26..........    AAA, AAA         250,000        252,283
    Delaware State Economic Dev. Auth. Rev. Bonds (Student
      HSG-Univ. Courtyard), 5.38%, 08/01/11.................     NR, AA          250,000        261,000
    Delaware State Economic Dev. Auth. Rev. Bonds
      (Osteopathic Hosp. Assoc.), Ser. 1993A, 6.00%,
      01/01/03..............................................     AAA, NR         220,000        223,476
    Delaware State Health Fac. Auth. Rev. Ref. Bonds
      (Delaware Medical Center), 7.00%, 10/01/15............    AAA, AAA         425,000        463,981
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992D, 6.35%, 07/01/03...............     A1, NR          100,000        102,785
    Delaware State Housing Auth. Multi-Family Mtge. Ref.
      Rev. Bonds, Ser. 1992C, 7.25%, 01/01/07...............      A1, A          150,000        155,477
    Delaware State Housing Auth. Multi-Family Mtge. Rev.
      Bonds, Ser. A, 3.90%, 7/01/06.........................     AA3, NR         500,000        497,555
    Delaware State Housing Auth. Sr. Home Mtge. Rev. Bonds,
      Ser. 1991 B-1,
      6.40%, 12/01/02.......................................     AA3, NR          20,000         20,244
    New Castle County, DE Gen. Oblig. Rev. Bonds, 5.25%,
      10/01/14..............................................    AA1, AAA         250,000        258,345
                                                                                            -----------
                                                                                              2,943,533
                                                                                            -----------
 GEORGIA -- 3.4%
    Fulton County, GA Gen. Oblig. Rev. Bonds, 6.38%,
      05/01/11..............................................     AA2, AA         500,000        569,685
    Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ.
      Proj.), 5.75%, 11/01/15...............................     AA1, AA         250,000        268,302
                                                                                            -----------
                                                                                                837,987
                                                                                            -----------
 ILLINOIS -- 4.9%
    Cook Kane Lake & McHenry Counties, IL Community College
      Dist. 512,
      5.50%, 12/01/17.......................................     AAA, NR         520,000        535,194
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.10%, 11/01/32...............................    AA1, AA+         400,000        414,500
    Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ.
      Proj.), 5.15%, 11/01/32...............................    AA1, AA+         250,000        258,488
                                                                                            -----------
                                                                                              1,208,182
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal       Value
                                                                 Rating(1)      Amount       (Note 2)
                                                                -----------    ---------    -----------
MAINE -- 2.2%
    Maine Governmental Fac. Auth. Lease Rent Rev. Bonds,
      6.00%, 10/01/13.......................................    AAA, AAA       $ 500,000    $   544,740
                                                                                            -----------
 MARYLAND -- 1.7%
    Maryland State Health & Higher Educ. Fac. Rev. Bonds,
      5.13%, 07/01/12.......................................    AAA, AAA         400,000        417,660
                                                                                            -----------
 MASSACHUSETTS -- 2.8%
    Massachusetts State Fed. Highway Grant Ant. Notes, Ser.
      1998B, 5.13%, 12/15/14................................     AA3, NR         350,000        355,376
    Massachusetts State Dev. Fin. Agency Rev. Bond (Univ. of
      MA, Visual & Performing Arts Proj.), 6.00%,
      08/01/16..............................................     A1, NR          310,000        339,388
                                                                                            -----------
                                                                                                694,764
                                                                                            -----------
 MICHIGAN -- 2.0%
    Belding, MI Area School Dist. Rev. Bonds, 4.95%,
      05/01/14..............................................    AAA, AAA         500,000        501,495
                                                                                            -----------
 MINNESOTA -- 1.1%
    Minnesota State Gen. Oblig. Rev. Bonds, 5.00%,
      11/01/07..............................................    AAA, AAA         250,000        263,747
                                                                                            -----------
 NEW YORK -- 1.1%
    TSASC Inc., NY TFABS-Ser. 1 Plan Prin 2010, 5.88%,
      07/15/15..............................................     AA1, A          250,000        261,718
                                                                                            -----------
 NORTH CAROLINA -- 1.1%
    Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%,
      06/01/13..............................................    AA2, AA+         250,000        267,412
                                                                                            -----------
 OHIO -- 9.9%
    Lorain County, OH Hosp. Rev. Bonds (Catholic Healthcare
      Partners), Ser. A,
      5.63%, 10/01/16.......................................     A1, AA-         500,000        509,265
    Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg.
      Fund Proj.), Ser. 2001A, 5.50%, 04/01/12..............     AA2, AA         250,000        265,678
    Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%,
      02/01/14..............................................    AA1, AA+         350,000        373,279
    Ohio State Public Fac. Rev. Bonds (Community Mental
      Health Fac.), Ser. 2-A, 5.13%, 06/01/05...............     AA2, AA         715,000        755,297
    Pickerington, OH Local School Dist. Construction & Imp.
      Gen. Oblig. Bonds, 5.80%, 12/01/09....................     AAA,AAA         500,000        552,005
                                                                                            -----------
                                                                                              2,455,524
                                                                                            -----------
 OREGON -- 2.3%
    Multnomah-Clackamas Counties, OR Centennial School Dist.
      Gen. Oblig. Bonds, 5.50%, 06/15/13....................     AAA, NR         550,000        578,693
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.
                                       26
WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal       Value
                                                                 Rating(1)      Amount       (Note 2)
                                                                -----------    ---------    -----------
 PENNSYLVANIA -- 12.1%
    Chester County, PA Ind. Dev. Auth. Wastewater Treatment
      Rev. Bonds (Orleans Corp. Proj.), 7.00%, 11/01/06.....     NR, NR        $ 410,000    $   404,969
    Harrisburg, PA Office & Parking Rev. Auth. Bonds
      (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05...     NR, NR          500,000        493,995
    New Morgan, PA Muni. Auth. Subordinated Office Rev.
      Bonds, Ser. 1999B, 5.38%, 06/01/03....................     NR, NR          110,000        109,692
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds,
      Ser. 1992A, 6.63%, 08/15/09...........................    AAA, AAA         120,000        125,471
    Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
      (Philadelphia College of Osteopathic Medicine Proj.),
      5.25%, 12/01/07.......................................     NR, AAA         150,000        156,838
    Pennsylvania State Ref. Gen. Oblig. Bonds, 5.38%,
      11/05/07..............................................     AAA,AAA         250,000        266,470

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal       Value
                                                                 Rating(1)      Amount       (Note 2)
                                                                -----------    ---------    -----------
    Philadelphia, PA Hospitals & Higher Educ. Fac. Auth.
      Rev. Bonds (Jefferson Health Systems Proj.), Ser.
      1997A, 5.50%, 05/15/05................................     A1, AA-       $ 500,000    $   527,065
    Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%,
      04/01/11..............................................    AAA, AAA         230,000        253,759
    Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds
      (Landfill Gas Recycling-Lanchester Energy Partners
      Proj.), 0.00%, 01/01/05...............................     NR, NR          500,000        325,000
    York County, PA Ind. Dev. Auth. Rev. Bonds (Fox Ridge
      Personal Care), Ser. 1989A, 9.50%, 10/01/19...........     NR, NR          310,000        327,658
                                                                                            -----------
                                                                                              2,990,917
                                                                                            -----------
 PUERTO RICO -- 1.0%
    The Childrens Trust Fund, Puerto Rico, Tobacco
      Settlement Rev. Bonds,
      5.75%, 07/01/14.......................................     AA3, A          250,000        262,355
                                                                                            -----------
 SOUTH CAROLINA -- 1.0%
    South Carolina Tobacco Settlement Mgmt. Auth. Rev.
      Bonds, Ser. 2001B,
      6.00%, 05/15/22.......................................      A1, A          250,000        252,280
                                                                                            -----------
 TENNESSEE -- 1.0%
    Memphis, TN Sewer Sys. Ref. Rev. Bonds, 5.25%,
      10/01/13..............................................    AA2, AA+         250,000        261,508
                                                                                            -----------
 TEXAS -- 24.1%
    Coppell, TX Indpt. School Dist. Gen. Oblig. Bonds (Zero
      Coupon Bonds),
      0.00%, 08/15/07.......................................     NR, AAA         500,000        390,990
    Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds,
      7.00%, 08/15/11.......................................     AAA, NR         250,000        292,335
    Georgetown, TX, Utility System Ref. Rev. Bonds, Ser.
      1998A, 4.80%, 08/15/11................................    AAA, AAA         650,000        653,920
    Houston, TX Ref. & Public Imp. Rev. Bonds, Ser. 1999A,
      5.25%, 03/01/13.......................................    AA3, AA-         500,000        513,140
    Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, 5.50%,
      02/15/15..............................................    AAA, AAA         500,000        515,990
    Lower Colorado River, Auth. TX Ref. Rev. Bonds (Jr. Lien
      4th Supply),
      5.25%, 01/01/15.......................................    AAA, AAA         500,000        522,415
    Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds (St.
      Joseph Health Sys.),
      5.00%, 07/01/08.......................................    AA3, AA-         350,000        356,706
    Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds,
      Ser. 2001A,
      5.00%, 02/15/12.......................................    AAA, AAA         625,000        637,956
    Terrel Hills, TX Higher Educ. Fac. Auth. Rev. Bonds
      (Incarnate World College), 5.75%, 03/15/13............     NR, AAA         600,000        633,336
    Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds,
      Ser. 2001A, 5.50%, 10/01/12...........................     AA1, AA         300,000        317,706
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien-Ser. 1998A,
      5.25%, 07/15/11.......................................    AAA, AAA         500,000        518,090
    Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr
      Lien, 6.00%, 07/15/13.................................    AAA, AAA         300,000        311,664
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................    AAA, AAA          55,000         56,042
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................    AAA, AAA          60,000         68,138
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................    AAA, AAA          75,000         84,888
    Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%,
      07/01/13..............................................    AAA, AAA          85,000         96,286
                                                                                            -----------
                                                                                              5,969,602
                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P    Principal       Value
                                                                 Rating(1)      Amount       (Note 2)
                                                                -----------    ---------    -----------
VIRGINIA -- 6.3%
    Virginia State Housing Dev. Auth. Commonwealth Mtge.
      Rev. Bonds, Ser. 1992C-8, 5.80%, 07/01/04.............    AA1, AA+       $ 500,000    $   510,000
    Virginia State Trans. Brd. Rev. Bonds (US Rte. 58
      Corridor Dev. Proj.), Ser. 1999B, 5.50%, 05/15/15.....     AA1, AA       1,000,000      1,044,930
                                                                                            -----------
                                                                                              1,554,930
                                                                                            -----------
 WASHINGTON -- 1.5%
    Seattle, WA Muni. Light & Power Ref. Rev. Bonds, 5.00%,
      07/01/10..............................................     AAA, NR         350,000        362,050
                                                                                            -----------
    TOTAL MUNICIPAL BONDS
      (COST $23,478,004)................................................................     23,646,433
                                                                                            -----------
                                                                                Shares
                                                                               ---------
TAX-EXEMPT MUTUAL FUNDS -- 4.0%
    Provident Municipal Tax-Exempt Cash Money Market Fund..................      982,245        982,245
                                                                                            -----------
   TOTAL TAX-EXEMPT MUTUAL FUNDS
     (COST $982,245)....................................................................        982,245
                                                                                            -----------
TOTAL INVESTMENTS -- 99.5%
  (Cost $24,460,249)+...................................................................     24,628,678
OTHER ASSETS AND LIABILITIES, NET -- 0.5%...............................................        130,215
                                                                                            -----------
NET ASSETS -- 100.0%....................................................................    $24,758,893
                                                                                            ===========

 + The cost for federal income tax purposes. At December 31, 2001, net unrealized appreciation was $168,429. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $481,695, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $313,266.

(1)Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                               Short/          Broad
                                                            Intermediate       Market        Municipal
                                                            Bond Series    Bond Series(1)   Bond Series
                                                            ------------   --------------   -----------
ASSETS:
Investment in securities, at value*.......................  $191,571,676    $144,209,006    $24,628,678
Receivable for contributions..............................       266,000         255,006             --
Receivable for investments sold...........................            --         570,447             --
Dividends and interest receivable.........................     2,173,844       1,797,373        344,553
Other assets..............................................           428             158          9,999
                                                            ------------    ------------    -----------
Total assets..............................................   194,011,948     146,831,990     24,983,230
                                                            ------------    ------------    -----------
LIABILITIES:
Obligation to return securities lending collateral........    16,347,875       8,665,938             --
Payable for withdrawals...................................       648,912         284,000        200,000
Payable for investments purchased.........................     1,566,690         522,230             --
Accrued advisory fee......................................        48,299          42,217          7,541
Other accrued expenses....................................        29,425          26,482         16,796
                                                            ------------    ------------    -----------
Total liabilities.........................................    18,641,201       9,540,867        224,337
                                                            ------------    ------------    -----------
NET ASSETS................................................  $175,370,747    $137,291,123    $24,758,893
                                                            ============    ============    ===========
*Investments at cost......................................  $188,673,588    $141,094,210    $24,460,249

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                                 Short/          Broad
                                                              Intermediate       Market        Municipal
                                                              Bond Series    Bond Series(1)   Bond Series
                                                              ------------   --------------   -----------
INVESTMENT INCOME:
  Dividends.................................................   $       --      $   19,271      $      --
  Interest..................................................    4,321,279       3,485,792        565,934
  Securities lending........................................       22,976          12,106             --
                                                               ----------      ----------      ---------
    Net investment income...................................    4,344,255       3,517,169        565,934
                                                               ----------      ----------      ---------
EXPENSES:
  Advisory fees.............................................      264,779         209,303         42,231
  Administration and accounting fees........................       75,651          59,801         12,066
  Custody fees..............................................       12,300          11,583          7,059
  Trustees' fees............................................        1,230           1,245          1,346
  Professional fees.........................................        8,349           8,401          8,125
  Other.....................................................        9,953           9,464          6,743
                                                               ----------      ----------      ---------
    Total expenses before fee waivers and expense
       reimbursements.......................................      372,262         299,797         77,570
    Fees waived and expenses reimbursed.....................           --              --           (181)
                                                               ----------      ----------      ---------
       Total expenses, net..................................      372,262         299,797         77,389
                                                               ----------      ----------      ---------
  Net investment income.....................................    3,971,993       3,217,372        488,545
                                                               ----------      ----------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................    1,272,968       1,120,459         70,506
  Net change in unrealized appreciation (depreciation) on
    investments.............................................    1,398,540       1,057,910       (154,526)
                                                               ----------      ----------      ---------
  Net gain (loss) on investments............................    2,671,508       2,178,369        (84,020)
                                                               ----------      ----------      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $6,643,501      $5,395,741      $ 404,525
                                                               ==========      ==========      =========

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                               Short/
                                                            Intermediate    Broad Market     Municipal
                                                            Bond Series    Bond Series(1)   Bond Series
                                                            ------------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  3,971,993    $  3,217,372    $   488,545
  Net realized gain on investments........................     1,272,968       1,120,459         70,506
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     1,398,540       1,057,910       (154,526)
                                                            ------------    ------------    -----------
Net increase in net assets resulting from operations......     6,643,501       5,395,741        404,525
                                                            ------------    ------------    -----------
Transactions in beneficial interest:
  Contributions...........................................    70,277,547      66,068,895      3,766,181
  Withdrawals.............................................   (42,355,067)    (43,020,075)    (2,244,122)
                                                            ------------    ------------    -----------
Net increase in net assets from transactions in beneficial
  interest................................................    27,922,480      23,048,820      1,522,059
                                                            ------------    ------------    -----------
Total increase in net assets..............................    34,565,981      28,444,561      1,926,584
NET ASSETS:
  Beginning of period.....................................   140,804,766     108,846,562     22,832,309
                                                            ------------    ------------    -----------
  End of period...........................................  $175,370,747    $137,291,123    $24,758,893
                                                            ============    ============    ===========

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                               Short/
                                                            Intermediate    Broad Market     Municipal
                                                            Bond Series    Bond Series(1)   Bond Series
                                                            ------------   --------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $  8,545,262    $  5,798,732    $   843,732
  Net realized gain on investments........................       238,502          25,481         94,147
  Net change in unrealized appreciation (depreciation) on
    investments...........................................     5,220,125       3,100,062        460,782
                                                            ------------    ------------    -----------
Net increase in net assets resulting from operations......    14,003,889       8,924,275      1,398,661
                                                            ------------    ------------    -----------
Transactions in beneficial interest:
  Contributions...........................................    22,057,787      66,204,957      7,154,892
  Withdrawals.............................................   (36,109,356)    (45,996,354)    (1,793,712)
                                                            ------------    ------------    -----------
Net increase (decrease) in net assets from transactions in
  beneficial
  interest................................................   (14,051,571)     20,208,603      5,361,180
                                                            ------------    ------------    -----------
Total increase (decrease) in net assets...................       (47,682)     29,132,878      6,759,841
NET ASSETS:
  Beginning of year.......................................   140,852,448      79,713,684     16,072,468
                                                            ------------    ------------    -----------
  End of year.............................................  $140,804,766    $108,846,562    $22,832,309
                                                            ============    ============    ===========

(1) Formerly the Intermediate Bond Series.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Broad Market Bond Series (formerly Intermediate Bond Series), and Municipal Bond Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

  Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Other. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corp. ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington Trust"), serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion. Prior to May 9, 2001, Wilmington Trust Company, an affiliate of RSMC, provided advisory services to the Series under substantially similar terms.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  Effective November 1, 1999 and May 9, 2001, Wilmington Trust Company and RSMC, respectively, agreed to reimburse certain fund expenses in an amount that limit annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to not more than 0.75% of the average daily net assets of the Municipal Bond Series. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment adviser agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited operating expenses to not more than 0.55% of average daily net assets for the Short/Intermediate Bond and the Broad Market Bond Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

  PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Broad Market Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series records securities lending income net of such allocations.

  In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

  At December 31, 2001, the market value of securities on loan for the Short/Intermediate Bond and Broad Market Bond Series was $16,142,992 and $8,574,416, respectively, and the market value of the related collateral was $16,347,875 and $8,665,938, respectively. The securities on loan were collateralized by IMMT 2.214864% due 01/02/02.

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                   Short/Intermediate Bond   Broad Market Bond   Municipal Bond
                                                           Series                 Series             Series
                                                   -----------------------   -----------------   --------------
  Purchases......................................        $84,828,792            $73,006,308        $4,108,536
  Sales..........................................         65,691,595             52,847,628         2,556,450

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

6. FINANCIAL HIGHLIGHTS.

                                                         For the
                                                        Six-Month
                                                       Period Ended
                                                       December 31,      For the Fiscal Years Ended June 30,
                                                           2001       -----------------------------------------
                                                       (Unaudited)     2001     2000    1999    1998    1997(2)
                                                       ------------   ------   ------   -----   -----   -------
  SHORT/INTERMEDIATE BOND SERIES
    Total Return.....................................     4.55%**     10.26%    4.23%    N/A     N/A     N/A
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations...............     0.49%*       0.50%    0.47%   0.41%   0.45%    0.42%*
         Excluding expense limitations...............     0.49%*       0.50%    0.51%   0.63%   0.53%    0.52%*
      Net investment income..........................     5.26%*       5.92%    5.94%   5.39%   5.68%    5.88%*
    Portfolio Turnover Rate..........................       47%          88%      47%     34%    236%      52%

                                                                  For the
                                                                 Six-Month                      For the Period
                                                                Period Ended                     November 1,
                                                                December 31,   For the Fiscal      1999(1)
                                                                    2001         Year Ended        through
                                                                (Unaudited)    June 30, 2001    June 30, 2000
                                                                ------------   --------------   --------------
  BROAD MARKET BOND SERIES(3)
    Total Return..............................................     4.97%**         10.19%            4.00%**
    Ratios to Average Net Assets:
      Expenses................................................     0.50%*           0.51%            0.49%*
      Net investment income...................................     5.38%*           6.02%            6.30%*
    Portfolio Turnover Rate...................................       48%              73%              53%

                                                                  For the
                                                                 Six-Month                      For the Period
                                                                Period Ended                     November 1,
                                                                December 31,   For the Fiscal      1999(1)
                                                                    2001         Year Ended        through
                                                                (Unaudited)    June 30, 2001    June 30, 2000
                                                                ------------   --------------   --------------
  MUNICIPAL BOND SERIES
    Total Return..............................................     1.78%**          8.05%            3.70%**
    Ratios to Average Net Assets:
      Expenses:
         Including expense limitations........................     0.64%*           0.65%            0.61%*
         Excluding expense limitations........................     0.64%*           0.70%            0.61%*
      Net investment income...................................     4.05%*           4.52%            4.77%*
    Portfolio Turnover Rate...................................       11%              36%              50%

  *    Annualized
  **   Not annualized.
  (1)  Commencement of operations.
  (2)  For the period March 1, 1997 (commencement of operations)
       through June 30, 1997.
  (3)  Formerly the Intermediate Bond Series.
  N/A  Not available

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Fixed Income Portfolios.

WFIP-SEMI-12/01

                                                                      WILMINGTON
                                                                           FUNDS

FIXED INCOME PORTFOLIOS

                  - SHORT/INTERMEDIATE BOND
                  - BROAD MARKET BOND
                  - MUNICIPAL BOND
                                  SEMI-ANNUAL
                               December 31, 2001

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     While the economic statistics are not yet finalized, it appears that last year was the worst in 20 years or more in terms of economic growth, employment and total production. The third quarter produced the first quarterly decline in a decade and the fourth quarter probably followed suit. Total employment fell by 1 million and industrial production fell in 11 of the 12 months of the year. In fact, industrial production had a streak of declines unrivaled since the Great Depression. Not surprisingly, corporate profits came under extreme pressure and fell 18.5% for the year through September 2001, and probably will show a 25% decline when full year data is completed. This would make 2001 the worst year for corporate profits since 1991 and the second worst year in the Post WWII era.

     Inflation news throughout the year was generally positive. The Consumer Price Index was helped by declining energy prices and produced a modest 1.6% rise for the full year. The low level of inflation and weak economic conditions allowed the Federal Reserve (the "Fed") to reduce interest rates a record number of times and a record amount. By year-end 2001, Treasury Bill rates were below 2% compared with nearly 6% one year earlier. Long-term Treasury Bond rates fell as well, but by far less. Ten-year Treasury Bond yields fell by only .06% in 2001 and ended the year at just over 5%.

     The prospects for 2002 at this juncture look a great deal better than what we experienced in 2001. The Fed's actions to lower interest rates, along with the modest tax refund that consumers received late last year, is already producing dividends. Motor vehicle sales in 2001 were the second highest on record and record mortgage refinancings are putting extra income into consumers' pockets. Furthermore, consumer confidence levels have been erratically improving since their September lows. Tempering overall enthusiasm, however, is the reality of ongoing layoffs in many sectors and a debt level that is near record highs relative to income. Nevertheless, total disposable income grew by 4% over the last year despite the declines in total employment and, with confidence on the rise, spending can't be too far behind. Our expectation is that consumer spending this year will grow about as much as it did in 2001, or by 2%. The pattern of growth is likely to be the mirror-image of 2001 as growth starts more slowly but rises throughout the year.

Outlook

     Last year, the Fed's focus was uniformly on economic growth. This year, the focus is likely to be less clear. The substantial growth in liquidity and money supply that was necessary to move the economy forward will probably change the Fed's focus as the year progresses. This passage of time will increase the role inflation plays on both Fed policy and the bond market. The Fed is not likely to raise rates until both an economic recovery is well established and inflation concerns begin to develop. Without the threat of higher prices, the Fed will be willing to keep rates low as they did in the '92-'94 period.

------------------------
Past performance is not indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   PRESIDENT'S MESSAGE -- continued

INVESTMENT RESULTS

     The Wilmington Premier Money Market Portfolio paid shareholders dividends of $0.02 per share for the six-month period ended December 31, 2001. Based on the Portfolio's net asset value of $1.00 per share, these dividends represented a return of 1.55%. A comparison versus the Portfolio's benchmarks is presented below:

                                                         For the Six-Month
                                                           Period Ended
                                                         December 31, 2001
                                                         -----------------
WILMINGTON PREMIER MONEY MARKET PORTFOLIO                   1.55%
Lipper Money Market Funds                                   1.19%
Lipper Institutional Money Market Funds                     1.44%

     We invite your comments and questions and thank you for your investment in the Wilmington Premier Money Market Portfolio. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

                                         Sincerely,

                                         [/s/Robert J. Christian]

                                         Robert J. Christian
February 15, 2002                        President

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS:
Investment in Series, at value..............................  $636,362,729
Other assets................................................        54,892
                                                              ------------
Total assets................................................   636,417,621
                                                              ------------
LIABILITIES:
Dividends payable...........................................     1,233,342
Accrued expenses............................................        19,229
                                                              ------------
Total liabilities...........................................     1,252,571
                                                              ------------
NET ASSETS..................................................  $635,165,050
                                                              ============
NET ASSETS CONSIST OF:
Paid-in capital.............................................  $635,177,902
Accumulated net realized loss on investments................       (12,852)
                                                              ------------
NET ASSETS..................................................  $635,165,050
                                                              ============
Shares of beneficial interest outstanding
  ($0.01 par value, unlimited authorized shares)............   635,177,902
                                                              ============
NET ASSET VALUE, offering and redemption price per share....         $1.00
                                                              ============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME:
  Investment income from Series.............................  $11,256,094
  Expenses from Series......................................     (697,056)
                                                              -----------
    Net investment income from Series.......................   10,559,038
                                                              -----------
EXPENSES:
  Administration and accounting fees........................       18,096
  Transfer agent fees.......................................       13,221
  Custody fees..............................................          609
  Reports to shareholders...................................       12,469
  Trustees' fees............................................        3,611
  Registration fees.........................................       32,212
  Professional fees.........................................       18,171
  Other.....................................................        7,818
                                                              -----------
    Total expenses before fee waivers and expense
      reimbursements........................................      106,207
    Fees waived and expenses reimbursed.....................     (106,207)
                                                              -----------
       Total expenses, net..................................           --
                                                              -----------
  Net investment income.....................................   10,559,038
                                                              -----------
NET REALIZED LOSS ON INVESTMENTS............................       (1,104)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $10,557,934
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2001     Year Ended
                                                                 (Unaudited)       June 30, 2001
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $    10,559,038         35,229,638
  Net realized gain (loss) on investments...................            (1,104)             1,299
                                                               ---------------    ---------------
Net increase in net assets resulting from operations........        10,557,934         35,230,937
                                                               ---------------    ---------------
Distributions to shareholders from net investment income....       (10,559,038)       (35,229,638)
                                                               ---------------    ---------------
Portfolio share transactions(a):
  Proceeds from shares sold.................................     1,483,627,361      3,332,131,799
  Cost of shares issued on reinvestment of distributions....        11,491,653         35,290,139
  Cost of shares redeemed...................................    (1,492,551,815)    (3,238,058,188)
                                                               ---------------    ---------------
Net increase in net assets from Portfolio share
  transactions..............................................         2,567,199        129,363,750
                                                               ---------------    ---------------
Total increase in net assets................................         2,566,095        129,365,049
NET ASSETS:
  Beginning of period.......................................       632,598,955        503,233,906
                                                               ---------------    ---------------
  End of period.............................................   $   635,165,050    $   632,598,955
                                                               ===============    ===============
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                                 Shares             Shares
                                                               ---------------    ---------------
  Shares sold...............................................     1,483,627,361      3,332,131,799
  Shares issued on reinvestment of distributions............        11,491,653         35,290,139
  Shares redeemed...........................................    (1,492,551,815)    (3,238,058,188)
                                                               ---------------    ---------------
  Net increase in shares....................................         2,567,199        129,363,750
  Shares outstanding -- Beginning of period.................       632,610,703        503,246,953
                                                               ---------------    ---------------
  Shares outstanding -- End of period.......................       635,177,902        632,610,703
                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          For the
                                         Six-Month
                                        Period Ended
                                        December 31,           For the Fiscal Years Ended June 30,
                                            2001       ----------------------------------------------------
                                        (Unaudited)      2001     2000(2)    1999(1)      1998       1997
                                        ------------   --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..............................    $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                          --------     --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
  Net investment income...............        0.02         0.06       0.06       0.05       0.05       0.05
                                          --------     --------   --------   --------   --------   --------
DISTRIBUTIONS:
  From net investment income..........       (0.02)       (0.06)     (0.06)     (0.05)     (0.05)     (0.05)
                                          --------     --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD......    $   1.00     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                          ========     ========   ========   ========   ========   ========
TOTAL RETURN..........................       1.55%**      6.03%      5.80%      5.15%      5.61%      5.43%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations.....       0.20%*       0.20%      0.20%      0.20%      0.20%      0.20%
    Excluding expense limitations.....       0.29%*       0.28%      0.32%      0.31%      0.31%      0.27%
  Net investment income...............       3.03%*       5.88%      5.66%      5.00%      5.46%      5.31%
Net assets at end of period (000
  omitted)............................    $635,165     $632,599   $503,234   $411,701   $240,359   $415,285

*   Annualized.
**  Not annualized.
(1) Effective October 20, 1998, Wilmington Trust Company ("Wilmington Trust"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2) Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of Wilmington Trust, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Wilmington Premier Money Market Portfolio (the "Portfolio") is a series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolio. Information regarding other series of the Fund is contained in separate reports to their shareholders.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, the Portfolio seeks to achieve its investment objective by investing all of its investable assets in the Premier Money Market Series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of the Portfolio is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolio:

  Valuation of Investment in Series. Valuation of the Portfolio's investment in the Series is based on the underlying securities held by the Series. The Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. The Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, the Portfolio had a net tax basis capital loss carryforward available to offset future net capital gains of approximately $11,800, which will expire as follows:

  Capital Loss    Expiration
  Carryforward       Date
  ------------    ----------
     $1,300       06/30/2003
      2,900       06/30/2005
      2,700       06/30/2008
      4,900       06/30/2009

  Investment Income. The Portfolio records its share of the Series' income, expenses and realized and unrealized gains and losses daily. Additionally, the Portfolio records its own expenses as incurred.

  Distributions to Shareholders. Distributions to shareholders of the Portfolio are declared daily from net investment income and paid to shareholders monthly. Distributions from net realized gains, if any, will be declared and paid annually.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

WILMINGTON FUNDS -- PREMIER MONEY MARKET PORTFOLIO
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolio does not incur an advisory fee directly, but rather indirectly through its investment in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolio.

  PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolio.

  RSMC has agreed to waive its advisory fee or reimburse certain Portfolio operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.20% of the average daily net assets of the Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination.

  As of December 31, 2001, Peter Kiewit Sons', Inc., is the direct or indirect parent company of shareholders owning of record or beneficially 94% of the voting securities of the Portfolio.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   SEMI-ANNUAL REPORT / DECEMBER 31, 2001 (UNAUDITED)

          (The following pages should be read in conjunction with the
                       Portfolio's Financial Statements.)

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
  (Showing Percentage of Total Value of Net Assets)

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)       Amount         (Note 2)
                                                                -----------    -----------    ------------
CERTIFICATES OF DEPOSIT -- 65.3%
FOREIGN BANKS, FOREIGN CENTERS -- 22.0%
    Bank of Nova Scotia, 1.75%, 03/13/02....................     P-1, A-1      $30,000,000    $ 30,000,581
    Dresdner Bank, 1.90%, 03/11/02..........................     P-1, A-1+      30,000,000      30,005,072
    Landesbank Hessen - Thuring, 3.47%, 02/19/02............     P-1, A-1+      25,000,000      25,000,327
    Lloyd's Bank London, 2.12%, 01/07/02....................     P-1, A-1+      30,000,000      30,000,705
    Royal Bank of Scotland, 3.48%, 01/07/02.................     P-1, A-1+      25,000,000      25,000,034
                                                                                              ------------
                                                                                               140,006,719
                                                                                              ------------
 FOREIGN BANKS, U.S. BRANCHES -- 38.6%
    Abbey National Treasury Services, 2.05%, 02/07/02.......     P-1, A-1+      25,000,000      25,001,219
    Bank of Montreal, 1.74%, 03/14/02.......................     P-1, A-1+      30,000,000      29,999,411
    Bayerishce Landesbank, 5.06%, 02/25/02..................     P-1, A-1+      20,000,000      20,095,542
    Bayerische Hypo-Und Vereinsbank, 1.85%, 03/07/02........     P-1, A-1       30,000,000      30,000,997
    Deutsche Bank, 2.25%, 01/24/02..........................     P-1, A-1+      25,000,000      25,000,000
    Rabobank Nederland, 3.88%, 03/13/02.....................     P-1, A-1+      30,472,000      30,592,003
    Societe Generale, 1.75%, 02/01/02.......................     P-1, A-1+      30,000,000      30,000,000
    Toronto Dominion, 2.50%, 01/28/02.......................     P-1, A-1+      25,000,000      25,000,179
    Westdeutsche Landesbank Girozentrale, 2.10%, 03/28/02...     P-1, A-1+      30,000,000      30,000,000
                                                                                              ------------
                                                                                               245,689,351
                                                                                              ------------
 U.S. BANKS, U.S. BRANCHES -- 4.7%
    Chase Bank, 1.75%, 01/30/02.............................     P-1, A-1+      30,000,000      30,000,000
                                                                                              ------------
   TOTAL CERTIFICATES OF DEPOSIT(COST $415,696,070).......................................     415,696,070
                                                                                              ------------
COMMERCIAL PAPER -- 25.3%
 AUTOMOBILES -- 4.7%
    Volkswagon of America Inc., 2.12%, 01/28/02.............     P-1, A-1       30,000,000      29,954,067
                                                                                              ------------
 BANKS -- 6.3%
    Barclays U.S. Funding Corp., 2.48%, 01/25/02............     P-1, A-1+      25,000,000      24,960,389
    Commerzbank U.S. Finance Inc., 2.30%, 01/22/02..........     P-1, A-1       15,000,000      14,980,875
                                                                                              ------------
                                                                                                39,941,264
                                                                                              ------------
 LEASING -- 7.5%
    International Lease Finance Corp., 2.34%, 01/15/02......     P-1, A-1+      23,000,000      22,980,565
    Vehicle Services Corp. of America, 2.04%, 02/13/02......     NR, A-1+       24,750,000      24,691,095
                                                                                              ------------
                                                                                                47,671,660
                                                                                              ------------
 SECURITIES DEALERS -- 3.8%
    Credit Suisse First Boston, 3.52%, 02/04/02.............     P-1, A-1+      18,000,000      17,941,920
    Goldman Sachs, 2.49%, 01/24/02..........................     P-1, A-1+       6,000,000       5,990,870
                                                                                              ------------
                                                                                                23,932,790
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I --PREMIER MONEY MARKET SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                                Moody's/S&P     Principal        Value
                                                                 Rating(1)       Amount         (Note 2)
                                                                -----------    -----------    ------------
 x
UTILITIES -- 3.0%
    Centrica, PLC, 2.25%, 01/18/02..........................     P-1, A-1      $19,250,000    $ 19,230,750
                                                                                              ------------
   TOTAL COMMERCIAL PAPER (COST $160,730,531).............................................     160,730,531
                                                                                              ------------
CORPORATE NOTES -- 1.6%
    Goldman Sachs Group LP, 2.20%, 02/11/02*
      (Cost $10,002,150)....................................     P-1, A-1+      10,000,000      10,002,150
                                                                                              ------------
TAXABLE MUNICIPAL SECURITIES -- 2.2%
    Illinois Student Assistance Commission, 1.97%, 01/02/02*
      (Cost $14,400,000)....................................    VMIG1, A-1+     14,400,000      14,400,000
                                                                                              ------------
REPURCHASE AGREEMENTS -- 5.1%
    With Paine Webber, Inc.: at 1.80%, dated 12/31/01, to be
      repurchased at $32,773,177 on 01/02/02, collateralized
      by $33,562,889 of Federal National Mortgage
      Association Securities with various coupons and
      maturities to 04/01/31 (Cost $32,769,900).............                    32,769,900      32,769,900
                                                                                              ------------
TOTAL INVESTMENTS -- 99.5% (Cost $633,598,651)+...........................................     633,598,651
OTHER ASSETS AND LIABILITIES, NET -- 0.5%.................................................       2,887,814
                                                                                              ------------
NET ASSETS -- 100%........................................................................    $636,486,465
                                                                                              ============

* Denotes a Variable or Floating Rate Note. Variable or Floating Rate Notes are instruments whose rates change periodically. The rates shown are the interest rates as of December 31, 2001. The dates shown are the next dates the interest rates on the instruments are scheduled to be reset.
+   Cost for federal income tax purposes.
(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are not audited.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

ASSETS:
Investment in securities, at value*.........................  $633,598,651
Cash........................................................            23
Interest receivable.........................................     3,015,568
                                                              ------------
Total assets................................................   636,614,242
                                                              ------------
LIABILITIES:
Accrued advisory fee........................................        86,159
Other accrued expenses......................................        41,618
                                                              ------------
Total liabilities...........................................       127,777
                                                              ------------
NET ASSETS..................................................  $636,486,465
                                                              ============
* Investments at cost.......................................  $633,598,651

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENT OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

INVESTMENT INCOME...........................................  $11,258,103
                                                              -----------
EXPENSES:
  Advisory fees.............................................      698,088
  Administration and accounting fees........................      150,676
  Custody fees..............................................       30,517
  Trustees' fees............................................        1,214
  Professional fees.........................................       11,008
  Other.....................................................        2,767
                                                              -----------
    Total expenses before fee waivers and expense
      reimbursements........................................      894,270
    Fees waived and expenses reimbursed.....................     (197,091)
                                                              -----------
       Total expenses, net..................................      697,179
                                                              -----------
  Net investment income.....................................   10,560,924
                                                              -----------
NET REALIZED LOSS ON INVESTMENTS............................       (1,104)
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $10,559,820
                                                              ===========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   FINANCIAL STATEMENTS -- continued

STATEMENTS OF CHANGES IN NET ASSETS

                                                              For the Six-Month
                                                                Period Ended      For the Fiscal
                                                              December 31, 2001     Year Ended
                                                                 (Unaudited)       June 30, 2001
                                                              -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................   $    10,560,924    $    35,230,937
  Net realized gain (loss) on investments...................            (1,104)             1,300
                                                               ---------------    ---------------
Net increase in net assets resulting from operations........        10,559,820         35,232,237
                                                               ---------------    ---------------
Transactions in beneficial interest:
  Contributions.............................................     1,483,716,446      3,332,202,386
  Withdrawals...............................................    (1,492,709,499)    (3,238,399,385)
                                                               ---------------    ---------------
Net increase (decrease) in net assets from transactions in
  beneficial interest.......................................        (8,993,053)        93,803,001
                                                               ---------------    ---------------
Total increase in net assets................................         1,566,767        129,035,238
NET ASSETS:
  Beginning of period.......................................       634,919,698        505,884,460
                                                               ---------------    ---------------
  End of period.............................................   $   636,486,465    $   634,919,698
                                                               ===============    ===============

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Premier Money Market Series (the "Series") is a series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust is contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. The Series values securities utilizing the amortized cost valuation method which is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.

  Federal Income Taxes. The Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Repurchase Agreements. The Series, through the Trust's custodian, receives delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  Other. Investment security transactions are accounted for on a trade date basis. The Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. RSMC, a wholly owned subsidiary of Wilmington Trust Corporation, provides investment advisory services to the Series. For its services, RSMC receives a fee of 0.20% of the Series' average daily net assets.

  RSMC has agreed to waive all or a portion of its advisory fee and reimburse expenses in an amount that will limit annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to not

WT INVESTMENT TRUST I -- PREMIER MONEY MARKET SERIES
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- continued

  more than 0.20% of the average daily net assets of the Series. This undertaking will remain in place until the Board of Trustees approves its termination.

  PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. FINANCIAL HIGHLIGHTS.

                                                     For the
                                                    Six-Month
                                                  Period Ended      For the Fiscal Years Ended June 30:
                                                December 31, 2001   -----------------------------------
                                                   (Unaudited)      2001   2000   1999   1998   1997(1)
                                                -----------------   ----   ----   ----   ----   -------
  Total Return................................        1.55%**       6.03%  5.80%   N/A    N/A     N/A
  Ratios to average net assets:
    Expenses
       Including expense limitations..........        0.20%*        0.20%  0.20%  0.16%  0.16%   0.16%*
       Excluding expense limitations..........        0.26%*        0.26%  0.26%  0.27%  0.27%   0.27%*
    Net investment income.....................        3.02%*        5.86%  5.66%  5.04%  5.50%   5.41%*

*   Annualized.
**  Not annualized.
(1) Commencement of operations March 1, 1997.
N/A Not available.

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Wilmington Premier Money Market Portfolio.

WPRE-SEMI-12/01

                                                                      WILMINGTON
                                                                           FUNDS

PREMIER PORTFOLIO

                  - PREMIER MONEY MARKET
                                  SEMI-ANNUAL
                               December 31, 2001

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2001, the Institutional Class of CRM Small Cap Value Fund and CRM Mid Cap Value Fund provided total returns of 26.47% and 19.42%, respectively. These results compare to 14.03% and 2.33% returns for the Russell 2000 Value and Russell Mid Cap Value, respectively.

During 2001, the world's three leading economies, those being the U.S., Europe and Japan, shrank together for the first time since 1974. The collapse in business investment compounded by the September 11 attacks pushed the U.S. into its first recession in a decade. The U.S. economy contracted at an annual rate of 1.1% in the third quarter, far greater than earlier expected, as cuts in inventories, a wider trade deficit and a smaller rise in government spending became evident. Unemployment rose in November to a six-year high of 5.7%. That same month the Federal Reserve cut interest rates by half a percentage point, followed by another quarter point in December, to bring overnight rates below 2%, their lowest levels in 40 years. This last cut marked the eleventh such rate cut in 2001. Corporate layoffs and salary freezes continued throughout the fourth quarter, with U.S. corporations trimming an estimated 40,000 employees between the Thanksgiving and Christmas holidays. Corporate bankruptcies also continued, with the most recent and widely publicized being Enron Corp. A late-year spending spree on homes and cars limited the damage of the worst holiday shopping season in at least 15 years, as retailers were seen slashing as much as 75% off the retail prices of existing goods in an effort to cut inventories and make room for new items at higher prices. Still, the stock market rebounded strongly from its September lows, with the S&P 500 Index gaining 10.69% during the fourth quarter. The market continued to favor value investing over growth during 2001, and smaller companies have fared better than larger capitalization stocks.

THE CRM SMALL CAP VALUE FUND had several stocks, such as D.R. Horton, Documentum, and Americredit, provide significant contribution to performance. D.R. Horton recovered nicely from $20 to $33 per share, as investors became more comfortable with the outlook for housing following September's tragic events. The company should continue to benefit from the low interest rate environment as well as a recently announced merger with Schuler Homes that offers the company tremendous cost savings. Documentum appreciated significantly, as third quarter revenues came in higher than expected. Americredit's stock price was quite volatile during the quarter, as the stock moved from $30 per share to $15 per share and then rebounded back to $30 per share. Fortunately, we initiated our position in the mid-$20's and continued to average our cost down as the short sellers attacked this controversial sub-prime auto lender. Americredit is a company that we know well, as we owned the stock successfully during 1999 and early 2000.

During the quarter a number of new purchases were made in addition to Americredit, such as Viasys Healthcare and AmerUS Group. As mentioned before, Americredit is the largest sub-prime auto lender in the country. The investor community has been concerned that the slowing economy will lead to higher loan default

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

rates. We believe that the 6-7x earnings multiple adequately reflects this risk for a company that has grown earnings more than 25% annually over the past five years and therefore have taken a contrary view from Wall Street. Viasys Healthcare was spun out of Thermo Electron in mid-November. The company has leading positions in the respiratory, critical care and neurology markets. Catalysts that should benefit the company include a new CEO, a refocusing of the business and a new public structure. AmerUS Group was initially purchased in the portfolios in early September, and we continued to add to the position through the fourth quarter. The company continues to grow its life insurance and annuity businesses through strong internal initiatives and accretive acquisitions. At under 10x 2002 earnings, the stock remains very inexpensive in our estimation.

THE CRM MID CAP VALUE FUND has recently benefited from two securities that suffered significant declines during the latter part of the third quarter. Circuit City Carmax and Embraer, our worst performing stocks in the third quarter, have both doubled in value since the end of September. After they sold off considerably, we actually added to our positions, which has been a rewarding decision. Subsequent to this performance and the general market rally, these companies have achieved our near-term price targets, and we have begun to sell our positions.

Two recent additions to the portfolio were Loews Corporation and EchoStar Communications. In both cases, we believe the catalysts are very strong and our risk is more one of time versus capital. In January 2002, Loews is expected to hold an initial public offering of a tracking stock in its Lorrillard tobacco subsidiary, unlocking the value of one of the world's most profitable tobacco companies on a per unit basis. EchoStar has agreed to acquire GM Hughes' Direct TV business, thereby forming the dominant satellite broadcasting company. The transaction with GM Hughes will take approximately a year to close. Our cost basis in EchoStar is $25 per share, the price at which the stock was trading prior to the announced acquisition. If the deal does not go through, we believe the stock will revert to the $25 per share level. If the transaction does pass regulatory requirements, EchoStar's stock could double or triple over the next two years. Echostar is typical in our stock selection process of the "asymmetrical" risk/reward characteristics that we strive to find.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

In spite of Congress' failure to pass an economic stimulus bill, there are signs that the U.S. economy might be on the threshold of recovery. These include record auto sales and mortgage applications, a smaller than expected contraction in industrial production, rising orders for many durable goods and a slowdown in the rate of decline in manufacturing. These trends suggest that the country may be lifted out of its recession by the middle of 2002. Even after the dramatic rebound in market valuations since September, we are very confident about the prospects of The CRM Funds as many of the holdings are still trading at large discounts to fair value. After a period of wide sector rotations, we believe 2002 will continue to favor stock selection as the market separates out the wheat from the chaff. With valuations in large cap stocks still on the high side, 2002 will likely require a certain degree of nimbleness to be successful. The one broad sector that might present opportunities is the energy sector, including utilities and independent power producers. The demise of Enron has created a period of turmoil and confusion that may provide an attractive buying opportunity.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value of $10,000 Investment section of this report.

The views in this report were those of the Funds' managers as of December 31, 2001 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following chart compares the Institutional Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 1/27/98. The Russell 2000 Index is an unmanaged capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                        Average Annual
                                           Six       --------------------
                                          Months     1 Year     Inception
                                          ------     ------     ---------
Small Cap Value Fund**                     2.13%     26.47%       10.78%
Russell 2000 Index                        (4.09)%     2.49%        5.09%
Russell 2000 Value Index                   3.39%     14.03%        7.56%

------------------------
* Returns for the Russell 2000 Index and Russell 2000 Value Index are based on an inception date of 1/31/98. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following chart compares the Institutional Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 1/6/98. The Russell MidCap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                        Average Annual
                                           Six       --------------------
                                          Months     1 Year     Inception
                                          ------     ------     ---------
Mid Cap Value Fund**                       8.32%     19.42%       20.08%
Russell MidCap Index                      (3.74)%    (5.62)%       8.20%
Russell MidCap Value Index                 0.48%      2.33%       12.31%

------------------------
* Returns for the Russell MidCap Index and Russell MidCap Value Index are based on an inception date of 1/31/96. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                               VALUE FUND    VALUE FUND
                                                              ------------   -----------
ASSETS
   Investment in Series, at value...........................  $338,301,666   $74,503,320
   Organizational costs (Note 2)............................            --         6,254
   Other assets.............................................        34,088         3,508
                                                              ------------   -----------
Total assets................................................   338,335,754    74,513,082
                                                              ------------   -----------
LIABILITIES
   Accrued expenses.........................................        50,490        12,711
                                                              ------------   -----------
Total liabilities...........................................        50,490        12,711
                                                              ------------   -----------
NET ASSETS..................................................  $338,285,264   $74,500,371
                                                              ============   ===========
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $273,393,636   $60,445,441
   Undistributed net investment income......................       606,937       113,793
   Accumulated net realized gain (loss).....................       900,740      (910,907)
   Net unrealized appreciation on investments...............    63,383,951    14,852,044
                                                              ------------   -----------
NET ASSETS..................................................  $338,285,264   $74,500,371
                                                              ============   ===========
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $161,105,326   $22,971,513
   Institutional Shares.....................................   177,179,938    51,528,858
                                                              ------------   -----------
                                                              $338,285,264   $74,500,371
                                                              ============   ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
 ($0.01 par value, unlimited authorized shares)
   Investor Shares..........................................     7,759,656     1,246,942
   Institutional Shares.....................................     8,376,380     2,786,873
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $20.76        $18.42
   Institutional Shares.....................................        $21.15        $18.49

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP     MID CAP
                                                              VALUE FUND    VALUE FUND
                                                              -----------   ----------
INVESTMENT INCOME
   Investment income from Series............................  $ 2,304,416   $  424,862
   Expenses from Series.....................................   (1,328,655)    (261,076)
                                                              -----------   ----------
     Net investment income from Series......................      975,761      163,786
                                                              -----------   ----------
EXPENSES
   Shareholder services-Investor Shares.....................      177,217       18,051
   Administration fees......................................       18,000       18,000
   Transfer agent services..................................       70,933       18,663
   Professional services....................................        7,799        5,784
   Registration fees........................................       33,776       23,567
   Accounting services......................................       18,000       18,000
   Custody fees.............................................        1,216        1,213
   Trustee fees and expenses................................        3,587        3,587
   Amortization of organizational costs.....................           --        2,745
   Printing.................................................       29,185        3,087
   Miscellaneous............................................        8,372        1,736
                                                              -----------   ----------
Total expenses..............................................      368,085      114,433
   Fees waived (Note 4).....................................           --      (31,142)
                                                              -----------   ----------
   Net expenses.............................................      368,085       83,291
                                                              -----------   ----------
NET INVESTMENT INCOME.......................................      607,676       80,495
                                                              -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from investments................    8,504,606     (806,777)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (1,537,136)   7,023,722
                                                              -----------   ----------
Net realized and unrealized gain on investments.............    6,967,470    6,216,945
                                                              -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 7,575,146   $6,297,440
                                                              ===========   ==========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $298,063,112   $173,912,895
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       607,676      1,788,066
   Net realized gain from investments.......................     8,504,606     17,583,147
   Net changes in unrealized appreciation/depreciation of
     investments............................................    (1,537,136)    58,872,570
                                                              ------------   ------------
     Net increase in net assets resulting from operations...     7,575,146     78,243,783
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (726,124)      (106,831)
   Net investment income -- Institutional Shares............      (793,246)      (162,604)
   Net realized gain on investments -- Investor Shares......   (10,345,341)    (3,638,546)
   Net realized gain on investments -- Institutional
     Shares.................................................   (11,301,651)    (5,538,096)
                                                              ------------   ------------
     Total distributions to shareholders....................   (23,166,362)    (9,446,077)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    68,181,463     62,131,001
   Sale of shares -- Institutional Shares...................    33,944,723     42,609,261
   Reinvestment of distributions -- Investor Shares.........    10,896,476      3,621,754
   Reinvestment of distributions -- Institutional Shares....    12,013,237      5,106,496
   Redemptions of shares -- Investor Shares.................   (44,477,118)   (27,263,812)
   Redemptions of shares -- Institutional Shares............   (24,745,413)   (30,852,189)
                                                              ------------   ------------
     Net increase from capital share transactions...........    55,813,368     55,352,511
                                                              ------------   ------------
     Total increase in net assets...........................    40,222,152    124,150,217
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $338,285,264   $298,063,112
                                                              ============   ============
Undistributed net investment income.........................  $    606,937   $  1,518,630
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     3,259,004      3,109,347
   Sale of shares -- Institutional Shares...................     1,630,442      2,265,786
   Reinvestment of distributions -- Investor Shares.........       537,037        218,837
   Reinvestment of distributions -- Institutional Shares....       581,192        303,597
   Redemptions of shares -- Investor Shares.................    (2,183,027)    (1,445,972)
   Redemptions of shares -- Institutional Shares............    (1,161,947)    (1,584,999)
                                                              ------------   ------------
     Net increase in shares.................................     2,662,701      2,866,596
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $50,776,935    $ 18,573,031
                                                              -----------    ------------
OPERATIONS
   Net investment income....................................       80,495         199,965
   Net realized gain (loss) from investments................     (806,777)      4,120,044
   Net change in unrealized appreciation/depreciation of
     investments............................................    7,023,722       6,364,046
                                                              -----------    ------------
     Net increase in net assets resulting from operations...    6,297,440      10,684,055
                                                              -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (29,373)         (4,612)
   Net investment income -- Institutional Shares............      (78,907)        (98,929)
   Net realized gain on investments -- Investor Shares......   (1,107,280)        (45,991)
   Net realized gain on investments -- Institutional
     Shares.................................................   (2,974,610)       (986,506)
                                                              -----------    ------------
     Total distributions to shareholders....................   (4,190,170)     (1,136,038)
                                                              -----------    ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................   10,915,164      11,689,919
   Sale of shares -- Institutional Shares...................   10,643,482      26,924,044
   Reinvestment of distributions -- Investor Shares.........    1,123,579          50,540
   Reinvestment of distributions -- Institutional Shares....    2,859,307         978,424
   Redemptions of shares -- Investor Shares.................   (1,545,529)       (622,145)
   Redemptions of shares -- Institutional Shares............   (2,379,837)    (16,364,895)
                                                              -----------    ------------
     Net increase from capital share transactions...........   21,616,166      22,655,887
                                                              -----------    ------------
     Total increase in net assets...........................   23,723,436      32,203,904
                                                              -----------    ------------
NET ASSETS -- END OF PERIOD.................................  $74,500,371    $ 50,776,935
                                                              ===========    ============
Undistributed net investment income.........................  $   113,793    $    141,578
                                                              ===========    ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................      616,299         682,787
   Sale of shares -- Institutional Shares...................      626,951       1,647,105
   Reinvestment of distributions -- Investor Shares.........       62,910           3,310
   Reinvestment of distributions -- Institutional Shares....      159,567          64,033
   Redemptions of shares -- Investor Shares.................      (90,755)        (27,609)
   Redemptions of shares -- Institutional Shares............     (133,988)       (979,058)
                                                              -----------    ------------
     Net increase in shares.................................    1,240,984       1,390,568
                                                              ===========    ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                     SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
                                         ---------------------------------------------------------------------
                                          SIX-MONTH
                                         PERIOD ENDED
                                         DECEMBER 31,   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                             2001        JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                         (UNAUDITED)       2001        2000+        1999(B)+       1998(A)+
                                         ------------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period..............................    $  22.29      $  16.49     $  15.11      $ 13.72        $  15.99
                                           --------      --------     --------      -------        --------
Investment operations
   Net investment income (loss)........        0.05          0.16        (0.09)        0.01            0.01
   Net realized and unrealized gain
     (loss) on investments on
     investments.......................        0.39          6.47         1.47         1.38           (2.28)
                                           --------      --------     --------      -------        --------
Total from investment operations.......        0.44          6.63         1.38         1.39           (2.27)
                                           --------      --------     --------      -------        --------
Distributions to shareholders
   From net investment income..........       (0.10)        (0.02)          --           --              --
   From net realized gain on
     investments.......................       (1.48)        (0.81)          --           --              --
   Return of capital...................          --            --           --           --(c)           --
                                           --------      --------     --------      -------        --------
Total distributions to shareholders....       (1.58)        (0.83)          --           --              --
                                           --------      --------     --------      -------        --------
Net asset value -- End of Period.......    $  21.15      $  22.29     $  16.49      $ 15.11        $  13.72
                                           ========      ========     ========      =======        ========
Total Return...........................       2.13%(d)     41.88%        9.13%       10.16%(d)     (14.20)%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver............................       1.01%(e)      1.02%        1.09%        1.08%(e)        1.15%(e)
   Expenses, excluding reimbursement/
     waiver............................       1.01%(e)      1.02%        1.09%        1.09%(e)        1.23%(e)
   Net investment income (loss),
     including reimbursement/waiver....       0.52%(e)      0.92%      (0.56)%        0.11%(e)        0.08%(e)
Portfolio turnover rate................         32%(d)        90%          96%          64%             57%
Net assets at the end of period (000's
   omitted)............................    $177,180      $163,285     $104,562      $90,051        $ 48,246

+ Effective November 1, 1999, The CRM Funds - Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not Annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                      MID CAP VALUE FUND -- INSTITUTIONAL SHARES
                                         ---------------------------------------------------------------------
                                          SIX-MONTH
                                         PERIOD ENDED
                                         DECEMBER 31,   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                             2001        JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                         (UNAUDITED)       2001        2000+        1999(B)+       1998(A)+
                                         ------------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period..............................    $ 18.19       $ 13.25      $ 11.13        $ 9.67         $ 10.00
                                           -------       -------      -------        ------         -------
Investment operations
   Net investment income...............       0.03          0.09         0.05          0.02            0.05
   Net realized and unrealized gain
     (loss) on investments.............       1.45          5.48         2.09          1.53           (0.38)
                                           -------       -------      -------        ------         -------
Total from investment operations.......       1.48          5.57         2.14          1.55           (0.33)
                                           -------       -------      -------        ------         -------
Distributions to shareholders
   From net investment income..........      (0.03)        (0.06)       (0.02)        (0.05)             --
   From net realized gain on
     investments.......................      (1.15)        (0.57)          --         (0.04)             --
                                           -------       -------      -------        ------         -------
Total distributions to shareholders....      (1.18)        (0.63)       (0.02)        (0.09)             --
                                           -------       -------      -------        ------         -------
Net asset value -- End of Period.......    $ 18.49       $ 18.19      $ 13.25        $11.13         $  9.67
                                           =======       =======      =======        ======         =======
Total Return...........................      8.32%(c)     42.88%       19.30%        16.11%(c)      (3.30)%(c)
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver............................      1.15%(d)      1.15%        1.15%         1.15%(d)        1.15%(d)
   Expenses, excluding reimbursement/
     waiver............................      1.25%(d)      1.53%        2.20%         2.85%(d)        4.16%(d)
   Net investment income (loss),
     including reimbursement/waiver....      0.36%(d)      0.66%        0.44%         0.22%(d)        0.84%(d)
Portfolio turnover rate................        60%(c)       163%         274%          118%             78%
Net assets at the end of period (000's
   omitted)............................    $51,529       $38,823      $18,573        $9,887         $ 5,338

+ Effective November 1, 1999, The CRM Funds - Mid Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period January 6, 1998 (inception of Institutional Share class) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Not Annualized.
(d)Annualized.
(e)Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund and CRM Mid Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds currently offer two class of shares: Investor Shares and Institutional Shares. Information regarding the Investor Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Deferred Organization Costs. Organization costs incurred by the Funds have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each Fund commenced operations.

   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

   Distributions to Shareholders. Distributions, if any, to shareholders of the Funds are declared and paid to shareholders annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series, financial statements.

   PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Funds.

   PFPC also serves as transfer agent and dividend disbursing agent of the Funds pursuant to a separate Transfer Agency Agreement with the Company on behalf of the Funds.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of each Fund's Institutional Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

--------------------------------------------------------------------------------

                                 THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (91.0%)
AMUSEMENT & RECREATION (1.5%)
   702,100  Trans World Entertainment
              Corp.*.......................  $  5,335,960
                                             ------------
CONSUMER PRODUCTS (1.3%)
   321,300  Central Garden & Pet Co.*......     2,718,198
   187,800  Playtex Products, Inc.*........     1,831,050
                                             ------------
                                                4,549,248
                                             ------------
COMMUNICATION & BROADCASTING (3.2%)
Broadcast Media (1.5%)
   212,900  Emmis Communications Corp. --
              Class A*(a)..................     5,032,956
                                             ------------
Broadcasting & Publishing (1.7%)
   168,000  Meredith Corp. ................     5,989,200
                                             ------------
                                               11,022,156
                                             ------------
COMPUTER SERVICES (5.4%)
   205,100  Perot Systems Corp.*(a)........     4,188,142
   688,900  Quantum Corp.-DLT & Storage
              Systems*.....................     6,785,665
   489,400  Systems & Computer Technology
              Corp.*.......................     5,060,396
   194,600  Transaction Systems Architects,
              Inc.*........................     2,385,796
                                             ------------
                                               18,419,999
                                             ------------
ELECTRIC, GAS & WATER UTILITIES (2.5%)
   490,900  Western Resources, Inc.........     8,443,480
                                             ------------
FINANCE & INSURANCE (14.6%)
Insurance Carriers (5.6%)
   209,600  AmerUs Group Co................     7,512,065
    49,000  Everest Re Group, Ltd. ........     3,464,300
   450,900  First American Corp.(a)........     8,449,866
                                             ------------
                                               19,426,231
                                             ------------
Investment Advice (0.6%)
    77,300  W.P. Stewart & Co., Ltd. ......     2,025,260
                                             ------------
Leasing (0.8%)
    80,700  GATX Corp. ....................     2,624,364
                                             ------------
Savings, Credit & Other Financial Institutions (6.8%)
   349,900  AmeriCredit Corp.*(a)..........    11,039,345
   741,828  Bay View Capital Corp.*........     5,437,599
   293,122  New York Community Bancorp,
              Inc. ........................     6,703,700
                                             ------------
                                               23,180,644
                                             ------------
State & National Banks (0.8%)
   111,000  Community First Bankshares,
              Inc. ........................     2,851,590
                                             ------------
                                               50,108,089
                                             ------------
FOOD & BEVERAGE (2.0%)
   273,500  Interstate Bakeries Corp. .....     6,613,230
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
HEALTHCARE (8.8%)
    83,000  Albany Molecular Research,
              Inc.*........................  $  2,198,670
   100,100  Dentsply International,
              Inc. ........................     5,025,020
   355,700  Edwards Lifesciences
              Corp.*(a)....................     9,827,991
    85,700  INAMED Corp.*..................     2,576,999
   621,100  Laser Vision Centers, Inc.*....     1,285,677
   517,300  U.S. Oncology, Inc.*...........     3,900,442
   267,200  Viasys Healthcare, Inc.*.......     5,400,112
                                             ------------
                                               30,214,911
                                             ------------
MANUFACTURING (15.3%)
Automotive Parts-Equipment (1.8%)
   164,900  Lear Corp.*....................     6,289,286
                                             ------------
Carpets & Rugs (1.2%)
    73,200  Mohawk Industries, Inc.*(a)....     4,017,216
                                             ------------
Diversified-Manufacturing Industries (0.0%)
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
Electrical Equipment (1.5%)
   114,000  EMCOR Group, Inc.*.............     5,175,600
                                             ------------
Electronics (3.3%)
   105,400  Photronics, Inc.*(a)...........     3,304,290
   375,400  Thomas & Betts Corp.(a)........     7,939,710
                                             ------------
                                               11,244,000
                                             ------------
General Construction-Single Homes (2.7%)
   285,192  D.R. Horton, Inc.(a)...........     9,257,332
                                             ------------
Machine Tools (1.6%)
   136,100  Kennametal, Inc................     5,480,747
                                             ------------
Machinery & Heavy Equipment (1.6%)
   321,300  Terex Corp.*...................     5,635,602
                                             ------------
Telecommunications Equipment (1.6%)
   265,300  CommScope, Inc.*...............     5,642,931
                                             ------------
                                               52,742,714
                                             ------------
OIL & GAS (2.3%)
Oil & Gas Exploration (1.1%)
   252,400  Nuevo Energy Co.*..............     3,786,000
                                             ------------
Oil Field Machinery & Equipment (1.2%)
   176,300  FMC Technologies, Inc.*(a).....     2,900,135
    65,900  National Oilwell, Inc.*(a).....     1,358,199
                                             ------------
                                                4,258,334
                                             ------------
                                                8,044,334
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (4.7%)
 1,423,400  Ventas, Inc....................    16,369,100
                                             ------------
SERVICES (15.9%)
Advertising (3.7%)
   437,500  R.H. Donnelley Corp.*..........    12,709,375
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Business Services (6.9%)
   179,400  American Management Services,
              Inc.*........................  $  3,243,552
    93,650  ChoicePoint, Inc.*(a)..........     4,747,119
   386,900  Forrester Research, Inc.*......     7,792,166
   368,800  Moore Corp., Ltd.*.............     3,503,600
   203,900  Watson Wyatt & Co. Holdings*...     4,445,020
                                             ------------
                                               23,731,457
                                             ------------
Educational Services (0.8%)
    63,400  Corinthian Colleges, Inc.*.....     2,592,426
                                             ------------
Hotels, Other Lodging Places (1.8%)
   573,200  Prime Hospitality Corp.*.......     6,333,860
                                             ------------
Sanitary Services (2.7%)
   630,393  Casella Waste Systems, Inc.*...     9,336,120
                                             ------------
                                               54,703,238
                                             ------------
TRANSPORTATION (2.1%)
Air Freight Services (0.8%)
   202,700  EGL, Inc.*(a)..................     2,827,665
                                             ------------
Railroad (1.3%)
   305,900  RailAmerica, Inc.*.............     4,423,314
                                             ------------
                                                7,250,979
                                             ------------
WHOLESALE & RETAIL TRADE (11.4%)
Footware and Related Apparel (1.1 %)
   122,800  Footstar, Inc.*(a).............     3,843,640
                                             ------------
Miscellaneous Retail Stores (1.9%)
   215,500  Dollar Tree Stores, Inc.*(a)...     6,661,105
                                             ------------
Retail Apparel & Accessory Stores (5.9%)
    79,300  AnnTaylor Stores Corp.*(a).....     2,775,500
    70,100  Coach, Inc.*(a)................     2,732,498
   333,400  Kenneth Cole Productions,
              Inc.*........................     5,901,180
   251,100  Quiksilver, Inc.*..............     4,318,920
   169,300  Tommy Hilfiger Corp.*..........     2,327,875
   282,800  United Retail Group, Inc.*.....     2,163,420
                                             ------------
                                               20,219,393
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Retail Direct Marketing (1.1%)
   195,700  ValueVision International,
              Inc. -- Class A*.............  $  3,833,763
                                             ------------
Retail Eating & Drinking Places (1.3%)
   101,700  CEC Entertainment, Inc.*.......     4,412,763
                                             ------------
Retail Hair Salons (0.1%)
    19,800  Regis Corp.....................       510,444
                                             ------------
                                               39,481,108
                                             ------------
TOTAL COMMON STOCK (COST $249,914,215).....
                                              313,298,546
                                             ------------
SHORT-TERM INVESTMENTS (5.8%)
20,087,735  Sansom Street Fund -- Money
              Market Portfolio
  (COST $20,087,735).......................
                                               20,087,735
                                             ------------
   PAR
----------
COMMERCIAL PAPER (0.6%)
$2,000,000  Greenwich Funding, 1.95%,
              01/10/02.....................     1,999,025
                                             ------------
TOTAL COMMERCIAL PAPER (COST $1,999,025)...
                                                1,999,025
                                             ------------
U.S. TREASURY BILLS (2.6%)
 3,000,000  U.S. Treasury Bills, 1.77%,
              01/03/02.....................     2,999,705
 3,000,000  U.S. Treasury Bills, 1.69%,
              01/17/02.....................     2,997,747
 3,000,000  U.S. Treasury Bills, 1.75%,
              01/24/02.....................     2,996,655
                                             ------------
TOTAL U.S. TREASURY BILLS (COST
  $8,994,107)..............................     8,994,107
                                             ------------
TOTAL INVESTMENTS (100.0%) (COST
  $280,995,082)+...........................
                                             $344,379,413
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $53,955,746).......................
                                             $ 53,955,746
                                             ============

*  Non-income producing security.
(a)Security partially or fully on loan.
+ The cost for Federal income tax purposes was $280,995,082. At December 31, 2001, net unrealized appreciation was $63,384,331. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $73,535,740, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,151,409.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
COMMON STOCK (90.9%)
AEROSPACE AND DEFENSE (3.4%)
Aerospace (2.1%)
    71,100  Embraer-Empresa Brasileira
              ADR...........................  $ 1,573,443
                                              -----------
Defense (1.3%)
    11,400  L-3 Communications Holdings,
              Inc.*(a)......................    1,026,000
                                              -----------
                                                2,599,443
                                              -----------
COMMUNICATION & BROADCASTING (7.7%)
    26,100  Cablevision Systems Corp.(a)....    1,238,445
    59,500  Cablevision Systems Corp. --
              Rainbow Media Group(a)........    1,469,650
    72,300  Echostar Communications
              Corp.(a)......................    1,986,081
    44,500  Sprint Corp -- PCS Group(a).....    1,086,245
                                              -----------
                                                5,780,421
                                              -----------
ELECTRIC GAS, & WATER UTILITIES (1.8%)
    26,500  Allete, Inc.(a).................      667,800
    36,200  Pacific Gas & Electric, Inc.....      696,488
                                              -----------
                                                1,364,288
                                              -----------
FINANCE & INSURANCE (16.1%)
Insurance Agents, Brokers & Services (1.4%)
    44,000  Willis Group Holdings,
              Ltd.*(a)......................    1,036,200
                                              -----------
Insurance Carriers (3.8%)
    44,100  AON Corp.(a)....................    1,566,432
    18,000  Everest Re Group, Ltd. .........    1,272,600
                                              -----------
                                                2,839,032
                                              -----------
Investment Advice (1.1%)
     2,600  Federated Investors,
              Inc. -- Class B...............       82,888
    20,400  T Rowe Price Group, Inc. .......      708,492
                                              -----------
                                                  791,380
                                              -----------
Savings, Credit & Other Financial Institutions (5.2%)
    56,900  Americredit Corp. ..............    1,795,195
    37,952  Charter One Financial, Inc......    1,030,397
    33,150  Washington Mutual, Inc.(a)......    1,084,005
                                              -----------
                                                3,909,597
                                              -----------
State & National Banks (4.6%)
    17,900  Bank of New York Co., Inc.(a)...      730,320
    37,700  Huntington Bancshares, Inc. ....      648,063
    58,500  North Fork Bancorporation,
              Inc. .........................    1,871,415
     6,600  Unionbancal Corp. ..............      250,800
                                              -----------
                                                3,500,598
                                              -----------
                                               12,076,807
                                              -----------
HEALTHCARE (13.8%)
    26,200  Anthem, Inc. ...................    1,296,900
    21,000  Applera Corp.(a)................      824,670
    59,800  Boston Scientific Corp.*........    1,442,376

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
HEALTHCARE (CONTINUED)
    31,200  Guidant, Inc. ..................  $ 1,553,760
    45,000  ICN Pharmaceuticals, Inc.(a)....    1,507,500
    62,500  Omnicare, Inc. .................    1,555,000
    19,000  Wellpoint Health Networks,
              Inc.*(a)......................    2,220,150
                                              -----------
                                               10,400,356
                                              -----------
MANUFACTURING (6.2%)
Consumer Products (1.5%)
    24,900  Avon Products, Inc.(a)..........    1,157,850
                                              -----------
Electronics (1.5%)
     2,800  Amphenol Corp. -- Class A*......      134,540
    35,600  Molex, Inc. -- Class A..........      962,980
                                              -----------
                                                1,097,520
                                              -----------
Laboratory Analytical Equipment (0.7%)
     8,600  Millipore Corp. ................      522,020
                                              -----------
Precision Instruments (2.5%)
    41,900  Beckman Coulter, Inc. ..........    1,856,170
                                              -----------
                                                4,633,560
                                              -----------
MINING (6.0%)
    70,800  Arch Coal, Inc. ................    1,607,160
    30,000  CONSOL Energy, Inc. ............      745,200
   104,700  Massey Energy Co. ..............    2,170,431
                                              -----------
                                                4,522,791
                                              -----------
OIL & GAS (5.7%)
    70,500  Dynegy, Inc. ...................    1,797,750
    33,200  Kinder Morgan, Inc. ............    1,848,908
    25,100  PanCanadian Energy Corp. .......      652,600
                                              -----------
                                                4,299,258
                                              -----------
SERVICES (17.6%)
Business Services (10.3%)
    70,200  Accenture, Ltd. ................    1,889,784
    51,700  Acxiom Corp.*(a)................      903,199
    99,700  Cendant Corp.*(a)...............    1,955,117
   197,600  IKON Office Solutions, Inc. ....    2,309,944
    30,800  Viad Corp. .....................      729,344
                                              -----------
                                                7,787,388
                                              -----------
Cruise Lines (1.4%)
    37,300  Carnival Corp.(a)...............    1,047,384
                                              -----------
Diversified Commercial Services (3.1%)
    42,500  Loews Corp. ....................    2,353,650
                                              -----------
Printing & Publishing (1.3%)
    16,600  McGraw-Hill Cos., Inc. .........    1,012,268
                                              -----------
Travel Services (1.5%)
    25,900  Sabre Group Holdings,
              Inc.*(a)......................    1,096,865
                                              -----------
                                               13,297,555
                                              -----------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
WHOLESALE & RETAIL TRADE (12.6%)
    35,900  AFC Enterprises.................  $ 1,019,201
   174,700  AutoNation, Inc.*(a)............    2,154,051
   170,200  Circuit City Stores,
              Inc. -- CarMax Group*.........    3,870,348
    48,800  Dollar Tree Stores, Inc.*.......    1,508,408
    46,800  Toys "R" Us, Inc.*(a)...........      970,632
                                              -----------
                                                9,522,640
                                              -----------
TOTAL COMMON STOCK (COST $53,644,522).......
                                               68,497,119
                                              -----------
SHORT-TERM INVESTMENTS (5.8%)
 4,388,725  Sansom Street Fund -- Money
              Market Fund
  (COST $4,388,725).........................
                                                4,388,725
                                              -----------
                                                MARKET
   PAR                                           VALUE
----------                                    -----------
U.S. AGENCY OBLIGATIONS (3.3%)
US Treasury Bills (3.3%)
$1,000,000  US Treasury Bill, 1.77%,
              01/03/02......................  $   999,901
 1,000,000  US Treasury Bill, 1.66%,
              01/10/02......................      999,585
   500,000  US Treasury Bill, 1.75%,
              01/24/02......................      499,443
                                              -----------
                                                2,498,929
                                              -----------
TOTAL U.S. AGENCY OBLIGATIONS (COST
  $2,498,929)...............................    2,498,929
                                              -----------
TOTAL INVESTMENTS (100.0%) (COST
  $60,532,176)+.............................  $75,384,773
                                              ===========
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $24,781,280)........................
                                              $24,781,280
                                              ===========

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $60,532,176. At December 31, 2001, net unrealized appreciation was $14,852,597. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $15,166,322, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $313,725.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
ASSETS
    Investments
      Investments, at cost..................................  $280,995,082   $ 60,532,176
      Net unrealized appreciation...........................    63,384,331     14,852,597
                                                              ------------   ------------
    Total investments, at value.............................   344,379,413     75,384,773
    Securities lending collateral...........................    53,955,746     24,781,280
    Receivable for securities sold..........................       255,855        591,714
    Receivable for Contributions............................     1,193,177        329,599
    Interest and dividends receivable.......................       580,163         40,059
                                                              ------------   ------------
Total assets................................................   400,364,354    101,127,425
                                                              ------------   ------------
LIABILITIES
    Obligation to return securities lending collateral......    53,955,746     24,781,280
    Payable for securities purchased........................     7,087,866      1,778,980
    Payable for Withdrawals.................................       768,153             --
    Accrued management fee..................................       204,295         43,445
    Other accrued expenses..................................        44,886         18,256
                                                              ------------   ------------
Total liabilities...........................................    62,060,946     26,621,961
                                                              ------------   ------------
NET ASSETS..................................................  $338,303,408   $ 74,505,464
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP
                                                              VALUE SERIES   VALUE SERIES
                                                              ------------   ------------
INVESTMENT INCOME
   Dividends................................................  $ 1,879,462     $  322,149
   Interest.................................................      379,920     $   81,118
   Securities lending.......................................       45,047         21,610
                                                              -----------     ----------
Total investment income.....................................    2,304,429        424,877
                                                              -----------     ----------
EXPENSES
   Investment advisory fees.................................    1,129,400        211,386
   Administration fees......................................      150,587         28,185
   Professional services....................................       12,441          8,256
   Accounting services......................................        8,613          2,366
   Custody fees.............................................       25,951          9,672
   Trustee fees and expenses................................        1,215          1,215
   Miscellaneous............................................          454              4
                                                              -----------     ----------
Total expenses..............................................    1,328,661        261,084
                                                              -----------     ----------
NET INVESTMENT INCOME.......................................      975,768        163,793
                                                              -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from investments................    8,504,670       (806,741)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (1,537,167)     7,023,847
                                                              -----------     ----------
Net realized and unrealized gain on investments.............    6,967,503      6,217,106
                                                              -----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ 7,943,271     $6,380,899
                                                              ===========     ==========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                SMALL CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $298,121,714   $173,997,386
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       975,768      2,279,718
   Net realized gain from investments.......................     8,504,670     17,583,267
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,537,167)    58,872,939
                                                              ------------   ------------
     Net increase in net assets resulting from operations...     7,943,271     78,735,924
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................   102,126,186    104,740,262
   Withdrawals..............................................   (69,887,763)   (59,351,858)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    32,238,423     45,388,404
                                                              ------------   ------------
     Total increase in net assets...........................    40,181,694    124,124,328
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $338,303,408   $298,121,714
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE SERIES
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,     YEAR ENDED
                                                                  2001          JUNE 30,
                                                              (UNAUDITED)         2001
                                                              ------------    ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $50,782,808     $ 18,550,860
                                                              -----------     ------------
OPERATIONS
   Net investment income....................................      163,793          264,908
   Net realized gain (loss) from investments................     (806,741)       4,121,558
   Net change in unrealized appreciation/depreciation of
     investments............................................    7,023,847        6,364,338
                                                              -----------     ------------
     Net increase in net assets resulting from operations...    6,380,899       10,750,804
                                                              -----------     ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................   21,570,702       38,837,155
   Withdrawals..............................................   (4,228,945)     (17,356,011)
                                                              -----------     ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................   17,341,757       21,481,144
                                                              -----------     ------------
     Total increase in net assets...........................   23,722,656       32,231,948
                                                              -----------     ------------
NET ASSETS -- END OF PERIOD.................................  $74,505,464     $ 50,782,808
                                                              ===========     ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series and Mid Cap Value Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded in the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.15% of average daily net assets of the Institutional Shares of the CRM Small Cap Value Fund and CRM Mid Cap Value Fund. This undertaking will remain in place until November 1, 2010.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

   Wilmington Trust Company serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participate in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No Amounts were outstanding at December 31, 2001, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities, pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   At December 31, 2001, the market value of securities on loan for the Small Cap Value and Mid Cap Value Series was $51,561,526 and $23,889,772, respectively, and the market value of the related collateral was $53,955,746 and $24,781,280, respectively. The securities on loan were collateralized by the following:

                                                                 Small Cap Value   Mid Cap Value
                                                                     Series           Series
                                                                 ---------------   -------------
   Samson Street Fund -- Money Market Portfolio,
     2.214864% due 1/2/02......................................   $ 45,682,138     $ 17,668,084
   American Century FRN, 3.60% due 8/16/02.....................      2,601,992               --
   Chase Manhattan Bank TD, 1.125% due 1/2/02..................        619,493          552,703
   First Union FRCD, 5.6975% due 2/6/02........................         94,287          298,211
   First Union FRN, 4.05125% due 5/17/02.......................             --          503,946
   First Union FRN, 4.07% due 5/21/02..........................         53,535          372,528
   Links Finance, 3.76% due 1/25/02............................             --        1,770,404
   Morgan Stanley FRN, 2.52% due 2/11/02.......................        111,575        1,148,574
   Morgan Stanley Repo, 1.35% due 1/2/02.......................             --          276,667
   Sigma Finance FRN, 3.4675% due 2/13/02......................      4,792,726        2,190,163
                                                                  ------------     ------------
                                                                  $ 53,955,746     $ 24,781,280
                                                                  ============     ============

6. INVESTMENT SECURITIES TRANSACTIONS. During the period ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                 Small Cap Value   Mid Cap Value
                                                                     Series           Series
                                                                 ---------------   -------------
   Purchases...................................................   $113,908,204     $ 48,616,996
   Sales.......................................................     89,433,417       30,204,235

7. FINANCIAL HIGHLIGHTS.

                                                                       Small Cap Value Series
                                                            --------------------------------------------
                                                             Six-Month                    For the Period
                                                               Period                      November 1,
                                                               Ended       For the Year      1999(1)
                                                            December 31,      Ended          through
                                                                2001         June 30,        June 30,
                                                            (Unaudited)        2001            2000
                                                            ------------   ------------   --------------
   Total Return...........................................      2.11%**       42.27%          19.70%**
   Ratios to Average Net Assets:
     Expenses.............................................      0.89%*         0.90%           0.87%*
     Net investment income................................      0.65%*         1.05%          (0.32)%*
   Portfolio Turnover Rate................................        32%**          90%             65%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Mid Cap Value Series
                                                           --------------------------------------------
                                                            Six-Month                    For the Period
                                                              Period                      November 1,
                                                              Ended       For the Year      1999(1)
                                                           December 31,      Ended          through
                                                               2001         June 30,        June 30,
                                                           (Unaudited)        2001            2000
                                                           ------------   ------------   --------------
   Total Return..........................................      8.41%**       43.18%           37.80%**
   Ratios to Average Net Assets:
     Expenses............................................      0.93%*         0.99%            1.10%*
     Net investment income...............................      0.58%*         0.82%            0.52%*
   Portfolio Turnover Rate...............................        60%**         163%             202%

(1)Commencement of operations.
*  Annualized.
** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
PFPC Inc
400 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINST SAIR
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                              Institutional Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2001

                             [W56385A1.eps GRAPHIC]
THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

                                 THE CRM FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   FUND AND SHAREHOLDER ACCOUNT INFORMATION:

                                   PFPC, Inc.
                                 P.O. Box 8742
                              Wilmington, DE 19899
                                 (800) CRM-2883
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT                                             DECEMBER 31, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

For the twelve month period ending December 31, 2001, the Investor Class of CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund provided total returns of 26.34%, 19.06% and -5.63% respectively. These results compare to 14.03%, 2.33% and -5.59% returns for the Russell 2000 Value, Russell Mid Cap Value and Russell 1000 Value, respectively.

During 2001, the world's three leading economies, those being the U.S., Europe and Japan, shrank together for the first time since 1974. The collapse in business investment compounded by the September 11 attacks pushed the U.S. into its first recession in a decade. The U.S. economy contracted at an annual rate of 1.1% in the third quarter, far greater than earlier expected, as cuts in inventories, a wider trade deficit and a smaller rise in government spending became evident. Unemployment rose in November to a six-year high of 5.7%. That same month the Federal Reserve cut interest rates by half a percentage point, followed by another quarter point in December, to bring overnight rates below 2%, their lowest levels in 40 years. This last cut marked the eleventh such rate cut in 2001. Corporate layoffs and salary freezes continued throughout the fourth quarter, with U.S. corporations trimming an estimated 40,000 employees between the Thanksgiving and Christmas holidays. Corporate bankruptcies also continued, with the most recent and widely publicized being Enron Corp. A late-year spending spree on homes and cars limited the damage of the worst holiday shopping season in at least 15 years, as retailers were seen slashing as much as 75% off the retail prices of existing goods in an effort to cut inventories and make room for new items at higher prices. Still, the stock market rebounded strongly from its September lows, with the S&P 500 Index gaining 10.69% during the fourth quarter. The market continued to favor value investing over growth during 2001, and smaller companies have fared better than larger capitalization stocks.

THE CRM SMALL CAP VALUE FUND had several stocks, such as D.R. Horton, Documentum, and Americredit, provide significant contribution to performance. D.R. Horton recovered nicely from $20 to $33 per share, as investors became more comfortable with the outlook for housing following September's tragic events. The company should continue to benefit from the low interest rate environment as well as a recently announced merger with Schuler Homes that offers the company tremendous cost savings. Documentum appreciated significantly, as third quarter revenues came in higher than expected. Americredit's stock price was quite volatile during the quarter, as the stock moved from $30 per share to $15 per share and then rebounded back to $30 per share. Fortunately, we initiated our position in the mid-$20's and continued to average our cost down as the short sellers attacked this controversial sub-prime auto lender. Americredit is a company that we know well, as we owned the stock successfully during 1999 and early 2000.

During the quarter a number of new purchases were made in addition to Americredit, such as Viasys Healthcare and AmerUS Group. As mentioned before, Americredit is the largest sub-prime auto lender in the country. The investor community has been concerned that the slowing economy will lead to higher loan default rates. We believe that the 6-7x earnings multiple adequately reflects this risk for a company that has grown
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

earnings more than 25% annually over the past five years and therefore have taken a contrary view from Wall Street. Viasys Healthcare was spun out of Thermo Electron in mid-November. The company has leading positions in the respiratory, critical care and neurology markets. Catalysts that should benefit the company include a new CEO, a refocusing of the business and a new public structure. AmerUS Group was initially purchased in the portfolios in early September, and we continued to add to the position through the fourth quarter. The company continues to grow its life insurance and annuity businesses through strong internal initiatives and accretive acquisitions. At under 10x 2002 earnings, the stock remains very inexpensive in our estimation.

THE CRM MID CAP VALUE FUND has recently benefited from two securities that suffered significant declines during the latter part of the third quarter. Circuit City Carmax and Embraer, our worst performing stocks in the third quarter, have both doubled in value since the end of September. After they sold off considerably, we actually added to our positions, which has been a rewarding decision. Subsequent to this performance and the general market rally, these companies have achieved our near-term price targets, and we have begun to sell our positions.

Two recent additions to the portfolio were Loews Corporation and EchoStar Communications. In both cases, we believe the catalysts are very strong and our risk is more one of time versus capital. In January 2002, Loews is expected to hold an initial public offering of a tracking stock in its Lorrillard tobacco subsidiary, unlocking the value of one of the world's most profitable tobacco companies on a per unit basis. EchoStar has agreed to acquire GM Hughes' Direct TV business, thereby forming the dominant satellite broadcasting company. The transaction with GM Hughes will take approximately a year to close. Our cost basis in EchoStar is $25 per share, the price at which the stock was trading prior to the announced acquisition. If the deal does not go through, we believe the stock will revert to the $25 per share level. If the transaction does pass regulatory requirements, EchoStar's stock could double or triple over the next two years. Echostar is typical in our stock selection process of the "asymmetrical" risk/reward characteristics that we strive to find.

THE CRM LARGE CAP VALUE FUND had several stocks perform well in the fourth quarter, such as Accenture and Cendant which were also the Fund's top performers for the year. Accenture, one of the world's largest consulting and outsourcing firms (formerly Anderson Consulting), had its initial public offering in July at $14/share. Accenture's earnings estimates increased after reporting a solid third quarter, causing us to recently trim our position at $26/share. Cendant's core businesses are travel related, including franchising of various hotel brands. The company is also heavily involved in mortgage banking and residential real estate sales. After suffering through a well-publicized accounting fraud and subsequent class action shareholder suits, Cendant appears to be back on track to produce consistent results. The stock dropped sharply in September due to travel industry exposure, thus providing us with an excellent investment opportunity. We increased our position when the stock was trading at 10x next year's earnings estimates, and have seen a 50% appreciation in price since then.

One of our newest holdings in the CRM Large Cap Value Fund is Dynegy, which suffered from the inevitable fallout surrounding Enron. We believe the company's business model is more conservative than its competitors, given its control over power generation in Illinois. Dynegy's recent equity offering and absence of undisclosed off-balance sheet financing should enable the company to maintain its credit rating and take advantage of the void Enron's departure has left in the marketplace.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

In spite of Congress' failure to pass an economic stimulus bill, there are signs that the U.S. economy might be on the threshold of recovery. These include record auto sales and mortgage applications, a smaller than expected contraction in industrial production, rising orders for many durable goods and a slowdown in the rate of decline in manufacturing. These trends suggest that the country may be lifted out of its recession by the middle of 2002. Even after the dramatic rebound in market valuations since September, we are very confident about the prospects of The CRM Funds as many of the holdings are still trading at large discounts to fair value. After a period of wide sector rotations, we believe 2002 will continue to favor stock selection as the market separates out the wheat from the chaff. With valuations in large cap stocks still on the high side, 2002 will likely require a certain degree of nimbleness to be successful. The one broad sector that might present opportunities is the energy sector, including utilities and independent power producers. The demise of Enron has created a period of turmoil and confusion that may provide an attractive buying opportunity.

Sincerely,

CRM Funds


            /s/ Ronald H. McGlynn                              /s/ Robert J. Christian
            Ronald H. McGlynn                                  Robert J. Christian
            President and CEO                                  President
            Cramer Rosenthal McGlynn, LLC                      WT Mutual Fund

During the period certain fees and expenses were waived by the Funds' service providers. Without these waivers total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value of $10,000 Investment section of this report.

The views in this report were those of the Funds' managers as of December 31, 2001 and may not reflect the views of the managers on the date of this report is first published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

Past performance is not guarantee of future results.
--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following chart compares the Investor Shares of the CRM Small Cap Value Fund ("Fund") with the performance of the Russell 2000 Index and Russell 2000 Value Index since inception on 10/1/95. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

  CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX*

                                                    Average Annual
                                  Six       -------------------------------
                                 Months     1 Year     5 Year     Inception
                                 ------     ------     ------     ---------
Small Cap Value Fund**            2.03%     26.34%     12.08%       16.78%
Russell 2000 Index               (4.09)%     2.49%      7.52%        8.97%
Russell 2000 Value Index          3.39%     14.03%     11.21%       12.81%

------------------------
* Returns for the Russell 2000 Index and Russell 2000 Value Index are based on an inception date of 9/30/95. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following chart compares the Investor Shares of the CRM Mid Cap Value Fund ("Fund") with the performance of the Russell MidCap Index and Russell MidCap Value Index since inception on 9/20/00. The Russell MidCap Value Index measures the performance of 800 of the smallest companies in the Russell 1000 Index, which is an unmanaged, capitalization weighted index of 1,000 large capitalization U.S. companies. The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns reflect reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

 CRM MID CAP VALUE FUND VS RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX*

                                                        Average Annual
                                           Six       --------------------
                                          Months     1 Year     Inception
                                          ------     ------     ---------
Mid Cap Value Fund**                       8.17%     19.06%       28.41%
Russell MidCap Index                      (3.74)%    (5.62)%      (6.16)%
Russell MidCap Value Index                 0.48%      2.33%       11.58%

------------------------
* The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
CRM LARGE CAP VALUE FUND
COMPARISON OF CHANGE
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following chart compares the Investor Shares of the CRM Large Cap Value Fund ("Fund") with the performance of the Standard and Poor's 500 Composite Index ("S&P 500") and Russell 1000 Value Index since inception on 8/25/98. The S&P 500 and Russell 1000 Value Index are unmanaged stock market indices and reflect the reinvestment of dividends. The indices exclude the effect of any expenses, which have been deducted from the Fund's return. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less, than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. The performance in the below table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Past performance cannot predict nor guarantee future results. This material must be preceded or accompanied by a current prospectus.

    CRM LARGE CAP VALUE FUND VS S&P 500 INDEX AND RUSSELL 1000 VALUE INDEX*

                                                       Average Annual
                                          Six       --------------------
                                         Months     1 Year     Inception
                                         ------     ------     ---------
Large Cap Value Fund**                   (5.56)%     (5.63)%     6.05%
S&P 500 Index                            (5.56)%    (11.89)%     2.25%
Russell 1000 Value Index                 (4.39)%     (5.59)%     5.50%

------------------------
* Returns for the S&P 500 Index and Russell 1000 Value Index are based on an inception date of 8/31/98. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

** Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP     LARGE CAP
                                                               VALUE FUND    VALUE FUND    VALUE FUND
                                                              ------------   -----------   ----------
ASSETS
   Investment in Series, at value...........................  $338,301,666   $74,503,320   $7,630,641
   Organizational costs (Note 2)............................            --         6,254           --
   Other assets.............................................        34,088         3,508        1,964
                                                              ------------   -----------   ----------
Total assets................................................   338,335,754    74,513,082    7,632,605
                                                              ------------   -----------   ----------
LIABILITIES
   Accrued expenses.........................................        50,490        12,711       10,011
                                                              ------------   -----------   ----------
Total liabilities...........................................        50,490        12,711       10,011
                                                              ------------   -----------   ----------
NET ASSETS..................................................  $338,285,264   $74,500,371   $7,622,594
                                                              ============   ===========   ==========
COMPONENTS OF NET ASSETS
   Paid in Capital..........................................  $273,393,636   $60,445,441   $7,382,775
   Undistributed net investment income......................       606,937       113,793        2,661
   Accumulated net realized gain (loss).....................       900,740      (910,907)    (468,806)
   Net unrealized appreciation on investments...............    63,383,951    14,852,044      705,964
                                                              ------------   -----------   ----------
NET ASSETS..................................................  $338,285,264   $74,500,371   $7,622,594
                                                              ============   ===========   ==========
NET ASSETS BY SHARE CLASS
   Investor Shares..........................................  $161,105,326   $22,971,513   $7,622,594
   Institutional Shares.....................................   177,179,938    51,528,858           --
                                                              ------------   -----------   ----------
                                                              $338,285,264   $74,500,371   $7,622,594
                                                              ============   ===========   ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value,
 unlimited authorized shares)
   Investor Shares..........................................     7,759,656     1,246,942      642,381
   Institutional Shares.....................................     8,376,380     2,786,873           --
NET ASSET VALUE (OFFERING PRICE AND REDEMPTION PRICE) PER
 SHARE
   Investor Shares..........................................        $20.76        $18.42       $11.87
   Institutional Shares.....................................        $21.15        $18.49           --

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP     MID CAP     LARGE CAP
                                                              VALUE FUND    VALUE FUND   VALUE FUND
                                                              -----------   ----------   ----------
INVESTMENT INCOME
   Investment income from Series............................  $ 2,304,416   $  424,862   $  57,554
   Expenses from Series.....................................   (1,328,655)    (261,076)    (26,291)
                                                              -----------   ----------   ---------
     Net investment income from Series......................      975,761      163,786      31,263
                                                              -----------   ----------   ---------
EXPENSES
   Shareholder services -- Investor Shares..................      177,217       18,051       9,226
   Administration fees......................................       18,000       18,000      18,000
   Transfer agent services..................................       70,933       18,663       2,203
   Professional services....................................        7,799        5,784       4,529
   Registration fees........................................       33,776       23,567      20,715
   Accounting services......................................       18,000       18,000       9,000
   Custody fees.............................................        1,216        1,213         603
   Trustees' fees and expenses..............................        3,587        3,587       3,587
   Amortization of organizational costs.....................           --        2,745          --
   Printing.................................................       29,185        3,087         532
   Miscellaneous............................................        8,372        1,736         786
                                                              -----------   ----------   ---------
Total expenses..............................................      368,085      114,433      69,181
   Fees waived (Note 4).....................................           --      (31,142)    (40,616)
                                                              -----------   ----------   ---------
   Net expenses.............................................      368,085       83,291      28,565
                                                              -----------   ----------   ---------
NET INVESTMENT INCOME.......................................      607,676       80,495       2,698
                                                              -----------   ----------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from investments................    8,504,606     (806,777)     43,595
   Net change in unrealized appreciation/depreciation of
     investments............................................   (1,537,136)   7,023,722    (450,087)
                                                              -----------   ----------   ---------
Net realized and unrealized gain (loss) on investments......    6,967,470    6,216,945    (406,492)
                                                              -----------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 7,575,146   $6,297,440   $(403,794)
                                                              ===========   ==========   =========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 SMALL CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $298,063,112   $173,912,895
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       607,676      1,788,066
   Net realized gain from investments.......................     8,504,606     17,583,147
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,537,136)    58,872,570
                                                              ------------   ------------
     Net increase in net assets resulting from operations...     7,575,146     78,243,783
                                                              ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (726,124)      (106,831)
   Net investment income -- Institutional Shares............      (793,246)      (162,604)
   Net realized gain on investments -- Investor Shares......   (10,345,341)    (3,638,546)
   Net realized gain on investments -- Institutional
     Shares.................................................   (11,301,651)    (5,538,096)
                                                              ------------   ------------
     Total distributions to shareholders....................   (23,166,362)    (9,446,077)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................    68,181,463     62,131,001
   Sale of shares -- Institutional Shares...................    33,944,723     42,609,261
   Reinvestment of distributions -- Investor Shares.........    10,896,476      3,621,754
   Reinvestment of distributions -- Institutional Shares....    12,013,237      5,106,496
   Redemptions of shares -- Investor Shares.................   (44,477,118)   (27,263,812)
   Redemptions of shares -- Institutional Shares............   (24,745,413)   (30,852,189)
                                                              ------------   ------------
     Net increase from capital share transactions...........    55,813,368     55,352,511
                                                              ------------   ------------
     Total increase in net assets...........................    40,222,152    124,150,217
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $338,285,264   $298,063,112
                                                              ============   ============
Undistributed net investment income.........................  $    606,937   $  1,518,630
                                                              ============   ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................     3,259,004      3,109,347
   Sale of shares -- Institutional Shares...................     1,630,442      2,265,786
   Reinvestment of distributions -- Investor Shares.........       537,037        218,837
   Reinvestment of distributions -- Institutional Shares....       581,192        303,597
   Redemptions of shares -- Investor Shares.................    (2,183,027)    (1,445,972)
   Redemptions of shares -- Institutional Shares............    (1,161,947)    (1,584,999)
                                                              ------------   ------------
     Net increase in shares.................................     2,662,701      2,866,596
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  MID CAP VALUE FUND
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $50,776,935    $ 18,573,031
                                                              -----------    ------------
OPERATIONS
   Net investment income....................................       80,495         199,965
   Net realized gain (loss) from investments................     (806,777)      4,120,044
   Net change in unrealized appreciation/depreciation of
     investments............................................    7,023,722       6,364,046
                                                              -----------    ------------
     Net increase in net assets resulting from operations...    6,297,440      10,684,055
                                                              -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (29,373)         (4,612)
   Net investment income -- Institutional Shares............      (78,907)        (98,929)
   Net realized gain on investments -- Investor Shares......   (1,107,280)        (45,991)
   Net realized gain on investments -- Institutional
     Shares.................................................   (2,974,610)       (986,506)
                                                              -----------    ------------
     Total distributions to shareholders....................   (4,190,170)     (1,136,038)
                                                              -----------    ------------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................   10,915,164      11,689,919
   Sale of shares -- Institutional Shares...................   10,643,482      26,924,044
   Reinvestment of distributions -- Investor Shares.........    1,123,579          50,540
   Reinvestment of distributions -- Institutional Shares....    2,859,307         978,424
   Redemptions of shares -- Investor Shares.................   (1,545,529)       (622,145)
   Redemptions of shares -- Institutional Shares............   (2,379,837)    (16,364,895)
                                                              -----------    ------------
     Net increase from capital share transactions...........   21,616,166      22,655,887
                                                              -----------    ------------
     Total increase in net assets...........................   23,723,436      32,203,904
                                                              -----------    ------------
NET ASSETS -- END OF PERIOD.................................  $74,500,371    $ 50,776,935
                                                              ===========    ============
Undistributed net investment income.........................  $   113,793    $    141,578
                                                              ===========    ============
                                                                 SHARES         SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ------------
   Sale of shares -- Investor Shares........................      616,299         682,787
   Sale of shares -- Institutional Shares...................      626,951       1,647,105
   Reinvestment of distributions -- Investor Shares.........       62,910           3,310
   Reinvestment of distributions -- Institutional Shares....      159,567          64,033
   Redemptions of shares -- Investor Shares.................      (90,755)        (27,609)
   Redemptions of shares -- Institutional Shares............     (133,988)       (979,058)
                                                              -----------    ------------
     Net increase in shares.................................    1,240,984       1,390,568
                                                              ===========    ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE FUND
                                                              -------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,   YEAR ENDED
                                                                  2001        JUNE 30,
                                                              (UNAUDITED)       2001
                                                              ------------   ----------
NET ASSETS -- BEGINNING OF PERIOD...........................   $7,816,926    $7,941,373
                                                               ----------    ----------
OPERATIONS
   Net investment income....................................        2,698        18,535
   Net realized gain from investments.......................       43,595       460,343
   Net change in unrealized appreciation/depreciation of
     investments............................................     (450,087)      223,827
                                                               ----------    ----------
     Net increase (decrease) in net assets resulting from
      operations............................................     (403,794)      702,705
                                                               ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Investor Shares.................      (18,551)       (5,865)
   Net realized gain on investments -- Investor Shares......           --            --
                                                               ----------    ----------
     Total distributions to shareholders....................      (18,551)       (5,865)
                                                               ----------    ----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares -- Investor Shares........................      560,940     1,897,554
   Reinvestment of distributions -- Investor Shares.........       17,928         5,726
   Redemptions of shares -- Investor Shares.................     (350,855)   (2,724,567)
                                                               ----------    ----------
     Net increase (decrease) from capital share
      transactions..........................................      228,013      (821,287)
                                                               ----------    ----------
     Total decrease in net assets...........................     (194,332)     (124,447)
                                                               ----------    ----------
NET ASSETS -- END OF PERIOD.................................   $7,622,594    $7,816,926
                                                               ==========    ==========
Undistributed net investment income.........................   $    2,661    $   18,514
                                                               ==========    ==========
                                                                 SHARES        SHARES
CAPITAL SHARE TRANSACTIONS                                    ------------   ----------
   Sale of shares -- Investor Shares........................       50,838       157,300
   Reinvestment of distributions -- Investor Shares.........        1,536           466
   Redemptions of shares -- Investor Shares.................      (30,334)     (220,535)
                                                               ----------    ----------
     Net increase (decrease) in shares......................       22,040       (62,769)
                                                               ==========    ==========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                               SMALL CAP VALUE FUND -- INVESTOR SHARES
                                        -------------------------------------------------------------------------------------
                                         SIX-MONTH
                                        PERIOD ENDED
                                        DECEMBER 31,   YEAR ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                            2001        JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,   SEPTEMBER 30,
                                        (UNAUDITED)       2001        2000+        1999(A)+         1998+           1997+
                                        ------------   ----------   ----------   ------------   -------------   -------------
Net asset value -- Beginning of
   Period.............................    $  21.93      $  16.26     $  14.94      $  13.61       $   17.68       $  13.71
                                          --------      --------     --------      --------       ---------       --------
Investment operations
   Net investment income (loss).......        0.03          0.10        (0.13)        (0.02)          (0.06)         (0.06)
   Net realized and unrealized gain
     (loss) on investments............        0.38          6.40         1.45          1.35           (3.15)          4.89
                                          --------      --------     --------      --------       ---------       --------
Total from investment operations......        0.41          6.50         1.32          1.33           (3.21)          4.83
                                          --------      --------     --------      --------       ---------       --------
Distributions to shareholders
   From net investment income.........       (0.10)        (0.02)          --            --              --             --
   From net realized gain on
     investments......................       (1.48)        (0.81)          --            --           (0.84)         (0.86)
   Return of capital..................          --            --           --            --(b)        (0.02)            --
                                          --------      --------     --------      --------       ---------       --------
Total distributions to shareholders...       (1.58)        (0.83)          --            --           (0.86)         (0.86)
                                          --------      --------     --------      --------       ---------       --------
Net asset value -- End of Period......    $  20.76      $  21.93     $  16.26      $  14.94       $   13.61       $  17.68
                                          ========      ========     ========      ========       =========       ========
Total Return..........................       2.03%(c)     41.67%        8.84%         9.80%(c)     (18.81)%(c)      37.14%
Ratios/Supplemental Data(e)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver...........................       1.26%(d)      1.28%        1.42%         1.42%(d)        1.38%          1.50%
   Expenses, excluding reimbursement/
     waiver...........................       1.26%(d)      1.28%        1.42%         1.46%(d)        1.38%          1.50%
   Net investment income (loss),
     including reimbursement/waiver...       0.27%(d)      0.66%      (0.88)%       (0.16)%(d)      (0.34)%        (0.56)%
Portfolio turnover rate...............         32%(c)        90%          96%           64%(c)          57%            99%
Net assets at the end of period (000's
  omitted)............................    $161,105      $134,778     $ 69,351      $ 94,806       $ 130,929       $144,001

+ Effective November 1, 1999, The CRM Funds - Small Cap Value ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period October 1, 1998 through June 30, 1999.
(b)Less than $0.01 per share.
(c)Not annualized.
(d)Annualized.
(e)Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                                 MID CAP VALUE FUND --
                                                                    INVESTOR SHARES
                                                              ----------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    PERIOD ENDED
                                                                  2001          JUNE 30,
                                                              (UNAUDITED)       2001(A)
                                                              ------------    ------------
Net asset value -- Beginning of Period......................    $ 18.15         $ 14.84
                                                                -------         -------
Investment operations
   Net investment income....................................       0.01            0.07
   Net realized and unrealized gain on investments..........       1.44            3.87
                                                                -------         -------
Total from investment operations............................       1.45            3.94
                                                                -------         -------
Distributions to shareholders
   From net investment income...............................      (0.03)          (0.06)
   From net realized gain on investments....................      (1.15)          (0.57)
                                                                -------         -------
Total distributions to shareholders.........................      (1.18)          (0.63)
                                                                -------         -------
Net asset value -- End of Period............................    $ 18.42         $ 18.15
                                                                =======         =======
Total Return................................................      8.17%(b)        22.3%(b)
Ratios/Supplemental Data(d)
Ratios to average net assets:
   Expenses, including reimbursement/waiver.................      1.43%(c)        1.50%(c)
   Expenses, excluding reimbursement/waiver.................      1.58%(c)        1.88%(c)
   Net investment income, including reimbursement/waiver....      0.07%(c)        0.31%(c)
Portfolio turnover rate.....................................        60%(b)         163%
Net assets at the end of period (000's omitted).............    $22,972         $11,954

(a)For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.
(b)Not annualized.
(c)Annualized.
(d)The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. THEY SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                                        LARGE CAP VALUE FUND -- INVESTOR SHARES
                                         ---------------------------------------------------------------------
                                          SIX-MONTH
                                         PERIOD ENDED
                                         DECEMBER 31,   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                             2001        JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                         (UNAUDITED)       2001        2000+        1999(B)+       1998(A)+
                                         ------------   ----------   ----------   ------------   -------------
Net asset value -- Beginning of
   Period..............................    $  12.60      $ 11.63      $  12.17      $ 10.02         $ 10.00
                                           --------      -------      --------      -------         -------
Investment operations
   Net investment income...............          --(c)      0.03            --(c)      0.06            0.01
   Net realized and unrealized gain
     (loss) on investments.............       (0.70)        0.95         (0.37)        2.16            0.01
                                           --------      -------      --------      -------         -------
Total from investment operations.......       (0.70)        0.98         (0.37)        2.22            0.02
                                           --------      -------      --------      -------         -------
Distributions to shareholders
   From net investment income..........       (0.03)       (0.01)           --(c)     (0.06)             --
   From net realized gain on
     investments.......................          --           --         (0.17)       (0.01)             --
                                           --------      -------      --------      -------         -------
Total distributions to shareholders....       (0.03)       (0.01)        (0.17)       (0.07)             --
                                           --------      -------      --------      -------         -------
Net asset value -- End of Period.......    $  11.87      $ 12.60      $  11.63      $ 12.17         $ 10.02
                                           ========      =======      ========      =======         =======
Total Return...........................     (5.56)%(d)     8.43%       (2.85)%       22.16%(d)        0.20%(d)
Ratios/Supplemental Data(f)
Ratios to average net assets:
   Expenses, including reimbursement/
     waiver............................       1.50%(e)     1.50%         1.44%        1.50%(e)        1.50%(e)
   Expenses, excluding reimbursement/
     waiver............................       2.59%(e)     2.28%         2.35%        1.92%(e)        3.95%(e)
   Net investment income, including
     reimbursement/waiver..............       0.07%(e)     0.24%         0.05%        0.63%(e)        1.78%(e)
Portfolio turnover rate................         32%(d)      109%          136%          56%(d)           7%(d)
Net assets at end of period (000's
  omitted).............................    $  7,623      $ 7,817      $  7,941      $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds - Large Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.
(a)For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(b)For the period October 1, 1998 through June 30, 1999.
(c)Less than $0.01 per share.
(d)Not annualized.
(e)Annualized.
(f)Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.                                            THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE FUND. CRM Small Cap Value Fund, CRM Mid Cap Value Fund, and CRM Large Cap Value Fund (each a "Fund" and collectively the "Funds") are series of WT Mutual Fund (the "Company"). The Company is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Company are contained in separate reports to their shareholders.

   The Funds currently offer two class of shares: Investor Shares and Institutional Shares. Information regarding the Institutional Shares is included in a separate shareholder report.

   Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund (effective November 1, 1999) seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of each Fund is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Funds:

   Valuation of Investment in Series. Valuation of each Fund's investment in its respective Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of its respective Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

   Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

   Capital Loss Carryforwards. At June 30, 2001, CRM Large Cap Value Fund had capital loss carryforwards of $466,623 which expire on June 30, 2008.

   Deferred Organization Costs. Organization costs incurred by the Funds have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that each Fund commenced operations.

   Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated among each Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly to that class.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
THE CRM FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Distributions to Shareholders. Distributions, if any, to shareholders of the Funds are declared and paid to shareholders annually.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to each Series is Cramer Rosenthal McGlynn, LLC ("CRM"). Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

   WT Funds' Board of Trustees has adopted a Shareholder Servicing Plan which allows the Funds to obtain the services of CRM and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, each Fund pays shareholder servicing agents, including CRM, up to 0.25% of the average daily net assets of the Investor Share class of the Funds, attributable to accounts for which they provide shareholder services.

   PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Funds.

   PFPC also serves as transfer agent and dividend disbursing agent of the Funds pursuant to a separate Transfer Agency Agreement with the Company on behalf of the Funds.

   CRM has contractually agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of each Fund's Investor Shares average daily net assets. This undertaking will remain in place until November 1, 2010.

--------------------------------------------------------------------------------

                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (91.0%)
AMUSEMENT & RECREATION (1.5%)
   702,100  Trans World Entertainment
              Corp.*.......................  $  5,335,960
                                             ------------
CONSUMER PRODUCTS (1.3%)
   321,300  Central Garden & Pet Co.*......     2,718,198
   187,800  Playtex Products, Inc.*........     1,831,050
                                             ------------
                                                4,549,248
                                             ------------
COMMUNICATION & BROADCASTING (3.2%)
Broadcast Media (1.5%)
   212,900  Emmis Communications Corp. --
              Class A*(a)..................     5,032,956
                                             ------------
Broadcasting & Publishing (1.7%)
   168,000  Meredith Corp..................     5,989,200
                                             ------------
                                               11,022,156
                                             ------------
COMPUTER SERVICES (5.4%)
   205,100  Perot Systems Corp.*(a)........     4,188,142
   688,900  Quantum Corp.-DLT & Storage
              Systems*.....................     6,785,665
   489,400  Systems & Computer Technology
              Corp.*.......................     5,060,396
   194,600  Transaction Systems Architects,
              Inc.*........................     2,385,796
                                             ------------
                                               18,419,999
                                             ------------
ELECTRIC, GAS & WATER UTILITIES (2.5%)
   490,900  Western Resources, Inc.........     8,443,480
                                             ------------
FINANCE & INSURANCE (14.6%)
Insurance Carriers (5.6%)
   209,600  AmerUs Group Co. ..............     7,512,065
    49,000  Everest Re Group, Ltd. ........     3,464,300
   450,900  First American Corp.(a)........     8,449,866
                                             ------------
                                               19,426,231
                                             ------------
Investment Advice (0.6%)
    77,300  W.P. Stewart & Co., Ltd. ......     2,025,260
                                             ------------
Leasing (0.8%)
    80,700  GATX Corp......................     2,624,364
                                             ------------
Savings, Credit & Other Financial Institutions (6.8%)
   349,900  AmeriCredit Corp.*(a)..........    11,039,345
   741,828  Bay View Capital Corp.*........     5,437,599
   293,122  New York Community Bancorp,
              Inc. ........................     6,703,700
                                             ------------
                                               23,180,644
                                             ------------
State & National Banks (0.8%)
   111,000  Community First Bankshares,
              Inc. ........................     2,851,590
                                             ------------
                                               50,108,089
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FOOD & BEVERAGE (2.0%)
   273,500  Interstate Bakeries Corp.......  $  6,613,230
                                             ------------
HEALTHCARE (8.8%)
    83,000  Albany Molecular Research,
              Inc.*........................     2,198,670
   100,100  Dentsply International,
              Inc. ........................     5,025,020
   355,700  Edwards Lifesciences
              Corp.*(a)....................     9,827,991
    85,700  INAMED Corp.*..................     2,576,999
   621,100  Laser Vision Centers, Inc.*....     1,285,677
   517,300  U.S. Oncology, Inc.*...........     3,900,442
   267,200  Viasys Healthcare, Inc.*.......     5,400,112
                                             ------------
                                               30,214,911
                                             ------------
MANUFACTURING (15.3%)
Automotive Parts-Equipment (1.8%)
   164,900  Lear Corp.*....................     6,289,286
                                             ------------
Carpets & Rugs (1.2%)
    73,200  Mohawk Industries, Inc.*(a)....     4,017,216
                                             ------------
Diversified-Manufacturing Industries (0.0%)
    49,600  Mascotech, Inc. Escrow*........             0
                                             ------------
Electrical Equipment (1.5%)
   114,000  EMCOR Group, Inc.*.............     5,175,600
                                             ------------
Electronics (3.3%)
   105,400  Photronics, Inc.*(a)...........     3,304,290
   375,400  Thomas & Betts Corp.(a)........     7,939,710
                                             ------------
                                               11,244,000
                                             ------------
General Construction-Single Homes (2.7%)
   285,192  D.R. Horton, Inc.(a)...........     9,257,332
                                             ------------
Machine Tools (1.6%)
   136,100  Kennametal, Inc. ..............     5,480,747
                                             ------------
Machinery & Heavy Equipment (1.6%)
   321,300  Terex Corp.*...................     5,635,602
                                             ------------
Telecommunications Equipment (1.6%)
   265,300  CommScope, Inc.*...............     5,642,931
                                             ------------
                                               52,742,714
                                             ------------
OIL & GAS (2.3%)
Oil & Gas Exploration (1.1%)
   252,400  Nuevo Energy Co.*..............     3,786,000
                                             ------------
Oil Field Machinery & Equipment (1.2%)
   176,300  FMC Technologies, Inc.*(a).....     2,900,135
    65,900  National Oilwell, Inc.*(a).....     1,358,199
                                             ------------
                                                4,258,334
                                             ------------
                                                8,044,334
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (4.7%)
 1,423,400  Ventas, Inc. ..................    16,369,100
                                             ------------
SERVICES (15.9%)
Advertising (3.7%)
   437,500  R.H. Donnelley Corp.*..........    12,709,375
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
SMALL CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SERVICES (CONTINUED)
Business Services (6.9%)
   179,400  American Management Services,
              Inc.*........................  $  3,243,552
    93,650  ChoicePoint, Inc.*(a)..........     4,747,119
   386,900  Forrester Research, Inc.*......     7,792,166
   368,800  Moore Corp., Ltd.*.............     3,503,600
   203,900  Watson Wyatt & Co. Holdings*...     4,445,020
                                             ------------
                                               23,731,457
                                             ------------
Educational Services (0.8%)
    63,400  Corinthian Colleges, Inc.*.....     2,592,426
                                             ------------
Hotels, Other Lodging Places (1.8%)
   573,200  Prime Hospitality Corp.*.......     6,333,860
                                             ------------
Sanitary Services (2.7%)
   630,393  Casella Waste Systems, Inc.*...     9,336,120
                                             ------------
                                               54,703,238
                                             ------------
TRANSPORTATION (2.1%)
Air Freight Services (0.8%)
   202,700  EGL, Inc.*(a)..................     2,827,665
                                             ------------
Railroad (1.3%)
   305,900  RailAmerica, Inc.*.............     4,423,314
                                             ------------
                                                7,250,979
                                             ------------
WHOLESALE & RETAIL TRADE (11.4%)
Footware and Related Apparel (1.1 %)
   122,800  Footstar, Inc.*(a).............     3,843,640
                                             ------------
Miscellaneous Retail Stores (1.9%)
   215,500  Dollar Tree Stores, Inc.*(a)...     6,661,105
                                             ------------
Retail Apparel & Accessory Stores (5.9%)
    79,300  AnnTaylor Stores Corp.*(a).....     2,775,500
    70,100  Coach, Inc.*(a)................     2,732,498
   333,400  Kenneth Cole Productions,
              Inc.*........................     5,901,180
   251,100  Quiksilver, Inc.*..............     4,318,920
   169,300  Tommy Hilfiger Corp.*..........     2,327,875
   282,800  United Retail Group, Inc.*.....     2,163,420
                                             ------------
                                               20,219,393
                                             ------------
Retail Direct Marketing (1.1%)
   195,700  ValueVision International,
              Inc. -- Class A*.............     3,833,763
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
WHOLESALE & RETAIL TRADE (CONTINUED)
Retail Eating & Drinking Places (1.3%)
   101,700  CEC Entertainment, Inc.*.......  $  4,412,763
                                             ------------
Retail Hair Salons (0.1%)
    19,800  Regis Corp.....................       510,444
                                             ------------
                                               39,481,108
                                             ------------
TOTAL COMMON STOCK
  (COST $249,914,215)......................   313,298,546
                                             ------------
SHORT-TERM INVESTMENTS (5.8%)
20,087,735  Sansom Street Fund -- Money
              Market Portfolio
  (COST $20,087,735).......................    20,087,735
                                             ------------
   PAR
----------
COMMERCIAL PAPER (0.6%)
$2,000,000  Greenwich Funding, 1.95%,
              01/10/02.....................     1,999,025
                                             ------------
TOTAL COMMERCIAL PAPER
  (COST $1,999,025)........................     1,999,025
                                             ------------
U.S. TREASURY BILLS (2.6%)
 3,000,000  U.S. Treasury Bills, 1.77%,
              01/03/02.....................     2,999,705
 3,000,000  U.S. Treasury Bills, 1.69%,
              01/17/02.....................     2,997,747
 3,000,000  U.S. Treasury Bills, 1.75%,
              01/24/02.....................     2,996,655
                                             ------------
TOTAL U.S. TREASURY BILLS
  (COST $8,994,107)........................     8,994,107
                                             ------------
TOTAL INVESTMENTS (100.0%)
  (COST $280,995,082)+.....................  $344,379,413
                                             ============
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $53,955,746).......................  $ 53,955,746
                                             ============

*  Non-income producing security.
(a)Security partially or fully on loan.
+ The cost for Federal income tax purposes was $280,995,082. At December 31, 2001, net unrealized appreciation was $63,384,331. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $73,535,740, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $10,151,409.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
COMMON STOCK (90.9%)
AEROSPACE AND DEFENSE (3.4%)
Aerospace (2.1%)
    71,100  Embraer-Empresa Brasileira
              ADR...........................  $ 1,573,443
                                              -----------
Defense (1.3%)
    11,400  L-3 Communications Holdings,
              Inc.*(a)......................    1,026,000
                                              -----------
                                                2,599,443
                                              -----------
COMMUNICATION & BROADCASTING (7.7%)
    26,100  Cablevision Systems Corp.(a)....    1,238,445
    59,500  Cablevision Systems Corp. --
              Rainbow Media Group(a)........    1,469,650
    72,300  Echostar Communications
              Corp.(a)......................    1,986,081
    44,500  Sprint Corp -- PCS Group(a).....    1,086,245
                                              -----------
                                                5,780,421
                                              -----------
ELECTRIC, GAS & WATER UTILITIES (1.8%)
    26,500  Allete, Inc.(a).................      667,800
    36,200  Pacific Gas & Electric, Inc. ...      696,488
                                              -----------
                                                1,364,288
                                              -----------
FINANCE & INSURANCE (16.1%)
Insurance Agents, Brokers & Services (1.4%)
    44,000  Willis Group Holdings,
              Ltd.*(a)......................    1,036,200
                                              -----------
Insurance Carriers (3.8%)
    44,100  AON Corp.(a)....................    1,566,432
    18,000  Everest Re Group, Ltd. .........    1,272,600
                                              -----------
                                                2,839,032
                                              -----------
Investment Advice (1.1%)
     2,600  Federated Investors,
              Inc. -- Class B...............       82,888
    20,400  T Rowe Price Group, Inc. .......      708,492
                                              -----------
                                                  791,380
                                              -----------
Savings, Credit & Other Financial Institutions (5.2%)
    56,900  Americredit Corp. ..............    1,795,195
    37,952  Charter One Financial, Inc. ....    1,030,397
    33,150  Washington Mutual, Inc.(a)......    1,084,005
                                              -----------
                                                3,909,597
                                              -----------
State & National Banks (4.6%)
    17,900  Bank of New York Co., Inc.(a)...      730,320
    37,700  Huntington Bancshares, Inc. ....      648,063
    58,500  North Fork Bancorporation,
              Inc. .........................    1,871,415
     6,600  Unionbancal Corp. ..............      250,800
                                              -----------
                                                3,500,598
                                              -----------
                                               12,076,807
                                              -----------
HEALTHCARE (13.8%)
    26,200  Anthem, Inc. ...................    1,296,900
    21,000  Applera Corp.(a)................      824,670
    59,800  Boston Scientific Corp.*........    1,442,376

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
HEALTHCARE (CONTINUED)
    31,200  Guidant, Inc. ..................  $ 1,553,760
    45,000  ICN Pharmaceuticals, Inc.(a)....    1,507,500
    62,500  Omnicare, Inc. .................    1,555,000
    19,000  Wellpoint Health Networks,
              Inc.*(a)......................    2,220,150
                                              -----------
                                               10,400,356
                                              -----------
MANUFACTURING (6.2%)
Consumer Products (1.5%)
    24,900  Avon Products, Inc.(a)..........    1,157,850
                                              -----------
Electronics (1.5%)
     2,800  Amphenol Corp. -- Class A*......      134,540
    35,600  Molex, Inc. -- Class A..........      962,980
                                              -----------
                                                1,097,520
                                              -----------
Laboratory Analytical Equipment (0.7%)
     8,600  Millipore Corp. ................      522,020
                                              -----------
Precision Instruments (2.5%)
    41,900  Beckman Coulter, Inc. ..........    1,856,170
                                              -----------
                                                4,633,560
                                              -----------
MINING (6.0%)
    70,800  Arch Coal, Inc. ................    1,607,160
    30,000  CONSOL Energy, Inc. ............      745,200
   104,700  Massey Energy Co. ..............    2,170,431
                                              -----------
                                                4,522,791
                                              -----------
OIL & GAS (5.7%)
    70,500  Dynegy, Inc. ...................    1,797,750
    33,200  Kinder Morgan, Inc. ............    1,848,908
    25,100  PanCanadian Energy Corp. .......      652,600
                                              -----------
                                                4,299,258
                                              -----------
SERVICES (17.6%)
Business Services (10.3%)
    70,200  Accenture, Ltd. ................    1,889,784
    51,700  Acxiom Corp.*(a)................      903,199
    99,700  Cendant Corp.*(a)...............    1,955,117
   197,600  IKON Office Solutions, Inc. ....    2,309,944
    30,800  Viad Corp. .....................      729,344
                                              -----------
                                                7,787,388
                                              -----------
Cruise Lines (1.4%)
    37,300  Carnival Corp.(a)...............    1,047,384
                                              -----------
Diversified Commercial Services (3.1%)
    42,500  Loews Corp. ....................    2,353,650
                                              -----------
Printing & Publishing (1.3%)
    16,600  McGraw-Hill Cos., Inc. .........    1,012,268
                                              -----------
Travel Services (1.5%)
    25,900  Sabre Group Holdings,
              Inc.*(a)......................    1,096,865
                                              -----------
                                               13,297,555
                                              -----------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
MID CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                         VALUE
----------                                    -----------
WHOLESALE & RETAIL TRADE (12.6%)
    35,900  AFC Enterprises.................  $ 1,019,201
   174,700  AutoNation, Inc.*(a)............    2,154,051
   170,200  Circuit City Stores, Inc.-CarMax
              Group*........................    3,870,348
    48,800  Dollar Tree Stores, Inc.*.......    1,508,408
    46,800  Toys "R" Us, Inc.*(a)...........      970,632
                                              -----------
                                                9,522,640
                                              -----------
TOTAL COMMON STOCK
  (COST $53,644,522)........................   68,497,119
                                              -----------
SHORT-TERM INVESTMENTS (5.8%)
 4,388,725  Sansom Street Fund -- Money
              Market Fund
  (COST $4,388,725).........................    4,388,725
                                              -----------
                                                MARKET
   PAR                                           VALUE
----------                                    -----------
U.S. AGENCY OBLIGATIONS (3.3%)
US Treasury Bills (3.3%)
$1,000,000  US Treasury Bill, 1.77%,
              01/03/02......................  $   999,901
 1,000,000  US Treasury Bill, 1.66%,
              01/10/02......................      999,585
   500,000  US Treasury Bill, 1.75%,
              01/24/02......................      499,443
                                              -----------
                                                2,498,929
                                              -----------
TOTAL U.S. AGENCY OBLIGATIONS
  (COST $2,498,929).........................    2,498,929
                                              -----------
TOTAL INVESTMENTS (100.0%)
  (COST $60,532,176)+.......................  $75,384,773
                                              ===========
SECURITIES LENDING COLLATERAL
Short-Term Investments Held as Collateral
  for Loaned Securities (Note 5)
  (COST $24,781,280)........................  $24,781,280
                                              ===========

ADR  American Depository Receipt.
*    Non-income producing security.
(a)  Security partially or fully on loan.
+ The cost for Federal income tax purposes was $60,532,176. At December 31, 2001, net unrealized appreciation was $14,852,597. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $15,166,322, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $313,725.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
COMMON STOCK (95.6%)
AEROSPACE & DEFENSE (2.9%)
    25,700  Honeywell International,
              Inc. ........................  $    869,174
    80,100  Rockwell Collins...............     1,561,950
                                             ------------
                                                2,431,124
                                             ------------
COMMUNICATION & BROADCASTING (16.2%)
   108,000  AT & T Corp.(a)................     1,959,120
    82,654  AT & T Wireless Group*(a)......     1,187,738
    60,000  Cablevision Systems Corp. --
              Class A*(a)..................     2,847,000
    62,000  News Corp., Ltd., ADR -- Class
              A............................     1,640,520
   134,700  Nextel Communications,
              Inc.*(a).....................     1,476,312
    30,940  Verizon Communications,
              Inc. ........................     1,468,413
    39,700  Viacom, Inc. -- Class B*(a)....     1,752,755
    93,300  WorldCom, Inc.-WorldCom
              Group*(a)....................     1,313,664
                                             ------------
                                               13,645,522
                                             ------------
COMPUTER SERVICES (1.2%)
    53,700  Ceridian Corp.*................     1,006,875
                                             ------------
ELECTRIC, GAS & WATER UTILITIES (4.0%)
    52,600  Duke Energy Corp.(a)...........     2,065,076
    27,700  Exelon Corp.(a)................     1,326,276
                                             ------------
                                                3,391,352
                                             ------------
FINANCE & INSURANCE (25.4%)
Financial Services (6.6%)
    45,400  American Express Co.(a)........     1,620,326
    23,400  Bank of America Corp. .........     1,473,030
    49,142  Citigroup, Inc. ...............     2,480,688
                                             ------------
                                                5,574,044
                                             ------------
Insurance Carriers (10.7%)
    37,700  ACE Ltd.(a)....................     1,513,655
    34,000  Allmerica Financial Corp. .....     1,514,700
    16,500  American International Group,
              Inc. ........................     1,310,100
    62,000  AON Corp.(a)...................     2,202,240
    26,500  Hartford Financial Services
              Group, Inc. .................     1,664,995
    26,000  Prudential Financial,
              Inc.(a)......................       862,940
                                             ------------
                                                9,068,630
                                             ------------
Savings, Credit & Other Financial Institutions (4.3%)
    19,500  Freddie Mac....................     1,275,300
    71,600  Washington Mutual, Inc.(a).....     2,341,320
                                             ------------
                                                3,616,620
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
FINANCE & INSURANCE (CONTINUED)
Security & Commodity Brokers, Dealers &
  Services (3.8%)
    24,255  Bear Stearns Cos., Inc. .......  $  1,422,313
    34,000  Merrill Lynch & Co., Inc. .....     1,772,080
                                             ------------
                                                3,194,393
                                             ------------
                                               21,453,687
                                             ------------
MANUFACTURING (14.6%)
Chemical & Allied Products (5.4%)
    51,300  Dow Chemical Co. ..............     1,732,914
    37,500  Du Pont (E.I.) de Nemours &
              Co.(a).......................     1,594,125
    36,800  Rohm & Haas Co. ...............     1,274,384
                                             ------------
                                                4,601,423
                                             ------------
Food & Beverage (2.4%)
    58,900  Kraft Foods, Inc. -- Class
              A*...........................     2,004,367
                                             ------------
Pharmaceutical Preparations (4.9%)
    18,900  Abbott Laboratories(a).........     1,053,675
    15,500  American Home Products
              Corp.(a).....................       951,080
    59,000  Schering-Plough Corp. .........     2,112,790
                                             ------------
                                                4,117,545
                                             ------------
Plumbing Fixtures & Heating Equipment (1.9%)
    65,900  Masco Corp. ...................     1,614,550
                                             ------------
                                               12,337,885
                                             ------------
MINING (0.8%)
    19,600  Alcoa, Inc. ...................       696,780
                                             ------------
OIL & GAS (9.3%)
    33,000  Alberta Energy Co., Ltd. ......     1,249,050
    23,200  Anadarko Petroleum Corp. ......     1,318,920
    19,100  ChevronTexaco Corp. ...........     1,711,551
    51,900  Dynergy, Inc. .................     1,323,450
    31,461  El Paso Corp.(a)...............     2,246,604
                                             ------------
                                                7,849,575
                                             ------------
SERVICES (5.9%)
Business Services (4.2%)
    84,900  Accenture Ltd.*................     1,356,768
   114,200  Cendant Corp.*(a)..............     2,239,462
                                             ------------
                                                3,596,230
                                             ------------
Printing & Publishing (1.7%)
    23,200  McGraw-Hill Cos., Inc. ........     1,414,736
                                             ------------
                                                5,010,966
                                             ------------

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
LARGE CAP VALUE SERIES
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
TECHNOLOGY (6.9%)
Computers & Office Equipment (2.4%)
    44,800  Compaq Computer Corp. .........  $    437,248
    13,300  International Business Machines
              Corp. .......................     1,608,768
                                             ------------
                                                2,046,016
                                             ------------
Computer Software (3.4%)
    49,700  Computer Associates
              International, Inc. .........     1,714,153
    94,000  Compuware Corp.*...............     1,108,260
                                             ------------
                                                2,822,413
                                             ------------
Telecommunications Equipment (1.1%)
    60,000  Motorola, Inc. ................       901,200
                                             ------------
                                                5,769,629
                                             ------------
TRANSPORTATION (2.3%)
    34,200  Union Pacific Corp.(a).........     1,949,400
                                             ------------
WHOLESALE & RETAIL TRADE (6.1%)
Retail Eating & Drinking Places (1.4%)
    43,600  McDonald's Corp. ..............     1,154,092
                                             ------------
Retail Food Stores (1.5%)
    30,500  Safeway, Inc.*(a)..............     1,273,375
                                             ------------
Specialty Retail Stores (3.2%)
    84,000  Autonation, Inc.*..............     1,035,720
    80,500  Toys "R" Us, Inc.*(a)..........     1,669,570
                                             ------------
                                                2,705,290
                                             ------------
                                                5,132,757
                                             ------------
TOTAL COMMON STOCK
  (COST $73,993,637).......................    80,675,552
                                             ------------

                                                MARKET
  SHARES                                        VALUE
----------                                   ------------
SHORT-TERM INVESTMENTS (2.6%)
 2,178,294  Sansom Street Fund -- Money
              Market Portfolio
  (COST $2,609,712)........................  $  2,178,294
                                             ------------
   PAR
----------
U.S. AGENCY OBLIGATIONS (1.8%)
  $500,000  U.S. Treasury Bills, 1.77%,
              1/03/02......................       499,951
   500,000  U.S. Treasury Bills, 1.66%,
              01/10/02.....................       499,792
   500,000  U.S. Treasury Bills, 1.75%,
              01/24/02.....................       499,443
                                             ------------
  (COST $1,499,186)........................     1,499,186
                                             ------------
TOTAL INVESTMENTS (100%)
  (COST $77,671,117)+......................  $ 84,353,032
                                             ============
SECURITIES LENDING COLLATERAL
  Short-Term Investments Held as Collateral
             for Loaned Securities (Note 5)
  (COST $35,332,892).......................  $ 35,332,532
                                             ============

*  Non-income producing security.
(a)Security partially or fully on loan.
+ The cost for Federal income tax purposes was $77,671,117. At December 31, 2001, net unrealized appreciation was $6,681,915. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $9,785,447, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $3,103,532.
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
ASSETS
    Investments
      Investments, at cost..................................  $280,995,082   $ 60,532,176   $ 77,671,117
      Net unrealized appreciation...........................    63,384,331     14,852,597      6,681,915
                                                              ------------   ------------   ------------
    Total investments, at value.............................   344,379,413     75,384,773     84,353,032
    Securities lending collateral...........................    53,955,746     24,781,280     35,332,532
    Receivable for securities sold..........................       255,855        591,714             --
    Receivable for Contributions............................     1,193,177        329,599        138,006
    Interest and dividends receivable.......................       580,163         40,059         78,503
                                                              ------------   ------------   ------------
Total assets................................................   400,364,354    101,127,425    119,902,073
                                                              ------------   ------------   ------------
LIABILITIES
    Obligation to return securities lending collateral......    53,955,746     24,781,280     35,332,532
    Payable for securities purchased........................     7,087,866      1,778,980        643,476
    Payable for Withdrawals.................................       768,153             --         61,567
    Accrued management fee..................................       204,295         43,445         39,711
    Other accrued expenses..................................        44,886         18,256         22,127
                                                              ------------   ------------   ------------
Total liabilities...........................................    62,060,946     26,621,961     36,099,413
                                                              ------------   ------------   ------------
NET ASSETS..................................................  $338,303,408   $ 74,505,464   $ 83,802,660
                                                              ============   ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               SMALL CAP       MID CAP       LARGE CAP
                                                              VALUE SERIES   VALUE SERIES   VALUE SERIES
                                                              ------------   ------------   ------------
INVESTMENT INCOME
   Dividends................................................  $ 1,879,462     $  322,149    $   556,218
   Interest.................................................      379,920         81,118         62,993
   Securities lending.......................................       45,047         21,610         39,405
                                                              -----------     ----------    -----------
Total investment income.....................................    2,304,429        424,877        658,616
                                                              -----------     ----------    -----------
EXPENSES
   Investment advisory fees.................................    1,129,400        211,386        232,143
   Administration fees......................................      150,587         28,185         42,208
   Professional services....................................       12,441          8,256         12,699
   Accounting services......................................        8,613          2,366          3,716
   Custody fees.............................................       25,951          9,672          8,556
   Trustees' fees and expenses..............................        1,215          1,215            998
   Miscellaneous............................................          454              4            125
                                                              -----------     ----------    -----------
Total expenses..............................................    1,328,661        261,084        300,445
                                                              -----------     ----------    -----------
NET INVESTMENT INCOME.......................................      975,768        163,793        358,171
                                                              -----------     ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) from investments................    8,504,670       (806,741)      (767,028)
   Net change in unrealized appreciation/depreciation of
     investments............................................   (1,537,167)     7,023,847     (4,241,497)
                                                              -----------     ----------    -----------
Net realized and unrealized gain (loss) on investments......    6,967,503      6,217,106     (5,008,525)
                                                              -----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $ 7,943,271     $6,380,899    $(4,650,354)
                                                              ===========     ==========    ===========

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                SMALL CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $298,121,714   $173,997,386
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       975,768      2,279,718
   Net realized gain from investments.......................     8,504,670     17,583,267
   Net change in unrealized appreciation/depreciation of
     investments............................................    (1,537,167)    58,872,939
                                                              ------------   ------------
     Net increase in net assets resulting from operations...     7,943,271     78,735,924
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................   102,126,186    104,740,262
   Withdrawals..............................................   (69,887,763)   (59,351,858)
                                                              ------------   ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................    32,238,423     45,388,404
                                                              ------------   ------------
     Total increase in net assets...........................    40,181,694    124,124,328
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $338,303,408   $298,121,714
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 MID CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $50,782,808    $ 18,550,860
                                                              -----------    ------------
OPERATIONS
   Net investment income....................................      163,793         264,908
   Net realized gain (loss) from investments................     (806,741)      4,121,558
   Net change in unrealized appreciation/depreciation of
     investments............................................    7,023,847       6,364,338
                                                              -----------    ------------
     Net increase in net assets resulting from operations...    6,380,899      10,750,804
                                                              -----------    ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................   21,570,702      38,837,155
   Withdrawals..............................................   (4,228,945)    (17,356,011)
                                                              -----------    ------------
     Net increase in net assets resulting from transactions
      in beneficial interests...............................   17,341,757      21,481,144
                                                              -----------    ------------
     Total increase in net assets...........................   23,722,656      32,231,948
                                                              -----------    ------------
NET ASSETS -- END OF PERIOD.................................  $74,505,464    $ 50,782,808
                                                              ===========    ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                LARGE CAP VALUE SERIES
                                                              ---------------------------
                                                               SIX-MONTH
                                                              PERIOD ENDED
                                                              DECEMBER 31,    YEAR ENDED
                                                                  2001         JUNE 30,
                                                              (UNAUDITED)        2001
                                                              ------------   ------------
NET ASSETS -- BEGINNING OF PERIOD...........................  $ 90,141,811   $ 72,228,928
                                                              ------------   ------------
OPERATIONS
   Net investment income....................................       358,171        822,390
   Net realized gain (loss) from investments................      (767,028)     3,330,183
   Net change in unrealized appreciation/depreciation of
     investments............................................    (4,241,497)     2,827,358
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      operations............................................    (4,650,354)     6,979,931
                                                              ------------   ------------
TRANSACTIONS IN BENEFICIAL INTEREST
   Contributions............................................    11,482,052     22,850,948
   Withdrawals..............................................   (13,170,849)   (11,917,996)
                                                              ------------   ------------
     Net increase (decrease) in net assets resulting from
      transactions in beneficial interests..................    (1,688,797)    10,932,952
                                                              ------------   ------------
     Total increase (decrease) in net assets................    (6,339,151)    17,912,883
                                                              ------------   ------------
NET ASSETS -- END OF PERIOD.................................  $ 83,802,660   $ 90,141,811
                                                              ============   ============

--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Small Cap Value Series, Mid Cap Value Series and Large Cap Value Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

   Security Valuation. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

   Federal Income Taxes. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner accordingly, no tax provision is recorded for the Series.

   Investment Income. All of the net investment income (loss) and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

   Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Cramer Rosenthal McGlynn, LLC ("CRM") serves as investment adviser to each of the Series. For its services, CRM receives a fee from Small Cap Value Series and Mid Cap Value Series as follows: .75% up to $1 billion; .70% of next $1 billion; and .65% in excess of $2 billion of the average daily net assets of each Series. For its services to Large Cap Value Series, CRM receives a fee as follows:
   .55% up to $1 billion; .50% of the next $1 billion; and .45% in excess of $2 billion of the average daily net assets of the Series.

   CRM has contractually agreed to waive its fees or reimburse certain operating expenses of each Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.50% of average daily net assets of the Investor Shares of
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Large Cap Value Fund. This undertaking will remain in place until November 1, 2010.

   PFPC Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

   Wilmington Trust Company serves as custodian and PFPC Trust Company serves as sub-custodian to the Series.

4. LINE OF CREDIT. The Series, along with certain other series of the Trust, participate in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from the Series. No amounts were outstanding at December 31, 2001, or at any time during the period. No commitment fees are imposed under the Credit Agreement.

5. SECURITIES LENDING AGREEMENT. Each of the Series may lend its securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series record securities lending income net of such allocations.

   In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

   At December 31, 2001, the market value of securities on loan for the Small Cap Value, Mid Cap Value and Large Cap Value Series was $51,561,526, $23,889,772 and $33,889,317, respectively, and the market value

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   of the related collateral was $53,955,746, $24,781,280 and $35,332,892, respectively. The securities on loan were collateralized by the following:

                                                     Small Cap Value   Mid Cap Value   Large Cap Value
                                                         Series           Series           Series
                                                     ---------------   -------------   ---------------
   Samson Street Fund -- Money Market Portfolio,
     2.214864% due 1/2/02..........................    $45,682,138      $17,668,084      $23,225,077
   American Century FRN, 3.60% due 8/16/02.........      2,601,992               --               --
   American Express FRN, 2.07% due 11/14/02........             --               --          360,207
   Chase Manhattan Bank TD, 1.125% due 1/2/02......        619,493          552,703          591,249
   First Union FRCD, 5.6975% due 2/6/02............         94,287          298,211        1,389,411
   First Union FRN, 4.05125% due 5/17/02...........             --          503,946          783,657
   First Union FRN, 4.07% due 5/21/02..............         53,535          372,528        1,536,705
   KBC Bank Nevada TD, 2.50% due 1/2/02............             --               --        3,816,085
   Links Finance, 3.76% due 1/25/02................             --        1,770,404               --
   Morgan Stanley FRN, 2.52% due 2/11/02...........        111,575        1,148,574          157,867
   Morgan Stanley FRN, 2.53% due 2/6/02............             --               --        1,626,095
   Morgan Stanley Repo, 1.35% due 1/2/02...........             --          276,667          132,210
   Sigma Finance FRN, 3.4675% due 2/13/02..........      4,792,726        2,190,163        1,713,969
                                                       -----------      -----------      -----------
                                                       $53,955,746      $24,781,280      $35,332,532
                                                       ===========      ===========      ===========

6. INVESTMENT SECURITIES TRANSACTIONS. During the period ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                        Small Cap       Mid Cap       Large Cap
                                                       Value Series   Value Series   Value Series
                                                       ------------   ------------   ------------
   Purchases.........................................  $113,908,204   $48,616,996    $26,746,380
   Sales.............................................    89,433,417    30,204,235     25,668,011

7. FINANCIAL HIGHLIGHTS.

                                       Small Cap Value Series                              Mid Cap Value Series
                          ------------------------------------------------   ------------------------------------------------
                          Six-Month Period                  For the Period   Six-Month Period                  For the Period
                               Ended         For the Year    November 1,          Ended         For the Year    November 1,
                            December 31,        Ended          1999(1)         December 31,        Ended          1999(1)
                                2001           June 30,        through             2001           June 30,        through
                            (Unaudited)          2001       June 30, 2000      (Unaudited)          2001       June 30, 2000
                          ----------------   ------------   --------------   ----------------   ------------   --------------
   Total Return.........        2.11%**         42.27%          19.70%**           8.41%**         43.18%          37.80%**
   Ratios to Average Net
     Assets:
      Expenses..........        0.89%*           0.90%           0.87%*            0.93%*           0.99%           1.10%*
      Net investment
         income.........        0.65%*           1.05%          (0.32)%*           0.58%*           0.82%           0.52%*
   Portfolio Turnover
     Rate...............          32%**            90%             65%               60%**           163%            202%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WT INVESTMENT TRUST I
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       Large Cap Value Series
                                                          ------------------------------------------------
                                                          Six-Month Period                  For the Period
                                                               Ended         For the Year    November 1,
                                                            December 31,        Ended          1999(1)
                                                                2001           June 30,        through
                                                            (Unaudited)          2001       June 30, 2000
                                                          ----------------   ------------   --------------
   Total Return.........................................       (5.24)%**         9.38%          18.70%**
   Ratios to Average Net Assets:
      Expenses..........................................        0.71%*           0.72%           0.69%*
      Net investment income.............................        0.85%*           1.01%           0.82%*
   Portfolio Turnover Rate..............................          32%**           109%            110%

 (1)Commencement of operations.
 *  Annualized.
 ** Not Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------
--------------------------------------------------

TRUSTEES
Robert H. Arnold
Eric Brucker
Robert J. Christian
Nicholas A. Giordano
Louis Klein, Jr.
Clement C. Moore, II
John J. Quindlen
William P. Richards
Mark A. Sargent

INVESTMENT ADVISER
Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604

ADMINISTRATOR
PFPC Inc
400 Bellevue Parkway
Wilmington, DE 19809

LEGAL COUNSEL
Pepper Hamilton LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

Investor Information: (800) CRM-2883
http://www.crmfunds.com

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED CURRENT PROSPECTUSES OF THE CRM FUNDS.

CRMINVA/R
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
--------------------------------------------------
                                      CRM
                                     FUNDS

                                   SMALL CAP
                                   VALUE FUND

                                    MID CAP
                                   VALUE FUND

                                   LARGE CAP
                                   VALUE FUND

                                Investor Shares

                               SEMI-ANNUAL REPORT
                               December 31, 2001

                                   [GRAPHIC]
THE CRM FUNDS
--------------------------------------------------
--------------------------------------------------

ROXBURY FUNDS
   PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

     Roxbury Capital Management, LLC is a traditional growth stock investor. We look for three important characteristics in selecting companies for our investment portfolios. First, we look for dominant industry leaders with proven business models and time-tested management. Secondly, we search for superior expected earnings growth in profits and free cash flow over time. Finally, we look for return on invested capital and projected earnings characteristics that justify market valuations. Portfolio sector weightings of qualifying companies reflect investment judgments concerning growth projections, valuations, and diversification objectives.

MARKET REVIEW

     Over the past few months, as Americans have been healing and starting to move ahead once again, the equity markets have progressed as well. Since the post-September 11 lows, the S&P 500 has climbed 18.9%, while the NASDAQ has snapped back 37.0%. It is interesting to note that these gains were made during the quarter when we "officially" learned that we have been in a recession since March 2001. The markets seem to be suggesting that we are labeling this recession just about the time it is over. In fact, on average, in every recession since 1970, the market has rallied 26.2% in the last three months of the recession. Except in times of panic, the markets always look forward to what will be, not what is currently present.

     Several factors give us reason to be optimistic that this recession might be over sooner rather than later: stimulus from fiscal policy, a refinancing boom triggered by the lowest mortgage rates in 40 years, and a decline in energy prices. In 2002, we believe capital expenditures will continue to be a drag, but government spending, inventory rebuilding, and a moderating, but not hibernating, consumer could combine to generate GDP growth along the lines of 3% by the second quarter.

     While this estimated recovery is less than typical cyclical recoveries (held back by higher consumer debt and the remnants of the technology spending bubble), it is high enough to generate 10% to 15% earnings growth for high-quality companies. However, despite these positives, we continue to have concerns over the near term. Although most of the bad news is out, many companies are still struggling to meet earnings expectations, and valuations are beginning to increase in certain areas where they do not appear to be warranted, e.g., parts of the technology sector.

     Typical of any recession, however, lagging indicators such as the unemployment rate will likely increase into the first half of next year, as corporate America takes the necessary steps to return to profitability as quickly as possible. An increase in unemployment could potentially impact consumer confidence and slow the recovery, but the latest surveys show that most Americans are confident about the outlook for 2002.

ROXBURY FUNDS

SPECIALTY FUND REVIEW

LARGE CAP GROWTH AND SOCIALLY RESPONSIBLE FUNDS

     Roxbury's Large Cap Growth and Socially Responsible Funds are currently positioned for an economic recovery, which at this point in time appears to be likely in the second half of 2002. Approximately 60% of the portfolio is in cyclical growth stocks (financials, consumer discretionary, technology, industrials) and 35% is in less cyclical stocks (healthcare, consumer staples). The growth bias in this mix will allow us to participate as the market turns, while we maintain risk controls that we believe are appropriate in the current environment.

     The following table compares the performance of the Roxbury Large Cap Growth Fund ("Large Cap Growth Fund"), the Russell 1000 Growth Index and the S&P 500 Index, for the periods ended December 31, 2001.*

                                                    Average Annual
                                              ---------------------------
                                     Six        One      Since Inception
                                   Months      Year      (March 14, 2000)
                                   -------    -------    ----------------
Large Cap Growth Fund............  -10.43%    -29.19%        -30.15%
Russell 1000 Growth Index........   -7.21%    -20.42%        -27.28%
S&P 500 Index....................   -5.55%    -11.87%        -12.66%

     The following table compares the performance of the Roxbury Socially Responsible Fund ("Socially Responsible Fund") and the S&P 500 Index, for the periods ended December 31, 2001.*

                                                    Average Annual
                                            ------------------------------
                                   Six        One        Since Inception
                                  Months     Year      (December 14, 2000)
                                  ------    -------    -------------------
Socially Responsible Fund.......  -9.16%    -29.61%          -29.46%
S&P 500 Index...................  -5.55%    -11.87%          -12.66%

MID CAP FUND

     Smaller capitalization stocks outperformed large caps during the fourth quarter primarily due to better valuations available in small and mid-caps. Growth stocks outperformed value, again evidencing investors' willingness to accept risk. The Roxbury Mid Cap Fund also rose during the quarter, but lagged the broader indexes. The market tended to be more speculative and as a result, health care and telecommunications stocks under performed, despite their earnings stability and strong growth prospects. For the year, the Roxbury Mid Cap Fund posted a slight decline, consistent with the S&P Mid-Cap 400, but ahead of the Russell Mid-Cap index.

     The following table compares the performance of the Roxbury Mid Cap Fund and the S&P Mid Cap 400 Index, for the periods ended December 31, 2001.*

                                                    Average Annual
                                             -----------------------------
                                    Six       One        Since Inception
                                   Months     Year     (December 14, 2000)
                                   ------    ------    -------------------
Roxbury Mid Cap Fund.............  -7.44%     3.16%           2.62%
S&P 400 Mid Cap 400 Index........  -1.57%    -0.62%           2.66%

ROXBURY FUNDS

SCIENCE AND TECHNOLOGY FUND

     Roxbury's Science and Technology Fund performed well during the quarter. Our portfolio was up 18%, compared with 10% for the S&P 500 and 19% for our blended benchmark. Our balance between healthcare and technology muted the fund's performance versus tech-concentrated indexes, as healthcare did not rebound to the extent technology did. However, healthcare stocks had not fallen as far in previous quarters. We started and ended the fourth quarter with an equal balance between the two industries and increased our weighting in semiconductors, software, and pharmaceuticals and decreased our biotechnology exposure.

     While healthcare stocks performed relatively well through most of 2001, they did not participate in the huge fourth quarter rally. With the exception of biotechnology, the healthcare group was basically flat. Technology stocks rallied sharply from the lows of mid-September and, in many cases, appear to have run ahead of near-term valuations. Many of the holdings in the portfolio participated in the tech bounce. The industries that demonstrated the most strength were software, hardware, and semiconductors.

     The following table compares the performance of the Roxbury Science and Technology Fund ("Science and Technology Fund") and the S&P 500 Index, for the periods ended December 31, 2001.*

                                                    Average Annual
                                            ------------------------------
                                   Six        One        Since Inception
                                  Months     Year      (December 14, 2000)
                                  ------    -------    -------------------
Science and Technology Fund.....  -5.38%    -28.02%          -28.49%
S&P 500 Index...................  -5.55%    -11.87%          -12.66%

---------------
* Past performance is not necessarily indicative of future results. An investment in the funds is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above tables, do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 stocks in the U.S. as measured by market capitalization, to determine their growth or value characteristics. The S&P 500 Index is an unmanaged, capitalization weighted index of 500 publicly traded stocks. The S&P Mid Cap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index, with each stock's weight in the S&P Mid Cap 400 Index proportionate to its market value. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights.

OUTLOOK

     The outlook for the economy shifted dramatically in 2001. During the summer it was unknown what catalyst could get the economy back on its feet. Following the events of September 11, we now believe we will see an economic recovery by mid-2002. We have just gone through the worst period of relative performance for growth stocks in the last 20 years. The trend began to turn in the fourth quarter, and we expect many growth-oriented sectors to be strong performers in the next couple of years. Roxbury portfolios are well positioned in these areas.

ROXBURY FUNDS

INVESTMENT STRATEGY

     At Roxbury, our job is to find quality companies that can provide superior profit growth over time. We continue to build our portfolios stock-by-stock, focusing on leading companies with strong growth fundamentals and attractive valuations.

     We will look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,


[/s/ William P. Richards, Jr.]                            [/s/ Robert J. Christian]
William P. Richards, Jr.                                  Robert J. Christian
Chief Operating Officer                                   President
Roxbury Capital Management, LLC                           WT Mutual Fund

February 15, 2002

ROXBURY FUNDS
   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                       Large Cap               Science and    Socially
                                                        Growth      Mid Cap    Technology    Responsible
                                                         Fund         Fund        Fund          Fund
                                                      -----------   --------   -----------   -----------
ASSETS:
Investment in Series, at value......................  $ 5,049,057   $129,623    $173,408      $ 36,484
Receivable from advisor.............................           --     15,716      17,180        17,590
Other assets........................................          141         --          --            --
                                                      -----------   --------    --------      --------
Total assets........................................    5,049,198    145,339     190,588        54,074
                                                      -----------   --------    --------      --------
LIABILITIES:
Accrued expenses....................................       20,877     12,343      12,665        11,326
                                                      -----------   --------    --------      --------
Total liabilities...................................       20,877     12,343      12,665        11,326
                                                      -----------   --------    --------      --------
NET ASSETS..........................................  $ 5,028,321   $132,996    $177,923      $ 42,748
                                                      ===========   ========    ========      ========
NET ASSETS CONSIST OF:
Paid-in capital.....................................  $ 6,766,894   $133,087    $229,730      $ 59,452
Accumulated net investment loss.....................       (9,352)      (774)     (1,530)         (194)
Accumulated net realized loss on investments........   (1,627,287)   (10,886)    (49,682)      (14,383)
Net unrealized appreciation (depreciation) of
  investments.......................................     (101,934)    11,569        (595)       (2,127)
                                                      -----------   --------    --------      --------
NET ASSETS..........................................  $ 5,028,321   $132,996    $177,923      $ 42,748
                                                      ===========   ========    ========      ========
Shares of beneficial interest outstanding ($0.01 par
  value, unlimited authorized shares):..............      959,509     26,345      50,512        12,326
                                                      ===========   ========    ========      ========
NET ASSET VALUE, offering and redemption price per
  share:
  Class A Shares....................................        $5.24      $5.05       $3.52         $3.47
  Sales charge (maximum of 5.50% of offering
    price)..........................................         0.30       0.29        0.20          0.20
                                                            -----      -----     -------       -------
OFFERING PRICE......................................        $5.54      $5.34       $3.72         $3.67
                                                      ===========   ========    ========      ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                        Large Cap               Science and    Socially
                                                         Growth      Mid Cap    Technology    Responsible
                                                          Fund         Fund        Fund          Fund
                                                       -----------   --------   -----------   -----------
INVESTMENT INCOME:
  Investment income from Series......................  $    23,101   $     95    $    505      $    140
  Expenses from Series...............................      (32,453)      (842)     (1,999)         (300)
                                                       -----------   --------    --------      --------
    Net investment loss from Series..................       (9,352)      (747)     (1,494)         (160)
                                                       -----------   --------    --------      --------
EXPENSES:
  Administration and accounting fees.................       27,000     27,000      27,000        27,000
  Transfer agent fees................................       17,885     25,136      25,921        24,813
  Custody fees.......................................          601        507         541           507
  Reports to shareholders............................       14,638        184       1,033           184
  Trustees' fees.....................................        2,978      3,590       3,590         3,590
  Registration fees..................................       16,515      8,326       8,662         7,257
  Professional fees..................................       44,282      2,077       2,023         1,932
  Other..............................................        6,595        342         700           254
                                                       -----------   --------    --------      --------
    Total expenses before fee waivers and
       reimbursements................................      130,494     67,162      69,470        65,537
    Fees waived and expenses reimbursed..............     (103,494)   (40,135)    (42,434)      (38,503)
    Administration and accounting fees waived........      (27,000)   (27,000)    (27,000)      (27,000)
                                                       -----------   --------    --------      --------
       Total expenses, net...........................           --         27          36            34
                                                       -----------   --------    --------      --------
  Net investment loss................................       (9,352)      (774)     (1,530)         (194)
                                                       -----------   --------    --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investments...................   (1,178,422)    (9,781)    (44,690)      (10,293)
  Net change in unrealized appreciation
    (depreciation) on investments....................      636,955      6,300      30,076         6,112
                                                       -----------   --------    --------      --------
  Net loss on investments............................     (541,467)    (3,481)    (14,614)       (4,181)
                                                       -----------   --------    --------      --------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $  (550,819)  $ (4,255)   $(16,144)     $ (4,375)
                                                       ===========   ========    ========      ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                       Large Cap               Science and    Socially
                                                        Growth      Mid Cap    Technology    Responsible
                                                         Fund         Fund        Fund          Fund
                                                      -----------   --------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss...............................  $    (9,352)  $   (774)   $ (1,530)     $   (194)
  Net realized loss on investments..................   (1,178,422)    (9,781)    (44,690)      (10,293)
  Net change in unrealized appreciation
    (depreciation) on investments...................      636,955      6,300      30,076         6,112
                                                      -----------   --------    --------      --------
Net decrease in net assets resulting from
  operations........................................     (550,819)    (4,255)    (16,144)       (4,375)
                                                      -----------   --------    --------      --------
Distributions to shareholders from:
  Net realized gain.................................           --     (2,214)         --            --
                                                      -----------   --------    --------      --------
Total distributions.................................           --     (2,214)         --            --
                                                      -----------   --------    --------      --------
Portfolio share transactions(a):
  Proceeds from shares sold.........................    1,197,856     57,018          --            --
  Cost of shares issued on reinvestment of
    distributions...................................           --      1,916          --            --
  Cost of shares redeemed...........................     (971,812)       (30)    (69,297)          (29)
                                                      -----------   --------    --------      --------
Net increase (decrease) in net assets from Fund
  share transactions................................      226,044     58,904     (69,297)          (29)
                                                      -----------   --------    --------      --------
Total increase (decrease) in net assets.............     (324,775)    52,435     (85,441)       (4,404)
NET ASSETS:
  Beginning of period...............................    5,353,096     80,561     263,364        47,152
                                                      -----------   --------    --------      --------
  End of period.....................................  $ 5,028,321   $132,996    $177,923      $ 42,748
                                                      ===========   ========    ========      ========
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                    Shares     Shares      Shares        Shares
                                                      -----------   --------    --------      --------
  Shares sold.......................................      243,168     11,449          --            --
  Shares issued on reinvestment of distributions....           --        390          --            --
  Shares redeemed...................................     (198,265)        (6)    (20,380)           (8)
                                                      -----------   --------    --------      --------
  Net increase (decrease) in shares.................       44,903     11,833     (20,380)           (8)
  Shares outstanding -- Beginning of period.........      914,606     14,512      70,892        12,334
                                                      -----------   --------    --------      --------
  Shares outstanding -- End of period...............      959,509     26,345      50,512        12,326
                                                      ===========   ========    ========      ========

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                        Large Cap              Science and    Socially
                                                         Growth      Mid Cap   Technology    Responsible
                                                          Fund       Fund(1)     Fund(1)       Fund(1)
                                                       -----------   -------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss................................  $   (12,540)  $ (409)    $ (1,099)     $   (205)
  Net realized gain (loss) on investments............     (445,163)   1,518       (4,992)       (4,090)
  Net change in unrealized appreciation
    (depreciation) on investments....................     (730,447)   5,269      (30,671)       (8,239)
                                                       -----------   -------    --------      --------
Net increase (decrease) in net assets resulting from
  operations.........................................   (1,188,150)   6,378      (36,762)      (12,534)
                                                       -----------   -------    --------      --------
Distributions to shareholders from:
  Net investment income..............................         (204)      --           --            --
  Net realized gain..................................         (818)      --           --            --
                                                       -----------   -------    --------      --------
Total distributions..................................       (1,022)      --           --            --
                                                       -----------   -------    --------      --------
Portfolio share transactions(a):
  Proceeds from shares sold..........................    6,424,389   74,194      300,134        59,694
  Cost of shares issued on reinvestment of
    distributions....................................        1,016       --           --            --
  Cost of shares redeemed............................      (73,430)     (11)          (8)           (8)
                                                       -----------   -------    --------      --------
Net increase in net assets from Portfolio share
  transactions.......................................    6,351,975   74,183      300,126        59,686
                                                       -----------   -------    --------      --------
Total increase in net assets.........................    5,162,803   80,561      263,364        47,152
NET ASSETS:
  Beginning of period................................      190,293       --           --            --
                                                       -----------   -------    --------      --------
  End of period......................................  $ 5,353,096   $80,561    $263,364      $ 47,152
                                                       ===========   =======    ========      ========
(a)TRANSACTIONS IN CAPITAL SHARES WERE:                     Shares   Shares       Shares        Shares
                                                       -----------   -------    --------      --------
  Shares sold........................................      902,403   14,514       70,894        12,336
  Shares issued on reinvestment of distributions.....          137       --           --            --
  Shares redeemed....................................       (9,555)      (2)          (2)           (2)
                                                       -----------   -------    --------      --------
  Net increase in shares.............................      892,985   14,512       70,892        12,334
  Shares outstanding -- Beginning of period..........       21,621       --           --            --
                                                       -----------   -------    --------      --------
  Shares outstanding -- End of period................      914,606   14,512       70,892        12,334
                                                       ===========   =======    ========      ========

1 For the period December 14, 2000 (commencement of operations) through June 30, 2001.

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

   FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                          For the
                                                         Six-Month          For the        For the Period
                                                       Period Ended       Fiscal Year     March 14, 2000(1)
                                                     December 31, 2001       Ended             through
                                                        (Unaudited)      June 30, 2001      June 30, 2000
      LARGE CAP GROWTH FUND -- CLASS A SHARES        -----------------   --------------   -----------------
NET ASSET VALUE -- BEGINNING OF PERIOD.............      $    5.85         $    8.80          $   10.00
                                                         ---------         ---------          ---------
INVESTMENT OPERATIONS:
  Net investment income (loss)(7)..................          (0.01)            (0.03)              0.00
  Net realized and unrealized loss on
    investments....................................          (0.60)            (2.92)             (1.20)
                                                         ---------         ---------          ---------
    Total from investment operations...............          (0.61)            (2.95)             (1.20)
                                                         ---------         ---------          ---------
DISTRIBUTIONS:
  From net investment income.......................             --                --(5)              --
  From net realized gains..........................             --                --(5)              --
                                                         ---------         ---------          ---------
    Total distributions............................             --                --                 --
                                                         ---------         ---------          ---------
NET ASSET VALUE -- END OF PERIOD...................      $    5.24         $    5.85          $    8.80
                                                         =========         =========          =========
TOTAL RETURN(6)....................................       (10.43)%(2)       (33.50)%           (12.00)%(2)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(4)
  Expenses:
    Including expense limitations..................          1.30%(3)          1.30%              1.30%(3)
    Excluding expense limitations..................          6.79%(3)          9.34%                 --(NM)
  Net investment income (loss).....................        (0.37)%(3)        (0.46)%              0.62%(3)
Portfolio Turnover.................................            43%               40%                13%
Net assets at end of period (000 omitted)..........      $   5,028         $   5,353          $     190

1  Commencement of operations.
2  Not Annualized.
3  Annualized.
4 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Large Cap Growth Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
5  Distributions were less than $0.01 per share.
6  Excluding sales charge.
7 The net investment loss per share was calculated using average shares outstanding method.
(NM)
   Not Meaningful. The advisor has agreed to reduce its fees and/or reimburse expenses to limit the total annual operating expenses to 1.30%. This arrangement will remain in place until the Board of Trustees approves its termination.

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

                                                                   For the
                                                                  Six-Month          For the Period
                                                                Period Ended      December 14, 2000(1)
                                                              December 31, 2001         through
                                                                 (Unaudited)         June 30, 2001
MID CAP FUND -- CLASS A SHARES                                -----------------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................      $   5.55              $   5.00
                                                                  --------              --------
INVESTMENT OPERATIONS:
  Net investment loss(5)....................................         (0.03)                (0.04)
  Net realized and unrealized gain (loss) on investments....         (0.38)                 0.59
                                                                  --------              --------
    Total from investment operations........................         (0.41)                 0.55
                                                                  --------              --------
DISTRIBUTIONS:
  From net investment income................................            --                    --
  From net realized gains...................................         (0.09)                   --
                                                                  --------              --------
    Total distributions.....................................         (0.09)                   --
                                                                  --------              --------
NET ASSET VALUE -- END OF PERIOD............................      $   5.05              $   5.55
                                                                  ========              ========
TOTAL RETURN(6).............................................       (7.44)%(2)             11.00%(2)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense limitations...........................         1.55%(3)              1.55%(3)
    Excluding expense limitations...........................       140.17%(3)            228.87%(3)
  Net investment loss.......................................       (1.38)%(3)            (1.22)%(3)
Portfolio Turnover..........................................           73%                   47%
Net assets at end of period (000 omitted)...................      $    133              $     81

1  Commencement of operations.
2  Not Annualized.
3  Annualized.
4 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Mid Cap Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
5 The net investment loss per share was calculated using average shares outstanding method.
6  Excluding sales charge.

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

                                                                   For the
                                                                  Six-Month          For the Period
                                                                Period Ended      December 14, 2000(1)
                                                              December 31, 2001         through
                                                                 (Unaudited)         June 30, 2001
SCIENCE AND TECHNOLOGY FUND -- CLASS A SHARES                 -----------------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................      $   3.72              $    5.00
                                                                  --------              ---------
INVESTMENT OPERATIONS:
  Net investment loss(5)....................................         (0.02)                 (0.03)
  Net realized and unrealized loss on investments...........         (0.18)                 (1.25)
                                                                  --------              ---------
    Total from investment operations........................         (0.20)                 (1.28)
                                                                  --------              ---------
DISTRIBUTIONS:
  From net investment income................................            --                     --
  From net realized gains...................................            --                     --
                                                                  --------              ---------
    Total distributions.....................................            --                     --
                                                                  --------              ---------
NET ASSET VALUE -- END OF PERIOD............................      $   3.52              $    3.72
                                                                  ========              =========
TOTAL RETURN(6).............................................       (5.38)%(2)            (25.60)%(2)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense limitations...........................         1.80%(3)               1.80%(3)
    Excluding expense limitations...........................        71.07%(3)              97.13%(3)
  Net investment loss.......................................       (1.35)%(3)             (1.35)%(3)
Portfolio Turnover..........................................           63%                    42%
Net assets at end of period (000 omitted)...................      $    178              $     263

1  Commencement of operations.
2  Not Annualized.
3  Annualized.
4 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Science and Technology Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
5 The net investment loss per share was calculated using average shares outstanding method.
6  Excluding sales charge.

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

                                                                   For the
                                                                  Six-Month          For the Period
                                                                Period Ended      December 14, 2000(1)
                                                              December 31, 2001         through
                                                                 (Unaudited)         June 30, 2001
SOCIALLY RESPONSIBLE FUND -- CLASS A SHARES                   -----------------   --------------------
NET ASSET VALUE -- BEGINNING OF PERIOD......................      $   3.82              $    5.00
                                                                  --------              ---------
INVESTMENT OPERATIONS:
  Net investment loss(5)....................................         (0.02)                 (0.02)
  Net realized and unrealized loss on investments...........         (0.33)                 (1.16)
                                                                  --------              ---------
    Total from investment operations........................         (0.35)                 (1.18)
                                                                  --------              ---------
DISTRIBUTIONS:
  From net investment income................................            --                     --
  From net realized gains...................................            --                     --
                                                                  --------              ---------
    Total distributions.....................................            --                     --
                                                                  --------              ---------
NET ASSET VALUE -- END OF PERIOD............................      $   3.47              $    3.82
                                                                  ========              =========
TOTAL RETURN(6).............................................       (9.16)%(2)            (23.60)%(2)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
  Expenses:
    Including expense limitations...........................         1.55%(3)               1.55%(3)
    Excluding expense limitations...........................       350.02%(3)             299.88%(3)
  Net investment loss.......................................       (0.90)%(3)             (0.81)%(3)
Portfolio Turnover..........................................           42%                    21%
Net assets at end of period (000 omitted)...................      $     43              $      47

1  Commencement of operations.
2  Not Annualized.
3  Annualized.
4 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Socially Responsible Series (the "Series") and the portfolio turnover reflects investment activity of the Series.
5 The net investment loss per share was calculated using average shares outstanding method.
6  Excluding sales charge.

    The accompanying notes are an integral part of the financial statements.

ROXBURY FUNDS

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND. Roxbury Large Cap Growth Fund, Roxbury Mid Cap Fund, Roxbury Science and Technology Fund and Roxbury Socially Responsible Fund (each a "Fund" and collectively the "Funds") are series of the WT Mutual Fund (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Funds. Information regarding other series of the Trust are contained in separate reports to their shareholders.

  The Funds have three classes of shares: Class A, Class B and Class C. As of December 31, 2001, only Class A shares were offered and outstanding.

  Unlike other investment companies which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust (the "Series") having the same investment objective, policies and limitations as the Fund. The performance of the Funds are directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of each of the Funds:

  Valuation of Investment in Series. Valuation of each Fund's investment in the Series is based on the underlying securities held by the Series. Each Fund is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

  Federal Income Taxes. Each Fund is treated as a separate entity for Federal income tax purposes and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, the Roxbury Large Cap Growth Fund had a tax basis capital loss carryforward available to offset future net capital gains of $20,595, which will expire June 30, 2009.

  Investment Income. Each Fund records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Fund records its own expenses as incurred. Investment income, common expenses and realized and nonrealized gain (loss) on investments are allocated among the Fund's classes on the basis of daily net assets of each class. Expenses relating to a specific class are charged directly in the class.

  Distributions to Shareholders. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ROXBURY FUNDS

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Funds do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Roxbury Capital Management, LLC. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

  PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  PFPC also serves as transfer agent and dividend disbursing agent of each Fund pursuant to a separate Transfer Agency Agreement with the Trust.

  Roxbury Capital Management, LLC has agreed to reimburse certain Fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.30% of the average daily net assets of the Large Cap Growth Fund, 1.55% of the average daily net assets of the Mid Cap Fund and Socially Responsible Fund and 1.80% of the average daily net assets of the Science and Technology Fund. This undertaking will remain in place until the Board of Trustees approves its termination.

WT INVESTMENT TRUST I -- ROXBURY SERIES

   SEMI-ANNUAL REPORT / DECEMBER 31, 2001 (UNAUDITED)

          (The following pages should be read in conjunction with the
                         Funds' Financial Statements.)

WT INVESTMENT TRUST I -- LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
   (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
COMMON STOCK -- 96.8%
COMMUNICATION & BROADCASTING -- 9.0%
    AOL Time Warner, Inc. ...........    4,550   $  146,055
    Comcast Corp. - Class A..........    2,775       99,900
    Liberty Media Corp. - Class A*...    6,500       91,000
    Viacom, Inc. - Class B*..........    2,725      120,309
                                                 ----------
                                                    457,264
                                                 ----------
 COMPUTER SERVICES -- 11.8%
    Automatic Data Processing........    1,675       98,657
    BEA Systems, Inc.*...............    3,775       58,173
    EMC Corp.*.......................    2,950       39,648
    Microsoft Corp.*.................    2,975      197,153
    Oracle Corp.*....................    6,175       85,277
    Sungard Data Systems, Inc. ......    4,050      117,166
                                                 ----------
                                                    596,074
                                                 ----------
 FINANCE & INSURANCE -- 15.8%
  FINANCIAL SERVICES -- 2.9%
    Citigroup, Inc. .................    2,950      148,916
                                                 ----------
  INSURANCE CARRIERS -- 4.6%
    American International Group,        1,750      138,950
      Inc. ..........................
    AFLAC, Inc. .....................    3,700       90,872
                                                 ----------
                                                    229,822
                                                 ----------
  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 3.9%
    Capital One Financial Corp. .....    1,875      101,156
    Freddie Mac......................    1,475       96,465
                                                 ----------
                                                    197,621
                                                 ----------
  SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 2.2%
    Goldman Sachs Group, Inc. .......    1,200      111,300
                                                 ----------
  STATE & NATIONAL BANKS -- 2.2%
    State Street Corp. ..............    2,100      109,725
                                                 ----------
                                                    797,384
                                                 ----------
 MANUFACTURING -- 45.5%
  BIOTECHNOLOGY -- 3.9%
    Amgen, Inc.*.....................    1,650       93,126
    Baxter International, Inc. ......    1,950      104,578
                                                 ----------
                                                    197,704
                                                 ----------
  COMPUTERS & OFFICE EQUIPMENT -- 6.5%
    Cisco Systems, Inc.*.............    9,125      165,254
    International Business Machines        800       96,768
      Corp. .........................
    Sun Microsystems, Inc.*..........    5,150       63,345
                                                 ----------
                                                    325,367
                                                 ----------

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  CONSUMER PRODUCTS -- 1.8%
    Kimberly-Clark Corporation.......    1,475   $   88,205
                                                 ----------
  DIVERSIFIED-MANUFACTURING INDUSTRIES -- 2.1%
    Danaher Corp. ...................    1,775      107,050
                                                 ----------
  ELECTRONICS -- 2.5%
    Texas Instruments, Inc. .........    4,500      126,000
                                                 ----------
  FOOD & BEVERAGES -- 3.2%
    Anheuser-Busch Companies,            3,600      162,756
      Inc. ..........................
                                                 ----------
  MISC. ELECTRICAL MACHINERY, EQUIPMENT & SUPPLIES -- 4.6%
    General Electric Co. ............    5,775      231,462
                                                 ----------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 3.1%
    Tyco International, Ltd. ........    2,675      157,558
                                                 ----------
  PHARMACEUTICAL PREPARATIONS -- 13.4%
    Abbott Laboratories..............    2,050      114,287
    Bristol-Myers Squibb Co. ........    3,875      197,625
    Eli Lilly & Co. .................    1,300      102,102
    Pfizer, Inc. ....................    2,775      110,584
    Pharmacia Corp. .................    3,575      152,474
                                                 ----------
                                                    677,072
                                                 ----------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 2.2%
    Medtronic, Inc. .................    2,205      112,918
                                                 ----------
  SEMICONDUCTORS -- 2.2%
    Analog Devices, Inc. ............    2,500      110,975
                                                 ----------
                                                  2,297,067
                                                 ----------
 OIL & GAS -- 1.6%
  PIPELINES -- 1.6%
    Williams Cos., Inc. .............    3,100       79,112
                                                 ----------
 SERVICES -- 0.9%
  INTERNET SERVICES -- 0.9%
    Verisign, Inc. ..................    1,200       45,648
                                                 ----------
 WHOLESALE & RETAIL TRADE -- 12.2%
  MISCELLANEOUS RETAIL STORES -- 2.0%
    CVS Corp. .......................    3,425      101,380
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- LARGE CAP GROWTH SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued
__

                                                   Value
                                       Shares     (Note 2)
                                       -------   ----------
  ux
RETAIL BUILDING MATERIALS -- 2.1%
    Home Depot, Inc. ................    2,075   $  105,846
                                                 ----------
  RETAIL DEPARTMENT STORES -- 3.2%
    Wal-Mart Stores, Inc. ...........    2,850      164,018
                                                 ----------
  RETAIL FOOD STORES -- 1.9%
    Safeway, Inc.*...................    2,275       94,981
                                                 ----------
  WHOLESALE MISCELLANEOUS -- 3.0%
    Costco Wholesale Corp.*..........    3,400      150,892
                                                 ----------
                                                    617,117
                                                 ----------
   TOTAL COMMON STOCK
     (COST $4,991,615)........................    4,889,666
                                                 ----------
SHORT-TERM INVESTMENTS -- 3.3%
    Sansom Street Fund - Money Market  166,050      166,050
      Portfolio (Cost $166,050)......
                                                 ----------
TOTAL INVESTMENTS -- 100.1%
  (COST $5,157,665)+..........................    5,055,716
OTHER ASSETS & LIABILITIES,
  NET -- (0.1)%...............................       (6,186)
                                                 ----------
NET ASSETS -- 100.0%..........................
                                                 $5,049,530
                                                 ==========

ADR - American Depository Receipts.
*  Non-incoming producing security.
+ The cost for federal income tax purposes was $5,157,665. At December 31, 2001, net unrealized depreciation was $101,949 . This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $231,494, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $333,443.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
   (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                         Shares   (Note 2)
                                         ------   --------
COMMON STOCK -- 95.0%
 COMMUNICATION & BROADCASTING -- 7.3%
    Amdocs Limited*....................     75    $  2,548
    Cox Radio, Inc.*...................     50       1,274
    Crown Castle International
      Corp.*...........................    200       2,136
    Western Wireless Corp. - Class
      A*...............................    125       3,531
                                                  --------
                                                     9,489
                                                  --------
 COMPUTER SERVICES -- 7.6%
    HNC Software, Inc.*................     75       1,545
    Intuit, Inc.*......................     60       2,566
    Peregrine Systems, Inc.*...........    200       2,966
    SunGard Data Systems, Inc.*........    100       2,893
                                                  --------
                                                     9,970
                                                  --------
 FINANCE & INSURANCE -- 13.5%
  FINANCIAL SERVICES -- 1.6%
    Affiliated Managers Group, Inc.*...     30       2,114
                                                  --------
  INSURANCE CARRIERS -- 3.3%
    Radian Group, Inc. ................    100       4,295
                                                  --------
  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 1.9%
    AmeriCredit Corp.*.................     80       2,524
                                                  --------
  SECURITY & COMMODY BROKERS, DEALERS & SERVICES -- 4.7%
    E*Trade Group, Inc.*...............    600       6,150
                                                  --------
  STATE & NATIONAL BANKS -- 2.0%
    TCF Financial Corp. ...............     55       2,639
                                                  --------
                                                    17,722
                                                  --------
 MANUFACTURING -- 26.7%
  BIOTECHNOLOGY -- 4.7%
    Invitrogen Corp.*..................    100       6,193
                                                  --------
  CONSUMER PRODUCTS -- 2.6%
    Yankee Candle Co., Inc.*...........    150       3,399
                                                  --------
  PHARMACEUTICAL PREPARATIONS -- 8.6%
    Andrx Group*.......................     40       2,816
    Biovail Corp.*.....................     75       4,219
    King Pharmaceuticals, Inc.*........    100       4,213
                                                  --------
                                                    11,248
                                                  --------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.7%
    Apogent Technologies, Inc.*........    200       5,160
    Techne Corp.*......................     25         921
                                                  --------
                                                     6,081
                                                  --------

                                                   Value
                                         Shares   (Note 2)
                                         ------   --------
  SEMICONDUCTORS -- 3.3%
    Integrated Device Technology,
      Inc.*............................     75    $  1,994
    National Semiconductor Corp.*......     75       2,309
                                                  --------
                                                     4,303
                                                  --------
  TELECOMMUNICATIONS EQUIPMENT -- 2.8%
    Openwave Systems, Inc.*............    125       1,224
    Research in Motion, Ltd.*..........    100       2,372
                                                  --------
                                                     3,596
                                                  --------
                                                    34,820
                                                  --------
 OIL & GAS -- 9.1%
    Hanover Compressor Co.*............    150       3,789
    Key Energy Services, Inc. .........    150       1,380
    Nabors Industries, Inc. ...........     75       2,575
    NRG Energy, Inc.*..................    100       1,550
    Tidewater, Inc. ...................     75       2,543
                                                  --------
                                                    11,837
                                                  --------
 SERVICES -- 15.5%
  BUSINESS SERVICES -- 3.5%
    Administaff, Inc.*.................     50       1,370
    The BISYS Group, Inc.*.............     50       3,199
                                                  --------
                                                     4,569
                                                  --------
  INTERNET SERVICES -- 4.3%
    Symantec Corp.*....................     30       1,990
    Verisign, Inc.*....................     97       3,690
                                                  --------
                                                     5,680
                                                  --------
  MEDICAL & HEALTH SERVICES -- 7.7%
    Express Scripts, Inc.*.............    100       4,676
    Lincare Holdings, Inc.*............     80       2,292
    Orthodontic Centers of America,
      Inc.*............................    100       3,050
                                                  --------
                                                    10,018
                                                  --------
                                                    20,267
                                                  --------
 WHOLESALE & RETAIL TRADE -- 15.3%
  MISCELLANEOUS RETAIL STORES -- 4.6%
    Dollar General Corp. ..............    250       3,725
    Family Dollar Stores, Inc. ........     75       2,248
                                                  --------
                                                     5,973
                                                  --------
  RETAIL APPAREL & ACCESSORY STORES -- 4.3%
    Abercrombie & Fitch Co.*...........    100       2,653
    Intimate Brands, Inc. .............    200       2,972
                                                  --------
                                                     5,625
                                                  --------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- MID CAP SERIES

__

                                                   Value
                                         Shares   (Note 2)
                                         ------   --------
RETAIL EATING & DRINKING PLACES -- 2.3%
    Brinker International, Inc.*.......    100    $  2,976
                                                  --------
  WHOLESALE - DRUGS & PROPRIETARIES -- 2.4%
    AmeriSource Bergen Corp.*..........     50       3,178
                                                  --------
  WHOLESALE - MISCELLANEOUS -- 1.7%
    BJ'S Wholesale Club, Inc. .........     50       2,206
                                                  --------
                                                    19,958
                                                  --------
   TOTAL COMMON STOCK (COST $112,405)..........
                                                   124,063
                                                  --------
SHORT-TERM INVESTMENTS -- 5.9%
    Sansom Street Fund - Money Market
      Portfolio........................  6,555       6,555
    Temp Cash Fund - Dollar Series.....  1,173       1,173
                                                  --------
   TOTAL SHORT-TERM INVESTMENTS (COST $7,728)..
                                                     7,728
                                                  --------
TOTAL INVESTMENTS -- 100.9% (COST $120,133)+...
                                                   131,791
OTHER ASSETS & LIABILITIES, NET -- (0.9%)......
                                                    (1,156)
                                                  --------
NET ASSETS -- 100.0%...........................
                                                  $130,635
                                                  ========

*  Non-income producing security.
+ The cost for federal income tax purposes. At December 31, 2001, net unrealized appreciation was $11,658. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $14,620, and depreciation for all securities, in which there was an excess of tax cost over market value, of $2,962.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SCIENCE AND TECHNOLOGY SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
   (Showing Percentage of Total Value of Net Assets)

                                                   Value
                                         Shares   (Note 2)
                                         ------   --------
COMMON STOCK -- 83.4%
COMPUTER SERVICES -- 7.6%
    BEA Systems, Inc.*.................     100   $  1,541
    Microsoft Corp.*...................     100      6,627
    Network Appliance, Inc.*...........     155      3,390
    Oracle Corp.*......................     115      1,588
                                                  --------
   TOTAL COMPUTER SERVICES.....................
                                                    13,146
                                                  --------
 MANUFACTURING -- 68.6%
  BIOTECHNOLOGY -- 10.2%
    Amgen, Inc.*.......................      50      2,822
    Baxter International Inc. .........     100      5,363
    Genentech, Inc.*...................      60      3,255
    Gilead Sciences, Inc.*.............      45      2,957
    Invitrogen Corp.*..................      55      3,406
                                                  --------
                                                    17,803
                                                  --------
  COMPUTERS & OFFICE EQUIPMENT -- 13.9%
    Cisco Systems, Inc.*...............     500      9,055
    Intel Corp. .......................     185      5,818
    International Business Machines
      Corp. ...........................      50      6,048
    Sun Microsystems, Inc.*............     270      3,321
                                                  --------
                                                    24,242
                                                  --------
  ELECTRONICS -- 2.8%
    Texas Instruments, Inc. ...........     175      4,900
                                                  --------
  PHARMACEUTICAL PREPARATIONS -- 18.1%
    Abbott Laboratories................      60      3,345
    Angiotech Pharmaceuticals, Inc.*...      65      3,622
    Bristol-Myers Squibb Co. ..........     100      5,100
    King Pharmaceuticals, Inc.*........     126      5,308
    Lilly (Eli) and Co. ...............      40      3,142
    Pharmacia Corp. ...................     145      6,184
    Schering-Plough Corp. .............     135      4,834
                                                  --------
                                                    31,535
                                                  --------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 8.7%
    Medtronic, Inc. ...................      75      3,841
    Pfizer Inc. .......................      75      2,989
    Techne Corp. ......................     100      3,685
    Varian Medical Systems, Inc. ......      65      4,632
                                                  --------
                                                    15,147
                                                  --------

                                                   Value
                                         Shares   (Note 2)
                                         ------   --------
  SEMICONDUCTORS & RELATED DEVICES -- 9.2%
    Maxim Integrated Products, Inc.*...      65   $  3,413
    Micron Technology, Inc. ...........     185      5,735
    National Semiconductor Corp.*......      55      1,694
    Novellus Systems, Inc.*............      90      3,551
    Semtech Corp.*.....................      45      1,606
                                                  --------
                                                    15,999
                                                  --------
  TELECOMMUNICATIONS EQUIPMENT -- 5.7%
    Ciena Corp.*.......................     180   $  2,576
    Nokia Oyj..........................     135      3,312
    Qualcomm Inc. .....................      25      1,262
    Research in Motion, Ltd.*..........     115      2,728
                                                  --------
                                                     9,878
                                                  --------
   TOTAL MANUFACTURING.........................
                                                   119,504
                                                  --------
 SERVICES -- 5.2%
  INTERNET SERVICES -- 5.2%
    i2 Technolgies, Inc.*..............     630      4,977
    Liberate Technologies, Inc.*.......     350      4,018
                                                  --------
   TOTAL SERVICES..............................
                                                     8,995
                                                  --------
 WHOLESALE & RETAIL TRADE -- 2.0%
  WHOLESALE & RETAIL TRADE -- 2.0%
    Amerisource Bergen Corp.*..........      55      3,494
                                                  --------
   TOTAL WHOLESALE & RETAIL TRADE..............
                                                     3,494
                                                  --------
   TOTAL COMMON STOCK (COST $145,737)..........
                                                   145,139
                                                  --------
 SHORT-TERM INVESTMENTS -- 6.3%
    Sansom Street Fund - Money Market
      Portfolio........................   8,493      8,493
    Temp Cash Fund - Dollar Series.....   2,536      2,536
                                                  --------
   TOTAL SHORT-TERM INVESTMENTS (COST
     $11,029)..................................     11,029
                                                  --------
TOTAL INVESTMENTS -- 89.7% (COST $156,766)+....
                                                   156,168
OTHER ASSETS AND LIABILITIES, NET -- 10.3%.....
                                                    17,945
                                                  --------
NET ASSETS -- 100%.............................
                                                  $174,113
                                                  ========

*  Non-income producing security.
+ The cost for federal income tax purposes. At December 31, 2001, the net unrealized depreciation was $598. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost of $10,573, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value of $11,171.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SOCIALLY RESPONSIBLE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED)
   (Showing Percentage of Total Value of Net Assets)

                                                    Value
                                          Shares   (Note 2)
                                          ------   --------
COMMON STOCK -- 80.6%
COMMUNICATION & BROADCASTING -- 9.1%
    AOL Time Warner, Inc.*..............     25    $   802
    Comcast Corp. - Class A*............     15        540
    Liberty Media Corp. - Class A*......     50        700
    Verizon Communications, Inc. .......     10        475
    Viacom, Inc. - Class B*.............     20        883
                                                   -------
                                                     3,400
                                                   -------
 COMPUTER SERVICES -- 9.5%
    BEA Systems, Inc.*..................     25        385
    EMC Corp.*..........................     25        336
    Microsoft Corp.*....................     20      1,325
    Oracle Corp.*.......................     55        760
    SunGard Data Systems, Inc.*.........     25        723
                                                   -------
                                                     3,529
                                                   -------
 FINANCE & INSURANCE -- 13.3%
  FINANCIAL SERVICES -- 3.4%
    Citigroup, Inc. ....................     25      1,262
                                                   -------
  INSURANCE CARRIERS -- 2.8%
    AFLAC, Inc. ........................     10        246
    American International Group,            10        794
      Inc. .............................
                                                   -------
                                                     1,040
                                                   -------
  SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 3.2%
    Capital One Financial Corp. ........     10        539
    Freddie Mac.........................     10        654
                                                   -------
                                                     1,193
                                                   -------
  SECURITY & COMMODITY BROKERS, DEALERS & SERVICES -- 2.5%
    Goldman Sachs Group, Inc. ..........     10        927
                                                   -------
  STATE & NATIONAL BANKS -- 1.4%
    State Street Corp. .................     10        523
                                                   -------
                                                     4,945
                                                   -------
 MANUFACTURING -- 30.4%
  BIOTECHNOLOGY -- 2.3%
    Amgen, Inc.*........................     15        847
                                                   -------
  COMPUTERS & OFFICE EQUIPMENT -- 3.2%
    Cisco Systems, Inc.*................     45        815
    Sun Microsystems, Inc.*.............     30        369
                                                   -------
                                                     1,184
                                                   -------
  CONSUMER PRODUCTS -- 1.6%
    Kimberly-Clark Corp. ...............     10        598
                                                   -------

                                                    Value
                                          Shares   (Note 2)
                                          ------   --------
  ELECTRONICS -- 2.3%
    Texas Instruments, Inc. ............     30    $   840
                                                   -------
  MISCELLANEOUS MANUFACTURING INDUSTRIES -- 4.0%
    Danaher Corp. ......................     15        905
    Minnesota Mining & Manufacturing          5        591
      Co. ..............................
                                                   -------
                                                     1,496
                                                   -------
  PHARMACEUTICAL PREPARATIONS -- 11.0%
    Abbott Laboratories.................     15        836
    Bristol-Myers Squibb Co. ...........     25      1,275
    Eli Lilly & Co. ....................     10        785
    Merck & Co., Inc. ..................     10        588
    Pfizer, Inc. .......................     15        598
                                                   -------
                                                     4,082
                                                   -------
  PRECISION INSTRUMENTS & MEDICAL SUPPLIES -- 4.2%
    Baxter International, Inc. .........     15        804
    Medtronic, Inc. ....................     15        768
                                                   -------
                                                     1,572
                                                   -------
  SEMICONDUCTORS -- 1.8%
    Analog Devices, Inc.*...............     15        666
                                                   -------
                                                    11,285
                                                   -------
 OIL & GAS -- 2.1%
    Williams Cos., Inc. ................     30        766
                                                   -------
 SERVICES -- 4.4%
  BUSINESS SERVICES -- 3.4%
    Automatic Data Processing, Inc. ....     10        589
    Concord EFS, Inc.*..................     20        656
                                                   -------
                                                     1,245
                                                   -------
  INTERNET SERVICES -- 1.0%
    VeriSign, Inc.*.....................     10        380
                                                   -------
                                                     1,625
                                                   -------
 WHOLESALE & RETAIL TRADE -- 11.8%
  MISCELLANEOUS RETAIL STORES -- 2.4%
    CVS Corp. ..........................     30        888
                                                   -------
  RETAIL BUILDING MATERIALS -- 2.0%
    Home Depot, Inc. ...................     15        765
                                                   -------
  RETAIL DEPARTMENT STORES -- 2.8%
    Target Corp. .......................     25      1,026
                                                   -------
  RETAIL FOOD STORES -- 2.2%
    Safeway, Inc.*......................     20        835
                                                   -------

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- SOCIALLY RESPONSIBLE SERIES
   INVESTMENTS / DECEMBER 31, 2001 (UNAUDITED) -- continued

                                                    Value
                                          Shares   (Note 2)
                                          ------   --------
WHOLESALE MISCELLANEOUS -- 2.4%
    Costco Wholesale Corp.*.............     20    $   888
                                                   -------
                                                     4,402
                                                   -------
  TOTAL COMMON STOCK                                29,952
    (COST $32,116)..............................
                                                   -------
SHORT-TERM INVESTMENTS -- 2.8%
    Sansom Street Fund - Money Market     1,040      1,040
      Portfolio (Cost $1,040)...........
                                                   -------
TOTAL INVESTMENTS -- 83.4%                          30,992
  (COST $33,156)+...............................
OTHER ASSETS AND LIABILITIES, NET -- 16.6%......     6,189
                                                   -------
NET ASSETS -- 100.0%............................   $37,181
                                                   =======

*  Non-income producing security.
+ The cost for federal income tax purposes. At December 31, 2001, net unrealized depreciation was $2,164. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $1,402, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $3,566.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I

   FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)

                                                      Large Cap               Science and    Socially
                                                        Growth     Mid Cap    Technology    Responsible
                                                        Series      Series      Series        Series
                                                      ----------   --------   -----------   -----------
ASSETS:
Investment in securities, at value*.................  $5,055,716   $131,791    $156,168       $30,992
Cash................................................          --         --           1             1
Receivable from advisor.............................       2,550      5,545      10,984        10,945
Receivable for investments sold.....................          --      3,193      10,979            --
Dividends and interest receivable...................       3,717         14          69            27
                                                      ----------   --------    --------       -------
Total assets........................................   5,061,983    140,543     178,201        41,965
                                                      ----------   --------    --------       -------
LIABILITIES:
Payable for investments purchased...................          --      4,987          --            --
Other accrued expenses..............................      12,453      4,921       4,088         4,784
                                                      ----------   --------    --------       -------
Total liabilities...................................      12,453      9,908       4,088         4,784
                                                      ----------   --------    --------       -------
NET ASSETS..........................................  $5,049,530   $130,635    $174,113       $37,181
                                                      ==========   ========    ========       =======
*Investments at cost................................  $5,157,665   $120,133    $156,766       $33,156

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I

STATEMENTS OF OPERATIONS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                       Large Cap               Science and    Socially
                                                        Growth      Mid Cap    Technology    Responsible
                                                        Series       Series      Series        Series
                                                      -----------   --------   -----------   -----------
INVESTMENT INCOME:
  Dividends.........................................  $    17,693   $     60    $    308      $    118
  Interest..........................................        5,415         36         199            24
  Foreign tax withheld..............................           (5)        --          --            --
                                                      -----------   --------    --------      --------
  Net investment income.............................       23,103         96         507           142
                                                      -----------   --------    --------      --------
EXPENSES:
  Advisory fees.....................................       13,750        411       1,114           148
  Administration and accounting fees................        2,500         55         111            20
  Custody fees......................................        7,430      7,689       6,951         6,882
  Trustees' fees....................................        1,216      1,222       1,222         1,222
  Professional fees.................................       12,951        985         575           985
  Other.............................................        1,153      1,200         979           969
                                                      -----------   --------    --------      --------
    Total expenses before fee waivers and expense
       reimbursements...............................       39,000     11,562      10,952        10,226
    Fees waived and expenses reimbursed.............       (6,545)   (10,712)     (8,946)       (9,920)
                                                      -----------   --------    --------      --------
       Total expenses, net..........................       32,455        850       2,006           306
                                                      -----------   --------    --------      --------
  Net investment loss...............................       (9,352)      (754)     (1,499)         (164)
                                                      -----------   --------    --------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss from investments................   (1,178,566)    (9,871)    (44,931)      (10,474)
  Net change in unrealized appreciation
    (depreciation) on investments...................      637,045      6,310      30,280         6,222
                                                      -----------   --------    --------      --------
  Net loss on investments...........................     (541,521)    (3,561)    (14,651)       (4,252)
                                                      -----------   --------    --------      --------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $  (550,873)  $ (4,315)   $(16,150)     $ (4,416)
                                                      ===========   ========    ========      ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I

STATEMENTS OF CHANGES IN NET ASSETS
For the Six-Month Period Ended December 31, 2001 (Unaudited)

                                                      Large Cap               Science and    Socially
                                                       Growth      Mid Cap    Technology    Responsible
                                                       Series       Series      Series        Series
                                                     -----------   --------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss..............................  $    (9,352)  $   (754)   $  (1,499)    $   (164)
  Net realized loss on investments.................   (1,178,566)    (9,871)     (44,931)     (10,474)
  Net change in unrealized appreciation
    (depreciation) on investments..................      637,045      6,310       30,280        6,222
                                                     -----------   --------    ---------     --------
Net decrease in net assets resulting from
  operations.......................................     (550,873)    (4,315)     (16,150)      (4,416)
                                                     -----------   --------    ---------     --------
Transactions in beneficial interests:
  Contributions....................................    1,343,569     69,124       37,347       29,885
  Withdrawals......................................   (1,094,197)   (27,002)    (116,782)     (46,092)
                                                     -----------   --------    ---------     --------
Net increase (decrease) in net assets from
  transactions in beneficial interest..............      249,372     42,122      (79,435)     (16,207)
                                                     -----------   --------    ---------     --------
Total increase (decrease) in net assets............     (301,501)    37,807      (95,585)     (20,623)
NET ASSETS:
  Beginning of period..............................    5,351,031     92,828      269,698       57,804
                                                     -----------   --------    ---------     --------
  End of period....................................  $ 5,049,530   $130,635    $ 174,113     $ 37,181
                                                     ===========   ========    =========     ========

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                      Large Cap                Science and    Socially
                                                       Growth       Mid Cap    Technology    Responsible
                                                       Series      Series(1)    Series(1)     Series(1)
                                                     -----------   ---------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss..............................  $   (12,559)  $   (433)    $ (1,104)     $   (223)
  Net realized gain (loss) on investment
    transactions...................................     (445,411)     1,547       (5,033)       (4,167)
  Net change in unrealized appreciation
    (depreciation) of investments..................     (730,466)     5,348      (30,878)       (8,386)
                                                     -----------   --------     --------      --------
Net increase (decrease) in net assets resulting
  from operations..................................   (1,188,436)     6,462      (37,015)      (12,776)
                                                     -----------   --------     --------      --------
Transactions in beneficial interests:
  Contributions....................................    6,567,335    100,529      321,136        84,577
  Withdrawals......................................     (203,290)   (14,163)     (14,423)      (13,997)
                                                     -----------   --------     --------      --------
Net increase in net assets from transactions in
  beneficial interest..............................    6,364,045     86,366      306,713        70,580
                                                     -----------   --------     --------      --------
Total increase in net assets.......................    5,175,609     92,828      269,698        57,804
NET ASSETS:
  Beginning of period..............................      175,422         --           --            --
                                                     -----------   --------     --------      --------
  End of period....................................  $ 5,351,031   $ 92,828     $269,698      $ 57,804
                                                     ===========   ========     ========      ========

1 For the period December 14, 2000 (Commencement of operations) through June 30, 2001.

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I

   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE TRUST. Large Cap Growth Series, Mid Cap Series, Science and Technology Series and Socially Responsible Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open end management investment company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

  Security Valuation. Portfolio securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, such securities will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

  Federal Income Taxes. Each Series is treated as a partnership entity for federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

  Investment Income Allocation. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

  Other. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

  Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WT INVESTMENT TRUST I

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Roxbury Capital Management, LLC ("Roxbury") provides investment advisory services to the Series. For its services, Roxbury receives a fee from each Series as follows:

                                                    % of Average Daily Net Assets
                                             -------------------------------------------
Large Cap Growth Series                      .55% up to $1 billion; .50% of next $1
                                             billion; and
                                             .45% in excess of $2 billion
Mid Cap Series                               .75% up to $1 billion; .70% of next $1
                                             billion; and
                                             .65% in excess of $2 billion
Science and Technology Series                1.0% up to $1 billion; .95% of next $1
                                             billion; and
                                             .90% in excess of $2 billion
Socially Responsible Series                  .75% up to $1 billion; .70% of next $1
                                             billion; and
                                             .65% in excess of $2 billion

  Roxbury has agreed to reimburse certain operating expenses of the Series (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 1.30% of the average daily net assets of the Large Cap Growth Series, 1.55% of the average daily net assets of the Mid Cap Series and Socially Responsible Series and 1.80% of the average daily net assets of the Science and Technology Series. This undertaking will remain in place until the Board of Trustees approves its termination.

  PFPC, Inc., an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

  Wilmington Trust Company serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. LINE OF CREDIT. The Large Cap Growth Series, along with certain other series of the Trust, participates in a $15,000,000 Credit Agreement, which expires December 31, 2002. The Credit Agreement is to be used for temporary or emergency needs, including withdrawals from Series. No amounts were outstanding at December 31, 2001. No commitment fees are imposed under the Credit Agreement.

5. INVESTMENT SECURITIES. During the six-month period ended December 31, 2001, the cost of securities purchased and proceeds from securities sold (excluding short-term investments) are aggregated as follows.

                                                                                   Science and    Socially
                                                          Large Cap     Mid Cap    Technology    Responsible
                                                        Growth Series    Series      Series        Series
                                                        -------------   --------   -----------   -----------
    Purchases.........................................   $2,635,579     $122,553    $120,731       $13,141
    Sales.............................................    1,973,728       78,314     204,952        24,650

WT INVESTMENT TRUST I

6. FINANCIAL HIGHLIGHTS.

                                                  For the Six-Month                          For the Period
                                                    Period Ended        For the Fiscal      March 14, 2000(1)
                                                  December 31, 2001       Year Ended             through
                                                     (Unaudited)         June 30, 2001        June 30, 2000
                                                  -----------------   -------------------   -----------------
  LARGE CAP GROWTH SERIES
  Total Return..................................       (10.48)%**           (33.50)%             (12.00)%**
  Ratios to Average Net Assets:
    Expenses:
       Including expense limitations............         1.30%*               1.30%                1.30%*
       Excluding expense limitations............         1.56%*                 NM                   NM
    Net investment income.......................        (0.37)%*             (0.46)%               0.42%*
  Portfolio Turnover Rate.......................           43%                  40%                  13%

                                                  For the Six-Month      For the Period
                                                    Period Ended      December 14, 2000(1)
                                                  December 31, 2001         through
                                                     (Unaudited)         June 30, 2001
                                                  -----------------   --------------------
  MID CAP SERIES
  Total Return**................................        (7.13)%               11.00%
  Ratios to Average Net Assets:*
    Expenses:
       Including expense limitations............         1.55%                 1.55%
       Excluding expense limitations............        21.09%                   NM
    Net investment loss.........................        (1.38)%               (1.24)%
  Portfolio Turnover Rate.......................           73%                   47%

                                                  For the Six-Month      For the Period
                                                    Period Ended      December 14, 2000(1)
                                                  December 31, 2001         through
                                                     (Unaudited)         June 30, 2001
                                                  -----------------   --------------------
  SCIENCE & TECH SERIES
  Total Return**................................        (5.38)%              (25.60)%
  Ratios to Average Net Assets:*
    Expenses:
       Including expense limitations............         1.80%                 1.80%
       Excluding expense limitations............         9.83%                   NM
    Net investment loss.........................        (1.35)%               (1.35)%
  Portfolio Turnover Rate.......................           63%                   42%

WT INVESTMENT TRUST I

                                                  For the Six-Month      For the Period
                                                    Period Ended      December 14, 2000(1)
                                                  December 31, 2001         through
                                                     (Unaudited)         June 30, 2001
                                                  -----------------   --------------------
  SOCIALLY RESPONSIBLE SERIES
  Total Return**................................        (9.61)%              (23.60)%
  Ratios to Average Net Assets:*
    Expenses:
       Including expense limitations............         1.55%                 1.55%
       Excluding expense limitations............        51.79%                   NM
    Net investment loss.........................        (0.83)%               (0.83)%
  Portfolio Turnover Rate.......................           42%                   21%

*  Annualized.
** Not annualized.
1  Commencement of operations.
NM Not meaningful.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                            William P. Richards, Jr.
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                        Roxbury Capital Management, LLC
                       100 Wilshire Boulevard, Suite 600
                             Santa Monica, CA 90401
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                  DISTRIBUTOR
                            PFPC Distributors, Inc.
                               3200 Horizon Drive
                           King of Prussia, PA 19406
                           --------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------
This semi-annual report is authorized for distribution only to shareholders and to others who have received a current prospectus of the Roxbury Funds. WROX-SEMI-12/01

                                                                         ROXBURY
                                                                           FUNDS

                  - LARGE CAP GROWTH
                  - MID CAP
                  - SCIENCE AND TECHNOLOGY
                  - SOCIALLY RESPONSIBLE
                                  SEMI-ANNUAL
                               December 31, 2001